Registration Nos. 33-16005
                                                                      811-5252

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
     Pre-Effective Amendment No.                                          [ ]
     Post-Effective Amendment No. 19                                      [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
  Amendment No. 20                                                        [X]

                        (Check appropriate box or boxes.)

                                COVA SERIES TRUST
                        --------------------------------
               (Exact name of registrant as specified in charter)

          One Tower Lane, Suite 3000
          Oakbrook Terrace, Illinois                             60181-4644
          ---------------------------------------               -------------
          (Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 831-5433

                                Lorry J. Stensrud
                      President and Chief Executive Officer
                                Cova Series Trust
                           One Tower Lane, Suite 3000
                      Oakbrook Terrace, Illinois 60181-4644

                     (Name and Address of Agent For Service)

                                    Copy to:

                           Raymond A. O'Hara III, Esq.
                        Blazzard, Grodd & Hasenauer, P.C.
                                  P.O. Box 5108
                               Westport, CT 06881
                                 (203) 226-7866

It is proposed that this filing will become effective:

     ___ immediately upon filing pursuant to paragraph (b) _X_ on May 1, 1998 pursuant to paragraph (b)
     ___  60 days after filing pursuant to paragraph (a)(1)
     ___  on (date) pursuant to paragraph (a)(1)
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:
     Investment Company Shares


                              CROSS REFERENCE SHEET
                             (required by Rule 495)

Item No.                                            Location
--------                                            ----------------------------
                                     PART A

Item 1.   Cover Page.............................   Cover Page

Item 2.   Synopsis...............................   Summary

Item 3.   Condensed Financial Information........   Financial Highlights

Item 4.   General Description of Registrant......   The Trust; Investment Objectives
                                                    and Policies of the Portfolios;
                                                    Investment Practices

Item 5.   Management of the Fund.................   Management of the Trust

Item 6.   Capital Stock and Other Securities.....   Description of the Trust

Item 7.   Purchase of Securities Being Offered...   Description of the Trust

Item 8.   Redemption or Repurchase...............   Description of the Trust

Item 9.   Pending Legal Proceedings..............   Not Applicable

                                     PART B

Item 10.  Cover Page.............................   Cover Page

Item 11.  Table of Contents......................   Table of Contents

Item 12.  General Information and History........   General Information and History

Item 13.  Investment Objectives and Policies.....   Investment Objectives and
                                                    Policies

Item 14.  Management of the Fund.................   Officers and Trustees

Item 15.  Control Persons and Principal Holders
               of Securities.....................   Officers and Trustees

Item 16.  Investment Advisory and Other
               Services..........................   Investment Advisory Agreement

Item 17.  Brokerage Allocation and
              Other Practices....................   Portfolio Transactions

Item 18.  Capital Stock and Other Securities.....   Description of the Trust (Part A)

Item 19.  Purchase, Redemption and Pricing of
              Securities Being Offered...........   Net Asset Values (Part A)

Item 20.  Tax Status.........................       Tax Status (Part A)

Item 21.  Underwriters.......................       Distribution and Redemption of
                                                    Shares (Part A)

Item 22.  Calculation of Performance Data........   Performance Data

Item 23.  Financial Statements...................   Financial Statements (Part B)



                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.



                                EXPLANATORY NOTE

------------------------------------------------------------------------------
This Registration Statement contains twenty Portfolios of Cova Series Trust. Several versions of the Prospectus will be created from this Registration Statement. The distribution system for each version of the Prospectus is different. All versions of the Prospectus will be filed with the Commission pursuant to Rule 497 under the Securities Act of 1933.

The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.
------------------------------------------------------------------------------




                                     PART A



                                COVA SERIES TRUST
                           ONE TOWER LANE, SUITE 3000
                      OAKBROOK TERRACE, ILLINOIS 60181-4644


COVA SERIES TRUST ("Trust") is intended to meet differing investment objectives with its twenty separate Portfolios: Quality Bond Portfolio, Small Cap Stock Portfolio, Large Cap Stock Portfolio, Select Equity Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Lord Abbett Growth and Income Portfolio, Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, Money Market Portfolio, Quality Income Portfolio, High Yield Portfolio, Stock Index Portfolio and VKAC Growth and Income Portfolio (formerly Growth and Income Portfolio). The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues its own class of shares which has rights separate from the other classes of shares.

This Prospectus concisely sets forth the information about the Trust that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.

A Statement of Additional Information, dated May 1, 1998, containing information about the Trust has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling
(800) 831-LIFE, or writing Cova Financial Services Life Insurance Company at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.

PURCHASERS SHOULD BE AWARE THAT AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U. S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THE HIGH YIELD PORTFOLIO AND THE BOND DEBENTURE PORTFOLIO MAY INVEST A SUBSTANTIAL PORTION OF THEIR ASSETS IN LOWER GRADE CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTORS SHOULD BE AWARE THAT SUCH INVESTMENTS INVOLVE A SIGNIFICANT DEGREE OF RISK. SEE "RISK FACTORS - SPECIAL RISKS OF HIGH YIELD INVESTING."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     This Prospectus is dated: May 1, 1998.


                                TABLE OF CONTENTS

                                                                   PAGE

SUMMARY
The Trust
Investment Adviser and Sub-Advisers
The Portfolios
Investment Risks
Sales and Redemptions



FINANCIAL HIGHLIGHTS

THE TRUST

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS
Quality Bond Portfolio
Small Cap Stock Portfolio
Large Cap Stock Portfolio
Select Equity Portfolio
International Equity Portfolio
Emerging Markets Equity Portfolio
Bond Debenture Portfolio
Mid-Cap Value Portfolio
Large Cap Research Portfolio
Developing Growth Portfolio
Lord Abbett Growth and Income Portfolio
Balanced Portfolio
Small Cap Equity Portfolio
Equity Income Portfolio
Growth & Income Equity Portfolio
Money Market Portfolio
Quality Income Portfolio
High Yield Portfolio
Stock Index Portfolio
VKAC Growth and Income Portfolio

INVESTMENT PRACTICES
Investment Limitations

RISK FACTORS
Tax Considerations
Special Considerations Relating to Foreign Securities
Special Risks of High Yield Investing

PORTFOLIO TURNOVER RATES
Money Market Portfolio and Quality Income Portfolio
High Yield Portfolio and Bond Debenture Portfolio
Stock Index Portfolio
VKAC Growth and Income Portfolio
Quality  Bond,  Small Cap Stock, Select Equity, International Equity and Large
        Cap Stock Portfolios
Balanced,  Small  Cap  Equity,  Equity Income, Growth & Income Equity, Mid-Cap
           Value, Large Cap Research, Developing Growth and Lord Abbett Growth and Income Portfolios

MANAGEMENT OF THE TRUST
The Trustees
Adviser
Trust Administration
Portfolio Management
Expenses of the Trust
Sub-Advisers
Sub-Advisory Fees

DESCRIPTION OF THE TRUST
Shareholder Rights
Inquiries
Distribution and Redemption of Shares
   Exchanges of Shares
Dividends
Tax Status
Net Asset Values

FUND PERFORMANCE

ADDITIONAL PERFORMANCE INFORMATION

APPENDIX - DESCRIPTION OF CORPORATE BOND RATINGS




                                     SUMMARY

THE TRUST

The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated July 9, 1987. The Trust offers twenty diversified Portfolios. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. This Prospectus will be supplemented to reflect the addition of new Portfolios.

INVESTMENT ADVISER AND SUB-ADVISERS

Subject to the authority of the Board of Trustees of the Trust, Cova Investment Advisory Corporation (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Sub-Advisers for each of the Portfolios to make investment decisions and place orders. The Sub-Advisers for the Portfolios are:

SUB-ADVISER          NAME OF PORTFOLIO

J.P. Morgan          Quality Bond Portfolio
Investment           Small Cap Stock Portfolio
Management Inc.      Large Cap Stock Portfolio
                     Select Equity Portfolio
                     International Equity Portfolio
                     Emerging Markets Equity Portfolio

Lord, Abbett & Co.   Bond Debenture Portfolio
                     Mid-Cap Value Portfolio
                     Large Cap Research Portfolio
                     Developing Growth Portfolio
                     Lord Abbett Growth and Income Portfolio

Mississippi Valley   Balanced Portfolio
Advisors Inc.        Small Cap Equity Portfolio
                     Equity Income Portfolio
                     Growth & Income Equity Portfolio

Van Kampen American  Money Market Portfolio
Capital Investment   Quality Income Portfolio
Advisory Corp.       High Yield Portfolio
                     Stock Index Portfolio
                     VKAC Growth and Income Portfolio

For  additional   information  concerning  the  Adviser  and  the  Sub-Advisers, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.:

     QUALITY BOND PORTFOLIO.

     The investment objective of this Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective.

     SMALL CAP STOCK PORTFOLIO.

     The investment objective of this Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio will invest primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio will be primarily securities included in the Russell 2000 Index.

     LARGE CAP STOCK PORTFOLIO.

     The investment objective of this Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies. The Portfolio will be highly diversified and hold approximately 300 stocks.

     SELECT EQUITY PORTFOLIO.

     The investment objective of this Portfolio is long-term growth of capital and income. The equity holdings of the Portfolio will be primarily stocks of large- and medium-sized companies. The Portfolio will typically hold between 60 and 90 stocks.

     INTERNATIONAL EQUITY PORTFOLIO.

     The investment objective of this Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. The equity holdings of the Portfolio will be primarily stocks of established companies based in developed countries outside the United States. The Portfolio is actively managed and seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index. Investments in foreign securities involve certain risks not typically involved in domestic investment. Investors should carefully consider these risks set forth under "Risk Factors-Special Considerations Relating to Foreign Securities" before investing.

     EMERGING MARKETS EQUITY PORTFOLIO.

     The investment objective of this Portfolio is to achieve a high total return from a portfolio of equity securities of companies in emerging markets. The Portfolio is designed for long term investors who want exposure to the rapidly growing emerging markets. Many investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses and may be more volatile than investments in the developed markets of the world. Investors should carefully consider these risks set forth under "Risk Factors-Special Considerations Relating to Foreign Securities" before investing.


PORTFOLIOS MANAGED BY LORD, ABBETT & CO.:

     BOND DEBENTURE PORTFOLIO.

     The investment objective of this Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing" before investing.

     MID-CAP VALUE PORTFOLIO.

     The investment objective of this Portfolio is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion.

     LARGE CAP RESEARCH PORTFOLIO.

     The investment objective of this Portfolio is growth of capital and growth of income consistent with reasonable risk. Production of current income is a secondary consideration. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in companies whose outstanding equity securities have an aggregate market value of $1.5 billion and above.

     DEVELOPING GROWTH PORTFOLIO.

     The investment objective of this Portfolio is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Portfolio will invest primarily in the common stocks of companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. Volatile price movement can be expected.

     LORD ABBETT GROWTH AND INCOME PORTFOLIO.

     The investment objective of this Portfolio is long-term growth of capital and income without excessive fluctuation in market value. The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation.

PORTFOLIOS MANAGED BY MISSISSIPPI VALLEY ADVISORS INC.

     BALANCED PORTFOLIO.

     The investment objective of this Portfolio is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio uses a disciplined approach of allocating assets primarily among three major asset groups, i.e., equity securities, fixed-income securities and cash equivalents.

     SMALL CAP EQUITY PORTFOLIO.

     The investment objective of this Portfolio is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. The Portfolio normally invests primarily in common stocks of emerging or established small- to medium-sized companies with above-average potential for price appreciation.

     EQUITY INCOME PORTFOLIO.

     The investment objective of this Portfolio is to seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock.

     GROWTH & INCOME EQUITY PORTFOLIO.

     The investment objective of this Portfolio is to provide long-term capital growth, with income as a secondary consideration. The Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock.

PORTFOLIOS MANAGED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.:

     MONEY MARKET PORTFOLIO.

     The investment objective of this Portfolio is to provide high current income consistent with the preservation of capital and liquidity through investment in a broad range of money market instruments that will mature within 12 months of the date of purchase. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

     QUALITY INCOME PORTFOLIO.

     The investment objective of this Portfolio is to seek a high level of current income, consistent with safety of principal, by investing in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations.

     HIGH YIELD PORTFOLIO.

     The investment objective of this Portfolio is the maximization of total investment return through income and capital appreciation. The Portfolio will pursue its investment objective by investing in a portfolio substantially consisting of medium and lower grade domestic corporate debt securities. The Portfolio may also invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The Portfolio may also, from time to time, invest in cash or cash equivalents due to market conditions or for other defensive purposes. Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk. (See "Risk Factors - Special Risks of High Yield Investing.")

     STOCK INDEX PORTFOLIO.

     The investment objective of this Portfolio is to achieve investment results that approximate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index by investing in common stocks, stock index futures contracts and options on stock indexes and stock index futures contracts, and certain short-term fixed income securities such as cash reserves.

"Standard & Poor's ", "S&P ", "S&P 500 ", "Standard & Poor's 500" and "500" re trademarks of McGraw-Hill Inc. and have been licensed for use by Cova Financial Services Life Insurance Company and its affiliates. The Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no representation regarding the advisability of investing in the Stock Index Portfolio.

     VKAC GROWTH AND INCOME PORTFOLIO.

     The investment objective of this Portfolio is to seek long-term growth of both capital and income by investing in a portfolio of common stocks which are considered by the Portfolio's Sub-Adviser to have potential for capital appreciation and dividend growth. The Portfolio may also invest up to 35% of its assets in common stocks which are considered by the Portfolio's Sub-Adviser to have potential for capital appreciation but which are issued by foreign corporations.

The investment objectives of a Portfolio and policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and in the Statement of Additional Information are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the Statement of Additional Information. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers described herein to a heightened degree. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher- than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

SALES AND REDEMPTIONS

All Portfolios of the Trust sell shares to the separate accounts of Cova Financial Services Life Insurance Company and its affiliated life insurance companies (collectively, "Cova Life") as a funding vehicle for the variable annuity contracts and/or variable life insurance policies ("Variable Contracts") offered by Cova Life. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of Cova Life, and therefore, are ultimately borne by Variable Contract owners. In addition, other fees and expenses are assessed by Cova Life at the separate account level. (See the Prospectus for the Variable Contract for a description of all fees and charges relating to the Variable Contract.)


                              FINANCIAL HIGHLIGHTS
       (FOR ONE SHARE OF EACH PORTFOLIO OUTSTANDING THROUGHOUT THE PERIOD)

The following schedule presents financial highlights for one share of each of the Portfolios throughout the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent auditors, for each of the periods through December 31, 1997 presented below, and their report thereon appears in the Portfolios' related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information, a copy of which may be obtained without charge as indicated elsewhere in this Prospectus.

                                COVA SERIES TRUST

                              FINANCIAL HIGHLIGHTS

                FOR SHARES HELD THROUGHOUT THE PERIODS INDICATED


                                               Small Cap Stock                       Quality Bond
                                                  Portfolio                            Portfolio
                                            --------------------------        ---------------------------
                                                         For the period                     For the period
                                                         from May 1,                        from May 1,
                                                         1996 (date of                      1996 (date of
                                                         initial public                     initial public
                                          Year ended     offering) to          Year ended   offering) to
                                          12/31/97       12/31/96              12/31/97     12/31/96
                                          ----------     --------------        ----------   -------------

NET ASSET VALUE, BEGINNING OF PERIOD      $10.922         $10.512              $10.082       $ 9.897
                                          -------         --------              -------      --------
INCOME FROM INVESTMENT OPERATIONS

   Net investment income                    0.057           0.057                0.446         0.459
   Net realized and unrealized gains        2.217           0.843                0.452         0.102
   (losses)                                ------           ------               -----         -----
 Total from investment operations           2.274           0.900                0.898         0.561
                                           ------           ------               -----         ------
 DISTRIBUTIONS

   Dividends from net investment income    (0.055)          (0.055)             (0.531)       (0.376)
   Distributions from net realized gains   (0.036)          (0.435)             (0.044)         ---
   Distributions in excess of net
      investment income                      ---              ---                 ---           ---
   Return of capital distributions           ---              ---                 ---           ---
                                           -------          -------              -------       ------
  Total distributions                      (0.091)          (0.490)             (0.575)       (0.376)
                                           -------          -------              -------       ------
NET ASSET VALUE, END OF PERIOD            $13.105           $10.922             $10.405       $10.082
                                           -------          --------             -------       ------
TOTAL RETURN                               20.89%             8.65%*              9.06%         5.68%*
                                           -------          --------             --------      ------

RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions) $  59.8            $ 14.7              $ 18.6         $ 5.8

 RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                       0.95%             0.95%**             0.65%         0.65%**
   Interest Expense                           ---               ---                 ---           ---
   Net investment income                    0.56%             0.87%**             5.92%         5.94%**

 PORTFOLIO TURNOVER RATE                    79.1%            102.4%              163.7%        181.3%

 AVERAGE COMMISSION RATE PAID(2)          $0.0375         $ 0.0371                 N/A           N/A

(1) If certain  expenses had not been
    reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses
     to Average Net Assets:                 1.39%           2.68%**                1.08%          1.52%**

    Ratio of Net Investment
    Income to Average Net
    Assets:                                 0.12%          (0.86%)**               5.49%           5.07%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

+    Amount is less than $.0005
*    Non-annualized
**   Annualized
N/A  Not Applicable


                                                     Select Equity
                                                        Portfolio
                                               ----------------------------
                                                             For the period
                                                             from May 1,
                                                             1996 (date of
                                                             initial public
                                                Year ended   offering) to
                                                12/31/97     12/31/96
                                                --------     --------------

NET ASSET VALUE, BEGINNING OF PERIOD             $10.742       $10.084
                                                 -------       --------
INCOME FROM INVESTMENT OPERATIONS

   Net investment income                           0.078         0.081
   Net realized and unrealized gains               3.294         0.771
   (losses)                                        ------        ------
 Total from investment operations                  3.372         0.852
                                                   ------        ------
 DISTRIBUTIONS

   Dividends from net investment income           (0.077)       (0.081)
   Distributions from net realized gains          (0.071)       (0.113)
   Distributions in excess of net
      investment income                             ---         (0.000)+
   Return of capital distributions                  ---           ---
                                                   ------        -------
  Total distributions                             (0.148)       (0.194)
                                                   ------        -------
NET ASSET VALUE, END OF PERIOD                    $13.966        $10.742
                                                   ------        -------
TOTAL RETURN                                       31.55%          8.52%*
                                                   ------        -------

RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions)          $106.9         $ 23.8

 RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                               0.83%         0.85%**
   Interest Expense                                   ---           ---
   Net investment income                            0.81%         1.35%**

 PORTFOLIO TURNOVER RATE                           134.8%        123.9%

 AVERAGE COMMISSION RATE PAID(2)                 $0.0406        $ 0.0406


(1) If certain  expenses had not been
    reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses
     to Average Net Assets:                         1.00%        1.70%**

    Ratio of Net Investment
    Income to Average Net
    Assets:                                         0.64%         0.50%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

+    Amount is less than $.0005
*    Non-annualized
**   Annualized
N/A  Not Applicable



                        FINANCIAL HIGHLIGHTS (continued)

                FOR SHARES HELD THROUGHOUT THE PERIODS INDICATED


                                              Large Cap Stock                     International Equity
                                                  Portfolio                            Portfolio
                                            --------------------------        ---------------------------
                                                         For the period                     For the period
                                                         from May 1,                        from May 1,
                                                         1996 (date of                      1996 (date of
                                                         initial public                     initial public
                                          Year ended     offering) to          Year ended   offering) to
                                          12/31/97       12/31/96              12/31/97     12/31/96
                                          ----------     --------------        ----------   -------------

NET ASSET VALUE, BEGINNING OF PERIOD      $11.112         $10.003              $10.959       $10.215
                                          -------          -------             --------       -------

INCOME FROM INVESTMENT OPERATIONS

   Net investment income                    0.113           0.124                0.122         0.096
   Net realized and unrealized gains        3.560           1.304                0.539         0.755
   (losses)                                ------           ------               -----         -----
 Total from investment operations           3.673           1.428                0.661         0.851
                                           ------           ------               -----         ------
 DISTRIBUTIONS

   Dividends from net investment income    (0.118)          (0.122)             (0.137)       (0.086)
   Distributions from net realized gains   (0.822)          (0.197)             (0.011)       (0.021)
   Distributions in excess of net
      investment income                      ---              ---                 ---           ---
   Return of capital distributions           ---              ---                 ---           ---
                                           -------          -------              -------       ------
  Total distributions                      (0.940)          (0.319)             (0.148)       (0.107)
                                           -------           ------             -------       -------
NET ASSET VALUE, END OF PERIOD            $13.845           $11.112             $11.472       $10.959
                                           -------          --------             -------       ------
TOTAL RETURN                               33.25%            14.35%*              5.96%         8.44%*
                                           -------          --------             --------      ------

RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions) $  32.3           $  16.8              $ 68.8         $15.6

 RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                       0.75%             0.75%**             0.95%         0.95%**
   Interest Expense                           ---               ---                 ---           ---
   Net investment income                    0.99%             1.56%**             1.35%         1.43%**

 PORTFOLIO TURNOVER RATE                    59.5%             35.5%               74.1%         48.2%

 AVERAGE COMMISSION RATE PAID(2)          $0.0324         $ 0.0323              $0.0217       $0.0107


(1) If certain  expenses had not been
    reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses
    to Average Net Assets:                1.08%            1.23%**                1.53%        3.80%**

    Ratio of Net Investment
    Income to Average Net Assets:         0.66%            1.08%**                0.77%       (1.42%)**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


*    Non-annualized
**   Annualized
N/A  Not Applicable


                                                   Bond Debenture
                                                      Portfolio
                                             ----------------------------
                                                           For the period
                                                           from May 1,
                                                           1996 (date of
                                                           initial public
                                              Year ended   offering) to
                                              12/31/97     12/31/96
                                              --------     --------------

NET ASSET VALUE, BEGINNING OF PERIOD           $10.970       $10.098
                                                --------      -------

INCOME FROM INVESTMENT OPERATIONS

   Net investment income                         0.544         0.345
   Net realized and unrealized gains             1.147         0.949
   (losses)                                      ------        ------
 Total from investment operations                1.691         1.294
                                                 ------        ------
 DISTRIBUTIONS

   Dividends from net investment income         (0.549)       (0.342)
   Distributions from net realized gains          ---         (0.080)
   Distributions in excess of net
      investment income                           ---           ---
   Return of capital distributions                ---           ---
                                                 ------        -------
  Total distributions                           (0.549)       (0.422)
                                                 ------        -------
NET ASSET VALUE, END OF PERIOD                  $12.112        $10.970
                                                 ------        -------
TOTAL RETURN                                     15.63%         12.89%*
                                                 ------        -------

RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions)        $ 55.4         $  7.7

 RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                             0.85%         0.85%**
   Interest Expense                                 ---           ---
   Net investment income                          6.68%         7.26%**

 PORTFOLIO TURNOVER RATE                         100.3%         58.1%

 AVERAGE COMMISSION RATE PAID(2)                   N/A       $0.0677


(1) If certain  expenses had not been
    reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses
    to Average Net Assets:                        1.07%         2.05%**

    Ratio of Net Investment
    Income to Average Net Assets:                 6.46%         6.06%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


*    Non-annualized
**   Annualized
N/A  Not Applicable



                        FINANCIAL HIGHLIGHTS (continued)

                             MONEY MARKET PORTFOLIO

                                                                                                                July 1, 1991
                                                                                                                (Commencement
                                                                     Year Ended December 31                     of Investment
                                                                                                                Operations) to
                                              1997      1996       1995       1994       1993       1992       December 31, 1991
                                              -------------------------------------------------------------     -----------------

NET ASSET VALUE, BEGINNING OF PERIOD          $ 1.00   $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00       $ 1.00
                                              ------   ------     ------     ------     ------     ------       ------

 INCOME FROM INVESTMENT OPERATIONS

   Net investment income                       0.055    0.053      0.059      0.041      0.032      0.038        0.027
   Net realized and unrealized gains (losses)   --       --         --         --         --         --            --
                                               ------  --------   --------   --------   --------   --------     ------
 Total from investment operations              0.055    0.053      0.059      0.041      0.032      0.038        0.027
                                               ------  --------   --------   --------   --------   --------     -------

 DISTRIBUTIONS

   Dividends from net investment income       (0.055)  (0.053)    (0.059)    (0.041)    (0.032)    (0.038)      (0.027)
   Distributions from net realized gains        --       --         --         --         --         --           --
   Distributions in excess of net
      investment income                         --       --         --         --         --         --           --
   Return of capital distributions              --       --         --         --         --         --           --
                                               ------   -------   --------   --------   --------   --------     -----
  Total distributions                         (0.055)  (0.053)    (0.059)    (0.041)    (0.032)    (0.038)      (0.027)
                                               ------   -------   --------   --------   --------   --------     ------
NET ASSET VALUE, END OF PERIOD                 $ 1.00  $ 1.00     $ 1.00     $ 1.00     $ 1.00      $ 1.00      $ 1.00
                                               ------  -------    -------    -------    -------     -------     ------

TOTAL RETURN                                    5.49%   5.42%      6.01%      4.23%      3.24%      3.88%        2.75%*
                                               ------  --------   --------   --------   --------   --------     --------

RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions)       $22.0   $31.0      $34.4      $75.9      $ 6.6      $ 4.0        $ 5.4

 RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                          0.10%     0.11%      0.11%      0.10%      0.10%      0.10%        0.09%**
   Interest Expense                             --        --         --         --         --         --            --
   Net investment income                       5.49%     5.31%      5.68%      4.37%      3.23%      3.63%        5.11%**

 PORTFOLIO TURNOVER RATE                        N/A      N/A        N/A        N/A        N/A        N/A          N/A
 AVERAGE COMMISSION RATE PAID(2)                N/A      N/A        N/A        N/A        N/A        N/A          N/A

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to
    Average Net Assets:                        0.68%    0.74%       0.64%      0.68%      0.86%       1.30%      1.11%**

    Ratio of Net Investment Income to
       Average Net Assets:                     4.91%    4.68%       5.25%      3.79%      2.47%       2.43%      4.10%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

*    Non-annualized
**   Annualized
N/A  Not Applicable


                        FINANCIAL HIGHLIGHTS (continued)

                            QUALITY INCOME PORTFOLIO

                                                                                                                   December 11, 1989
                                                                                                                   (Commencement
                                                                Year Ended December 31                             of Investment
                                                                                                                   Operations) to
                                         1997      1996    1995     1994     1993     1992      1991     1990      Dec. 31, 1989
                                         ---------------------------------------------------------------------     -------------

NET ASSET VALUE, BEGINNING OF PERIOD     $10.690  $10.871  $ 9.815  $10.886  $10.699  $10.618  $ 9.969  $ 9.930     $ 10.000
                                         -------  -------  -------  -------  -------  -------  -------  -------     --------

 INCOME FROM INVESTMENT OPERATIONS

   Net investment income                  0.737     0.651    0.667    0.603    0.641    0.696    0.753    0.713        0.043
   Net realized and unrealized gains
    (losses)                              0.199    (0.359)   1.056   (1.071)   0.518    0.081    0.649    0.039       (0.070)
                                         -------  --------  -------  -------   ------   ------   -----    -----     ---------
 Total from investment operations         0.936     0.292    1.723   (0.468)   1.159    0.777    1.402    0.752       (0.027)
                                         -------  --------  -------  -------   ------   ------   -----    -----     ---------

 DISTRIBUTIONS

   Dividends from net investment income  (0.726)   (0.471)  (0.667)  (0.603)  (0.641)  (0.696)  (0.753)  (0.713)      (0.043)
   Distributions from net realized gains   --      (0.002)     --       --    (0.331)     --      --        --          --
   Distributions in excess of net
      investment income                    --        --        --       --       --       --      --        --          --
   Return of capital distributions         --        --        --       --       --       --      --        --          --
                                          ------  --------  -------- -------- -------- -------- -------  -------    ------
  Total distributions                    (0.726)   (0.473)  (0.667)  (0.603)  (0.972)  (0.696)  (0.753)  (0.713)      (0.043)
                                          ------  --------  --------  -------  -------  ------- -------  -------    -------

NET ASSET VALUE, END OF PERIOD           $10.900  $10.690   $10.871  $ 9.815  $10.886  $10.699  $10.618  $ 9.969    $  9.930
                                          ------  --------  -------- -------- -------- -------- -------  -------    --------

TOTAL RETURN                               9.08%   2.82%     17.99%   (4.33%) 11.04%     7.61%   14.71%   7.99%       (0.27%)*
                                          ------  -------   -------- ----------------  -------  -------  -------    ---------

RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions)  $49.8    $51.3     $41.4     $33.9   $51.1    $24.1    $ 6.8    $ 6.1      $  2.5

 RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                      0.60%    0.60%     0.60%     0.59%   0.60%    0.60%    0.60%    0.74%       0.70%**
   Interest Expense                        0.06%     --        --        --       --       --      --        --          --
   Net investment income                   6.41%    6.06%     6.42%     5.69%   5.82%    6.87%    7.45%    7.64%       7.83%**

 PORTFOLIO TURNOVER RATE                  308.0%   320.3%    219.5%    177.6%  318.4%   231.9%    12.9%    59.3%        0.0%
 AVERAGE COMMISSION RATE PAID(2)            N/A     N/A       N/A       N/A     N/A      N/A      N/A      N/A         N/A

(1) If certain  expenses had not been
    reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to
    Average Net Assets:                    0.70%    0.71%     0.75%     0.68%   0.70%    0.88%    1.10%    1.53%       9.15%**

    Ratio of Net Investment Income to
       Average Net Assets:                 6.31%    5.95%     6.27%     5.60%   5.73%    6.59%    6.96%    6.85%      (0.62%)**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

*    Non-annualized
**   Annualized
N/A  Not Applicable


                        FINANCIAL HIGHLIGHTS (continued)

                              STOCK INDEX PORTFOLIO

                                                                                                              November 1, 1991
                                                                                                              (Commencement of
                                                                  Year Ended December 31                      Investment
                                                                                                              Operations) to
                                           1997       1996       1995       1994       1993       1992        December 31, 1991
                                           -------------------------------------------------------------      -----------------

NET ASSET VALUE, BEGINNING OF PERIOD       $16.126  $13.844   $10.587     $11.115     $10.552    $10.572      $10.000
                                            ------  -------   -------     -------     -------    -------      -------

 INCOME FROM INVESTMENT OPERATIONS

   Net investment income                     0.273    0.286      0.260      0.311      0.205      0.172         0.038
   Net realized and unrealized gains
    (losses)                                 5.018    2.797      3.637     (0.337)     0.726      0.477         0.534
                                            ------  --------   --------   --------   --------   --------      -------
 Total from investment operations            5.291    3.083      3.897     (0.026)     0.931      0.649         0.572
                                            ------  --------   --------   --------   --------   --------      -------

 DISTRIBUTIONS

   Dividends from net investment income     (0.268)  (0.284)    (0.260)    (0.311)    (0.205)    (0.210)         --
   Distributions from net realized gains    (0.079)  (0.517)    (0.380)    (0.185)    (0.163)    (0.459)         --
   Distributions in excess of net
      investment income                        --      --         --         --         --         --            --
   Return of capital distributions             --      --         --       (0.006)      --         --            --
                                             ------  -------   --------   --------   --------   --------      -----
  Total distributions                        (0.347) (0.801)    (0.640)    (0.502)    (0.368)    (0.669)         --
                                             ------  -------   --------   --------    -------    -------      ------

NET ASSET VALUE, END OF PERIOD              $21.070 $16.126    $13.844    $10.587    $11.115     $10.552      $10.572
                                             ------  -------    -------    -------    -------     -------      -------

TOTAL RETURN                                 32.91%  22.48%     36.87%     (0.11%)     8.84%      6.22%         5.70%*
                                             ------ --------   --------   --------   --------   --------      --------

RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions)     $90.4   $86.6      $86.0      $36.8      $91.3      $35.0         $ 6.8

 RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                         0.60%   0.60%      0.61%      0.58%      0.60%      0.59%         0.40%**
   Interest Expense                           0.02%    --         --         --         --         --            --
   Net investment income                      1.32%   1.77%      2.41%      2.23%      2.29%      2.54%         3.02%**

 PORTFOLIO TURNOVER RATE                      27.2%    1.3%       3.9%      47.1%      44.1%      85.7%            --
 AVERAGE COMMISSION RATE PAID(2)            $0.0324  $0.0333      N/A        N/A        N/A        N/A            N/A

(1) If certain  expenses had not been
    reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to
    Average Net Assets:                       0.69%    0.67%      0.78%      0.80%      0.74%       1.21%        1.84%**

    Ratio of Net Investment
    Income to Average Net Assets:             1.23%    1.70%      2.24%      2.01%      2.15%       1.92%        1.58%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

*    Non-annualized
**   Annualized
N/A  Not Applicable

                        FINANCIAL HIGHLIGHTS (continued)

                        VKAC GROWTH AND INCOME PORTFOLIO

                                                                                                             May 1, 1992
                                                                                                             (Commencement of
                                                                    Year Ended December 31                   Investment
                                                                                                             Operations) to
                                             1997       1996         1995         1994         1993          December 31, 1992
                                             ---------------------------------------------------------       -----------------

NET ASSET VALUE, BEGINNING OF PERIOD         $13.986  $12.512      $10.306       $11.170      $10.282        $10.000
                                             -------  -------      -------       -------      -------        -------

 INCOME FROM INVESTMENT OPERATIONS

   Net investment income                       0.212    0.243        0.224        0.331        0.182           0.125
   Net realized and unrealized gains (losses)  3.265    2.007        3.089       (0.864)       1.371           0.444
                                              ------   --------    --------     ---------    --------        -------
 Total from investment operations              3.477    2.250        3.313       (0.533)       1.553           0.569
                                              ------  --------     --------     --------     --------        -------

 DISTRIBUTIONS

   Dividends from net investment income       (0.211)  (0.241)      (0.232)      (0.323)      (0.182)         (0.125)
   Distributions from net realized gains      (0.200)  (0.535)      (0.875)      (0.008)      (0.483)         (0.162)
   Distributions in excess of net
      investment income                         --       --           --           --           --              --
    Return of capital distributions             --       --           --           --           --              --
                                              -------  --------     --------     --------     --------        -----
  Total distributions                         (0.411)  (0.776)      (1.107)      (0.331)      (0.665)         (0.287)
                                              -------  --------     --------     --------     --------        ------

NET ASSET VALUE, END OF PERIOD               $17.052  $13.986      $12.512      $10.306      $11.170         $10.282
                                              ------- -------      -------      -------      -------         -------

TOTAL RETURN                                   24.98%  18.18%       32.24%       (4.54%)      15.01%           5.67%*
                                              ------- --------     --------     --------     --------        --------

RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions)      $ 47.8   $31.6        $19.7         $10.9        $ 6.5          $ 2.6

 RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                           0.70%   0.70%        0.69%        0.70%        0.69%           0.70%**
   Interest Expense                               --     --           --           --            --             --
   Net investment income                        1.36%   1.99%        2.05%        3.47%        1.84%           2.27%**

 PORTFOLIO TURNOVER RATE                        94.5%  113.0%       180.1%       326.0%       135.9%           99.9%
 AVERAGE COMMISSION RATE PAID(2)              $0.0548 $0.0566        N/A          N/A          N/A             N/A

(1) If certain  expenses had not been
    reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to
    Average Net Assets:                         0.88%   1.02%         1.19%        1.49%        2.05%          3.69%**

    Ratio of Net Investment Income
    to Average Net Assets:                      1.18%   1.67%         1.55%        2.68%        0.47%         (0.73%)**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

*    Non-annualized
**   Annualized
N/A  Not Applicable



                        FINANCIAL HIGHLIGHTS (continued)

                              HIGH YIELD PORTFOLIO

                                                                                                                   December 11, 1989
                                                                                                                   (Commencement
                                                                Year Ended December 31                              of Investment
                                                                                                                    Operations) to
                                        1997      1996    1995     1994     1993     1992      1991     1990       Dec. 31, 1989
                                        ----------------------------------------------------------------------     -----------------

NET ASSET VALUE, BEGINNING OF PERIOD    $10.626   $10.446  $ 9.823  $11.287  $10.445  $10.410  $ 9.073  $ 9.974     $ 10.000
                                        -------   -------  -------  -------  -------  -------  -------  -------     --------

 INCOME FROM INVESTMENT OPERATIONS

   Net investment income                  0.922     0.952    0.949    0.978    1.028    1.250    1.124    1.085        0.053
   Net realized and unrealized gains
    (losses)                              0.281     0.187    0.621   (1.464)   1.170    0.658    1.337   (0.901)      (0.026)
                                        -------   --------  -------  -------   ------   ------   -----   -------    ---------
 Total from investment operations         1.203     1.139    1.570   (0.486)   2.198    1.908    2.461    0.184        0.027
                                        -------    -------  -------  -------   ------   ------   -----    -----     --------

 DISTRIBUTIONS

   Dividends from net investment income  (0.930)  (0.954)  (0.947)  (0.978)  (1.028)  (1.250)  (1.124)  (1.085)      (0.053)
   Distributions from net realized gains   --        --        --       --    (0.328)  (0.623)    --        --          --
   Distributions in excess of net
      investment income                    --      (0.005)     --       --       --       --      --        --          --
    Return of capital distributions        --        --        --       --       --       --      --        --          --
                                         -------  --------  -------- -------- -------- -------- -------  -------    ------
  Total distributions                    (0.930)   (0.959)  (0.947)  (0.978)  (1.356)  (1.873)  (1.124)  (1.085)      (0.053)
                                         -------  --------  --------  -------  -------  -------  ------   ------     ------

NET ASSET VALUE, END OF PERIOD           $10.899  $10.626   $10.446  $ 9.823  $11.287  $10.445  $10.410  $ 9.073    $  9.974
                                         -------  --------  -------- -------- -------- -------- -------  -------    --------

TOTAL RETURN                              11.54%   11.29%    16.69%   (4.52%)  21.98%   19.12%   28.31%    1.86%       0.23%*
                                         -------  --------  -------- -------- -------  -------  -------   ------    ---------

RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions) $33.3   $41.1     $36.5     $19.7   $18.8    $ 5.4    $ 3.8    $ 2.9      $  2.5

 RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                      0.85%    0.85%     0.86%     0.86%   0.84%    0.87%    0.86%    1.01%       0.95%**
   Interest Expense                        0.02%     --         --        --      --       --      --        --          --
   Net investment income                   8.13%    8.89%     9.50%     9.48%   8.97%   11.67%   11.31%   11.43%       9.67%**

 PORTFOLIO TURNOVER RATE                  109.4%  117.3%    118.9%    200.1%  213.1%   157.4%   147.6%    28.3%        0.0%
 AVERAGE COMMISSION RATE PAID(2)           N/A      N/A       N/A       N/A     N/A      N/A      N/A      N/A         N/A

(1) If certain  expenses had not been
    reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to
    Average Net Assets:                     0.99%  1.04%     1.09%     1.16%   1.38%    1.79%    1.91%    2.42%      9.42%**

    Ratio of Net Investment Income to
     Average Net Assets:                    7.99%  8.70%     9.27%     9.18%   8.43%   10.75%   10.25%   10.01%      1.19%**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

*    Non-annualized
**   Annualized
N/A  Not Applicable


                                          Period from August 20, 1997 (commencement     Period from July 1, 1997 (commencement
                                             of operations) to December 31, 1997         of operations) to December 31, 1997
                                          -----------------------------------------    -------------------------------------------
                                                                                                                          Growth &
                                           Mid-Cap       Large Cap      Developing                 Small Cap   Equity     Income
                                           Value         Research       Growth         Balanced    Equity      Income     Equity
                                           Portfolio     Portfolio      Portfolio      Portfolio   Portfolio   Portfolio  Portfolio
                                           ----------    ----------     ----------     ---------   ----------  ---------  ---------
 NET ASSET VALUE, BEGINNING OF PERIOD      $10.000       $10.000        $10.000        $10.000     $10.000     $10.000     $10.000
                                           -------       -------        -------        -------     -------     -------     -------
 INCOME FROM INVESTMENT OPERATIONS

   Net investment income                     0.010         0.017          0.002          0.123      (0.001)      0.074       0.033
   Net realized and unrealized gains
    (losses)                                 0.481        (0.096)         0.549          0.477       0.485       1.192       0.793
                                            ------        -------        ------         ------      ------      ------      ------
 Total from investment operations            0.491        (0.079)         0.551          0.600       0.484       1.266       0.826
                                            ------        -------        ------         ------      ------      ------      ------
 DISTRIBUTIONS

   Dividends from net investment income     (0.010)       (0.016)        (0.002)        (0.124)      ---        (0.074)     (0.032)
   Distributions from net realized gains      ---            ---           ---          (0.087)     (0.065)     (0.145)     (0.084)
   Distributions in excess of net
      investment income                       ---            ---           ---            ---        ---          ---         ---
   Return of capital distributions            ---            ---           ---            ---        ---          ---         ---
                                            ------         ------         ------        ------      -------     ------      ------
Total distributions                       (0.010)       (0.016)        (0.002)        (0.211)      ---        (0.219)     (0.116)
                                          -------       --------         ------         ------     ------       ------     --------

                                          -------       -------        -------        -------    -------      -------     -------
NET ASSET VALUE, END OF PERIOD            $10.481       $ 9.905        $10.549        $10.389    $10.419      $11.047     $10.710
                                          -------       --------       -------         ------    -------      -------     -------
TOTAL RETURN                                4.90%*       (0.74%)*        5.52%*         6.01%*     4.86%*      12.69%*      8.26%*
                                          -------       --------       -------         ------    -------      -------     -------
 RATIOS/SUPPLEMENTAL DATA:

 Net Assets, end of period (In millions)  $  2.2        $   1.4        $   1.7        $   1.5    $   1.3      $   1.7     $   2.4

RATIOS TO AVERAGE NET ASSETS (1):

   Operating Expenses                       1.10%**       1.10%**        1.00%**        1.10%**     1.10%**     1.10%**    1.10%**
   Interest Expense                        ---             ---           ---             ---         ---          ---        ---
   Net investment income                    0.97%**       1.53%**        0.18%**        2.74%**    (0.02%)**    1.65%**    0.87%**

 PORTFOLIO TURNOVER RATE                     1.5%          1.3%           9.1%          13.6%       36.2%       17.9%      18.1%
 AVERAGE COMMISSION RATE PAID(2)          $0.0508       $0.0593        $0.0421        $0.0600     $0.0597     $0.0600     $0.0600

(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average
     Net Assets:                              8.41%**    10.04%**       9.00%**        3.81%**     3.97%**     3.58%**    3.51%**

    Ratio of Net Investment Income to
       Average Net Assets:                    (6.34%)**  (7.41%)**      (7.82%)**       0.03%**    (2.89%)**   (0.83%)** (1.54%)**

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.

*    Non-annualized
**   Annualized

                                  THE TRUST

The Trust is currently comprised of twenty separate Portfolios: Quality Bond Portfolio, Small Cap Stock Portfolio, Large Cap Stock Portfolio, Select Equity Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Lord Abbett Growth and Income Portfolio, Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, Money Market Portfolio, Quality Income Portfolio, High Yield Portfolio, Stock Index Portfolio and VKAC Growth and Income Portfolio. The Trustees may provide for additional Portfolios from time to time. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

Each Portfolio of the Trust has a different investment objective which it pursues through separate investment policies as described below. The risks and opportunities of each Portfolio should be examined separately. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk of each Portfolio.

There is no assurance that the investment objectives of the various Portfolios will be met.

PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.:

QUALITY BOND PORTFOLIO

The investment objective of the Portfolio is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of income plus realized and unrealized capital gains and losses.

The Portfolio is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obligations while recognizing the greater price fluctuation of longer-term instruments. It may also be a convenient way to add fixed income exposure to diversify an existing portfolio.

The Sub-Adviser actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, the Sub-Adviser adjusts the duration of the Portfolio in light of market conditions and the Sub-Adviser's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. The Sub-Adviser also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securities, corporate securities, private placements, and asset-backed and mortgage related securities. Specific securities which the Sub-Adviser believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by Salomon Brothers Broad Investment Grade Bond Index, the Portfolio's benchmark. Currently, the benchmark's duration is approximately 4.49 years. The maturities of the individual securities in the Portfolio may vary widely, however.

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. Portfolio transactions are undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

     CORPORATE BONDS, ETC. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity. The Portfolio does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. The Portfolio does not expect to invest more than 25% of its assets in securities of foreign issuers. If the Portfolio invests in non-U.S. dollar denominated securities, it hedges the foreign currency exposure into the U.S. dollar. See "Investment Practices" and "Risk Factors" for further information on foreign investments and convertible securities.

     GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, GNMA Certificates, and obligations of the Farmers Home Administration and the Export Import Bank. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of declining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Portfolio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are responsible for payments on their obligations, they do not guarantee their market value.

The Portfolio may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities. See "Investment Practices" and "Risk Factors" for further information on foreign investments.

     MONEY MARKET INSTRUMENTS. The Portfolio may purchase money market instruments to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions. The money market investments permitted for the Portfolio include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

     QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least 65% of its total assets will consist of securities that are rated at least A by Moody's or S&P or that are unrated and in the Sub-Adviser's opinion are of comparable quality. In the case of 30% of the Portfolio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. The remaining 5% of the Portfolio's assets may be invested in debt securities that are rated Ba or better by Moody's or BB or better by S&P or are unrated and in the Sub-Adviser's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by S&P are considered investment grade, but have some speculative characteristics. Securities rated Ba by Moody's or BB by S&P are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See "Appendix - Description of Corporate Bond Ratings" for more detailed information on these ratings.

The Portfolio may also purchase and sell obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

SMALL CAP STOCK PORTFOLIO

The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income. The Portfolio invests primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio are primarily companies included in the Russell 2000 Index.

The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Portfolio may also serve as an efficient vehicle to diversify an existing portfolio by adding the equities of smaller U.S. companies.

The Sub-Adviser seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, the Sub-Adviser uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. The Sub-Adviser continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable characteristics such as significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model, the Sub-Adviser ranks these companies within economic sectors according to their relative value. The Sub-Adviser then selects for purchase the most attractive companies within each economic sector.

The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe. The Sub-Adviser believes that under normal market conditions, the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may moderately under- or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.

The Portfolio intends to manage its investments actively in pursuit of its investment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

     EQUITY INVESTMENTS. During ordinary market conditions, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's net assets invested in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stocks of small U.S. companies and, to a limited extent, similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The small company holdings of the Portfolio are primarily companies included in the Russell 2000 Index. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may invest in certain restricted or unlisted securities.

     FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in U.S. dollars. However, the Portfolio does not expect to invest more than 5% of its assets at the time of purchase in foreign equity securities. For further information on foreign investments and foreign currency exchange transactions, see "Investment Practices" and "Risk Factors."

The Portfolio may also purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments, and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

LARGE CAP STOCK PORTFOLIO.

The investment objective of the Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve its objective consistent with reasonable investment risk.

The Portfolio is designed for investors who want an actively managed portfolio of medium- to large-cap equity securities that seeks to outperform the total return of the S&P 500.

Ordinarily,   the  Portfolio  pursues  its  investment  objective  by  investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, non-dividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

     STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies typically represented by the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Sub-Adviser will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. Portfolio sector weightings will generally equal those of the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will normally be comprised, based on the dividend discount model, of stocks in the first three quintiles. The Portfolio will be highly diversified and will typically hold approximately 300 stocks.

     OTHER SECURITIES. During ordinary market conditions, the Sub-Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government Securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Sub-Adviser, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Sub-Adviser. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Sub-Adviser. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

     OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Investment Practices" and "Risk Factors."

SELECT EQUITY PORTFOLIO.

The investment objective of the Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve its objective consistent with reasonable investment risk.

The Portfolio is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the total return of the S&P 500.

Ordinarily,   the  Portfolio  pursues  its  investment  objective  by  investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, non-dividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

     STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the stock of large- and medium-sized companies primarily included in the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Sub-Adviser will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Sub-Adviser may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Sub-Adviser may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

The Sub-Adviser uses a dividend discount model to rank companies within economic sectors according to their relative value and then separates them into quintiles by sector. The Portfolio will primarily consist of stocks of companies from the first and second quintiles. The Portfolio will typically hold between 60 and 90 stocks.

     OTHER SECURITIES. During ordinary market conditions, the Sub-Adviser will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government Securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Sub-Adviser, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Sub-Adviser. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Sub-Adviser. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

     OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches. See "Investment Practices" and "Risk Factors."

INTERNATIONAL EQUITY PORTFOLIO.

The investment objective of the Portfolio is to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income.

The Portfolio is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index").

Investments in foreign securities involve certain risks not typically involved in domestic investment. See "Risk Factors-Special Considerations Relating to Foreign Securities."

The Portfolio seeks to achieve its investment objective through country allocation, stock selection and management of currency exposure. The Sub-Adviser uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the EAFE Index.

Based on fundamental research, quantitative valuation techniques, and experienced judgment, the Sub-Adviser uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States by under- or over-weighting selected countries in the EAFE Index. Currently, Japan has the heaviest weighting in the EAFE Index (approximately 25.2%). The Portfolio will not invest more than 25% of its net assets in Japan notwithstanding the Japan weighting in the EAFE Index.

Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, the Sub-Adviser selects the securities which appear the most attractive for the Portfolio. The Sub-Adviser believes that under normal market conditions, economic sector weightings generally will be similar to those of the EAFE Index.

Finally, the Sub-Adviser actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, the Sub-Adviser will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors, and the judgment of a team of experienced currency managers. For further information on foreign currency exchange transactions, see "Investment Practices" and "Risk Factors."

The Portfolio intends to manage its portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs.

     EQUITY INVESTMENTS. In normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership interests. The Portfolio may also invest in securities of issuers located in developing countries. See "Investment Practices" and "Risk Factors." The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, purchase and sell securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities, enter into forward contracts on foreign currencies and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."

EMERGING MARKETS EQUITY PORTFOLIO.

The investment objective of the Portfolio is to achieve a high total return from a portfolio of equity securities of companies in emerging markets. Total return will consist of realized and unrealized capital gains and losses plus income.

The Portfolio is designed for long-term investors who want exposure to the rapidly growing emerging markets. THE PORTFOLIO DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM NOR IS THE PORTFOLIO SUITABLE FOR ALL INVESTORS. Many investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses and may be more volatile than investments in the developed markets of the world. See "Risk Factors-Special Considerations Relating to Foreign Securities."

The Sub-Adviser considers "emerging markets" to be any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its authorities. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom and United States. The Portfolio will focus its investments in those emerging markets countries which it believes have strongly developing economies and in which the markets are becoming more sophisticated.

A company in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of an emerging market; (iii) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iv) has at least 50% of its assets located in emerging markets.

The Sub-Adviser seeks to achieve the Portfolio's investment objective by a disciplined process of country allocation and company selection. Based on fundamental research, quantitative analysis, and experienced judgment, the Sub-Adviser identifies those countries where economic and political factors, including currency movements, are likely to produce above-average returns. Based on their relative value, the Sub-Adviser then selects those companies in each country's major industry sectors which it believes are best positioned and managed to take advantage of these economic and political factors.

The Portfolio's investments are primarily denominated in foreign currencies but it may also invest in securities denominated in the U.S. dollar or multinational currency units such as the ECU. The Sub-Adviser will not routinely attempt to hedge the Portfolio's foreign currency exposure. However, the Sub-Adviser may from time to time engage in foreign currency exchange transactions if, based on fundamental research, technical factors, and the judgment of experienced currency managers, it believes the transactions would be in the Portfolio's best interest. For further information on foreign currency exchange transactions, see "Strategic Transactions."

The Sub-Adviser intends to manage the Portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See "Portfolio Turnover Rates."

     EQUITY INVESTMENTS. In normal circumstances, the Sub-Adviser intends to keep the Portfolio essentially fully invested with at least 65% of the value of its total assets in equity securities of companies in emerging markets consisting of common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations. The Portfolio's primary equity investments are the common stock of established companies in the emerging markets countries the Sub-Adviser has identified as attractive. The assets of the Portfolio ordinarily will be invested in the securities of issuers in at least three different countries considered to be emerging markets. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on foreign or domestic securities exchange and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities.

Certain emerging markets are closed in whole or in part to equity investments by foreigners except through specifically authorized investment funds. Securities of other investment companies may be acquired by the Portfolio to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act")--that is, the Portfolio may invest up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company. As a shareholder in an investment fund, the Portfolio would bear its share of that investment fund's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own operating expenses.

The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, purchase securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, lend its portfolio securities, purchase certain privately placed securities and enter into forward foreign currency exchange contracts. In addition, the Portfolio may use options on securities and indexes of securities indexes, futures contracts and options on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see "Investment Practices" and "Risk Factors."


PORTFOLIOS MANAGED BY LORD, ABBETT & CO.:

BOND DEBENTURE PORTFOLIO.

The investment objective of the Bond Debenture Portfolio is high current income and the opportunity for capital appreciation to produce a high total return through a professionally-managed portfolio consisting primarily of convertible and discount debt securities, many of which are lower-rated. These lower-rated debt securities entail greater risks than investments in higher-rated debt securities. Investors should carefully consider these risks set forth under "Risk Factors - Special Risks of High Yield Investing."

It is the belief of the Portfolio's management that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified debt- security portfolio. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the debt securities in the Portfolio is less than 80% of the value of its total assets. The Portfolio seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, in the view of Portfolio management, likely to decrease, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation may be obtained by (1) investing in debt securities when the trend of interest rates is expected to be down; (2) investing in convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock; and (3) investing in debt securities of issuers in financial difficulties when, in the view of Portfolio management, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers (such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved). In no event will the Portfolio invest more than 10% of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Normally, the Portfolio invests in long-term debt securities when Portfolio management believes that interest rates in the long run will decline and prices of such securities generally will be higher. When Portfolio management believes that long-term interest rates will rise, Portfolio management will endeavor to shift the Portfolio into short-term debt securities whose prices might not be affected as much by an increase in interest rates.

The following policies are subject to change without shareholder approval: (a) the Portfolio must keep at least 20% of the value of its total assets in (1) debt securities which, at the time of purchase, are rated within one of the four highest grades determined either by Moody's or S&P, (2) debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, (3) cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government), or (4) a combination of any of the foregoing; (b) the Portfolio may invest up to 10% of its gross assets, at market value, in debt securities primarily traded in foreign countries - such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions; (c) subject to the percentage limitations for purchases of other than debt securities described below, the Portfolio may purchase common and preferred stocks; (d) the Portfolio may hold or sell any property or securities which it may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by it. In no event will the Portfolio voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in the Portfolio is greater than 20% of the value of its gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium; and (e) the Portfolio does not purchase securities for short-term trading, nor does it purchase securities for the purpose of exercising control of management.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Bonds which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, will not be subject to this limit. Investment by the Portfolio in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Portfolio's liquidity during periods of decreased market interest in such securities.

The Portfolio may, but has no present intention to, commit more than 5% of its gross assets to the lending of its portfolio securities.

The Portfolio will not change its investment objective without shareholder approval.

The Portfolio may invest substantially in lower-rated bonds for their higher yields which entail greater risks. Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by the Sub-Adviser are especially important in the selection of such bonds, which, if rated BB/Ba or lower, often are described as "high-yield bonds" because of their generally higher yields and referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, the Sub-Adviser does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. The Portfolio does not have any minimum rating criteria for its investments in bonds and some issuers may default as to principal and/or interest payments subsequent to the purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

The Portfolio may invest in the securities markets of foreign countries. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

MID-CAP VALUE PORTFOLIO

The investment objective of the Mid-Cap Value Portfolio is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

The Portfolio invests primarily in common stocks (including securities convertible into common stocks) of companies with good prospects for improvement in earnings trends or asset values that are not yet fully recognized in the investment community. Selection of stocks is based on appreciation potential, without regard to current income. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments in mid-cap companies, determined at the time of purchase. "Mid-cap" companies are defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion.

It is intended that the investment portfolio will be diversified among many issues representing many different industries. The holdings in the Portfolio typically will be selected for their potential for significant market appreciation from growing recognition of substantial improvement in the company's financial results or increasing anticipation of such improvement. This potential may derive from such factors as (i) changes in the economic and financial environment, (ii) new or improved products or services, (iii) new or rapidly expanding markets, (iv) changes in management or structure of the company, (v) price increases due to shortages of resources or productive capacity, (vi) improved efficiencies resulting from new technologies or changes in distribution or (vii) changes in governmental regulations, political climate or competitive conditions. The companies represented will have a strong or, in the perception of Portfolio management, an improving financial position. The outstanding stock of companies in the Portfolio ordinarily will have an aggregate market value of not less than approximately $50 million. At the time of purchase, the stocks may be largely neglected by the investment community or, if widely followed, they may be out of favor or at least controversial.
Characteristically, the Portfolio will not carry a large cash position as an investment strategy. While the Portfolio may take short-term gains if deemed appropriate, normally the Portfolio will hold securities in order to realize long-term capital gains. Although normally the Portfolio intends to be fully invested in common stocks, it may temporarily put a portion of its assets in cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government) for liquidity purposes or to create reserve purchasing power pending other investments. Since the Portfolio invests primarily in common stocks with their inherent market risks, there is, of course, no assurance that its investment objective will be achieved. If it is determined that the Portfolio's objective can best be achieved by a substantive change in investment policy or strategy, the Portfolio may make such a change without shareholder approval by disclosing it in this Prospectus. The Portfolio may invest up to 10% of its net assets in securities (of the type described above) which are primarily traded in foreign countries.

LARGE CAP RESEARCH PORTFOLIO

The investment objective of the Large Cap Research Portfolio is growth of capital and growth of income consistent with reasonable risk. Production of current income is a secondary consideration.

The Portfolio invests primarily in common stocks (including securities convertible into common stocks such as investment-grade convertible bonds or convertible-preferred stocks) of large-cap companies defined for these purposes as companies whose outstanding equity securities have an aggregate market value of $1.5 billion and above. Under normal circumstances, at least 65% of the Portfolio's total assets will consist of investments made in large-cap companies, determined at the time of purchase. These companies will have good prospects for improvement in earnings trends or asset values. The Portfolio will invest in companies on the basis of the fundamental economic and business factors (such as government, fiscal and monetary policies, employment levels, demographics, retail sales and market share) which will affect future earnings and which Portfolio management believes are the primary factors determining the future market valuation of stocks. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown. There can be no assurance that stocks selected for the Portfolio will appreciate in value or that their dividends will increase or be maintained.

In selecting securities for investment, more weight is given to the possibilities of capital growth and growth of income than to current income. In seeking to fulfill its objective, the Portfolio will invest also in both small and middle-sized companies, as measured by the value of their outstanding stock guided by the policies mentioned herein. Stock prices of such small-sized companies may be more volatile than those of large and middle-sized companies.

Portfolio management concentrates its research and stock selection on companies that are undervalued or out of current investment favor and thus the investment portfolio typically will encompass less market risk as measured by its price-to-normal earnings and price-to-book value ratios. The Portfolio's management process results in the sale of stocks that it judges to be overpriced and reinvestment in other securities which it believes offer better values and less market risk.

The Portfolio will be diversified among many issuers representing many different industries. The Portfolio reflects the collective judgment of the Research Department of the Sub-Adviser as to what securities represent the greatest investment value, regardless of industry sector, market capitalization, or Wall Street sponsorship. At the time of purchase, securities selected for the Portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor or at least controversial.

Up to 10% of the Portfolio's net assets (at the time of investment) may be invested in foreign securities (of the type described herein) primarily traded in foreign countries.

For securities in the Portfolio with a market value of up to 5% of its gross assets at the time an option is written, the Portfolio may write covered call options which are traded on a national securities exchange in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities.

The Portfolio may engage in (a) lending of portfolio securities to broker-dealers on a secured basis and (b) investing in rights and warrants to purchase securities. The Portfolio has no present intention to commit more than 5% of gross assets to any one of these two identified practices. The term "warrants" includes warrants which are not listed on the New York or American Stock Exchanges. Such unlisted warrants may not exceed 2% of the Portfolio's assets.

The Portfolio may invest in closed-end investment companies if bought in the secondary market with a fee or commission no greater than the customary broker's commission in compliance with the 1940 Act. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Portfolio and the closed-end investment company both charge a management fee.

The Portfolio will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of gross assets at the lower of cost or market value.

Neither an issuer's ceasing to be rated investment grade nor a rating reduction below that grade will require elimination of a bond from the Portfolio. For temporary defensive purposes, the Portfolio may invest in high quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund.

The Portfolio may invest up to 15% of its net assets in illiquid securities. Securities determined by the Trust's Board of Trustees to be liquid pursuant to Securities and Exchange Commission Rule 144A ("Rule 144A") will not be subject to this limit. Under Rule 144A, a qualifying security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of liquidity during periods of decreased market interest in such securities.

The Portfolio may deal in financial futures transactions with respect to the type of securities described herein, including indices of such securities and options on such financial futures. The Portfolio will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the Portfolio's total assets.

Convertible bonds and convertible-preferred stocks tend to be more volatile than straight bonds but less volatile and more income-producing than their underlying common stocks.

DEVELOPING GROWTH PORTFOLIO.

The investment objective of the Developing Growth Portfolio is long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

The Portfolio's present investment strategy, as developed by the Sub-Adviser, is based on the four phases of corporate growth. As described below, only the second (or developing growth) phase is characterized by a dramatic rate of growth. The management of the Portfolio looks for companies in that phase and, under normal circumstances, will invest at least 65% of the Portfolio's total assets in securities of such companies. The Portfolio also may invest in companies which are in their formative phase. Developing growth companies are almost always small, usually young and their shares are generally traded over the counter. Having, in the view of Portfolio management, passed the pitfalls of the formative years, they are now in a position to grow rapidly in their market.

                       THE FOUR PHASES OF BUSINESS GROWTH
                        (as perceived by the Sub-Adviser)

     PHASE 1 - FORMATIVE: Phase 1 has high risk. Companies in this phase are formative and the perils of infancy take a high toll during these years. Skill of management and growth of revenues and earnings permit some companies to survive and advance into the second phase.

     PHASE 2 - DEVELOPING GROWTH: Phase 2 usually is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The management of the Portfolio focuses on companies which it believes are strongly positioned in this phase. Of course, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated.

     PHASE 3 - ESTABLISHED GROWTH: Phase 3 is a time of established growth when competitive forces, regulations and internal bureaucracy often begin to blunt the sharp edge of success in the marketplace.

     PHASE 4 - MATURITY: Phase 4 is a time of maturity when companies ease into a growth pattern that roughly reflects the increase in Gross Domestic Product.

At any given time, there are many hundreds of publicly-traded corporations in the developing growth phase. In choosing from among them, Portfolio management looks for special characteristics that will help their growth. These can include a unique product or service for which management foresees a rising demand; a special area of technological expertise; the ability to service a region that is growing faster than average; a competitive advantage or new opportunities in foreign trade or from shifts in government priorities and programs; or an ability to take advantage of growth of consumers' discretionary income and demographic changes.

The management of the Portfolio also looks for certain financial characteristics such as: at least five years of higher-than-average growth of revenues and earnings per share; higher-than-average returns on equity; ability to finance growth in the form of a lower-than-average ratio of long-term debt to capital and price/earnings ratios that are below expected growth rates.

The Portfolio also looks for certain characteristics of management in addition to those that are implied by the financial data. The Portfolio looks for management that is well-seasoned and diverse in its talent and that is aggressive enough to seize the opportunities it perceives in each company's future. Finally, the Portfolio looks for management that has demonstrated an ability to manage through a full economic cycle. The Portfolio does not, however, invest in order to control management.

Securities being considered for the Portfolio are analyzed solely on traditional investment fundamentals. The Portfolio does not select securities based on trends indicated by chartists' technical analyses. In addition to the financial data already mentioned, the management of the Portfolio evaluates the market for each company's products or services, the strengths and weaknesses of competitors, the availability of raw materials, diversity of product mix, etc. Finally, in assembling the investment portfolio, the management of the Portfolio tries to diversify the Portfolio's investments. Within the bounds of other criteria, the management of the Portfolio tries to invest in many securities and industries so that any misjudgments it might make are adequately cushioned.

Up to 10% of the Portfolio's net assets (at the time of investment) may be invested in foreign securities (of the type described above) primarily traded in foreign countries.

Although the Portfolio has no present plans to change its policies, if it is determined that the investment objective can best be achieved by a change in investment policies or strategy, the Portfolio reserves the right to make such a change without shareholder approval, provided it is not prohibited by the Portfolio's investment restrictions or applicable law. Any material change will first be disclosed in the current Prospectus.

There may be times when Portfolio management believes that economic conditions or general levels of common stock prices are such that it would be advisable, for defensive reasons, to curtail investments in common stocks. During such periods, the Portfolio may invest a substantial portion of its assets in cash or cash equivalents (short-term obligations of banks, corporations or the U.S. Government).

An investment in the Portfolio is not intended as a complete investment program. The Portfolio will not provide significant income. Moreover, because stocks of developing growth companies are more risky and their prices more volatile than those of mature companies, the Portfolio's net asset value per share is likely to experience above-average fluctuations.

LORD ABBETT GROWTH AND INCOME PORTFOLIO.

The investment objective of the Lord Abbett Growth and Income Portfolio is long-term growth of capital and income without excessive fluctuation in market value.

The Portfolio intends to keep its assets invested in those securities which are selling at reasonable prices in relation to value and, to do so, it may have to forego some opportunities for gains when, in the judgment of Portfolio management , they carry excessive risk.

The Portfolio will try to anticipate major changes in the economy and select stocks which it believes will benefit most from these changes.

The Portfolio will normally invest in common stocks (including securities convertible into common stocks) of large, seasoned companies in sound financial condition, which common stocks are expected to show above-average price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown.

The Portfolio constantly seeks to balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Portfolio will take a flexible approach and adjust the Portfolio to reflect changes in the opportunity for sound investments relative to the risks assumed. Therefore, the Portfolio will sell stocks that are judged to be overpriced and reinvest the proceeds in other securities which are believed to offer better values for the Portfolio.

The Portfolio will not purchase securities for trading purposes. To create reserve purchasing power and also for temporary defensive purposes, the Portfolio may invest in straight bonds and other fixed-income securities.

When Portfolio management believes that the Portfolio should assume a temporary defensive position because of unfavorable investment conditions, the Portfolio may temporarily hold its assets in cash and short-term money market instruments.

The Portfolio intends to utilize, from time to time, one or more of the investment techniques identified below and described in the Statement of Additional Information, including covered call options, rights and warrants and repurchase agreements. It is the Portfolio's current intention that no more than 5% of its net assets will be at risk in the use of any one of such investment techniques identified below. While some of these techniques involve risk when utilized independently, the Portfolio intends to use them to reduce risk and volatility, although this result cannot be assured by the use of such investment techniques.

The Portfolio may write call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

The Portfolio may invest in rights and warrants to purchase securities. Included within these purchases, but not exceeding 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

The Portfolio may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Portfolio requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Portfolio to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

It is the Portfolio's current intention that no more than 5% of its net assets will be at risk in the use of any one of the policies identified below.

The Portfolio may invest in shares of closed-end investment companies if bought in primary or secondary offerings with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value.

The Portfolio may seek to earn income by lending its securities if the loan is collateralized and complies with regulatory requirements.

The Portfolio will be permitted to borrow money up to one-third of the value of its total assets taken at current value but only from banks as a temporary measure for extraordinary or emergency purposes. Beyond 5% of the Portfolio's total assets (at current value), this borrowing may not be used for investment leverage to purchase securities. As a matter of operating policy, the Portfolio will not borrow more than 25% of its total assets taken at current value.

Although the Portfolio has no present plans to change its policies, if it is determined that the investment objective can best be achieved by a change in investment policies or strategy, the Portfolio reserves the right to make such a change without shareholder approval, provided it is not prohibited by the Portfolio's investment restrictions or applicable law. Any material change will first be disclosed in the current Prospectus.

PORTFOLIOS MANAGED BY MISSISSIPPI VALLEY ADVISORS INC.

BALANCED PORTFOLIO.

The Balanced Portfolio's investment objective is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio seeks to achieve its objective by using a disciplined approach of allocating assets primarily among three major asset groups, i.e. equity securities, fixed-income securities and cash equivalents. In pursuing the Portfolio's investment objective, the Sub-Adviser allocates the Portfolio's assets based upon its evaluation of the relative attractiveness of the major asset groups. In an effort to better quantify the relative attractiveness of the major asset groups over a one- to three-year period of time, the Sub-Adviser has incorporated into its asset allocation decision-making process several dynamic computer models which it has created. The purpose of these models is to show the statistical impact of the Sub-Adviser's economic outlook upon the future returns of each asset group. The models are especially sensitive to the forecasts for inflation, interest rates and long-term corporate earnings growth. Investment returns are normally heavily impacted by such variables and their expected changes over time. Therefore, the Sub-Adviser's method attempts to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to bonds in the Portfolio. For example, if the Sub-Adviser expected more rapid economic growth leading to better corporate earnings, it would increase the Portfolio's holdings of equity securities and reduce its holdings of fixed income securities and cash equivalents.

Under normal market conditions, the Balanced Portfolio's policy is generally to invest at least 25% of the value of its total assets in fixed-income securities and no more than 75% in equity securities. The actual percentage of assets invested in equity securities, fixed-income securities and cash equivalents will vary from time to time, depending on the judgment of the Sub-Adviser as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

The equity securities in which the Balanced Portfolio normally invests include common stock, preferred stock, rights, warrants and securities convertible into common or preferred stock. (For further information regarding these instruments see the "Growth & Income Equity Portfolio" below.)

The fixed-income securities in which the Balanced Portfolio invests include U.S. Government securities or other fixed-income and related debt securities rated in one of the four highest rating categories assigned by a Rating Agency at the time of purchase or in unrated investments deemed by the Sub-Adviser to be of comparable quality pursuant to guidelines approved by the Trust's Board of Trustees. Debt securities may include a broad range of fixed and variable rate bonds, debentures, notes, and securities convertible into or exchangeable for common stock; dollar-denominated debt obligations of foreign issuers, including foreign corporations and governments; and first mortgage loans, income participation loans, participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations and other mortgage-related securities, and other asset-backed securities. The Portfolio may invest up to 10% of its total assets at the time of purchase in dollar-denominated debt obligations of foreign issuers, either directly or through ADRs and European Depositary Receipts ("EDRs"), and up to 25% of its total assets at the time of purchase in non-mortgage asset-backed securities, respectively. (See "Special Considerations Relating to Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies - ADRs and EDRs.")

The Portfolio may purchase debt securities which are rated at the time of purchase within the four highest rating categories assigned by Rating Agencies or unrated debt securities (including convertible securities) which the Sub-Adviser believes present attractive opportunities and are of at least comparable quality to instruments so rated. The Portfolio's dollar-weighted average portfolio quality is expected to be at least "A" or higher. Securities rated in the lowest of the above four rating categories have speculative characteristics, even though they are of investment-grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Such securities will be purchased (and retained) only when the Sub-Adviser believes the issuers have an adequate capacity to pay interest and repay principal. (For a description of the rating categories of Rating Agencies, see the Appendix and the Statement of Additional Information.) In making investment decisions, the Sub-Adviser will consider a number of factors including current yield, maturity, yield to maturity, anticipated changes in interest rates, and the overall quality of the investment. The Portfolio seeks to provide a current yield greater than that generally available from money market instruments.

The Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, corporate receivables, credit card receivables or other assets) that are issued by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, and investment banks. To the extent that the Portfolio invests in asset-backed securities issued by companies that are investment companies under the 1940 Act, such acquisitions will be subject to the percentage limitations prescribed by the 1940 Act. (See "Investment Practices - Securities of Other Investment Companies" below.)

Presently, there are several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and the repossession of automobiles and other personal property upon the default of the debtor may be difficult or impracticable in some cases.

The Balanced Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Sub-Adviser, prevailing market or economic conditions warrant. See the "Growth & Income Equity Portfolio" below for a description of the types of short-term obligations in which the Portfolio may invest.

SMALL CAP EQUITY PORTFOLIO.

The Small Cap Equity Portfolio's investment objective is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. In pursuing its investment objective, the Portfolio normally invests primarily in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation. The Portfolio may invest in preferred stock, rights, warrants, and securities convertible into common stock. It may invest a portion of its assets in established larger companies that, in the opinion of the Sub-Adviser, offer improved growth possibilities because of rejuvenated management, product changes, or other developments that might stimulate earnings or asset growth, or in companies that seem undervalued relative to their underlying assets. The Portfolio does not intend to invest more than 5% of the value of its total assets in the securities of unseasoned companies, that is, companies (or their predecessors) with less than three years' continuous operation.

The Small Cap Equity Portfolio may also invest a portion of its assets in smaller companies that have limited specialized-product lines, markets or financial resources, or are dependent upon one-person management. The securities of such smaller companies may have limited marketability, may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general, and may involve greater risk than is customarily associated with more established companies. To qualify for investment by the Portfolio, however, a company will be expected to have, in the opinion of the Sub-Adviser, above-average possibilities for capital appreciation (when compared with the average appreciation of companies whose securities are included in the S&P 500 Index).

The Small Cap Equity Portfolio uses a research intensive approach and valuation techniques that emphasize earnings and asset growth. The Sub-Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of products manufactured and/or services offered. Stocks purchased for the Portfolio may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market. The Portfolio may also invest in initial public offerings of new companies that demonstrate the potential for price appreciation. A convertible security may be purchased for the Portfolio when, in the Sub-Adviser's opinion, the price of the convertible security is favorable compared to the price of the common stock. In general, the Portfolio's stocks and other securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.

The Small Cap Equity Portfolio may indirectly invest in foreign securities through the purchase of such obligations as ADRs and EDRs but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 25% of the Portfolio's total assets. (For further information, see the "Growth & Income Equity Portfolio" below, "Special Considerations Relating to Foreign Securities" below, and the Statement of Additional Information under "Investment Objectives and Policies - ADRs and EDRs.") The Portfolio may also invest in securities issued by Canadian corporations and Canadian counterparts of U.S. corporations, which may or may not be listed on a national securities exchange or traded in over-the-counter markets.

The Small Cap Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Sub-Adviser, prevailing market or economic conditions warrant. See the "Growth & Income Equity Portfolio" below for a description of the types of short-term obligations in which the Portfolio may invest.

EQUITY INCOME PORTFOLIO.

The Equity Income Portfolio's investment objective is to seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock. The Sub-Adviser will select stocks based on a number of quantitative factors, including dividend yield, current and future earnings potential compared to stock prices, total return potential and other measures of value, such as cash flow, asset value or book value, if appropriate. Stocks purchased for the Portfolio generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. A convertible security may be purchased for the Portfolio when, in the Sub-Adviser's opinion, the price and yield of the convertible security is favorable as compared to the price and yield of the common stock. The stocks or securities in which the Portfolio invests may be expected to produce an above average level of income (as measured by the Standard & Poor's 500 Index). Under normal market and economic conditions, at least 65% of the Portfolio's total assets will be invested in income-producing equity securities.

The Portfolio may indirectly invest in foreign securities through the purchase of ADRs and EDRs but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 15% of the Portfolio's total assets. (For further information, see "Special Considerations Relating to Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies - ADRs and EDRs.")

The Portfolio reserves the right to hold as a temporary defensive measure during abnormal market or economic conditions up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Sub-Adviser, such abnormal market or economic conditions warrant. Short-term obligations in which the Portfolio may invest include money market instruments, such as commercial paper and bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements.

GROWTH & INCOME EQUITY PORTFOLIO

The Growth & Income Equity Portfolio's investment objective is to provide long-term capital growth, with income as a secondary consideration. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock. The Sub-Adviser selects stocks based on a number of factors, including historical and projected earnings, growth and asset value, earnings compared to stock prices generally (as measured by the Standard & Poor's 500 Index), and consistency of earnings growth and earnings quality. Stocks purchased for the Portfolio generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. A convertible security may be purchased for the Portfolio when, in the Sub-Adviser's opinion, the price and yield of the convertible security is favorable compared to the price and yield of the common stock. The stocks or securities in which the Portfolio invests may be expected to produce some income but income is not a major criterion in their selection. In general, the Portfolio's stocks and securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.

The Growth & Income Equity Portfolio may indirectly invest in foreign securities through the purchase of ADRs and EDRs but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 15% of the Portfolio's total assets. (For further information, see "Special
Considerations Relating to Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies - ADRs and
EDRs.") The Portfolio may also invest in Canadian securities listed on a national securities exchange.

The Growth & Income Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Sub-Adviser, prevailing market or economic conditions warrant. Short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

PORTFOLIOS MANAGED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.:

MONEY MARKET PORTFOLIO.

The investment objective of the Money Market Portfolio is to provide high current income consistent with the preservation of capital and liquidity through investment in a broad range of money market instruments that will mature within 12 months of the date of purchase.

INVESTMENT PROGRAM

The Money Market Portfolio seeks to achieve its objective by investing only in the following securities and instruments: (a) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"); (b) obligations of banks subject to U.S. government regulation as well as such other bank obligations as are insured by a U.S. government agency ("Bank Obligations"); (c) commercial paper (including variable amount master demand notes); and (d) debt obligations (other than commercial paper) of corporate issuers.

U.S. Government Securities include Treasury Bills, Notes and Bonds issued by the U.S. government and backed by the full faith and credit of the U.S. government, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. Bank Obligations include certificates of deposit and bankers' acceptances of domestic banks (or Euro-dollar obligations of foreign branches of those domestic banks) subject to U.S. government regulation and time deposits of federal and state banks whose accounts are insured by a government agency as well as the accounts themselves.

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

The Portfolio may lend portfolio securities. The Portfolio may also enter into repurchase agreements but only if the underlying securities are either Government securities or First Tier Securities (see "Investment Quality" and "Portfolio Maturity", below). The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may borrow up to 10% of its net assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure borrowings. The Portfolio may invest up to 10% of its net assets in restricted securities. A more complete description of these investments and transactions is contained under "Investment Practices".

The Portfolio may also invest in Floating Rate Securities. Floating Rate Securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on Floating Rate Securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. Floating Rate Securities often include a demand feature which entitles the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. With respect to Floating Rate Securities, the financial institution issuing the instrument is considered the issuer. However, where the securities are backed by an irrevocable letter of credit or by insurance, without which the securities would not qualify for purchase under the Portfolio's quality restrictions, the issuer of the letter of credit will be considered the issuer of the securities.

Although the securities in which the Portfolio invests are of high quality and the transactions which it enters into entail low risk, there is still the possibility of loss of principal. Corporate issuers may default on their obligations. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. Agencies or instrumentalities of the U.S. government could also default on their securities which may not be guaranteed by or be backed by the full faith and credit of the U.S. government.

INVESTMENT QUALITY

(a)  Eligible Securities

The Money Market Portfolio will invest only in United States dollar-denominated instruments which, at the time of acquisition, are determined to be eligible securities ("Eligible Securities") by the Sub-Adviser and which are determined by the Sub-Adviser to present minimal credit risks.

An Eligible Security is any security that has a remaining maturity of less than one year and (i) which is rated in one of the two highest rating categories for short-term debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or if only one NRSRO has issued a rating, that NRSRO ("Requisite NRSROs"); or (ii) has a security that has been issued by an issuer that has outstanding short-term debt obligations (or security within that class) that are comparable in priority and security with the security ("CPS Security") which is rated, or the issuer of which is rated, by the Requisite NRSROs in one of the two highest rating categories for short-term debt obligations. An unrated security may also be an Eligible Security if it is determined by the Sub-Adviser to be of comparable quality ("Comparable Quality Security") to either a First Tier Security or Second Tier Security, as those terms are defined below.

A First Tier Security is an Eligible Security that (i) is itself rated, has a CPS Security rated or the issuer of which security is rated by the Requisite NRSROs in the highest rating category for short-term debt obligations or (ii) is a Comparable Quality Security which is determined by the Sub-Adviser to be of comparable quality to a First Tier Security.

A Second Tier Security is (i) an Eligible Security that is itself rated, has a CPS Security rated or the issuer of which security is rated by the Requisite NRSROs in the second highest rating category for short-term debt obligations,
(ii) an instrument that has been rated in the highest rating category for short-term debt obligations by one NRSRO and has been rated in the second highest rating category for short-term debt obligations by one or more other NRSROs or (iii) a Comparable Quality Security which is determined by the Sub-Adviser to be of comparable quality to a Second Tier Security.

(b)  Guidelines for Purchasing Eligible Securities

The Sub-Adviser, on behalf of the Money Market Portfolio, may (i) acquire any First Tier Security that, at the time of acquisition, has received the highest rating from any two NRSROs; (ii) acquire any Second Tier Security that, at the time of acquisition, has received the second highest rating from any two NRSROs, and (iii) acquire any First Tier Security or any Second Tier Security that at time of purchase is rated by a single NRSRO, or any Comparable Quality Security, subject to approval by the Board of Trustees of the Trust.

PORTFOLIO MATURITY

The Money Market Portfolio may not purchase any instrument, other than a Government security, with a remaining maturity of greater than one year. A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States, or any certificate of deposit for any of the above.

The Money Market Portfolio maintains a dollar-weighted average portfolio maturity of ninety (90) days or less. The Portfolio determines the maturity of portfolio investments in accordance with Rule 2a-7, a valuation and pricing rule under the Investment Company Act of 1940, as amended.

QUALITY INCOME PORTFOLIO.

The investment objective of the Quality Income Portfolio is to seek a high level of current income, consistent with safety of principal, by investing in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations.

The Sub-Adviser will use the Lehman Brothers Government/Corporate Bond Index as a benchmark against which it will gauge the performance of the Portfolio and determine risk measurement. The Lehman Brothers Government/Corporate Bond Index is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the four major corporate classifications:
industrial, utility, financial and Yankee bond. Only notes and bonds with a minimum outstanding principal amount of $50,000,000 and a minimum maturity of one year are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Corporation ("S&P") or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service, Inc.

Depending on market conditions and subject to the special diversification provisions imposed on the Portfolio (see "Risk Factors"), the Portfolio may invest a substantial portion of its assets in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type. These GNMA Certificates are debt securities issued by a mortgage holder (such as a mortgage banker) and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of monthly installments of principal and interest on the GNMA Certificates. These guarantees are backed by the full faith and credit of the U.S. government.

To the extent the Portfolio acquires GNMA Certificates at par or at discount, the GNMA Certificates offer a high degree of safety of the principal investment because of the GNMA guarantee. If the Portfolio buys GNMA Certificates at a premium, however, mortgage foreclosures and repayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Portfolio's principal investment to the extent of the premium paid. To avoid loss of this premium and of any gain in value of its GNMA Certificates resulting from a decrease in interest rates generally, the Portfolio may sell its GNMA Certificates which are selling at a substantial premium. This practice may increase the Portfolio's portfolio turnover rate. A more complete description of GNMA Certificates is contained in the Statement of Additional Information.

The Portfolio, subject to the limitations on investments as described in "Risk Factors", may invest in other obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities. These instruments may be either direct obligations of the Treasury (such as U.S. Treasury Notes, Bills or Bonds) or securities issued or guaranteed by government agencies or instrumentalities. Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, some are backed by the full faith and credit of the U.S. government (such as Maritime Administration Title XI Ship Financing Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds).

The Portfolio may also invest in one or more of the following:

     (1) Marketable straight-debt securities of domestic issuers, and of foreign issuers (payable in U.S. dollars) rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or by S&P (AAA, AA, A or
BBB);

     (2) Commercial paper rated at time of purchase Prime-3 by Moody's or A-3 by S&P;

     (3) Bank obligations (including repurchase agreements and those denominated in Eurodollars) of banks having total assets in excess of $1 billion; and

     (4)  Mortgage   pass-through   certificates  and  collateralized   mortgage
obligations.

Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. For a further description of the above investments and the ratings used, see "Appendix - Description of Corporate Bond Ratings" herein and "Description of Securities Ratings - Commercial Paper Ratings" in the Statement of Additional Information.

The Portfolio may invest up to 35% of its assets in securities of foreign issuers. These investments will be marketable straight-debt securities of foreign issuers payable in U.S. dollars and rated at the time of purchase within the four highest grades assigned by Moody's or by S&P. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and may sell securities short. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may invest in restricted securities. A more complete description of these investments and transactions is contained under "Investment Practices."

If the Sub-Adviser deems it appropriate to seek to partially hedge the Portfolio's assets against market value changes, the Portfolio may enter into various hedging transactions, such as futures contracts, financial index futures contracts, and the related put or call options contracts on futures contracts. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete description of these transactions.

The Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the Portfolio securities. Market prices of debt securities tend to rise when interest rates fall and market prices tend to fall when interest rates rise. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. Agencies or instrumentalities of the U.S. government could also default on their securities which may not be guaranteed by or be backed by the full faith and credit of the U.S. government.

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

HIGH YIELD PORTFOLIO.

The investment objective of the High Yield Portfolio is the maximization of total investment return through income and capital appreciation.

The High Yield Portfolio will pursue its investment objective by investing in a portfolio substantially consisting of medium and lower grade domestic corporate debt securities. The Portfolio may also invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. The Portfolio may also, from time to time, invest in cash or cash equivalents due to market conditions or for other defensive purposes.

Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk. See "Risk Factors - Special Risks of High Yield Investing."

Medium grade corporate securities are generally regarded as having adequate, but not outstanding, capacity to pay interest and repay principal. Medium grade securities are obligations that are rated A and Baa by Moody's or A and BBB by S&P, or which are not rated by either Moody's or S&P but are considered by the Sub-Adviser to be of comparable quality. Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Lower grade corporate securities are those that are rated Ba or B by Moody's or BB or B by S&P, or which are unrated or considered by the Sub-Adviser to be of comparable quality. If the Sub-Adviser deems it appropriate, the Portfolio may invest in domestic corporate debt securities of a higher quality. For a further description of these ratings, see "Appendix - Description of Corporate Bond Ratings."

Many issuers of medium and lower grade securities choose not to have a rating assigned to their obligations by one of the rating agencies. Therefore, the Portfolio's assets may at times consist of a high proportion of unrated securities. The Portfolio will purchase only those unrated securities which the Sub-Adviser believes are comparable to rated securities that qualify for purchase by the Portfolio pursuant to criteria established by the Board of Trustees. Although the Portfolio will invest primarily in medium and lower grade securities, from time to time the Portfolio may also invest in higher grade securities if the Sub-Adviser considers it appropriate, as when the difference in return between different grades of securities is very narrow, when the Sub-Adviser expects interest rates to increase, or when the availability of medium and lower grade securities is limited. These investments may result in a lower current income than if the Portfolio were fully invested in medium and lower grade securities.

The Portfolio may invest up to 35% of its assets in foreign government and foreign corporate debt securities of similar quality. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities."

If the  Sub-Adviser  deems  it  appropriate  to  seek  to  partially  hedge  the
Portfolio's assets against market value changes resulting from changes in interest rates or (with respect to the foreign securities which the Portfolio invests in) currency fluctuations, the Portfolio may also enter into various hedging transactions, such as futures contracts, financial index futures contracts, and related put or call options contracts on these contracts and foreign currency contracts. In addition, if the Sub-Adviser deems it appropriate, the Portfolio may enter into other hedging transactions, such as forward foreign currency contracts, currency futures contracts, and related options contracts in order to protect the U.S. dollar equivalent values of those foreign securities in which the Portfolio invests against declines resulting from currency value fluctuations.

Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete discussion of these transactions.

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase. The Portfolio may invest in restricted securities. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. A more complete description of these investments and transactions is contained under "Investment Practices."

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

ASSET COMPOSITION

At December 31, 1997, the High Yield Portfolio was invested in bonds rated by Moody's as follows:


              PERCENTAGE OF TOTAL BOND
MOODY'S RATINGS  INVESTMENTS IN THE PORTFOLIO

    B                       68.4%
    Ba                      24.3%
    Aaa                      2.3%
    Not Rated                5.0%



STOCK INDEX PORTFOLIO.

INVESTMENT OBJECTIVE

The investment objective of the Stock Index Portfolio is to achieve investment results that approximate the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").

The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks, and is widely viewed among investors as a good representative of the aggregate performance of publicly-traded common stocks.

"Standard & Poor's ", "S&P ", "S&P 500 ", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill Inc. and have been licensed for use by Cova Life. The Stock Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P") and S&P makes no representation or warranty, express or implied, to the owners of the Stock Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Stock Index Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Cova Life is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Cova Life or the Stock Index Portfolio. S&P has no obligation to take the needs of Cova Life or the owners of the Stock Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Portfolio or the timing of the issuance or sale of the Stock Index Portfolio or in the determination or calculation of the equation by which the Stock Index Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Stock Index Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY COVA LIFE, OWNERS OF THE STOCK INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES

The Stock Index Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the investment performance of the respective index through statistical procedures.

The Sub-Adviser believes that the "indexing" approach described above is an effective method of substantially duplicating percentage changes in the S&P 500 Index. It is a reasonable expectation that the correlation between the performance of the Portfolio and that of the Index will be approximately 98%; a figure of 100% would indicate perfect correlation. Perfect correlation would be achieved when the net asset value per share of the Portfolio increases and decreases in exact proportion to changes in the Index. The Board of Trustees of the Trust will review the correlation between the Portfolio and the Index on a quarterly basis. See the Statement of Additional Information for a description of the monitoring procedures established by the Board.

In pursuing its investment objective, the Portfolio will invest in no fewer than 100 stocks with the majority of the Portfolio consisting of those stocks having the largest weightings in the Index. The Sub-Adviser will select stocks for the Portfolio after taking into account their individual weights in the Index and the weights in the Index of the industry groups to which they belong.

Although the Portfolio will attempt to remain fully invested in common stocks, it may also invest in certain short-term fixed income securities such as cash reserves.

As described further below under "Implementation of Policies", the Portfolio may also enter into stock index futures contracts and options on stock indexes and stock index futures contracts for various reasons including to hedge against changes in security prices. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See the Statement of Additional Information for a more complete description of hedging and for a discussion of the risks involved therein.

IMPLEMENTATION OF POLICIES

The S&P 500 Index is composed of 500 common stocks which are chosen by S&P to be included in the unmanaged Index. Market value, liquidity and industry representation are considered in the selection process. The inclusion of a stock in the S&P 500 Index in no way implies that S&P believes the stock to be an attractive investment. The 500 securities, 95% of which trade on the New York Stock Exchange, represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market value: its market price per share times the number of shares outstanding.

Because of the market-value weighting, the 50 largest companies in the S&P 500 Index currently account for approximately 50% of the Index. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of December 31, 1997, the five largest companies in the Index were: General Electric, Coca Cola, Microsoft, Exxon and Merck & Co. The largest industry categories were Integrated Oil, Pharmaceuticals, Regional Banks, Healthcare and Telephone.

Although the Portfolio will normally seek to remain substantially fully invested in common stocks, the Portfolio may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States government and its agencies or instrumentalities; commercial paper, bank certificates of deposit and bankers' acceptances; and repurchase agreements and reverse repurchase agreements collateralized by these securities. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase.

The Portfolio will employ a combination of an indexing strategy known as "sampling" and stock index futures contracts and options. Sampling is a method that is used to attempt to replicate the return of the Index without having to purchase a weighted portfolio containing all 500 stocks in the Index. This process selects stocks for the Portfolio so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price to book, price to earnings, debt to asset ratios and dividend yields) match those of the Index. The use of sampling involves certain risks with respect to the ability of the Portfolio to achieve the desired correlation with the Index. (See "Risk Factors - Stock Index Portfolio - Sampling", below).

As indicated above, the Portfolio may utilize stock index futures contracts and options on stock indexes and stock index futures contracts. Specifically, the Portfolio may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit.

Stock index futures contracts and options may be used for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, to hedge against changes in securities prices, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or the Index.

The Portfolio may lend its investment securities to qualified institutional investors for the purpose of realizing additional income. Loans of securities by the Portfolio will be collateralized by cash or securities issued or guaranteed by the U.S. government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. The Portfolio may borrow money from a bank but only for temporary or emergency purposes. The Portfolio may borrow money up to one-third of the value of its total assets taken at current value. The Portfolio would borrow money only to meet redemption requests prior to the settlement of securities already sold or in the process of being sold by the Portfolio. To the extent that the Portfolio borrows money prior to selling securities, the Portfolio may be leveraged; at such times, the Portfolio may appreciate or depreciate in value more rapidly than the Index. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. The Portfolio may invest in restricted securities and may sell securities short. See "Investment Practices" for a description of these investments and transactions.

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

RISK FACTORS - STOCK INDEX PORTFOLIO

FUTURES CONTRACTS AND OPTIONS

The primary risks associated with the use of futures  contracts and options are:
(i) imperfect correlation between the change in market value of the stocks held by the Portfolio and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position when desired. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Portfolio's underlying securities. The risk that the Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. See the Statement of Additional Information for a more complete discussion of the risks involved with respect to investment in stock index futures contracts and options on stock indexes and stock index futures contracts.

MARKET RISK

As the Portfolio invests primarily in common stocks, the Portfolio is subject to market risk - i.e. the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

To illustrate the volatility of stock prices, the following table sets forth the extremes for stock market returns as well as the average return for the period from 1926 to 1997, as measured by the S&P 500 Index:

U.S. STOCK MARKET RETURNS (1926-1997)
OVER VARIOUS TIME HORIZONS

          One       Five       Ten       Twenty
         Year      Years      Years       Years
         -----     ------     ------     -------

Best      53.99 %   23.92 %    20.06 %     16.86%
Worst    (43.34)%  (12.47)%    (.89) %      3.11%
Average   12.96 %   10.54 %    10.89 %     10.93%



As shown, from 1926 to 1997, common stocks, as measured by the S&P 500 Index, have provided an average annual total return (capital appreciation plus dividend income) of 12.96%. While this average return can be used as a guide for setting reasonable expectations for future stock market returns, it may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

SAMPLING

The use of the sampling technique may, particularly under certain market conditions, result in a lower correlation between the Portfolio and the Index than if the Portfolio owned all 500 stocks in the Index. The sampling technique, when employed successfully, is effective primarily due to the existence of long-term correlations between groups of stocks and whole industry sectors within the Index. Sampling, by definition, creates a bias toward the purchase by the Portfolio of the stocks of larger capitalization companies. As a result, the Portfolio can be negatively impacted by the use of sampling in a market where the stocks of smaller capitalization companies are outperforming those of larger capitalization companies. When this happens, it may result in the Portfolio underperforming the Index and not achieving its anticipated degree of correlation with the Index. The Sub-Adviser will actively monitor the effectiveness of its sampling technique and will undertake corrective actions should the use of the sampling technique result in underperformance or undercorrelation with respect to the Index. Such corrective actions may include, but not necessarily be limited to, increasing the number of companies represented in the Portfolio to incorporate more secondary issues. As described under "Investment Policies" above, the Board of Trustees of the Trust reviews the correlation between the Portfolio and the Index on a quarterly basis. The Board has adopted monitoring procedures which require, among other things, that the Sub-Adviser notify the Board in the event that the correlation between the performance of the Portfolio and that of the Index falls below 95%.

VKAC GROWTH AND INCOME PORTFOLIO .

The investment objective of the VKAC Growth and Income Portfolio is to seek long-term growth of both capital and income by investing in a portfolio of common stocks which are considered by the Sub-Adviser to have potential for capital appreciation and dividend growth. The Portfolio may also invest up to 35% of its assets in common stocks which are considered by the Sub-Adviser to have potential for capital appreciation but which are issued by foreign corporations.

The Portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of dividend paying common stocks of large established companies which are considered by the Sub-Adviser to have potential for both capital appreciation and dividend growth. The Portfolio's stocks are actively traded in U.S. domestic markets, primarily on national securities exchanges, and are selected principally on the basis of fundamental investment values as determined by the Sub-Adviser. The Portfolio's investments are usually viewed by the Sub-Adviser as having comparatively low price-earning ratios and anticipated higher dividends than the S&P 500 average and, at the time of purchase, are considered by the Sub-Adviser to be undervalued in the marketplace.

The Portfolio may invest up to 35% of its assets in dividend paying common stocks of large established companies which are considered by the Sub-Adviser to have potential for both capital appreciation and dividend growth but which are issued by foreign corporations of the same type as the U.S. securities described above. There is no current intention that these investments will exceed 20% of the Portfolio's assets. Investments in foreign securities present certain risks not ordinarily found in investments in securities of U.S. issuers. See "Risk Factors - Special Considerations Relating to Foreign Securities".

If the  Sub-Adviser  deems  it  appropriate  to  seek  to  partially  hedge  the
Portfolio's assets against market value changes resulting from changes in interest rates or (with respect to the foreign securities which the Portfolio invests in) currency fluctuations, the Portfolio may enter into various hedging transactions, such as futures contracts, financial index futures contracts, and related put or call options contracts on these contracts and foreign currency contracts. In addition, if the Sub-Adviser deems it appropriate, the Portfolio may enter into other hedging transactions, such as forward foreign currency contracts, currency futures contracts, and related options contracts in order to protect the U.S. dollar equivalent values of those foreign securities in which the Portfolio invests against declines resulting from currency value fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. See "Investment Practices - Strategic Transactions" and the Statement of Additional Information for a more complete description of these transactions.

The Portfolio may lend portfolio securities. The Portfolio may borrow under certain circumstances. The Portfolio may also enter into repurchase agreements, reverse repurchase agreements and may sell securities short. The Portfolio may also invest in restricted securities. The Portfolio may purchase and sell securities on a "when issued" and "delayed delivery" basis. A more complete description of these investments and transactions is contained under "Investment Practices".

See  "Risk   Factors  -  Tax   Considerations"   for  a  discussion  of  special
diversification standards which the Portfolio will meet.

As the Portfolio invests primarily in common stocks, the Portfolio is subject to market risk - i.e. the possibility that common stock prices will decline over short or even extended periods. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

The Portfolio's policy of investing in securities that have a potential for growth means that the assets of the Portfolio generally will be subject to greater risk than may be involved in investing in securities which are not selected for such growth characteristics. Repurchase agreements may be deemed to be collateralized loans and the Portfolio could experience delay and expenses in liquidating such collateral in the event of the failure of the repurchasing party to honor its agreement to repurchase.

                             INVESTMENT PRACTICES

In connection with the investment policies of the Portfolios described above, the Portfolios may engage in certain investment practices subject to the limitations set forth below. These investments entail risks.

     STRATEGIC   TRANSACTIONS.   Certain   Portfolios   may  purchase  and  sell
exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income and equity indices and other financial instruments and purchase and sell financial futures contracts. Certain Portfolios may also enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures, stock index futures contracts and options on stock indexes and stock index futures contracts. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions are hedging transactions which may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective interest rate exposure of a Portfolio, to protect against changes in currency exchange rates, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on a Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. The Portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and possibly income. The Strategic Transactions that the Portfolios may use and some of their risks are described more fully in the Statement of Additional Information.

     REPURCHASE AGREEMENTS. The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. Each Sub-Adviser will monitor the value of the underlying security in this regard. The Portfolio will enter into repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the Securities and Exchange Commission. In determining whether the Portfolio should enter into a repurchase agreement with a bank or broker-dealer, the Sub-Adviser will take into account the credit-worthiness of the party and will monitor its credit-worthiness on an ongoing basis in accordance with standards by the Board of Trustees. In the event of a default by the party, the delays and expenses potentially involved in establishing the Portfolio's rights to, and in liquidating, the security may result in a loss to the Portfolio. The Money Market Portfolio may not invest in repurchase agreements which mature in more than seven days.

There are additional limitations and restrictions relating to the ability of the Money Market Portfolio to invest in repurchase agreements which have been adopted by the Board of Trustees of the Trust and which relate primarily to investment quality and diversification.

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS. Certain Portfolios may purchase and sell securities on a "when issued" and "delayed delivery" basis, that is, obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the obligation. When a Portfolio engages in such transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. No income accrues to or is earned by the Portfolio on portfolio securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of such securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher than yields on such securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Portfolio may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Portfolio consistent with the Portfolio's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of any Portfolio's assets which may be used to acquire securities on a when issued or delayed delivery basis. See the Statement of Additional Information for additional discussion of these transactions.


     U.S. GOVERNMENT OBLIGATIONS. Certain Portfolios may invest in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities which historically have involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Portfolio. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the
United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, certain Portfolios may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Sub-Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Certain Portfolios may purchase rated or unrated variable and floating rate instruments. These instruments may include variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by a Portfolio will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. A Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances and subject to their investment policies, certain Portfolios may invest in securities issued by other investment companies which invest in securities in which such Portfolios are permitted to invest. These Portfolios may invest in securities of other investment companies to the extent permitted under the 1940 Act--that is, a Portfolio may invest up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of a Portfolio's total assets may be invested in the securities of any one investment company. As a shareholder in an investment fund, a Portfolio would bear its share of that investment fund's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own operating expenses. (See the Statement of Additional Information under "Investment Objectives and Policies - Securities of Other Investment Companies.")

     RESTRICTED AND ILLIQUID SECURITIES. The Portfolios may each invest up to 15% (10% with respect to the Portfolios for which Van Kampen American Capital Investment Advisory Corp. acts as Sub-Adviser) of their respective net assets in securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted and illiquid securities in all Portfolios will be valued at fair value as determined in good faith by or at the direction of the Trustees for the purposes of determining the net asset value of each Portfolio. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Sub-Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the
Sub-Adviser will consider factors such as trading activities and the availability of price quotations) will not be treated as restricted securities by the Portfolios pursuant to such rules.

     LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, all of the Portfolios may lend their securities to selected commercial banks or broker-dealers up to a maximum of 25% of the assets of each Portfolio (except up to 33 1/3% with respect to the Emerging Markets Equity Portfolio and the Portfolios managed by Mississippi Valley Advisors Inc.). Such loans must be callable at any time and be continuously secured by collateral deposited by the borrower in a segregated account with the Trust's custodian consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. A Portfolio will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short- term instruments. A Portfolio is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Portfolio and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, a Portfolio will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis in as much as a default by the other party may cause delays or other collection difficulties. A Portfolio may pay finders' fees in connection with loans of its portfolio securities.

     REVERSE REPURCHASE AGREEMENTS AND BORROWINGS. The Portfolios may enter into reverse repurchase agreements with selected commercial banks or broker-dealers with respect to securities which could otherwise be sold by the Portfolios. Reverse repurchase agreements involve sales by a Portfolio of Portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price which is greater than the sales price. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Portfolio. Each Portfolio will maintain, in a segregated account with its custodian, cash, Treasury bills, or other U.S. Government Securities having an aggregate value equal to the amount of commitment to repurchase, including accrued interest, until payment is made. Each Portfolio will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether a Portfolio should enter into a reverse repurchase agreement with a bank or broker-dealer, each Sub-Adviser will take into account the credit-worthiness of the party and will monitor the credit-worthiness on an ongoing basis. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Reverse repurchase agreements create leverage and will be treated as borrowings for the purposes of each Portfolio's investment restriction on borrowings.

Each of the Quality Income, High Yield, VKAC Growth and Income and Stock Index Portfolios is permitted to borrow money up to one-third of the value of its total assets taken at current value. The Money Market Portfolio may borrow up to 10% of its total assets. Borrowing by these Portfolios may be only from banks as a temporary measure for extraordinary or emergency purposes and not for investment leverage. Each of the Mid-Cap Value, Large Cap Research, Developing Growth and Lord Abbett Growth and Income Portfolios may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. Each of the Select Equity, Large Cap Stock and Small Cap Stock Portfolios is permitted to borrow money for extraordinary or emergency purposes in amounts up to 10% of the value of the Portfolio's total assets. Each of the Quality Bond, International Equity and Emerging Markets Equity Portfolios is permitted to borrow money for extraordinary or emergency purposes in amounts up to 30% of the value of the Portfolio's total assets and in connection with reverse repurchase agreements. The Bond Debenture Portfolio is permitted to borrow money for extraordinary or emergency purposes in amounts up to 5% of the Portfolio's gross assets.

As a matter of operating policy, the Money Market Portfolio, the Quality Income Portfolio, the Stock Index Portfolio and the VKAC Growth and Income Portfolio will not borrow more than 10% of their net asset value when borrowing is for any general purpose and 25% of their net asset value when borrowing is a temporary measure to facilitate redemptions.

Each of the Balanced, Small Cap Equity, Equity Income and Growth & Income Equity Portfolios may borrow money from banks for temporary defensive purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risk considerations such as changes in the net asset value of the shares and in the yield on the Portfolio. Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than if borrowing were not used.
Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Portfolio will be less than if borrowing were not used.

     SHORT SALES. Certain Portfolios may utilize short sales on securities to implement their investment objectives. A short sale is effected when it is believed that the price of a particular investment will decline, and involves the sale of an investment which the Portfolio does not own in the hope of purchasing the same investment at a later date at a lower price. To make delivery to the buyer, the Portfolio must borrow the investment, and the Portfolio is obligated to return the investment to the lender, which is accomplished by a later purchase of the investment by the Portfolio.

The Portfolio will incur a loss as a result of the short sale if the price of the investment increases between the date of the short sale and the date on which the Portfolio purchases the investment to replace the borrowed investment. The Portfolio will realize a gain if the investment declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest the Portfolio may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in that the former may be limitless while the latter can only equal the total amount of the Portfolio's investment in the investment. For example, if the Portfolio purchases a $10 investment, the most that can be lost is $10. However, if the Portfolio sells a $10 investment short, it may have to purchase the investment for return to the lender when the market value is $50, thereby incurring a loss of $40. The amount of any gain or loss on a short sale transaction is also dependent on brokerage and other transaction costs.

     CONVERTIBLE SECURITIES. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     WARRANTS. A Portfolio may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

     MONEY MARKET INSTRUMENTS. Certain Portfolios are permitted to invest in money market instruments although they intend to stay invested in equity securities to the extent practical in light of their objectives and long-term investment perspective. These Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for these Portfolios include U.S. Government Securities, other debt securities, commercial paper, bank obligations and repurchase agreements. These Portfolios may also invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market investments, see "Investment Objectives and Policies" in the Statement of Additional Information.

INVESTMENT LIMITATIONS

In addition to the investment policies set forth above, certain additional restrictive policies relating to the investment of assets of the Portfolios have been adopted by the Trust. The Investment Limitations of the Trust are deemed fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy and (ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of the Portfolio. Details as to the policies are set forth in the Statement of Additional Information.

                                 RISK FACTORS

TAX CONSIDERATIONS

The Trust serves as the underlying investment for Variable Contracts issued by Cova Life.

Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios of the Trust. The Code provides that a variable contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable contract as an annuity contract would result in imposition of federal income tax on contract owners with respect to earnings allocable to the variable contract prior to the receipt of payments under the variable contract. Section 817(h)(2) of the Code is a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in Section 817(h) of the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55 percent of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70 percent of such value is represented by any two investments; (iii) no more than 80 percent of such value is represented by any three investments; and (iv) no more than 90 percent of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Each Portfolio of the Trust will be managed in such a manner as to comply with these diversification requirements. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolios.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN SECURITIES

All of the  Portfolios  may  invest  in  foreign  securities.  The  Stock  Index
Portfolio, however, may only invest in foreign securities which are issued by companies in the S & P 500 Index. The Stock Index Portfolio may also invest in American Depositary Receipts ("ADRs") for foreign securities. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Certain other Portfolios may invest in ADRs and also in EDRs. See "Investment Objectives and Policies - ADRs and EDRs" in the Statement of Additional Information. The VKAC Growth and Income Portfolio, High Yield Portfolio and Quality Income Portfolio may invest up to 35% in foreign securities. The International Equity Portfolio may invest without limitation in foreign securities. However, the Trust has no current intention that these investments will exceed 20% of a Portfolio's assets except with respect to the International Equity Portfolio. Investments in the securities of foreign entities and securities denominated in foreign currencies involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments. Where a Portfolio invests in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the Portfolio and the accrued income and unrealized appreciation or depreciation of investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Portfolio's assets denominated in that currency and the Portfolio's yield on such assets. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investment in those countries. There may be less publicly available information about a foreign security than about a United States security, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur costs in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States.

The Emerging Markets Equity Portfolio invests primarily in equity securities of companies in emerging markets countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of emerging markets issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

SPECIAL RISKS OF HIGH YIELD INVESTING

Each of the High Yield Portfolio and the Bond Debenture Portfolio intends to invest a substantial portion of its assets in medium and lower grade corporate debt securities.

Debt securities which are in those medium and lower grade categories generally offer a higher current yield than is offered by securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payments of principal and interest when due as well as fundamental developments in an issuer's business. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the securities market. Typically, market prices tend to fall as interest rates rise and tend to rise as interest rates fall. Generally, prices tend to fluctuate more for lower grade issues than for higher grade issues, and, for any given change in interest rates, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues. Yields on lower-rated securities will fluctuate over time.

The prices of lower-grade securities, while generally less sensitive to interest rate changes than higher-rated investments, tend to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, the ability of a highly leveraged issuer to service its principal and interest payment obligations, to meet projected business goals and to obtain additional financing may be adversely affected. An economic downturn could disrupt the market for high yield bonds, adversely affect the value of outstanding bonds and the ability of the issuers of such bonds to repay principal and interest, cause increased volatility in the market prices of high yield bonds and a Portfolio's net asset value and may result in a higher incidence of defaults by issuers on bond obligations. If the issuer of a bond defaults, a Portfolio may incur additional expenses to seek recovery. A Portfolio will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the industries and with the issuers involved. The Portfolios' Sub-Advisers will continuously monitor the condition of the economy and the financial and credit markets.

To the extent that there is no established retail secondary market for high yield bonds, such bonds may be thinly traded, making the bonds less liquid than investment grade bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market. In the event of an illiquid secondary market, or in the absence of readily available market quotations, the responsibility of the Board of Trustees of the Trust to value the securities becomes more difficult and will involve a greater degree of judgment in that there is less reliable, objective data available.

If the market for high yield bonds is restricted by the enactment of legislation, or if steps are taken to limit the use of such securities, or other advantages of such securities, the value of the securities and the Portfolio's ability to acquire them may be adversely affected.

A description of the corporate bond ratings is contained in the Appendix. Purchasers should be aware, however, that credit ratings evaluate the safety of principal and interest payments and not the market value risk of high yield bonds. In addition, credit ratings may not always be modified on a timely basis to reflect events subsequent to the most recent ratings which may have a material impact on the securities rated. However, the Portfolios' Sub-Advisers will continuously monitor the issuers of high yield bonds in the Portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity. Achievement of the investment objectives of the Portfolios may be more dependent on the credit analysis of the Portfolios' Sub-Advisers than is the case with higher quality bonds.

The Portfolios may also invest in unrated corporate securities. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as broad and, accordingly, they may carry greater risk and higher yield than rated securities.

                           PORTFOLIO TURNOVER RATES

MONEY MARKET PORTFOLIO AND QUALITY INCOME PORTFOLIO

Although the Money Market and Quality Income Portfolios are not subject to specific restrictions on portfolio turnover, they generally do not seek profits by short-term trading. However, they may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations. Because brokerage commissions are not customarily charged on the investments invested in by each of the two Portfolios, a high turnover rate should not affect the net asset value.

HIGH YIELD PORTFOLIO AND BOND DEBENTURE PORTFOLIO

The Portfolios will not generally engage in trading of securities for the purpose of realizing short-term profits, but they will adjust their portfolios as they deem advisable in view of prevailing or anticipated market conditions to accomplish their investment objectives. For example, the Portfolios may sell securities in anticipation of a movement in interest rates or to avoid loss of premiums paid and unrealized capital gains earned on GNMA Certificates selling at a substantial premium. Frequency of portfolio turnover will not be a limiting factor if the Sub-Adviser considers it advantageous to purchase or sell securities. Each Portfolio anticipates that its portfolio turnover rate will normally be less than 200%, and may be significantly less in a period of stable or rising interest rates. For the years ended December 31, 1997 and 1996, the portfolio turnover rates for the High Yield Portfolio were 109% and 117%, respectively. For the year ended December 31, 1997 and for the period ended December 31, 1996, the portfolio turnover rates for the Bond Debenture Portfolio were 100% and 58%, respectively. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders.

STOCK INDEX PORTFOLIO

Although the Portfolio generally seeks to invest for the long term, the Portfolio retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolio, the portfolio turnover rate is expected to be under 50%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of 50% would occur if one-half of the Portfolio's securities were sold within one year. Ordinarily, securities will be sold from the Portfolio only to reflect certain administrative changes in the Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of the Portfolio to the Index. For the years ended December 31, 1997 and 1996, the portfolio turnover rates for the Stock Index Portfolio were 27% and 1%, respectively.

VKAC GROWTH AND INCOME PORTFOLIO

The Portfolio will not generally engage in trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Portfolio's investment objectives. For example, the Portfolio may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Portfolio considers it advantageous to purchase or sell securities. The Portfolio anticipates that its annual portfolio turnover rate will normally be less than 200%. A high rate of portfolio turnover involves correspondingly higher brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by the Portfolio and its shareholders. For the years ended December 31, 1997 and 1996, the portfolio turnover rates for the Growth and Income Portfolio were 95% and 113%, respectively.

QUALITY BOND, SMALL CAP STOCK, SELECT EQUITY, INTERNATIONAL EQUITY, LARGE CAP STOCK AND EMERGING MARKETS EQUITY PORTFOLIOS

Portfolio transactions for these Portfolios will be undertaken principally to accomplish their respective investment objectives, and the Portfolios may engage in short-term trading consistent with their respective objectives. A portfolio turnover rate of 100% indicates that the equivalent of all of a Portfolio's assets have been sold and reinvested in a year. Overall, high portfolio turnover may result in increased portfolio transaction costs and the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for general income tax purposes. The Quality Bond Portfolio's annual turnover rate is not expected to exceed 300%. The turnover rate for each of the Small Cap Stock, Select Equity, International Equity, Large Cap Stock and Emerging Markets Equity Portfolios is not expected to exceed 100%. For the year ended December 31, 1997 and the period ended December 31, 1996, the portfolio turnover rates for the Quality Bond, Small Cap Stock, Select Equity, International Equity and Large Cap Stock Portfolios were 164% and 181%, 79% and 102%, 135% and 124%, 74% and 48%; 60% and 36%, respectively. The Emerging Markets Equity Portfolio has not yet commenced investment operations. The annual portfolio turnover rate of the Emerging Markets Equity Portfolio is not expected to exceed 100%.

BALANCED, SMALL CAP EQUITY, EQUITY INCOME, GROWTH & INCOME EQUITY, MID-CAP VALUE, LARGE CAP RESEARCH, DEVELOPING GROWTH AND LORD ABBETT GROWTH AND INCOME PORTFOLIOS

Although the Portfolios will not normally engage in short-term trading, each Portfolio reserves the right to do so if its Sub-Adviser believes that selling a particular security is appropriate in light of the Portfolio's investment objective. Investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio and ultimately by its shareholders. Although the Portfolios cannot accurately predict their respective annual portfolio turnover rates, such rates are not expected to exceed 100%. For the period ended December 31, 1997, the portfolio turnover rates for the Balanced, Small Cap Equity, Equity Income, Growth & Income Equity, Mid-Cap Value, Large Cap Research and Developing Growth Portfolios were 14%, 36%, 18%, 18%, 2%, 1% and 9%. The Lord Abbett Growth and Income Portfolio has not yet commenced investment operations. The annual portfolio turnover rate of the Lord Abbett Growth and Income Portfolio is not expected to exceed 100%.

                             MANAGEMENT OF THE TRUST

THE TRUSTEES

The  Trust  is  organized  as  a  Massachusetts   business  trust.  The  overall
responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Trust (see below). The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Trust.

ADVISER

Under an Investment Advisory Agreement dated April 1, 1996, as amended, the Adviser, located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

The Adviser is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Adviser changed its name to its present name on January 17, 1996. The Adviser is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $235 billion of life insurance in force and approximately $9.6 billion in assets. The Adviser has acted as the investment adviser to the Trust since May 1, 1996.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to (i) manage the investment and reinvestment of the assets of each Portfolio of the Trust in accordance with each Portfolio's investment objective and policies and limitations, or (ii) in the event that Adviser shall retain a sub-adviser or sub-advisers, to supervise and implement the investment activities of any Portfolio for which any such sub-adviser has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisers; and to administer the Trust's affairs. The Investment Advisory Agreement further provides that Adviser agrees, among other things, to administer the business affairs of each Portfolio, to furnish offices and necessary facilities and equipment to each Portfolio, to provide administrative services for each Portfolio, to render periodic reports to the Board of Trustees of the Trust with respect to each Portfolio, and to permit any of its officers or employees, or those of any sub-adviser to serve without compensation as trustees or officers of the Portfolio if elected to such positions.

As full compensation for its services under the Investment Advisory Agreement, the Trust will pay the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio:

                          Average Daily
Portfolio                   Net Assets      % Per Annum
----------------------  ------------------  ------------

Money Market            First $500 million          .50%
                        Over $500 million           .40%

Quality Income          First $500 million          .50%
                        Over $500 million           .45%

High Yield              First $500 million          .75%
                        Over $500 million           .65%

VKAC Growth and Income  First $500 million          .60%
                        Over $500 million           .50%

Stock Index                _______________          .50%

Bond Debenture             _______________          .75%

Quality Bond            First $75 million           .55%
                        Over $75 million            .50%

International Equity    First $50 million           .85%
                        Over $50 million            .75%

Select Equity           First $50 million           .75%
                        Over $50 million            .65%

Emerging Markets
   Equity               First $25 million          1.25%
                        Over $25 million           1.05%


Small Cap Stock            _______________          .85%

Large Cap Stock            _______________          .65%

Mid-Cap Value              _______________         1.00%

Large Cap Research         _______________         1.00%

Developing Growth          _______________          .90%

Lord Abbett
Growth and Income          _______________          .75%

Balanced                   _______________         1.00%

Small Cap Equity           _______________         1.00%

Equity Income              _______________         1.00%

Growth & Income Equity     _______________         1.00%

The advisory fee of .750 of 1% to be deducted on the first $500 million of assets of the High Yield Portfolio is higher than fees paid by many other investment companies with similar investment objectives.

Cova Financial Services Life Insurance Company, Cova Life Management Company and the Adviser have entered into an Investment Advisory Services Agreement, dated April 1, 1996, the purpose of which is to ensure that the Adviser, which is minimally capitalized, has adequate facilities and financing for the carrying on of its business. Under the terms of the Agreement, Cova Financial Services Life Insurance Company is obligated to provide the Adviser with adequate capitalization in order for the Adviser to meet any minimum capital requirements. Cova Financial Services Life Insurance Company is further obligated to reimburse the Adviser or assume payment for any obligation incurred by the Adviser. Cova Life Management Company is obligated to provide the Adviser with facilities and personnel sufficient for the Adviser to perform its obligations under the Investment Advisory Agreement.

TRUST ADMINISTRATION

The Adviser retains Investors Bank & Trust Company ("IBTC"), a Massachusetts trust company, to supervise various aspects of the Trust's administrative operations and to perform certain specific services including, but not limited to, the preparation and filing of Trust reports and tax returns, pursuant to an Administration Agreement between the Trust, the Adviser and IBTC. IBTC also serves as the transfer agent for the Trust.

PORTFOLIO MANAGEMENT

For the year ended December 31, 1997, the Adviser was paid advisory fees as follows: $261,037, with respect to the Quality Income Portfolio, $290,717, with respect to the High Yield Portfolio, $403,448, with respect to the Stock Index Portfolio, $250,012, with respect to the VKAC Growth and Income Portfolio,$196,145, with respect to the Bond Debenture Portfolio, $56,257, with respect to the Quality Bond Portfolio, $349,944, with respect to the International Equity Portfolio, $450,572, with respect to the Select Equity Portfolio, $130,631, with respect to the Large Cap Stock Portfolio, $292,360, with respect to the Small Cap Stock Portfolio, $6,200, with respect to the Balanced Portfolio, $6,036, with respect to the Small Cap Equity Portfolio, $6,707, with respect to the Equity Income Portfolio, $8,283, with respect to the Growth & Income Equity Portfolio, $2,150, with respect to the Mid-Cap Value Portfolio, $1,521, with respect to the Large Cap Research Portfolio and $1,753, with respect to the Developing Growth Portfolio. The Adviser waived its advisory fees of $230,006, with respect to the Money Market Portfolio.

EXPENSES OF THE TRUST

Although each Portfolio must bear the expenses directly attributable to it, the Portfolios are expected to experience cost savings over the aggregate amount that would be payable if each Portfolio were a separate fund, because they have the same Trustees, accountants, attorneys and other general and administrative expenses. Any expenses which are not directly attributable to a specific
Portfolio are allocated on the basis of the net assets of the respective Portfolios.

For the year ended December 31, 1997, the expenses, taking into account the waivers and expense assumptions, borne by the Quality Income Portfolio amounted to $347,154 or .60% of its average net assets on an annualized basis; the net expenses borne by the High Yield Portfolio amounted to $335,693 or .85% of its average net assets on an annualized basis; the net expenses borne by the Money Market Portfolio amounted to $46,001 or .10% of its average net assets on an annualized basis; the net expenses borne by the Stock Index Portfolio amounted to $501,235 or .60% of its average net assets on an annualized basis; the net expenses borne by the VKAC Growth and Income Portfolio amounted to $291,681 or
 .70% of its average net assets on an annualized basis; the net expenses borne by the Bond Debenture Portfolio amounted to $222,298 or .85% of its average net assets on an annualized basis; the net expenses borne by the Quality Bond Portfolio amounted to $66,486 or .65% of its average net assets on an annualized basis; the net expenses borne by the International Equity Portfolio amounted to $394,146 or .95% of its average net assets on an annualized basis; the net expenses borne by the Select Equity Portfolio amounted to $513,155 or .83% of its average net assets on an annualized basis; the net expenses borne by the Large Cap Stock Portfolio amounted to $150,728 or .75% of its average net assets on an annualized basis; the net expenses borne by the Small Cap Stock Portfolio amounted to $326,755 or .95% of its average net assets on an annualized basis; the net expenses borne by the Balanced Portfolio amounted to $6,820 or 1.10% of its average net assets on an annualized basis; the net expenses borne by the Small Cap Equity Portfolio amounted to $6,640 or 1.10% of its average net assets on an annualized basis; the net expenses borne by the Equity Income Portfolio amounted to $7,378 or 1.10% of its average net assets on an annualized basis; the net expenses borne by the Growth & Income Equity Portfolio amounted to $9,111 or 1.10% of its average net assets on an annualized basis; the net expenses borne by the Mid-Cap Value Portfolio amounted to $2,358 or 1.10% of its average net assets on an annualized basis; the net expenses borne by the Large Cap Research Portfolio amounted to $1,673 or 1.10% of its average net assets on an annualized basis; and the net expenses borne by the Developing Growth Portfolio amounted to $1,948 or 1.00% of its average net assets on an annualized basis.


Cova Life and/or the Adviser may at their discretion, but are not obligated to, assume all or any portion of Trust expenses. For the year ended December 31, 1997, Cova Life and the Adviser together assumed expenses of $52,630 with respect to the Quality Income Portfolio; $53,876 with respect to the High Yield Portfolio; $267,166 with respect to the Money Market Portfolio; $73,922 with respect to the Stock Index Portfolio; $73,632 with respect to the VKAC Growth and Income Portfolio; $57,898 with respect to the Bond Debenture Portfolio; $43,959, with respect to the Quality Bond Portfolio; $239,837, with respect to the International Equity Portfolio; $105,432, with respect to the Select Equity Portfolio; $67,096, with respect to the Large Cap Stock Portfolio; $151,718, with respect to the Small Cap Stock Portfolio; $16,782 with respect to the Balanced Portfolio; $17,344 with respect to the Small Cap Equity Portfolio; $16,648 with respect to the Equity Income Portfolio; $19,921 with respect to the Growth & Income Equity Portfolio; $15,768 with respect to the Mid-Cap Value Portfolio; $13,597 with respect to the Large Cap Research Portfolio and $15,587 with respect to the Developing Growth Portfolio.

SUB-ADVISERS

In accordance with each Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, each Portfolio's Sub-Adviser is responsible for the day-to-day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in separate Sub-Advisory Agreements among each Sub-Adviser, the Adviser and the Trust. The following organizations act as Sub-Advisers to the Portfolios:

J.P. MORGAN INVESTMENT MANAGEMENT INC., 522 Fifth Avenue, New York, New York 10036, a Delaware corporation, and a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated, is the Sub-Adviser for the Quality Bond, International Equity, Select Equity, Large Cap Stock, Small Cap Stock and Emerging Markets Equity Portfolios of the Trust.

Harriet T. Huber, Vice President of the Sub-Adviser, is the Portfolio Manager for the Quality Bond Portfolio. Ms. Huber is a portfolio manager of active portfolios. Previously she worked in the insurance asset and liability group at Salomon Brothers and prior to that she traded interest rate swaps and sold taxable fixed income securities at First Boston. She was also an Associate Member of the Chicago Board of Trade for two years. Ms. Huber received a B.A. in mathematics from the University of Wisconsin, Madison, and an M.B.A. from the University of Chicago.

Anne Richards, Assistant Vice President of the Sub-Adviser, is the Portfolio Manager for the International Equity Portfolio. Ms. Richards joined J.P. Morgan in 1994 as an international equity portfolio manager. Previously she has held positions as an engineering analyst with Alliance Capital, a project engineer for Cambridge Consultants and a research fellow for CERN, European Laboratory for Particle Physics. Ms. Richards holds a BSc from the University of Edinburgh and an MBA from INSEAD, France.

James B. Otness, Managing Director of the Sub-Adviser, is the Portfolio Manager for the Small Cap Stock Portfolio. Mr. Otness is a member of the Equity and Balanced Accounts Group. Mr. Otness co-manages Morgan's Small Company Fund and other client portfolios employing a small company investment approach. Mr. Otness joined Morgan in 1970 after graduation from Harvard University and service in the U.S. Marine Corps Reserve. Prior to his current assignment, he managed large capitalization equities and before that was unit head in the Investment Research Department. Mr. Otness is a Chartered Financial Analyst with 24 years of investment experience.

James Wiess, Vice President of the Sub-Adviser, is the Portfolio Manager for the Large Cap Stock Portfolio. Mr. Wiess is a member of the Equity and Balanced Accounts Group, with responsibility for portfolio rebalancing and product research and development in structured equity strategies. Prior to joining Morgan in 1992, Mr. Wiess gained experience in stock index arbitrage during seven years at Oppenheimer & Co. He also was a financial markets consultant at Data Resources. Mr. Wiess earned his undergraduate degree from the Wharton School at the University of Pennsylvania.

Michael J. Kelly, Vice President of the Sub-Adviser, is the Portfolio Manager for the Select Equity Portfolio. Mr. Kelly is an institutional portfolio manager with responsibility for a number of employee benefit, foundation, and endowments clients. Prior to assuming his current position, he was in the Equity Research Group covering capital goods, electrical equipment, and conglomerates. Mr. Kelly also served as the group's generalist. Before joining Morgan in 1985, he held a position at the economic firm Townsend-Greenspan & Co., Inc. Mr. Kelly served as President of the Machinery Analysts of New York, Vice President of the Electrical Products Group, committee member for the AIMR and is a member of the Money Marketeers of New York. Mr. Kelly has an undergraduate degree from Gettysburg College and an M.B.A. from The Wharton School. Mr. Kelly is a Chartered Financial Analyst.

Leigh Wasson, Vice President of the Sub-Adviser, is the Portfolio Manager for the Emerging Markets Equity Portfolio. Prior to this assignment, Ms. Wasson worked in the firm's Melbourne office as relationship manager and product liaison to clients invested in the Sub-Adviser's international strategies and in the New York office marketing to U.S. based consultants. Ms. Wasson joined the Sub-Adviser's Equity Research Group in 1987, after working in the Lloyds of London insurance market. She received her Bachelor of Science degree from the University of Texas and her MBA from The Wharton School.

Douglas Dooley is Managing Director of the Sub-Adviser. Mr. Dooley has senior responsibility for emerging markets equity investing at the firm. Prior to assuming this position, he was head of the International Research Group in London. Mr. Dooley joined Morgan's U.S. Equity Research Department in 1979 and subsequently managed institutional and balanced accounts. Mr. Dooley has a B.S. from American University and an M.B.A. from Columbia University. He is a Chartered Financial Analyst.

LORD, ABBETT & CO. ("LORD ABBETT"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. Lord Abbett has been an investment manager for over 68 years and currently manages approximately $25 billion in a family of mutual funds and other advisory accounts. Lord Abbett is the Sub-Adviser for the Bond Debenture, Mid-Cap Value, Large Cap Research, Developing Growth and Lord Abbett Growth and Income Portfolios.

Christopher J. Towle, Executive Vice President of Lord Abbett, is Portfolio Manager for the Bond Debenture Portfolio. Mr. Towle joined Lord Abbett in 1987 as Assistant Fixed Income Portfolio Manager and assumed full responsibilities as Fixed Income Portfolio Manager in August, 1995. Prior to joining Lord Abbett, Mr. Towle was an Assistant Vice President and Portfolio Manager with American International Group. He earned a B.A. degree in economics from Rutgers University and is a Chartered Financial Analyst.

Edward K. von der Linde is primarily responsible for the day-to-day management of the Mid-Cap Value Portfolio. Mr. von der Linde has been with Lord Abbett since 1988 and has over 11 years of investment experience.

Robert G. Morris, Lord Abbett partner, is primarily responsible for the day-to-day management of the Large Cap Research Portfolio. Prior to joining Lord Abbett in 1991, Mr. Morris was Vice President and Manager of Chase Manhattan Bank, N.A. Mr. Morris delegates management duties to a committee consisting, at any time, of three Lord Abbett employees from the Research Department. The members of the committee have staggered terms to assure continuity and a forum for different judgments as to what securities represent the greatest investment value, regardless of industry sector, market capitalization or Wall Street sponsorship.

Stephen J.  McGruder  serves as  portfolio  manager  for the  Developing  Growth
Portfolio. Prior to joining Lord Abbett, Mr. McGruder had served as Vice President of Wafra Investments Advisory Group, a private investment company, since October 1988. Mr. McGruder has over 25 years of experience in the investment business.

W. Thomas Hudson, Jr. is primarily responsible for the day-to-day management of the Lord Abbett Growth and Income Portfolio. Mr. Hudson has been employed by Lord Abbett since 1982.

MISSISSIPPI VALLEY ADVISORS INC. ("MVA"), One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is the Sub-Adviser for the Balanced, Small Cap Equity, Equity Income and Growth & Income Equity Portfolios. MVA is a wholly-owned subsidiary of Mercantile Bank of St. Louis National Association ("Mercantile"). As of December 31, 1997, MVA had approximately $9.5 billion in assets under investment management.

Timothy S. Engelbrecht is the person primarily responsible for the day-to-day management of the Growth & Income Equity Portfolio. Mr. Engelbrecht, a Senior Associate, has been employed by MVA for the past seventeen years and has had portfolio management and other responsibilities for MVA for the past sixteen years.

Peter Merzian is the person primarily responsible for the day-to-day management of the Balanced Portfolio. Mr. Merzian, a Senior Associate, has been with MVA since 1993 and prior thereto was employed as a portfolio manager of another financial institution.

Robert J. Anthony is the person primarily responsible for the day-to-day management of the Small Cap Equity Portfolio. Mr. Anthony, a Senior Associate, has been with MVA for 23 years.

Gregory A. Glidden is the person primarily responsible for the day-to-day management of the Equity Income Portfolio. Mr. Glidden, a Senior Associate, has been with MVA since 1983. For the past 15 years, he has served as a stock analyst and has managed several of Mercantile's common funds.

VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("VKAC"), One Parkview Plaza, Oakbrook Terrace, Illinois 60181. VKAC, formerly known as Van Kampen Merritt Investment Advisory Corp., served as the investment adviser to the Trust from its commencement of operations until May 1, 1996. VKAC is the Sub-Adviser for the Quality Income, High Yield, Stock Index, Money Market and VKAC Growth and Income Portfolios of the Trust. VKAC is an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Van Kampen American Capital, Inc. is a diversified asset management company with more than two million retail investor accounts and nearly $50 billion under management or supervision. Van Kampen American Capital, Inc.'s over 40 open-end and 38 closed-end funds and more than 2,700 unit investment trusts are distributed by financial advisers nationwide. In connection with advising the Trust, VKAC utilizes at its own expense credit analysis and research services provided by its affiliate, McCarthy, Crisanti & Maffei, Inc.

Pete Papageorgakis has been a member of VKAC since 1992 and is currently the Portfolio Manager for the Stock Index Portfolio of the Trust. Additionally, he serves as a Portfolio Analyst for Institutional Accounts and is responsible for both equity and corporate bond securities. Prior to his current duties, he assisted in the management of the Van Kampen Merritt Growth & Income Fund, the VKAC Growth and Income Portfolio of the Trust, the Van Kampen Merritt Utility Fund and the Van Kampen Merritt Balanced Fund. Mr. Papageorgakis received his B.S. degree, Summa Cum Laude, in Finance from the University of Illinois at Urbana-Champaign. He is currently working towards receiving his Chartered Financial Analyst (CFA) designation, having successfully completed the CFA Level II Exam.

James A. Gilligan is the Portfolio Manager for the VKAC Growth and Income Portfolio of the Trust. Mr. Gilligan is also the Portfolio Manager for the American Capital Equity Income Fund and American Capital Growth & Income Fund. Mr. Gilligan has eleven years investment experience. Prior to joining VKAC in 1985, as Securities Analyst, he was an Auditor, Credit Analyst, and Financial Analyst for Gulf Oil Corporation. Mr. Gilligan holds a BS in Business Administration from Miami University and an MBA from the University of Pittsburgh. He is a Chartered Financial Analyst and Certified Public Accountant.

Anne Lorsung is Vice President of VKAC and the Portfolio Manager for the High Yield Portfolio of the Trust. Ms. Lorsung joined VKAC in January, 1994, as a high yield "desk" analyst, where her responsibilities were that of an Associate Portfolio Manager and included credit analysis, value assessment, and trading. As of May, 1995, Ms. Lorsung took over as the Portfolio Manager for the Van Kampen American Capital High Yield Fund, the Van Kampen Series Trust High Yield Fund, the Van Kampen Intermediate Term High Income Trust, and the Van Kampen Limited Term High Income Trust. Prior to joining Van Kampen American Capital, Ms. Lorsung was a Group Vice President in the high yield research area of Duff & Phelps and its predecessor (McCarthy, Crisanti & Maffei) where responsibilities included supervising other analysts as well as covering the casino industry. She started in high yield/corporate bond research in 1984 at Kidder, Peabody & Co., in New York. Since that time, Ms. Lorsung has analyzed high yield bond investments in a variety of industries, including cable/media, housing and health care. Ms. Lorsung is a Chartered Financial Analyst. She received a B.A. degree, cum laude, in economics from Dartmouth College.

Reid J. Hill is the Portfolio Manager for the Money Market Portfolio of the Trust. Mr. Hill is also the Portfolio Manager for the Van Kampen American Capital Tax Free Money Fund and the Van Kampen Series Trust Money Market Fund. Mr. Hill has four years of experience in the taxable and tax free fixed income sector. Mr. Hill is also responsible for the management of the short term cash for the entire complex of Van Kampen funds. Mr. Hill received his B.S. degree in Finance and Marketing from Bradley University.

Robert J. Hickey is the Portfolio Manager for the Quality Income Portfolio of the Trust. Mr. Hickey is Vice President of VKAC. He has been a member of VKAC since 1989. He has ten years of experience in the taxable and tax free fixed income sector. Currently, he is the Portfolio Manager for the Van Kampen American Capital Strategic Income Fund and the Van Kampen Series Trust Quality Income Fund. In addition, Mr. Hickey manages the assets of the OakRe Life Insurance portfolio, formerly known as Xerox Financial Services Life Insurance. Previous experience includes managing the Van Kampen Adjustable Rate U.S. Government Fund, the Van Kampen Money Market Fund, and the Van Kampen Tax Free Money Fund. Mr. Hickey received his B.A. in Economics and International Affairs from the University of Wisconsin at Madison, and his M.B.A. with a specialization in Finance from the Kellogg Graduate School of Management at Northwestern University.

SUB-ADVISORY FEES

Under the terms of the Sub-Advisory Agreements, the Adviser shall pay to the Sub-Advisers, as full compensation for services rendered under the respective Agreements with respect to the various Portfolios, monthly fees at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.

                          Average Daily     Sub-Advisory
Portfolio                   Net Assets             Fee
----------------------  ------------------  -------------

Money Market            First $500 million           .25%
                        Over $500 million            .15%

Quality Income          First $500 million           .25%
                        Over $500 million            .20%

High Yield              First $500 million           .50%
                        Over $500 million            .40%

VKAC Growth and Income  First $500 million           .35%
                        Over $500 million            .25%

Stock Index                _______________           .25%

Bond Debenture             _______________           .50%

Quality Bond            First $75 million            .30%
                        Over $75 million             .25%

International Equity    First $50 million            .60%
                        Over $50 million             .50%

Emerging Markets Equity First $25 million           1.00%
                        Over $25 million             .80%

Select Equity           First $50 million            .50%
                        Over $50 million             .40%

Large Cap Stock         __________________           .40%


Small Cap Stock         __________________           .60%

Mid-Cap Value           __________________           .75%

Large Cap Research      __________________           .75%

Developing Growth       __________________           .65%

Lord Abbett Growth and
Income                  __________________           .50%

Balanced                __________________           .75%

Small Cap Equity        __________________           .75%

Equity Income           __________________           .75%

Growth & Income Equity  __________________           .75%



                           DESCRIPTION OF THE TRUST

SHAREHOLDER RIGHTS

The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 9, 1987. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares.

Each Portfolio issues its own class of shares. Each share represents an equal proportionate interest in the assets of the Portfolio with each other share in the Portfolio. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote will be voted in the aggregate and not by class except for matters concerning only one class. The holders of each share of stock of the Trust will be entitled to one vote for each full share and a fractional vote for each fractional share of stock. Shares of one class may not bear the same economic relationship to the Trust as another class.

In accordance with its view of present applicable law, the separate account(s) of Cova Life, as shareholder(s) of the Trust, have the right to vote Trust shares at any meeting of shareholders and will provide pass-through voting privileges to all Variable Contract owners. Cova Life will vote shares of the Trust held in the separate account(s) for which no timely voting instructions from Variable Contract owners are received, as well as shares it owns, in the same proportion as those shares for which voting instructions are received. Additional information concerning voting rights is described in the Variable Account Prospectus attached hereto under the caption,"Investment Options - Voting Rights".

The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. The Trust will hold a shareholder meeting to fill existing vacancies on the Board in the event that less than a majority of Trustees were elected by the shareholders. The Trustees shall also call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10 percent of the outstanding shares.

The Trust has an obligation to assist shareholder communications.

The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, under certain limited circumstances, be held personally liable for the obligations of the Trust as though they were general partners in a partnership, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of personal liability remote.

The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares present at a meeting of shareholders (or higher vote as may be required by the 1940 Act, or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares, or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

INQUIRIES

Any inquiries should be directed to Cova Life, One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644. The telephone number is (800) 831-LIFE.

DISTRIBUTION AND REDEMPTION OF SHARES

Shares of the Trust are currently issued and redeemed in connection with investment in and payments under the Variable Contracts issued by Cova Life. The shares of the Trust are purchased and redeemed at net asset value (see below). Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Trust with respect to acquisition or redemption of shares.


EXCHANGES OF SHARES

Shares of any one Portfolio may be exchanged for shares of any other Portfolio in the Trust, subject to the terms of the Variable Account prospectus. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds and are effected at the respective net asset value per share of each fund on the date of exchange.

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Portfolio and therefore may be refused. Investors should consult the Variable Account prospectus that accompanies this Trust prospectus for information on other specific limitations on the transfer privilege.

DIVIDENDS

All dividends are distributed to the separate accounts and will be automatically reinvested in Trust shares. Dividends and distributions made by the Portfolios are taxable, if at all, to Cova Life; they are not taxable to Variable Contract owners.

TAX STATUS

It is the intention of the Trust to qualify as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code. If the Trust so qualifies and distributes each year to its shareholders at least 90% of its net investment income in each year, it will not be required to pay federal income taxes on any income distributed to shareholders. Each Portfolio of the Trust distributes all of its net income and gains to its shareholders (the separate accounts). Each Portfolio is treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Trust qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).

Some of the Trust's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Trust and affect the holding period of the securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require the Trust to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Trust to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

Investments of the Trust in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Trust will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Trust may have to dispose of securities that it would otherwise have continued to hold.


NET ASSET VALUES

Portfolio shares are sold and redeemed at a price equal to the share's net asset value. The net asset value of a Portfolio is determined by calculating the total value of the Portfolio's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value for each Portfolio is computed once daily as of the close of the New York Stock Exchange, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Portfolio's investments so that the Portfolio's net asset value per share might be materially affected. The Trust reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

Securities that are listed on a securities exchange are valued at their closing sales price on the day of the valuation. Price valuations for listed securities are based on market quotations where the security is primarily traded or, if not available, are valued at the mean of the bid and asked prices on any valuation date. Unlisted securities in a Portfolio are primarily valued based on their latest quoted bid price or, if not available, are valued by a method determined by the Trustees to accurately reflect fair value. Money market instruments maturing in 60 days or less are valued on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortization rate to maturity of any premium or discount, rather than at current market value.

The Money Market Portfolio values its securities on the basis of amortized cost, which means that securities are valued at their acquisition cost to reflect a constant amortized rate to maturity of any premium or discount, rather than at current market value. Calculations are made to compare the amortized cost valuation of the securities with current market values. Money market valuations are obtained by using market quotations provided by market makers, estimates of market values, or values obtained from published yield data of money market instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation which the Trustees believe would result in a material dilution to shareholders, the Trustees would promptly consider what action, if any, should be initiated. Other assets are valued at fair value as determined in good faith by the Trustees.

                               FUND PERFORMANCE

From time to time advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Such advertisements will also describe the performance of the relevant insurance company separate accounts. Any such information will include the average annual total return of the Trust calculated on a compounded basis for specified periods of time. Total return information will be calculated pursuant to rules established by the Securities and Exchange Commission. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications.

The Trust calculates average annual total return by determining the redemption value at the end of specified periods (assuming reinvestment of all dividends and distributions) of a $1,000 investment in the Trust at the beginning of the period, deducting the initial $1,000 investment, annualizing the increase or decrease over the specified period and expressing the result as a percentage.

Total return figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly, upon redemption, shares may be worth more or less than their original cost. See "Performance Data" in the Statement of Additional Information.

Inception dates for the Portfolios depicted below are: December 11, 1989 for the Quality Income and High Yield Portfolios; July 1, 1991 for the Money Market Portfolio; November 1, 1991 for the Stock Index Portfolio; and May 1, 1992 for the VKAC Growth and Income Portfolio. The average annual total return computations for these Portfolios are calculated from the first day of the month following the month in which the investment operations commenced.

The inception date for the Quality Bond, Small Cap Stock, Large Cap Stock, Select Equity, International Equity and Bond Debenture Portfolios is May 1, 1996. The inception date for the Balanced, Small Cap Equity, Equity Income and Growth & Income Equity Portfolios is July 1, 1997. The inception date for the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios is August 20, 1997. All of the inception dates shown in this paragraph are the dates from which the average annual total return computations are calculated for these Portfolios.

The performance figures shown for the Portfolios in the chart below reflect the actual fees and expenses paid by the Portfolios but do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these fees and charges which have a detrimental effect on the performance of the Portfolios.

       AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/97

                        Portfolio Performance
                        ----------------------
Portfolio                               1 year    5 years  Since Inception
----------------------  ----------------------  ---------  ----------------

VKAC Growth and Income                  24.98%     16.48%           15.45%
Money Market                             5.49%      4.87%            4.77%
Quality Income                           9.08%      7.05%            8.17%
High Yield                              11.54%     11.03%           12.83%
Stock Index                             32.91%     19.36%           18.71%
Quality Bond                             9.06%         --            8.87%
Small Cap Stock                         20.89%         --           17.72%
Large Cap Stock                         33.25%         --           28.66%
Select Equity                           31.55%         --           23.74%
International Equity                     5.96%         --            8.67%
Bond Debenture                          15.63%         --           17.28%
Balanced                                    --         --            6.01%
Small Cap Equity                            --         --            4.86%
Equity Income                               --         --           12.69%
Growth & Income Equity                      --         --            8.26%
Mid-Cap Value                               --         --            4.90%
Large Cap Research                          --         --           (.74)%
Developing Growth                           --         --            5.52%

* Not annualized

PERFORMANCE OF SIMILAR MUTUAL FUNDS MANAGED BY LORD ABBETT

The Bond Debenture Portfolio, which is managed by Lord, Abbett & Co., commenced public sale of its shares on May 1, 1996. The Mid-Cap Value, Large Cap Research and Developing Growth Portfolios, also managed by Lord Abbett, commenced investment operations as of August 20, 1997. Each of these Portfolios is managed with investment objectives, policies and strategies substantially similar to those used in managing a mutual fund ("public fund") whose shares are sold to the public and managed by the same portfolio managers of Lord, Abbett & Co.

Set forth below is the historical performance of the public funds. Investors should not consider the performance data of the public funds as an indication of the future performance of the Portfolios. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the public funds, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios. Additionally, although it is anticipated that each Portfolio and its corresponding public fund series will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolios to calculate their own performance.

The following tables show average annual total returns for the time periods shown for the public funds (for the periods ended 12/31/97). The inception date for the Lord Abbett Research Fund (Large Cap Series) was June 3, 1992.

BOND DEBENTURE PORTFOLIO

Corresponding              1         5        10
Public Fund               Year      Year     Year
_________________________________________________________________

Lord Abbett - Bond
 Debenture Fund, Inc.      12.70%   10.41%    11.27%

MID-CAP VALUE PORTFOLIO

Corresponding              1         5        10
Public Fund               Year      Year     Year
_________________________________________________________________

Lord Abbett -
Mid-Cap Value Fund        31.53%    17.25%    15.54%

LARGE CAP RESEARCH PORTFOLIO

Corresponding              1          5       Since
Public Fund               Year       Year     Inception
_________________________________________________________________

Lord Abbett Research Fund
(Large Cap Series)        23.41%     20.26%     19.90%

DEVELOPING GROWTH PORTFOLIO

Corresponding              1         5        10
Public Fund               Year      Year     Year
_________________________________________________________________

Lord Abbett
Developing Growth Fund    30.78%    22.72%   16.64%

CORRESPONDING PORTFOLIO PERFORMANCE - LORD ABBETT GROWTH AND INCOME PORTFOLIO

The Lord Abbett Growth and Income Portfolio, which is managed by Lord, Abbett & Co., has not yet commenced operations. It is managed with investment objectives, policies and strategies substantially similar to those used in managing the Growth and Income Portfolio ("Corresponding Portfolio") of Lord Abbett Series Fund, Inc., a mutual fund whose shares are offered only (i) to life insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies and (ii) to tax-qualified pension and retirement plans. This Corresponding Portfolio is managed by the same portfolio manager of Lord, Abbett & Co. who manages the Lord Abbett Growth and Income Portfolio.

Set forth below is the historical performance of the Corresponding Portfolio. Investors should not consider the performance data of the Corresponding Portfolio as an indication of the future performance of the Lord Abbett Growth and Income Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Corresponding Portfolio, and not those to be paid by the Lord Abbett Growth and Income Portfolio. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Lord Abbett Growth and Income Portfolio. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Lord Abbett Growth and Income Portfolio to calculate its own performance.

The following table shows average annual total return for the time periods shown for the Corresponding Portfolio (for the periods ended 12/31/97). The inception date for the Corresponding Portfolio was December 11, 1989.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

Corresponding                   1         5         Since
Portfolio                      Year      Year     Inception
_________________________________________________________________

Lord Abbett Series Fund, Inc.
(Growth and Income Portfolio) 24.30%    17.90%    16.60%

PRIVATE ACCOUNT PERFORMANCE

The Select Equity, Large Cap Stock, Small Cap Stock and Quality Bond Portfolios, each of which is managed by J.P. Morgan Investment Management Inc., commenced public sale of their shares on May 1, 1996. Each of these Portfolios has investment objectives, policies and strategies which are substantially similar to those employed by J.P. Morgan Investment Management Inc. with respect to certain Private Accounts.

The Balanced, Small Cap Equity, Equity Income and Growth & Income Equity Portfolios, managed by MVA, commenced investment operations as of July 1, 1997. Each of these Portfolios has investment objectives, policies and strategies which are substantially similar to those employed by MVA with respect to certain Private Accounts.

Thus, the performance information derived from these Private Accounts may be deemed relevant to the investor. The performance of the Portfolios will vary from the Private Account composite information because each Portfolio will be actively managed and its investments will vary from time to time and will not be identical to the past portfolio investments of the Private Accounts. Moreover, the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Private Account Composites.

The chart below shows performance information derived from historical composite performance of the Private Accounts. The performance figures shown below represent the performance results of the composites of comparable Private
Accounts, adjusted to reflect the deduction of the fees and expenses paid or anticipated to be paid by the Portfolios. Investors should be aware that the Private Account composites are not substitutes for the performance histories of the Portfolios. The Private Account composite performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses, but do not reflect the deduction of investment advisory fees actually charged to the Private Accounts. Inception was June 1, 1987 for the Public Bond Composite, November 1, 1989 for the Structured Stock Selection Composite and January 1, 1989 for the Equity Income Composite.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of the respective Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. Any fees and charges will have a detrimental effect on the performance of a Portfolio.

PRIVATE ACCOUNT COMPOSITE PERFORMANCE
REDUCED BY PORTFOLIO FEES AND EXPENSES
FOR THE PERIODS ENDED 12/31/97

AVERAGE ANNUAL TOTAL RETURN

                                                    10 Years
                                                    or Since
Portfolio                       1 Year   5 Years   Inception
------------------------------  -------  --------  ----------

Active Equity
Composite                        30.18%    19.15%      18.72%
  (Select Equity Portfolio)

Structured Stock Selection
Composite
   (Large Cap Stock Portfolio)   33.20%    20.40%      17.40%

Small Cap Directly Invested
Composite                        22.65%    17.55%      16.43%
  (Small Cap Stock Portfolio)

Public Bond
Composite                         9.15%     7.32%       8.89%
  (Quality Bond Portfolio)

Balanced
Composite                        19.50%    13.30%      13.70%
 (Balanced Portfolio)

Small Cap Equity
Composite                        21.40%    16.20%      18.30%
 (Small Cap Equity Portfolio)

Equity Income
Composite                        32.40%    20.80%      19.00%
 (Equity Income Portfolio)

Growth & Income Equity
Composite                        28.60%    18.80%      18.40%
 (Growth & Income Equity
    Portfolio)



PERFORMANCE RECAP                                                           Performance
                                                                            10 Yrs or
Portfolio                      Type                        1 Yr     5 Yrs   Since Inception
----------                     ----                        ------   ------  ----------------

MANAGED BY J. P. MORGAN
INVESTMENT MANAGEMENT INC.
Select Equity                  Private Account            30.18%    19.15%      18.72%
                               Composite
                               Existing Portfolio         31.55%      --        23.74%*
Small Cap Stock                Private Account            33.20%    20.40%      17.40%
                               Composite
                               Existing Portfolio         20.89%      --        17.72%*
Quality Bond                   Private Account            22.65%    17.55%      16.43%
                               Composite
                               Existing Portfolio          9.06%      --         8.87%*
Large Cap Stock                Private Account             9.15%     7.32%       8.89%
                               Composite
                               Existing Portfolio         33.25%      --        28.66%*
International Equity           Existing Portfolio          5.96%      --         8.67%*

MANAGED BY LORD, ABBETT & CO.
Bond Debenture                 Public Fund                12.70%    10.41%      11.27%
                               Existing Portfolio         15.63%      --        17.28%*
Mid-Cap Value                  Public Fund                31.53%    17.25%      15.54%
                               Existing Portfolio           --        --         4.90%*
Large Cap Research             Public Fund                23.41%    20.26%      19.90%
                               Existing Portfolio           --        --        (.74)%*
Developing Growth              Public Fund                30.78%    22.72%      16.64%
                               Existing Portfolio           --        --         5.52%*
Lord Abbett Growth and Income  Corresponding Portfolio    24.30%    17.90%      16.60%

MANAGED BY VAN KAMPEN
AMERICAN CAPITAL INVESTMENT
ADVISORY CORP.
VKAC Growth and Income         Existing Portfolio         24.98%    16.48%      15.45%
Money Market                   Existing Portfolio          5.49%     4.87%       4.77%
Quality Income                 Existing Portfolio          9.08%     7.05%       8.17%
High Yield                     Existing Portfolio         11.54%    11.03%      12.83%
Stock Index                    Existing Portfolio         32.91%    19.36%      18.71%

MANAGED BY MISSISSIPPI
VALLEY ADVISORS, INC.
Balanced                       Private Account            19.50%    13.30%      13.70%
                               Composite
                               Existing Portfolio           --        --         6.01%*
Small Cap Equity               Private Account            21.40%    16.20%      18.30%
                               Composite
                               Existing Portfolio           --        --         4.86%*
Equity Income                  Private Account            32.40%    20.80%      19.00%
                               Composite
                               Existing Portfolio           --        --        12.69%*
Growth & Income Equity         Private Account            28.60%    18.80%      18.40%
                               Composite
                               Existing Portfolio           --        --         8.26%*
-----------------------------  ------------------         ------    -------     -------

* The inception date for the Quality Bond, Small Cap Stock, Large Cap Stock, Select Equity, International Equity and Bond Debenture Portfolios is May 1, 1996. The inception date for the Balanced, Small Cap Equity, Equity Income and Growth & Income Equity Portfolios is July 1, 1997. The inception date for the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios is August 20, 1997. All of the inception dates shown in this paragraph are the dates from which the average annual total return computations are calculated for these Portfolios.

     (1)  Investors  should not consider the  performance  data of these Private
Accounts and Public Funds as an indication of the future performance of the respective Portfolios. The figures also do not reflect the deduction of any insurance fees or charges which are imposed by Cova Life in connection with its sale of Variable Contracts. Investors should refer to the separate account prospectus describing the Variable Contracts for information pertaining to these insurance fees and charges. All fees and charges will have a detrimental effect on the performance of a Portfolio.

     (2) Inception dates for the following Existing Portfolios depicted above are: December 11, 1989 for the Quality Income and High Yield Portfolios; July 1, 1991 for the Money Market Portfolio; November 1, 1991 for the Stock Index Portfolio; and May 1, 1992 for the VKAC Growth and Income Portfolio. The average annual total return computations for these Portfolios are calculated from the first day of the month following the month in which the investment operations commenced.

                      ADDITIONAL PERFORMANCE INFORMATION

Further information about the Trust's performance is contained in the Annual Report to shareholders which may be obtained, without charge, by calling (800) 831-LIFE, or writing Cova Life at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644.


               APPENDIX - DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S CORPORATION. A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

LONG-TERM CORPORATE BONDS.

     AAA - Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC - Debt rated 'BB', 'B', 'CCC', or 'CC' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'CC' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - This rating is reserved for income bonds on which no interest is being paid.

     D - Debt rated 'D' is in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from 'A' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L - The letter 'L' indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Deposit Insurance Corp.

     [DAGGER] - Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

     * - Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

     NR - Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     MOODY'S INVESTORS SERVICE, INC. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings (as published by Moody's Investors Service, Inc.) follows:

LONG-TERM CORPORATE BONDS.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.


                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                COVA SERIES TRUST
                           ONE TOWER LANE, SUITE 3000
                      OAKBROOK TERRACE, ILLINOIS 60181-4644


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR COVA SERIES TRUST, DATED MAY 1, 1998 (the "PROSPECTUS"). A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 831-LIFE, OR WRITING COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AT ONE TOWER LANE, SUITE 3000, OAKBROOK TERRACE, ILLINOIS 60181-4644.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.





                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                DATED MAY 1, 1998


                                TABLE OF CONTENTS

                                                                          PAGE

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES

STOCK INDEX PORTFOLIO - MONITORING PROCEDURES

INVESTMENT LIMITATIONS

DESCRIPTION OF SECURITIES RATINGS

OFFICERS AND TRUSTEES

COMPENSATION TABLE

SUBSTANTIAL SHAREHOLDERS

OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

CUSTODIAN

PERFORMANCE DATA

LEGAL COUNSEL AND INDEPENDENT AUDITORS

INVESTMENT ADVISORY AGREEMENT

PORTFOLIO TRANSACTIONS

FINANCIAL STATEMENTS

                         GENERAL INFORMATION AND HISTORY

Cova Series Trust was established as a Massachusetts business trust under a Declaration of Trust dated July 9, 1987. The Trust changed its name from "Van Kampen Merritt Series Trust" to its current name on May 1, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

OBJECTIVES

For a description of the objectives of the Portfolios, see "Prospectus - Investment Objectives." The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

ADDITIONAL INFORMATION - INVESTMENT OBJECTIVES AND POLICIES OF PORTFOLIOS MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT INC.

     QUALITY BOND PORTFOLIO. The Quality Bond Portfolio is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Portfolio's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to conserve the value of its investments to the extent consistent with its objective.

     The Portfolio attempts to achieve its investment objective by investing in high grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

     INVESTMENT PROCESS

     Duration/yield curve management: The Sub-Adviser's duration decision begins with an analysis of real yields, which its research indicates are generally a reliable indicator of longer term interest rate trends. Other factors the Sub-Adviser studies in regard to interest rates include economic growth and inflation, capital flows and monetary policy. Based on this analysis, the Sub-Adviser forms a view of the most likely changes in the level and shape of the yield curve -- as well as the timing of those changes -- and sets the Portfolio's duration and maturity structure accordingly. The Sub-Adviser typically limits the overall duration of the Portfolio to a range between one year shorter and one year longer than that of the Salomon Brothers Broad Investment Grade Bond Index, the benchmark index.

     Sector allocations: Sector allocations are driven by the Sub-Adviser's fundamental and quantitative analysis of the relative valuation of a broad array of fixed income sectors. Specifically, the Sub-Adviser utilizes market and credit analysis to assess whether the current risk-adjusted yield spreads of various sectors are likely to widen or narrow. The Sub-Adviser then overweights (underweights) those sectors its analysis indicates offer the most (least) relative value, basing the speed and magnitude of these shifts on valuation considerations.

     Security selection: Securities are selected by the portfolio manager, with substantial input from the Sub-Adviser's fixed income analysts and traders. Using quantitative analysis as well as traditional valuation methods, the Sub-Adviser's applied research analysts aim to optimize security selection within the bounds of the Portfolio's investment objective. In addition, credit analysts -- supported by the Sub-Adviser's equity analysts -- assess the creditworthiness of issuers and counterparties. A dedicated trading desk contributes to security selection by tracking new issuance, monitoring dealer inventories, and identifying attractively priced bonds. The traders also handle all transactions for the Portfolio.

     SELECT EQUITY PORTFOLIO AND LARGE CAP STOCK PORTFOLIO. The investment objective of each Portfolio is long-term growth of capital and income.

     In normal circumstances, at least 65% of each Portfolio's net assets will be invested in equity securities consisting of common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, trust certificates, limited partnership interests and equity participations (collectively, "Equity Securities"). Each Portfolio's primary equity investments are the common stock of large and medium sized U.S. corporations and, to a limited extent, similar securities of foreign corporations.

     INVESTMENT PROCESS

     Fundamental research: The Sub-Adviser's domestic equity analysts, each an industry specialist, follow 700 predominantly large- and medium-sized U.S. companies -- 500 of which form the universe for each Portfolio's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the most attractive companies among those they cover. In doing this, they may work in concert with the Sub-Adviser's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

     Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

     Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. The specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame and the magnitude of the risks versus the rewards. Portfolio sector weightings are held close to those of the S&P 500 Index, reflecting the Sub-Adviser's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of the Sub-Adviser's risk control strategy. A dedicated trading desk handles all transactions for the Portfolio.

     SMALL CAP STOCK PORTFOLIO. This Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The Portfolio's investment objective is to provide a high total return from a portfolio of Equity Securities of small companies.

     The Portfolio attempts to achieve its investment objective by investing primarily in the common stock of small U.S. companies included in the Russell 2000 Index, which is composed of 2000 common stocks of U.S. companies with market capitalizations ranging between $100 million and $1.5 billion.

     INVESTMENT PROCESS

     Fundamental Research: The Sub-Adviser's domestic equity analysts -- each an industry specialist -- continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that generally contains a total of 300-350 names. Because the Sub-Adviser's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

     Systematic valuation: The analysts' forecasts are converted into comparable expected returns by the Sub-Adviser's dividend discount model, which calculates those returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long-term earnings power. Within each industry, companies are ranked by their expected returns and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

     Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings: the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a sale candidate. The portfolio manager seeks to hold sector weightings close to those of the Russell 2000 Index, the Portfolio's benchmark, reflecting the Sub-Adviser's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help to protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of the Sub-Adviser's investment strategy.

     INTERNATIONAL EQUITY PORTFOLIO. This Portfolio is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"). The Portfolio's investment objective is to provide a high total return from a portfolio of Equity Securities of foreign corporations.

     The Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of foreign corporations. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

     INVESTMENT PROCESS

     Country allocation: The Sub-Adviser's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, the Sub-Adviser calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, the Sub-Adviser analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. The Sub-Adviser places limits on the total size of the Portfolio's country over- and under-weightings relative to the EAFE Index.

     Stock selection: The Sub-Adviser's international equity analysts, each an industry and country specialist, forecast normalized earnings and dividend payouts for roughly 1,000 non-U.S. companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the purchases in the top third of the rankings, and to keep sector weightings close to those of the EAFE Index, the Portfolio's benchmark. Once a stock falls into the bottom third of the rankings, it generally becomes a sales candidate. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

     Currency management: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Portfolio's return. The Sub-Adviser's currency decisions are supported by a proprietary tactical mode which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, the Sub-Adviser's currency group recommends currency strategies that are implemented in conjunction with the Portfolio's investment strategy.

     EMERGING MARKETS EQUITY PORTFOLIO. This Portfolio is designed for investors with a long term investment horizon who want exposure to the rapidly growing emerging markets. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of companies in emerging markets.

     The Portfolio seeks to achieve its investment objective by investing primarily in equity securities of emerging markets issuers. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of emerging markets countries render investments in such countries inadvisable.

       INVESTMENT PROCESS

     Country allocation: The Sub-Adviser's country allocation decision begins with a forecast of the expected return of each market in the Portfolio's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. The Sub-Adviser then evaluates these expected returns from two different perspectives: first, it identifies those countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted relative to the Portfolio's benchmark, the MSCI Emerging Markets Free Index, while those that rank poorly are underweighted. To help contain risk, the Sub-Adviser places limits on the total size of the Portfolio's country over- and under-weightings.

     Stock selection: The Sub-Adviser's 12 emerging market equity analysts-- each an industry specialist--monitor a universe of approximately 900 companies in these countries, developing forecasts of earnings and cash flows for the most attractive among them. Companies are ranked from most to least attractive based on this research, and then a diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Portfolio's holdings in the stocks deemed most undervalued, and to keep sector weightings relatively close to those of the index. Stocks are generally held until they fall into the bottom half of the Sub-Adviser's rankings.

MONEY MARKET INSTRUMENTS

As discussed in the Prospectus, each Portfolio may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Portfolios appears below. See "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. Each of the Portfolios may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Portfolios may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, each Portfolio must look principally to the federal agency issuing or guaranteeing the obligations for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

     FOREIGN GOVERNMENT OBLIGATIONS. Each of the Portfolios, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."

     STRIPPED U.S. GOVERNMENT OBLIGATIONS. As described in the Prospectus and subject to their respective investment policies, certain Portfolios may hold stripped U.S. Treasury securities, including (1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"). Certain Portfolios may also acquire U.S.
Government obligations and their unmatured interest coupons that have been stripped by a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

     The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners.

     The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

     For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Subject to their respective investment limitations, certain Portfolios may purchase variable and floating rate obligations. The Sub-Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, for obligations subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or a variable or floating rate instrument scheduled on its face to be paid in 397 days or less, will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable or floating rate notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Portfolio can recover payment of principal as specified in the instrument.

     BANK OBLIGATIONS. Each of the Portfolios, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which (for those Portfolios managed by J.P. Morgan Investment Management Inc. except the International Equity Portfolio) have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees) with respect to the Portfolios managed by J.P. Morgan Investment Management Inc. See "Foreign Investments." The Portfolios will not invest in obligations for which J.P. Morgan Investment Management Inc., or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Portfolios may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

     COMMERCIAL PAPER. Each of the Portfolios may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The monies loaned to the borrower come from accounts managed by a Sub-Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Sub-Adviser, or its affiliates, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligations on demand which is continuously monitored by the Sub-Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Portfolios may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Sub-Adviser to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations.

     REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Trustees of the Trust. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Portfolios invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Portfolios will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest, and the Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Money Market Portfolio will be fully collateralized within the meaning of paragraph (a)(3) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Portfolio may be delayed or limited.

     Each of the Portfolios may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the prospectus or this Statement of Additional Information.

CORPORATE BONDS AND OTHER DEBT SECURITIES

As discussed in the Prospectus, certain of the Portfolios may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment objectives and policies. A description of these investments appears in the prospectus and below. See "Quality and
Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

     ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Portfolio may invest are subject to the Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

EQUITY INVESTMENTS

As discussed in the prospectus, certain of the Portfolios invest primarily in Equity Securities. The Equity Securities in which these Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. A discussion of the various types of equity investments which may be purchased by these Portfolios appears in the prospectus and below. See "Quality and Diversification Requirements."

     EQUITY SECURITIES. The Equity Securities in which these Portfolios may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     The convertible securities in which these Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

RIGHTS AND WARRANTS

Certain of the Portfolios may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FOREIGN INVESTMENTS

Each of the Portfolios may invest in foreign securities except that the Stock Index Portfolio may only invest in the foreign securities of issuers in the S&P 500 Index. The International Equity Portfolio and the Emerging Markets Equity Portfolio make substantial investments in foreign countries. The Quality Bond, Select Equity, Large Cap Stock, Small Cap Stock and Quality Income Portfolios may invest in certain foreign securities. The Quality Bond Portfolio may invest in U.S. and non-U.S. dollar-denominated fixed income securities of foreign issuers. The Select Equity and Large Cap Stock Portfolios may invest in equity securities of foreign corporations listed on a U.S. securities exchange. The Small Cap Stock Portfolio may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in the U.S. dollar. The Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio and the Small Cap Stock Portfolio do not expect to invest more than 25%, 5%, 5%, and 5%, respectively, of their total assets at the time of purchase in securities of foreign issuers. All investments of the Money Market Portfolio must be U.S. dollar-denominated. In the case of the Quality Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). (See "ADRs and EDRs", below.)

Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Certain of the Portfolios may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Portfolios' currency exposure related to foreign investments.

For a description of the risks associated with investing in foreign securities, see "Investment Practices" and "Risk Factors" in the Prospectus.

ADRs AND EDRs

Certain Portfolios may invest their assets in securities such as ADRs and EDRs, which are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars, even though the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such instruments involve risks similar to those of investing directly in foreign securities. Such risks include political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such comments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies may be acquired by each of the Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio.

     REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. For purposes of the 1940 Act it is also considered as a borrowing of money by the Portfolio and, therefore, a form of leverage. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Portfolio may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. Certain of the Portfolios of the Trust may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

     LOANS OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolios in the normal settlement time, generally five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year.

     PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Portfolios may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

     As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act") before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

QUALITY AND DIVERSIFICATION REQUIREMENTS

Each of the Portfolios intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of these Portfolios is subject to the following fundamental limitations: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws, or with respect to the Money Market Portfolio, as described below. Investments not subject to the limitations described above could involve an increased risk to a Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     QUALITY BOND AND QUALITY INCOME PORTFOLIOS. These Portfolios invest principally in a diversified portfolio of "high grade" and "investment grade" securities. Investment grade debt is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment, within the two highest of such ratings. The Quality Bond Portfolio may also invest up to 5% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, Ba by Moody's or BB by Standard & Poor's. The Portfolios may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Sub-Adviser, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Portfolios invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion.

     CONVERTIBLE AND OTHER DEBT SECURITIES. Certain of the Portfolios may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Sub-Adviser's opinion. At the time the Portfolio invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Sub-Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Sub-Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

GNMA CERTIFICATES

     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

     NATURE  OF  GNMA  CERTIFICATES.   GNMA  Certificates  are   mortgage-backed
securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Portfolio purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Portfolio will be reinvested in additional GNMA Certificates or in other permissible investments.

     GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee. The net asset value and return of the Portfolio will, however, fluctuate depending on market conditions and other factors.

     LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

     As prepayment rates of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the Federal Housing Administration are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately 12 years. For this reason, it is customary for pricing purposes to consider GNMA
Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of
0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

     In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1% more than high grade corporate bonds and 1/2 of 1% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     FNMA AND FHLMC CERTIFICATES. Mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

LOWER GRADE SECURITIES

Certain of the Portfolios may invest in lower-grade income securities. (The High Yield Portfolio may invest a substantial portion of its assets in medium and lower grade corporate debt securities entailing certain risks. See "Special Risks of High Yield Investing" in the Prospectus.) Such lower grade securities are rated BB or B by S&P or Ba or B by Moody's and are commonly referred to as "junk bonds." Investment in such securities involves special risks, as described herein. Liquidity relates to the ability of the Portfolio to sell a security in a timely manner at a price which reflects the value of that security. As discussed below, the market for lower grade securities is considered generally to be less liquid than the market for investment grade securities. The relative illiquidity of some of the Portfolio's portfolio securities may adversely affect the ability of the Portfolio to dispose of such securities in a timely manner and at a price which reflects the value of such security in the Sub-Adviser's judgment. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of higher grade, more liquid securities.

The Portfolio's net asset value will change with changes in the value of its portfolio securities. Because the Portfolio will invest in fixed income securities, the Portfolio's net asset value can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities can be expected to decline. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty.

The Portfolio's investments are valued pursuant to guidelines adopted and periodically reviewed by the Board of Trustees. To the extent that there is no established retail market for some of the securities in which the Portfolio may invest, during periods of reduced market liquidity and in the absence of readily available market quotations for securities held in the Portfolio's portfolio, the valuation of such securities becomes more difficult and judgment may play a greater role in the valuation of the Portfolio's securities due to the reduced availability of reliable objective data. To the extent that the Portfolio invests in illiquid securities and securities which are restricted as to resale, the Portfolio may incur additional risks and costs. Illiquid and certain restricted securities are particularly difficult to dispose of.

Lower grade securities generally involve greater credit risk than higher grade securities. A general economic downturn or a significant increase in interest rates could severely disrupt the market for lower grade securities and adversely affect the market value of such securities. In addition, in such circumstances, the ability of issuers of lower grade securities to repay principal and to pay interest, to meet projected financial goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the lower grade securities in the Portfolio's portfolio and thus the Portfolio's net asset value. The secondary market prices of lower grade securities are less sensitive to changes in interest rates than are those for higher rated securities, but are more sensitive to adverse economic changes or individual issuer developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, may also affect the value and liquidity of lower grade securities.

Yields on the Portfolio's portfolio securities can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of the market prices of the lower grade securities in the Portfolio's portfolio and thus in the net asset value of the Portfolio. Net asset value and market value may be volatile due to the Portfolio's investment in lower grade and less liquid securities. Volatility may be greater during periods of general economic uncertainty. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of interest or a repayment of principal on its portfolio holdings, and the Portfolio may be unable to obtain full recovery thereof. In the event that an issuer of securities held by the Portfolio experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Portfolio may incur additional expenses and may determine to invest additional capital with respect to such issuer or the project or projects to which the Portfolio's portfolio securities relate.

The Portfolio will rely on the Sub-Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Sub-Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Sub-Adviser also may consider, although it does not rely primarily on, the credit ratings of S&P and Moody's in evaluating fixed-income securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Sub-Adviser continuously monitors the issuers of such securities held in the Portfolio's portfolio. The Portfolio may, if deemed appropriate by the Sub-Adviser, retain a security whose rating has been downgraded below B by S&P or below B by Moody's, or whose rating has been withdrawn.

With respect to Portfolios which may invest in these unrated income securities, achievement by the Portfolio of its investment objective may be more dependent upon the Sub-Adviser's investment analysis than would be the case if the Portfolio were investing exclusively in rated securities.

STRATEGIC TRANSACTIONS

As described in the Prospectus, certain Portfolios of the Trust may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) or to manage the effective maturity or duration of a Portfolio's income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions are hedging transactions which may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by a Portfolio from its Strategic Transactions will generally be taxable income of the Trust. See "Tax Status" in the Prospectus.

     GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. As described in the Prospectus, certain Portfolios of the Trust are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investors Service, Inc. or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by a Portfolio, and portfolio securities "covering" the amount of the Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Portfolio's limitation on investing no more than 10% of its assets in restricted securities.

     If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

     A Portfolio may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and or securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., the Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolio to hold a security or instrument which it might otherwise have sold. In selling calls on securities not owned by the Portfolio, the Portfolio may be required to acquire the underlying security at a disadvantageous price in order to satisfy its obligations with respect to the call.

     A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

     General Characteristics of Futures. Certain Portfolios of the Trust may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by a Portfolio, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Portfolio's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and, in particular, with the rules and regulations of the Commodity Futures Trading Commission. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     A Portfolio will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Currency Transactions. Certain Portfolios of the Trust may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Sub-Adviser.

     Dealings by the Portfolios in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     A Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross hedging and proxy hedging as described below.

     A Portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. For example, if the Sub-Adviser considers the Austrian schilling as being linked to the German deutschemark (the "D-mark") and the Trust holds securities denominated in schillings and the Sub-Adviser believes that the value of schillings will decline against the U.S. dollar, the Sub-Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, the Portfolio will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

     Combined Transactions. Certain Portfolios of the Trust may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Sub-Adviser, it is in the best interest of the Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Sub-Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

     SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which certain Portfolios may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolios intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cashflows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Sub-Adviser and the Portfolio believe such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended, and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Sub-Adviser. If there is a default by the Counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     EURODOLLAR   INSTRUMENTS.   Certain   Portfolios  of  the  Trust  may  make
investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and income instruments are linked.

     RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantee, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

     USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Portfolio segregate liquid high-grade assets with its custodian to the extent Portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade debt securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade debt securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate liquid, high-grade assets equal to the exercise price.

     Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Portfolio to buy or sell currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid high-grade assets equal to the amount of the Portfolio's obligation.

     OTC options entered into by a Portfolio, including those on securities, currencies, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery or with an election of either physical delivery or cash settlement, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, the Portfolio must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt securities or other acceptable assets.

     With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if the Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. However, if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Trust's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Tax Status" in the Prospectus.

VKAC GROWTH AND INCOME PORTFOLIO - DEBT SECURITIES INVESTMENTS

     The VKAC Growth and Income Portfolio may invest up to 5% of its assets in various debt securities. These include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities or in various investment grade debt obligations including mortgage pass-through certificates and collateralized mortgage obligations. These securities may also include corporate debt securities, some of which may be medium and lower grade quality. Lower grade corporate debt securities are commonly known as "junk bonds" and involve a significant degree of risk.

                STOCK INDEX PORTFOLIO - MONITORING PROCEDURES

MONITORING PROCEDURES

     The Board of Trustees of the Trust reviews the correlation between the Portfolio and the Index on a quarterly basis. The Board of Trustees has adopted monitoring procedures which it believes are reasonably designed to assure a high degree of correlation between the performance of the Portfolio and the S&P 500 Index. The procedures, which are reviewed and reconfirmed annually by the Board, provide that in the event that the correlation between the performance of the Portfolio and that of the S&P 500 Index falls below 95%, the Sub-Adviser will promptly notify the Board which shall consider what action, if any, should be taken.

                            INVESTMENT LIMITATIONS

The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolios and their activities. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present or represented by proxy and (ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. Where an investment restriction or policy restricts it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

QUALITY INCOME, HIGH YIELD, MONEY MARKET, VKAC GROWTH AND INCOME AND STOCK INDEX PORTFOLIOS

Each of the Quality Income, High Yield, Money Market, VKAC Growth and Income and Stock Index Portfolios of the Trust may not:

     1. Borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) (except the Money Market Portfolio which is limited to 10% of the value of its total assets) and then only from banks as a temporary measure for extraordinary or emergency purposes. This borrowing provision is not for investment leverage but solely to facilitate management of the Portfolio by enabling the Trust to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous. Monies used to pay interest on borrowed funds will not be available for investment. The Portfolio will not make additional investments while it has borrowings outstanding;

     2. Underwrite securities of other issuers;

     3. Invest 25% or more of a Portfolio's assets taken at market value in any one industry. Investing in cash items (including bank time and demand deposits such as certificates of deposit), U.S. Treasury bills or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by those money market instruments, such as repurchase agreements, will not be considered investments in any one industry;

     4. Purchase or sell commodities, commodity contracts, foreign exchange or real estate, or invest in oil, gas or other mineral development or exploration programs, except as noted in connection with hedging transactions. (This does not prohibit investment in the securities of corporations which own interests in commodities, foreign exchange, real estate or oil, gas or other mineral development or exploration programs);

     5. Invest more than 5% of the value of the assets of a Portfolio in securities of any one issuer (except in the case of the securities issued or guaranteed by the U.S. government, its agencies or instrumentalities), or, if, as a result, the Portfolio would hold more than 10% of the outstanding voting securities of an issuer except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations;

     6. Invest in securities of a company for the purpose of exercising control or management;

     7. Invest in securities issued by any other registered investment company;

     8. Purchase or sell real estate, except the Portfolios may purchase securities which are issued by companies which invest in real estate or interests therein;

     9. Issue senior securities as defined in the Investment Company Act of 1940, except insofar as a Portfolio may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; (c) lending Portfolio securities; (d) purchasing securities on a when-issued or delayed delivery basis; (e) accommodating short sales; (f) implementing the hedging transactions described above. If the asset coverage falls below 300%, when taking into account items (a) through (e), the Portfolio may be required to liquidate investments to be in compliance with the Investment Company Act of 1940;

     10. Lend portfolio securities in excess of twenty-five percent (25%) of the value of a Portfolio's assets. Any loans of a Portfolio's securities will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower at least equal at all times to the current market value of the securities loaned;

     11. Invest in securities subject to legal or contractual restrictions on resale and repurchase agreements maturing in more than seven days if, as a result of the investment, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in the securities;

     12. Make loans (the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes and other securities as permitted by the investment objectives of the Portfolios will not be deemed to be the making of loans) except that the Portfolios may purchase securities subject to repurchase agreements under policies established by the Trustees or lend portfolio securities pursuant to restriction 10 above;

     13. Purchase securities on margin (but the Portfolios may obtain such short-term credits as may be necessary for the clearance of transactions or to implement the hedging transactions described above); and

     14. Make short sales of securities or maintain a short position, unless not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for the sales at any one time, or unless at all times when a short position is open the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration (or for additional cash consideration held in a segregated account by the Trust's custodian), for securities of the same issue as, and equal in amount to, the securities sold short ("short sale against-the-box").

ADDITIONAL INVESTMENT LIMITATION - STOCK INDEX PORTFOLIO

The Stock Index Portfolio may not invest more than 5% of assets in the securities of companies that have a continuous operating history of less than 3 years. However, such period of three years may include the operation of any predecessor company or companies, partnership or individual enterprise if the company whose securities are proposed as an investment for funds of the Portfolio has come into existence as the result of a merger, consolidation, reorganization or the purchase of substantially all of the assets of such predecessor company or companies, partnership or individual enterprise.

ADDITIONAL INVESTMENT LIMITATIONS - MONEY MARKET PORTFOLIO

Rule 2a-7 under the Investment Company Act of 1940, which contains certain requirements relating to the diversification, quality and maturity of a money market fund's investments, was recently amended by the Securities and Exchange Commission. The Board of Trustees of the Trust has modified its Rule 2a-7 procedures in order to comply with the Rule, as amended. As part of that modification, the Board has adopted certain additional investment restrictions pertaining to the diversification of the investments of the Money Market Portfolio. These investment limitations, which are not fundamental policies and which therefore may be changed without shareholder approval, are as follows:

The Money Market Portfolio shall not acquire any instrument, including puts, repurchase agreements and bank instruments, which, as measured at the time of acquisition, would cause the Portfolio to:

     1. invest, at any time, more than 5% of its total assets in the First Tier Securities (as that term is defined in the Trust Prospectus) of a single issuer (including puts written by, and repurchase agreements entered into with, such issuer); except that the Portfolio may invest more than 5% of its total assets in Government securities; and, for purposes of this calculation, entering into a repurchase agreement shall be deemed to be an acquisition of the underlying securities to the extent that the repurchase agreement is collateralized fully;

     2. invest, at any time, more than 5% of its total assets in securities which when acquired by the Portfolio were Second Tier Securities (as that term is defined in the Trust Prospectus); or

     3. invest, at any time, more than the greater of 1% of the Portfolio's total assets or $1,000,000 in securities of a single issuer which were Second Tier Securities when acquired by the Portfolio.

QUALITY BOND PORTFOLIO

     The Quality Bond Portfolio of the Trust may not:

     1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction No. 8. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Portfolio's total assets. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Portfolio's's hedging activities are not deemed to be a pledge of assets;

     2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Portfolio's total assets;

     3. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of the Portfolio's total assets;

     4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

     5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies;

     6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, commodity contracts, except for the Portfolio's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Portfolio may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

     7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except in the course of the Portfolio's hedging activities, unless at all times when a short position is open the Portfolio owns an equal amount of such securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

     8.  Issue  any  senior   security,   except  as   appropriate  to  evidence
indebtedness which constitutes a senior security and which the Portfolio is permitted to incur pursuant to Investment Restriction No. 1 and except that the Portfolio may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreement, shall not exceed one-third of the market value of the Portfolio's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

     9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

     10. Act as an underwriter of securities.

SELECT EQUITY, LARGE CAP STOCK AND SMALL CAP STOCK PORTFOLIOS

     Each of the Select Equity, Large Cap Stock and Small Cap Stock Portfolios may not:

     1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

     2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Portfolio's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Portfolio's net assets at the time of such borrowing. The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Portfolio's hedging activities are not deemed to be a pledge of assets;

     3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Portfolio's total assets;

     4. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer;

     5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies (see "Investment Objectives and Policies");

     6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Portfolio's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Portfolio may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

     7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Portfolio's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

     8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

     9. Act as an underwriter of securities;

     10. Issue any senior security, except as appropriate to evidence indebtedness which the Portfolio is permitted to incur pursuant to Investment Restriction No. 2. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof; or

     11. Purchase any equity security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

INTERNATIONAL EQUITY PORTFOLIO

     The International Equity Portfolio may not:

     1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's net assets at the time of borrowing, and except in connection with reverse repurchase agreements and then only in amounts up to 33 1/3% of the value of the Portfolio's net assets; or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of the Portfolio's total assets. The Portfolio will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Portfolio's net assets at the time of such borrowing;

     2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one such issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Portfolio's total assets;

     3. Purchase the securities of an issuer if, immediately after such purchase, the Portfolio owns more than 10% of the outstanding voting securities of such issuer. This limitation shall not apply to permitted investments of up to 25% of the Portfolio's total assets;

     4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of the Portfolio's total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

     5. Make loans, except through the purchase or holding of debt obligations (including restricted securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies, see "Investment Practices" in the Prospectus and "Investment Objectives and Policies" in this Statement of Additional Information;

     6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real property, including limited partnership interests, commodities, or commodity contracts, except for the Portfolio's interests in hedging and foreign exchange activities as described under "Investment Practices" in the Prospectus; or interests in oil, gas, mineral or other exploration or development programs or leases. However, the Portfolio may purchase securities or commercial paper issued by companies that invest in real estate or interests therein including real estate investment trusts;

     7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to apply to the purchase or sale of when-issued securities or delayed delivery securities;

     8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

     9. Act as an underwriter of securities, except insofar as the Portfolio may be deemed to be an underwriter under the 1933 Act by virtue of disposing of portfolio securities; or

     10. Issue any senior security, except as appropriate to evidence indebtedness which the Portfolio is permitted to incur pursuant to Investment Restriction No. 1. The Portfolio's arrangements in connection with its hedging activities as described in "Investment Practices" in the Prospectus shall not be considered senior securities for purposes hereof.

EMERGING MARKETS EQUITY PORTFOLIO

The Emerging Markets Equity Portfolio may not:

     1. Purchase any security if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     2. Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed)less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

     3. With respect to 75% of its total assets, purchase any security if, as a result, (a) more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This limitation shall not apply to Government securities (as defined in the 1940 Act);

     4. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

     5. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Portfolio may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

     6. Purchase or sell real estate, but the Portfolio may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

     7. Underwrite securities of other issuers, except to the extent the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act; and

     8. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

BOND DEBENTURE PORTFOLIO

     The Bond Debenture Portfolio of the Trust may not:

     1. Sell short or buy on margin, although it may obtain short-term credit as needed to clear purchases of securities;

     2. Buy or sell put or call options, although it may buy, hold or sell warrants acquired with debt securities;

     3. Borrow in excess of 5% of the Portfolio's gross assets taken at cost or market value whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

     4. Act as an underwriter of securities issued by others, except where it may be deemed to be an underwriter by selling a portfolio security requiring registration under the Securities Act of 1933;

     5. Invest knowingly more than 15% of its gross assets in illiquid securities;

     6. Make loans, except for (a) time or demand deposits with banks, (b) purchasing commercial paper or publicly-offered debt securities at original issue or otherwise, (c) short-term repurchase agreements with sellers of securities the Portfolio has bought and (d) loans of portfolio securities to registered broker-dealers if 100% secured by cash or cash equivalents, made in full compliance with applicable regulations and which, in management's opinion, do not expose the Portfolio to significant risks or impair its qualification for pass-through tax treatment under the Internal Revenue Code;

     7. Pledge, mortgage, or hypothecate its assets;

     8. Buy or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or oil, gas or other mineral leases, or commodities, or commodity contracts although it may buy securities of companies that deal in such interests (however, the Portfolio may hold and sell any of the aforementioned or any other property acquired through ownership of other securities, although the Portfolio may not purchase securities for the purpose of acquiring those interests);

     9. Buy securities issued by any other open-end investment company (except pursuant to a plan of merger, consolidation or acquisition of assets), although it may invest up to 5% of its gross assets, taken at market value at the time of investment, in closed-end investment companies, provided such purchase is made in the open market and does not involve the payment of a fee or commission greater than the customary broker's commission;

     10. Invest more than 5% of its gross assets, taken at market value at the time of investment in securities of companies with less than three years' continuous operation, including predecessor companies;

     11. With respect to 75% of its gross assets, buy the securities of any issuer if the purchase causes it (a) to have more than 5% of its gross assets invested in the securities of such issuer (except obligations of the United States, its agencies or instrumentalities) or (b) to own more than 10% of the outstanding voting securities of such issuer;

     12. Hold securities of any issuer, any of whose officers, directors or security holders is an officer, director or partner of the Adviser or Sub-Adviser or an officer or director of the Portfolio, if after the purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the securities of such issuer and such persons together own beneficially more than 5% of such securities;

     13. Concentrate its investments in a particular industry, though, if it is deemed appropriate to its investment objective, up to 25% of the market value of its gross assets at the time of investment may be invested in any one industry classification used for investment purposes;

     14. Buy from or sell to any of the Trust's directors, employees, or the Investment Adviser or Sub-Adviser or any of its officers, directors, partners or employees, any securities other than shares of the Portfolio's common stock; or

     15. Invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

With respect to investment restriction 5. above, securities subject to legal or contractual restrictions on resale, which are determined by the Board of Trustees, or by the Sub-Adviser pursuant to delegated authority, to be liquid are considered liquid securities.

GROWTH & INCOME EQUITY, SMALL CAP EQUITY, BALANCED AND EQUITY INCOME PORTFOLIOS

     The Growth & Income Equity, Small Cap Equity, Balanced and Equity Income Portfolios of the Trust may not:

     1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, immediately after and as a result of such investments, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Trust, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations.

     2. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, however, (a) with respect to each Portfolio, (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and with respect to the Equity Income Portfolio only, securities issued by domestic banks, thrifts or savings institutions; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).

     3. Borrow money or issue senior securities, except that the Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Portfolio's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Portfolio's transactions in futures and related options (including the margin posted by a Portfolio in connection with such transactions), and securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Statement of Additional Information are not subject to this limitation.

     4. Make loans, except that each Portfolio may purchase or hold debt instruments, lend portfolio securities, enter into repurchase agreements and make other investments in accordance with its investment objective and policies.

     5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in options, and futures contracts and related options, and (b) a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

     6. Make investments for the purpose of exercising control or management.

     7. Purchase or sell real estate, provided that each Portfolio may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

     8. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

     9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each of the Balanced Portfolio and the Equity Income Portfolio may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may invest in futures contracts and related options in accordance with their respective investment activities and policies.

     10. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

LORD ABBETT GROWTH AND INCOME PORTFOLIO

      The Lord Abbett Growth and Income Portfolio may not:

     1. sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities;

     2. buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below;

     3. borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous);

     4. lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Portfolio deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of a Portfolio's assets);

     5. pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options;

     6. buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests;

     7. invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation;

     8. buy securities if the purchase would then cause a Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities;

     9. buy voting securities if the purchase would then cause a Portfolio to own more than 10% of the outstanding voting stock of any one issuer;

     10. own securities in a company when any of its officers, directors or security holders is an officer or Trustee of the Trust or an officer, director or partner of the investment adviser or sub-adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;

     11. concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or

     12. buy securities from or sell them to the Trust's officers, directors, or employees, or to the investment adviser or sub-adviser or to their partners, directors and employees.

LARGE CAP RESEARCH, DEVELOPING GROWTH AND MID-CAP VALUE PORTFOLIOS

     The Large Cap Research, Developing Growth and Mid-Cap Value Portfolios may not:

     1. borrow money, except that (i) the Portfolio may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Portfolio may purchase securities on margin to the extent permitted by applicable law;

     2. pledge its assets (other than to secure borrowings, or to the extent permitted by the Portfolio's investment policies as permitted by applicable law);

     3. engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     4. make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     5. buy or sell real estate (except that the Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Portfolio may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act, as, for example, with futures contracts);

     6. with respect to 75% of the gross assets of the Portfolio, buy securities of one issuer representing more than (i) 5% of the Portfolio's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     7. invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     8. issue senior securities to the extent such issuance would violate applicable laws.

NON-FUNDAMENTAL  INVESTMENT LIMITATIONS - QUALITY BOND PORTFOLIO,  SELECT EQUITY
PORTFOLIO,   LARGE  CAP  STOCK   PORTFOLIO,   SMALL  CAP  STOCK   PORTFOLIO  AND
INTERNATIONAL EQUITY PORTFOLIO

The investment limitation described below is not a fundamental policy of these Portfolios and may be changed by the Trustees. This non-fundamental investment policy requires that each such Portfolio may not:

     (i) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio's total assets would be in investments that are illiquid;

     (ii) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

     (iii) Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws; or

     (iv) Purchase or retain securities of any issuer if, to the knowledge of the Portfolio, any of the Portfolio's officers or Trustees or any officer of the Advisor individually owns more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially own more than 5% of such securities, all taken at market.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS - EMERGING MARKETS EQUITY PORTFOLIO

     (i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

     (ii) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments that are illiquid;

     (iii) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short; or

     (iv) Purchase securities on margin, but the Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

NON-FUNDAMENTAL INVESTMENT LIMITATIONS - LARGE CAP RESEARCH, DEVELOPING GROWTH AND MID-CAP VALUE PORTFOLIOS

     Each Portfolio may not:

     1. borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes;

     2. make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     3. invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Trustees;

     4. invest in the securities of other investment companies as defined in the 1940 Act except as permitted by applicable law;

     5. invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Portfolio's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

     6. hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or Trustees of the Trust or by one or more partners or members of the Trust's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     7. invest in warrants if, at the time of the acquisition, its investment in warrants, value at the lower of cost or market, would exceed 5% of the Portfolio's total assets (included within such limitation, but not to exceed 2% of the Portfolio's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     8. invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

     9. write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Portfolio's prospectus and statement of additional information, as they may be amended from time to time; or

     10. buy from or sell to any of its officers, Trustees, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Portfolio's common stock.

                        DESCRIPTION OF SECURITIES RATINGS

A description of Corporate Bond Ratings is found in the Appendix to the Prospectus.

COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-1 This designation indicates that the degree of safety regarding timely payment is very strong.

A-2  Capacity  for timely  payment on issues  with this  designation  is strong.
     However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 Issues carrying this designation have a satisfactory capacity for timely of payment. They are, however, somewhat more vulnerable to the adverse effects changes in circumstances than obligations carrying the higher designations.

B    Issues  rated "B" are  regarded  as having only an  adequate  capacity  for
     timely  payment.   However,  such  capacity  may  be  damaged  by  changing
     conditions or short-term adversities.

C&D These ratings indicate that the issue is either in default or is expected to be in default upon maturity.

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+." "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" - Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

     "A1+" - Obligations supported by the highest capacity for timely repayment.

     "A1" - Obligations are supported by a strong capacity for timely repayment.

     "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

     "B"  -  Obligations  for  which  the  capacity  for  timely   repayment  is
susceptible to adverse changes in business, economic or financial conditions.

     "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

     "D" - Obligations which have a high risk of default or which are currently in default.

VARIABLE RATE DEMAND BOND RATINGS

Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, 'AAA/A-1') or if the nominal maturity is short, a rating of 'SP-1+/AAA' is assigned.

NOTES

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assignment:

     - - Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

     - - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note). Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest.

     SP-3 Speculative capacity to pay principal and interest.

PREFERRED STOCK RATINGS (STANDARD & POOR'S)

     AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.

     A An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB Preferred stock rated 'BB', 'B' and 'CCC' is regarded, on balance, as

     B Predominantly speculative with respect to the issuer's capacity to pay

     CCC preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     C A preferred stock rated 'C' is a non-paying issue.

     D A preferred stock rated 'D' is a non-paying issue with the issuer in default on debt instruments.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     MOODY'S INVESTORS SERVICE, INC. - A brief description of the applicable Moody's Investors Service, Inc. rating symbols with respect to preferred stock and their meanings (as published by Moody's Investors Service, Inc.) follows:

PREFERRED STOCK RATINGS (MOODY'S)

Preferred stock rating symbols and their definitions are as follows:

     aaa: An issue which is rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa: An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a: An issue which is rated 'a' is considered to be an upper-medium preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa: An issue which is rated 'baa' is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba: An issue which is rated 'ba' is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b: An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa: An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca: An issue which is rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Beginning May 3, 1982, Moody's began applying numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              OFFICERS AND TRUSTEES

MANAGEMENT OF THE TRUST

                                                             Principal Occupation During Past
                                 Position(s)                 Five Years (and Positions held with
                                 Held with                   Affiliated Persons or Principal
Name, Address and Age            Registrant                  Underwriters of the Registrant)
-------------------------------  -------------------------   -------------------------------------
Lorry J. Stensrud*               President and Chief         President of Cova Financial Services
One Tower Lane, Suite 3000       Executive Officer           Life Insurance Company ("Cova Life")
Oakbrook Terrace, IL 60181-4644                              since June, 1995; prior thereto,
     Age: 48                                                 Executive Vice President of Cova Life

William C. Mair*                 Vice President, Treasurer,  Vice President and Controller of
One Tower Lane, Suite 3000       Controller, Chief           Cova Life; Vice President, Treasurer
Oakbrook Terrace, IL 60181-4644  Financial Officer, Chief    and Controller of Cova Investment
     Age: 56                     Accounting Officer and      Advisory Corporation
                                 Trustee

Stephen M. Alderman              Trustee                     Partner in the law firm of Garfield
211 West Wacker Drive                                        & Merel
Chicago, IL 60606
     Age: 38

Theodore A. Myers                Trustee                     Senior Financial Advisor; formerly
550 Washington Avenue                                        Chief Financial Officer of Qualitech Steel
Glencoe, IL 60022                                            Corporation, 1990-1994; Director of 34
     Age: 67                                                 Van Kampen American Capital Mutual Funds;
                                                             member of Arthur Andersen C.F.O. Advisory
                                                             Committee.

Deborah A. Vohasek               Trustee                     Principal, Vohasek Oetjen Marketing
7752 W. Lake Street
Morton Grove, IL 60053
     Age: 34

R. Kevin Williams                Trustee                     Partner in the law firm of
20 North Wacker Drive                                        O'Donnell, Byrne & Williams from
Chicago, IL 60606                                            June 1993 through the present;
     Age: 44                                                 Associate Attorney, Sonnenberg,
                                                             Anderson, O'Donnell & Rodriguez,
                                                             September 1988 through May 1993


William H. Wilton                Vice President              Vice President & Actuary of Cova
One Tower Lane, Suite 3000                                   Life; Prior to October, 1992,
Oakbrook Terrace, IL 60181-4844                              Associate Actuary, Allstate Life
     Age: 37                                                 Insurance Co., Northbrook, IL


Frances S. Cook                  Secretary                   First Vice President and Associate
One Tower Lane, Suite 3000                                   General Counsel of Cova Life since
Oakbrook Terrace, IL 60181-4844                              1990
     Age: 44

* Interested person of the Trust within the meaning of the 1940 Act.


Each Trustee of the Trust who is not an interested person of the Trust or Adviser or Sub-Adviser receives an annual fee of $10,000 and an additional fee of $1,000 for each Trustees' meeting attended. In addition, disinterested Trustees who are members of any Board committees will receive a separate $1,000 fee for attendance of any committee meeting that is held on a day on which no Board meeting is held.

                               COMPENSATION TABLE

(1)                                (2)               (3)              (4)               (5)
                                                 Pension or                            Total
                                Aggregate        Retirement        Estimated        Compensation
                               Compensation   Benefits Accrued       Annual       From Registrant
Name of Person,                    From        As Part of Fund   Benefits Upon    and Fund Complex
Position                        Registrant          Expenses       Retirement     Paid to Trustees
----------------------------  --------------  -----------------  --------------  ------------------

William C. Mair,                   N/A               N/A              N/A               N/A
Vice President, Treasurer,
Controller, Chief Financial
Officer, Chief Accounting
Officer and Trustee

Stephen M. Alderman,             $14,000             N/A              N/A             $14,000
Trustee

Theodore A. Myers,               $14,000             N/A              N/A             $14,000
Trustee

Deborah A. Vohasek,              $14,000             N/A              N/A             $14,000
Trustee

R. Kevin Williams,               $14,000             N/A              N/A             $14,000
Trustee



                            SUBSTANTIAL SHAREHOLDERS

Shares of the Trust are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Cova Financial Services Life Insurance Company and/or its affiliated insurance companies. On April 1, 1998, Cova Variable Annuity Account One and Cova Variable Life Account One, separate accounts of Cova Financial Services Life Insurance Company, Cova Variable Annuity Account Five, a separate account of Cova Financial Life Insurance Company, First Cova Variable Annuity Account One, a separate account of
First Cova Life Insurance Company, together were known to the Board of Trustees and the management of the Trust to own of record 99% of the Trust's shares.

                     OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

Cova Life has advised the Trust that as of April 1, 1998, there were no persons owning Variable Contracts which would entitle them to instruct Cova Life with respect to more than 5% of the voting securities of the Trust.

                                    CUSTODIAN

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of the Trust and has custody of all securities and cash of the Trust. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Trust.

                                PERFORMANCE DATA

As required by regulations of the Securities and Exchange Commission, the annualized total return of the Portfolios for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Portfolio over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over a period of one, five and ten years (or, if less, up to the life of a Portfolio, calculated pursuant to the formula:

                                       (n)
                               P(1 + T)    =   ERV

Where:     P  =  a hypothetical initial payment of $1,000
           T  =  an average annual total return
           n  =  the number of years
         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof)

                     LEGAL COUNSEL AND INDEPENDENT AUDITORS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut is counsel to the Trust and passes upon the legality of the Trust's shares.

The independent auditors for the Trust are KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110.

                          INVESTMENT ADVISORY AGREEMENT

Cova Investment Advisory Corporation (the "Investment Adviser"), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644 is an Illinois corporation which was incorporated on August 31, 1993 under the name Oakbrook Investment Advisory Corporation and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is a wholly-owned subsidiary of Cova Life Management Company, a Delaware corporation, which in turn, is a wholly-owned subsidiary of Cova Corporation, a Missouri corporation, which in turn, is a wholly-owned subsidiary of General American Life Insurance Company ("General American"), a St. Louis-based mutual company. General American has more than $235 billion of life insurance in force and approximately $9.6 billion in assets.

The Investment Adviser commenced providing investment advisory services to all Portfolios of the Trust as of May 1, 1996 pursuant to an Investment Advisory Agreement dated April 1, 1996, as amended ("Investment Advisory Agreement"). Prior to this date, VKAC had acted as the investment adviser to all Portfolios of the Trust. The Investment Advisory Agreement, between the Investment Adviser and the Trust, was approved by shareholders of the Trust at a Special Meeting of Shareholders held on February 9, 1996 and was reapproved by the Board of Trustees of the Trust on February 26, 1998. An Amendment to the Investment Advisory Agreement providing for the addition of eight new Portfolios to the Agreement was approved by the Board of Trustees of the Trust on April 22, 1997 and by Cova Financial Services Life Insurance Company, as sole shareholder of the eight new Portfolios, on April 28, 1997. An Amendment to the Investment Advisory Agreement, providing for the addition of the Emerging Markets Equity Portfolio, was approved by the Board of Trustees of the Trust on February 26, 1998.



As described in the Prospectus, the Investment Adviser has retained Sub-Advisers to assist it in managing the Portfolios. The Sub-Advisory Agreement between the Investment Adviser and Van Kampen American Capital Investment Advisory Corp. was reapproved by the Board of Trustees, including a majority of the independent Trustees, at a meeting held on February 26, 1998 and was approved by the shareholders of the Trust at a Special Meeting held on February 9, 1996. The
Sub-Advisory Agreements between the Investment Adviser and Lord, Abbett & Co. (with respect to the Bond Debenture Portfolio) and between the Investment Adviser and J. P. Morgan Investment Management Inc., respectively, were reapproved by the Board of Trustees, including a majority of the independent Trustees, on February 26, 1998. Cova Financial Services Life Insurance Company, as sole shareholder of the Portfolios for which J. P. Morgan Investment Management Inc. and Lord, Abbett & Co. act as Sub-Advisers, approved the Sub-Advisory Agreements between the Investment Adviser and each of these two Sub-Advisers by way of corporate resolutions adopted in April of 1996. An Amendment to the Sub-Advisory Agreement between the Adviser and J.P. Morgan Investment Management, Inc., providing for the addition of the Emerging Markets Equity Portfolio, was approved by the Board of Trustees of the Trust on February 26, 1998. The Sub-Advisory Agreements between the Investment Adviser and Mississippi Valley Advisors Inc. ("MVA") and between the Investment Adviser and Lord, Abbett & Co. (with respect to the Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio and Lord Abbett Growth and Income Portfolio), respectively, were approved by the Board of Trustees, including a majority of the independent Trustees, on April 22, 1997. Cova Financial Services Life Insurance Company, as sole shareholder of the Portfolios for which MVA acts as Sub-Adviser and as sole shareholder of the Portfolios listed above for which Lord, Abbett & Co. acts as Sub-Adviser, approved the Sub-Advisory Agreements between the Investment Adviser and each of these two Sub-Advisers by way of corporate resolutions adopted on April 28, 1997.

Under the terms of the Investment Advisory Agreement, the Investment Adviser is obligated to (i) manage the investment and reinvestment of the assets of each Portfolio of the Trust in accordance with each Portfolio's investment objective and policies and limitations, or (ii) in the event that the Investment Adviser shall retain a sub-adviser or sub-advisers, to supervise and implement the investment activities of any Portfolio for which any such sub-adviser has been retained, including responsibility for overall management and administrative support including managing, providing for and compensating any sub-advisers; and to administer the Trust's affairs. The Investment Advisory Agreement further provides that the Investment Adviser agrees, among other things, to administer the business affairs of each Portfolio, to furnish offices and necessary facilities and equipment to each Portfolio, to provide administrative services for each Portfolio, to render periodic reports to the Board of Trustees of the Trust with respect to each Portfolio, and to permit any of its officers or employees, or those of any sub-adviser to serve without compensation as trustees or officers of the Portfolio if elected to such positions.

The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error in judgment or of law, or for any loss suffered by the Trust in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Investment Adviser's activities are subject to the review and supervision of the Trust's Trustees to whom the Investment Adviser renders periodic reports of the Trust's investment activities.

The Investment Advisory Agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.

INVESTMENT DECISIONS

Investment decisions for the Trust and for the other investment advisory clients of the Sub-Advisers are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of a Sub-Adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Sub-Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of a Sub-Adviser in the interest of achieving the most favorable net results for the Trust.

                             PORTFOLIO TRANSACTIONS

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is currently intended that the Sub-Advisers will place all orders for the purchase and sale of portfolio securities for the Trust and buy and sell securities for the Trust through a substantial number of brokers and dealers. In so doing, the Sub-Advisers will use their best efforts to obtain for the Trust the best price and execution available. In seeking the best price and execution, the Sub-Advisers, having in mind the Trust's best interests, will consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers may receive research, statistical, and quotation services from any broker-dealers with whom they place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Sub-Advisers and/or their affiliates in advising various other clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fees paid by the Trust are not reduced because the Sub-Advisers and/or their affiliates may receive such services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, a Sub-Adviser may cause a Portfolio to pay a broker-dealer who provides brokerage and research services to the Sub-Adviser an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction provided that the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. A Sub-Adviser's authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Adviser or the Trustees may adopt from time to time.

                              FINANCIAL STATEMENTS

The financial statements, notes and report of the Independent Auditors for each of the Portfolios of the Trust are included herein.

February 6, 1998



LETTER FROM THE PRESIDENT


1997 -- WHAT A RIDE!
Although some market pundits were expecting the bear market to begin rearing its ugly head, investors were again rewarded with another outstanding year. The S&P 500 Index concluded the year with a 33.36% return, which marked the first time in its history it posted returns of 20% or more in three consecutive years. Over this incredible three-year period, the S&P 500 has returned more than 120%.

Certainly, all the pieces were in place to complete the picture of another outstanding year. The U.S. economy continued to expand at a moderate pace, inflation was firmly under control, if not nearly eliminated, and investor confidence in the markets paved the way for strong cash-flows into the equity markets. As we all know, while the U.S. stock market reached higher ground at the end of the year, we also saw many more setbacks and of greater magnitude than in the previous two years. Indeed, 1997 sensitized investors to the concept of volatility. Briefly, let's review the influential events of 1997.

- Alan Greenspan's "irrational exuberance" comment in late 1996 to see the Dow Jones Industrial Average (DJIA) reach 7,000 in February, the fastest ever 1,000 point ascent in the history of the index.

- Greenspan again shook the markets near the end of February, noting "excessive optimism" in the stock market.

- The Fed raised interest rates a quarter point near the end of March, sending the markets down nearly 10% during the Spring -- a sobering reminder of the influence of interest rates over the equity markets.

- Solid corporate earnings helped the DJIA to reach the 8000 mark in July, later pushing the index to a record high of 8259 on August 6.

- In late summer, many notable companies' earnings fell short of estimates. This sent the DJIA plunging 247 points, the single biggest point drop in the history of the index -- at that time.

- In late October, the DJIA would more than double its August swoon on news of the Hong Kong markets, sending the index spiraling downward 554 points, or 7.18%. From its all time high on August 6, the DJIA had declined about 13%.

With all eyes focused on Asia, the domestic markets remained little changed for the remainder of the year. While we can conclude that 1997 provided us with another year of solid returns in the domestic markets, it was also one of the more volatile one-year markets in history.

There were few, if any, asset classes not influenced by the economic forces of 1997. Benign inflation and a flight to quality took the bond markets on a capricious ride during the course of 1997. Near the end of the year, the yield on the benchmark 30-yield Treasury was at its lowest level in more than four years. This was not far from October 1993's 5.78% yield, the lowest level since the 30-year bonds were reintroduced in 1977. The yield on the 30-year bond, which moves in the opposite direction of its price, began the year at 6.64% and rose during much of the spring before hitting 7.71% in early April on anticipation that the Fed would increase interest rates. A bond rally in December, precipitated by the crisis in the Asian markets saw investors looking for shelter and consequently led to a flight to quality. This pushed the yields on the benchmark 30-year bond from 6.27% on October 24 down to 5.92% at year end. In addition, the yield curve flattened almost 50 basis points as the yield of the two year treasuries went from 5.87 to 5.64 and the long bond went from a
6.64 yield to a yield of 5.92%.

LOOKING AHEAD
Many investment managers are proceeding ahead in 1998 as they did in 1997 -- with much due caution. It might be unrealistic to expect the kind of returns we've seen in the last three years to continue for any length of time. Consensus expectations project returns between 8% to 12%. Of course, the field is clearly split between two extreme viewpoints, many cautiously looking for the bear and others believing the bull will continue to speed ahead.

Certainly, eyes will be focused on inflation, but more so on the Fed's reaction to inflation. Most fears of a rate increase have subsided as inflation by most standards seems to be under control and even decreasing. However, some still cautiously watch for wage inflation to creep into the picture and force a rate hike. Even the currency crisis in Asia could have a positive effect on inflation as the cost of imported goods will most likely decrease. Conversely, weak Asian currencies and a strong dollar could squeeze the profits of American companies, and U.S. economic growth could slow from 4% last year to 2% this year.

As always, corporate earnings will be a driver in stock performance. The market can severely punish a stock that doesn't meet earnings expectations or reward an undervalued stock that posts a positive earnings surprise. During these times, an emphasis on stock picking will be of vital importance.

COVA -- COMMITTED TO VALUE
It's the basis for our name -- COmmitted to VAlue -- and it's an integral part of our products. In an investment environment of such great uncertainty, we at Cova are committed to providing our investors with a variety of opportunities that should help them weather the storms. First there is a selection of investment portfolios managed by world-class money managers covering a variety of asset classes. Your investment management team's disciplined approach to security analysis should provide a strong foundation for the long-term investor.

With this selection of investments, we offer a dollar cost averaging plan and automatic portfolio rebalancing. These important financial planning techniques help investors take a disciplined approach to managing their money and are available at no additional charge. We also offer a fixed account that locks in a fixed rate of interest for one calendar year. Finally, there's the aspect of tax-deferred savings, with the triple-compounding advantage. This allows 1) your principal, 2) your earnings, and 3) the money you would have paid in taxes to accumulate uninhibited by taxes. In addition, transfers between portfolios in an annuity do not generate a capital gains tax, which might be experienced in similar investments outside of an annuity.

Now that we've recapped the events of 1997, we would be remiss not to remind you that these are only the events of one year. Over the long-term, equities have always rewarded investors favorably. Of course, annuities are an excellent investment for long-term objectives, such as retirement. We consider it a privilege to be entrusted for your long-term savings needs in 1998.

Sincerely,

/s/ L.J. Stensrud
----------------------------
L.J. Stensrud
President & CEO





P.S. IMPORTANT NOTICE! PROPOSED BUDGET ITEM COULD CHANGE THE TAX-DEFERRED STATUS OF YOUR ANNUITY...

         DEAR POLICYHOLDER: At the time of this writing, President Clinton's budget for 1999 contained certain proposals that would seek to impose taxation on non-qualified annuities. Don't allow these drastic measures to pass without voicing your objections to your representative in Washington.

GROWTH & INCOME EQUITY PORTFOLIO                   For the period ended 12/31/97
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

Stocks in the portfolio continued to perform well, despite a market correction in October and increased volatility late in the period due to problems in many Asian markets. Shares of large company stocks posted the strongest gains during the period. Those gains did broaden out somewhat during the period to include shares of some smaller firms.

We continued to take a bottom-up approach to stock selection, looking for good values. We also took a very diversified approach toward managing the Portfolio. We did not bet on the fortunes of any particular sector. Near year end, our portfolio was broadly diversified with money across eight sectors with the approximate allocations: 24% in consumer growth stocks; 21% in interest sensitive stocks such as banks and financial institutions; 15% in industrial cyclicals; 14% in technology stocks; 13% in consumer staples stocks; 6% in energy stocks; 4% in capital goods stocks; and 3% in consumer cyclicals.

As the investment environment changed throughout the period, we purchased shares of select technology companies that traded at attractive prices. We also found opportunities among certain consumer staples stocks, as well as shares of drug makers and industrial cyclical companies. We reduced the Portfolio's exposure to energy stocks and capital goods stocks. Those sectors performed very well recently and appeared to be overvalued relative to the market.

Looking ahead, we will continue to carefully select stocks that appear undervalued. Currently, such stocks included medical and drug stocks, financial services companies and technology firms. We also will continue to maintain a broadly diversified portfolio, giving investors exposure to various sectors of the stock market without taking excessive or unnecessary risks.

TIMOTHY S. ENGELBRECHT
Portfolio Manager
Mississippi Valley Advisors


 TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
 As of 12/31/97

                                                               % of portfolio
--------------------------------------------------------------------------------
 Albertson's, Inc.                                             2.3%
--------------------------------------------------------------------------------
 First Data Corp.                                              2.2
--------------------------------------------------------------------------------
 Computer Associates International, Inc.                       2.1
--------------------------------------------------------------------------------
 Solutia, Inc.                                                 2.1
--------------------------------------------------------------------------------
 Avery-Dennison Corp.                                          2.1
--------------------------------------------------------------------------------
 Automatic Data Processing, Inc.                               2.1
--------------------------------------------------------------------------------
 Cendant Corp.                                                 2.1
--------------------------------------------------------------------------------
 Pepsico, Inc.                                                 2.1
--------------------------------------------------------------------------------
 Chase Manhattan Corp.                                         2.0
--------------------------------------------------------------------------------
 PMI Group, Inc. (The)                                         2.0
--------------------------------------------------------------------------------

                  GROWTH & INCOME EQUITY PORTFOLIO, MANAGED BY
                MISSISSIPPI VALLEY ADVISORS VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)


                                    [CHART]

MVA G&I vs S&P500 plot points

                   10000     10000
"Sep-97"           10772     10749
"Dec-97"           10826     11058



                                                     Total Return(1)
--------------------------------------------------------------------------------
                                                   Since inception(+)
--------------------------------------------------------------------------------
Growth and Income Equity
Portfolio, managed by MVA                                 8.26%**
--------------------------------------------------------------------------------
S&P 500 Index(2)                                         10.58%
--------------------------------------------------------------------------------

**Portfolio commenced operations on 7/1/97.

+ Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth and Income Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

EQUITY INCOME PORTFOLIO                            For the period ended 12/31/97
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

The overall stock market environment was generally very favorable during the period. Factors contributing to the stocks' strong performance were continued corporate earnings growth, low interest rates and low inflation. The flow of money into the stock market was also steady during the period, driven primarily by individuals contributing to 401(k) plans.

We take a very disciplined, value-oriented approach to stock selection, focusing on shares that offer attractive yields and are selling at low prices relative to the stock's actual worth.

The Russell 1000 Value Index is our benchmark, so the Portfolio consists primarily of high-quality, large-company stocks.

The financial services sector offered some of the best investment opportunities during the period, as these stocks benefited from low interest rates and consolidation within the banking industry. For example, we bought shares of Core States Financial, a regional bank that has since received buyout offers from other institutions. Those offers helped boost the stock's price. We also increased the Portfolio's weighting in utility stocks, from approximately 5% to 10%, to take advantage of these stocks' higher yields. Two recent purchases in this sector were Baltimore Gas & Electric and Union Electric. We were underweighted in the telecommunications sector during the period because we felt that the competition in the industry might hurt corporate profits. However, we found good values in shares of SBC Communications, Bell Atlantic and U.S. West.

Looking forward, we anticipate low inflation and low interest rates, making for predictable corporate earnings growth. In that favorable environment, we will continue to focus on individual stock selection, looking for value in stocks that haven't taken part in group moves.

GREGORY A. GLIDDEN
Portfolio Manager
Mississippi Valley Advisors

 TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
 As of 12/31/97

                                                            % of portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 American Home Products Corp.                               2.5%
--------------------------------------------------------------------------------
 PNC Bank Corp.                                             2.4
--------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                   2.4
--------------------------------------------------------------------------------
 Federal National Mortgage Association                      2.3
--------------------------------------------------------------------------------
 Dresser Industries, Inc.                                   2.3
--------------------------------------------------------------------------------
 Mellon Bank Corp.                                          2.2
--------------------------------------------------------------------------------
 U.S. West Communications Group                             2.2
--------------------------------------------------------------------------------
 National City Corp.                                        2.1
--------------------------------------------------------------------------------
 Frontier Corp.                                             2.1
--------------------------------------------------------------------------------
 Newell Co.                                                 2.1
--------------------------------------------------------------------------------

                       EQUITY INCOME PORTFOLIO, MANAGED BY
                  MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 1000(2)
                           Growth Based on $10,000(+)


                                    [CHART]

MVA equity inc vs Russell 1000 plot points

               10000    10000
"Sep-97"       10900    10873
"Dec-97"       11269    11200

--------------------------------------------------------------------------------
                                                    Total Return(1)
--------------------------------------------------------------------------------
                                                   Since inception(+)
Equity Income Portfolio,
managed by MVA                                          12.69%**
--------------------------------------------------------------------------------
Russell 1000(2) Index                                   12.00%
--------------------------------------------------------------------------------

**Portfolio commenced operations on 7/1/97.

(+) Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Equity Income Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

BALANCED PORTFOLIO                                 For the period ended 12/31/97
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

The Portfolio is designed for those investors who want exposure to both equities and fixed-income securities. Looking back over the last year, the Portfolio's performance was affected by trends in both the stock and bond markets.

Stocks continued to perform well during the period, with shares of large-company stocks posting the biggest gains. The Portfolio typically seeks out undervalued shares of companies with strong earnings growth potential. High valuations in the stock market caused us to take a relatively defensive position in stocks. We emphasized shares of industrial cyclical stocks and consumer staples stocks. These sectors of the market typically hold up well when overall stock prices decline. We also reduced the Portfolio's holdings in oil and energy services stocks.

In the fixed-income markets, prices of longer-term bonds declined through March due to concerns that strong economic growth could lead to rising inflation. Bond prices rose during most of the rest of the period, however, as such concerns diminished.

The bond portion of the Portfolio is based on the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. The Portfolio invested mainly in high-quality Treasury securities and mortgage-backed securities, as well as some bonds issued by corporations.

The Portfolio typically invests about 50% to 60% of its assets in stocks, with the remainder in bonds. During the period, we reduced the Portfolio's stock allocation from around 60% of assets to roughly 58%. That decision was based largely on the possibility of declining corporate profits going forward. Approximately 40% of the Portfolio's assets were invested in bonds, while cash equivalents made up the remaining 10%.

We will remain cautiously optimistic about the stock market's prospects, and we may increase the Portfolio's equity holdings to around 60% of assets in the months ahead. Whatever happens, we will carefully monitor the financial markets and make any necessary changes to the Portfolio that may help to enhance returns or reduce risk.



PETER MERZIAN
Portfolio Manager
Mississippi Valley Advisors


 TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
 As of 12/31/97

                                                            % of portfolio
--------------------------------------------------------------------------------
 U.S. Treasury Note 7.250%, 5/15/04                         8.4%
--------------------------------------------------------------------------------
 U.S. Treasury Note 6.625%, 5/15/07                         8.2
--------------------------------------------------------------------------------
 U.S. Treasury Note 6.375%, 8/15/02                         7.9
--------------------------------------------------------------------------------
 U.S. Treasury Note 6.375%, 5/15/00                         3.9
--------------------------------------------------------------------------------
 Government National Mortgage
    Association 7.000%, 7/20/27                             3.8
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage
    Corp. 6.500%, 1/01/12                                   3.8
--------------------------------------------------------------------------------
 Federal National Mortgage
    Association 6.000%, 3/01/11                             3.6
--------------------------------------------------------------------------------
 Government National Mortgage
    Association 6.500%, 3/15/24                             3.4
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                          1.4
--------------------------------------------------------------------------------
 Networks Associates, Inc.                                  1.4
--------------------------------------------------------------------------------

                         BALANCED PORTFOLIO, MANAGED BY
                 MISSISSIPPI VALLEY ADVISORS VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)


                                    [CHART]

MVA balanced vs S&P500 plot points

             10000     10000
"Sep-97"     10510     10749
"Dec-97"     10601     11058

--------------------------------------------------------------------------------
                                                  Total Return(1)
--------------------------------------------------------------------------------
                                                 Since inception(+)
--------------------------------------------------------------------------------
Balanced Portfolio,
managed by MVA                                         6.01%**
--------------------------------------------------------------------------------
S&P 500 Index(2)                                      10.58%
--------------------------------------------------------------------------------

**Portfolio commenced operations on 7/1/97.

(+) Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Balanced Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

SMALL CAP EQUITY PORTFOLIO                         For the period ended 12/31/97
MANAGED BY MISSISSIPPI VALLEY ADVISORS
Letter to Policyholders

Small-company shares underperformed large-company stocks during the first few months of the period. In April, however, a strengthening dollar and earnings disappointments by large companies such as Coca-Cola and Gillette contributed to a shift in favor of small-company stocks. From April 25 to September 30, 1997, small-company shares gained 35% versus 24% for the S&P 500. But, in the fourth quarter, uncertainty over economic turmoil in Asia caused investors to seek safety in shares of large, well-established companies. As a result, small-company stocks underperformed again. Overall, 1997 marked the third straight year that small-company stocks underperformed large-company stocks.

We were able to find excellent values in several areas of the market. For instance, we acquired shares of broadcast companies SFX and Evergreen Media. The Portfolio also benefited when two of our technology holdings were acquired by larger companies: Verifone was bought by Hewlett-Packard and Network General was acquired by McAfee Associates.

Some of our earlier investment also contributed to the Portfolio's strong performance in the third quarter. For example, we sold SFX and Evergreen Media after their stock prices had climbed more than 50%. The market's shift away from small-company stocks in the fourth quarter created more buying opportunities for the Portfolio. Technology stocks in particular were hit very hard in the fourth quarter, allowing us to add shares of carefully selected companies such as software maker SPSS, semiconductor and capital goods manufacturer CFM Technology and computer-based systems company SBS Technology.

We believe that small-company stocks will continue to provide excellent values. They offer lower price-to-earnings ratios, lower price-to-book values and more growth potential than large-company stocks. What's more, we expect the three-year trend of small-company stocks' under performance to reverse itself at some point. This means the values we find now have good potential for price appreciation. We will continue to seek out the best values in the small-cap universe, using careful bottom-up, stock-by-stock security analysis.



ROBERT J. ANTHONY
Portfolio Manager
Mississippi Valley Advisors


 TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
 As of 12/31/97

                                                            % of portfolio
--------------------------------------------------------------------------------
 National Data Corp.                                        2.3%
--------------------------------------------------------------------------------
 Canadaigua Wine Co. Inc.                                   2.2
--------------------------------------------------------------------------------
 Minerals Technologies, Inc.                                2.2
--------------------------------------------------------------------------------
 Cognos, Inc.                                               2.0
--------------------------------------------------------------------------------
 Hanna (M.A.) Co.                                           2.0
--------------------------------------------------------------------------------
 Sungard Data Systems, Inc.                                 2.0
--------------------------------------------------------------------------------
 Networks Associates, Inc.                                  2.0
--------------------------------------------------------------------------------
 R.P. Scherer Corp.                                         2.0
--------------------------------------------------------------------------------
 Zebra Technologies Corp.                                   1.9
--------------------------------------------------------------------------------
 Mobile Telecommunications Technologies Corp.               1.8
--------------------------------------------------------------------------------

                     SMALL CAP EQUITY PORTFOLIO, MANAGED BY
                  MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 2000(2)
                           Growth Based on $10,000(+)


                                    [CHART]

MVA small cap vs Russell 2000 plot points

               10000    10000
"Sep-97"       11190    11488
"Dec-97"       10486    11103


--------------------------------------------------------------------------------
                                                    Total Return(1)
--------------------------------------------------------------------------------
                                                   Since inception(+)
--------------------------------------------------------------------------------
Small Cap Equity Portfolio,
managed by MVA                                            4.86%**
--------------------------------------------------------------------------------
Russell 2000(2)                                          11.03%
--------------------------------------------------------------------------------

**Portfolio commenced operations on 7/1/97.

(+) Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 is a capitalized weighted index including 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

BOND DEBENTURE PORTFOLIO                             For the year ended 12/31/97
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

The Portfolio posted a solid return during the past year as the country had another year of economic growth, low inflation and a favorable interest-rate environment. Particularly beneficial to the portfolio's strong performance were the Portfolio's overweightings in the telephone, media and energy sectors. The Portfolio was also positively impacted by holdings of high-yield bonds in industrial sectors, such as paper, chemicals and steel. Robust U.S. economic growth provided significant increases in corporate profitability, which resulted in improved credit ratings and strong gains for many of our holdings. Our commitment to fundamental research is proving more meaningful as the financial markets have little tolerance for earnings shortfalls. While U.S. Treasury and mortgage securities provided good total returns (in the 9.0%-9 1/2% range) during the year, they did not match the significantly higher total returns earned by high-yield and convertible securities.

Our outlook for 1998 is for the economy to slow considerably, with growth falling to 2% or less in the later half of the year. We expect inflation to remain moderate. Our economic forecasts bode well for the convertible and high-yield bond markets and should provide our management team an opportunity to uncover value using our in-depth research process. We remain watchful of the weaknesses in the Asian markets, but are encouraged by the fact that most of our holdings do not have high exposure in the Asian economies. We will continue to seek opportunities in the emerging markets of Latin America, particularly Mexico, where our value-based investments have recently provided strong gains for the portfolio. At this time, we are emphasizing the domestic high-yield sector as these securities should benefit from low interest rates and a stable U.S. economy.



                                  [Pie Chart]

DISTRIBUTION OF HOLDINGS
As of 12/31/97

U.S. Government  Convertibles  High Yield  Equities
    13.89%          19.70%       62.65%      3.76%

We are pleased that you chose to make the Bond-Debenture Portfolio a part of your investment strategy and look forward to assisting you with your financial goals in the future.

  TOP 10 HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                               % of portfolio
  -----------------------------------------------------------
  U.S. Treasury Notes (7.50%, 5/15/02)                  7.10%
  -----------------------------------------------------------
  FNMA (7.50%, 5/01/27)                                 3.82
  -----------------------------------------------------------
  FNMA (8.50%, 2/01/05)                                 2.97
  -----------------------------------------------------------
  Teleport Communications Group Inc. (0%, 7/01/07)      2.33
  -----------------------------------------------------------
  NL Inds (0%, 10/15/05)                                1.90
  -----------------------------------------------------------
  Orbital Sciences (cvt 5%, 10/01/02)                   1.21
  -----------------------------------------------------------
  Iron Mountain Inc. (10.125%, 10/01/06)                1.05
  -----------------------------------------------------------
  Flores & Rucks (9.75%, 10/01/06)                      1.05
  -----------------------------------------------------------
  L-3 Communications (10.375%, 5/01/07)                 1.04
  -----------------------------------------------------------
  Leiner Health Products Group (9.625%, 7/10/07)        1.02
  -----------------------------------------------------------

  PORTFOLIO FACTS
  As of 12/31/97

  Duration                                      5.96 years
  --------------------------------------------------------
  Average Yield                                 8.03%
  --------------------------------------------------------
  Average Coupon                                7.73%
  --------------------------------------------------------





CHRISTOPHER J. TOWLE
Portfolio Manager
Lord, Abbett & Co.

          BOND DEBENTURE PORTFOLIO MANAGED BY LORD ABBETT VS. INDICES(2)
                             Growth Based on $10,000 +

                                    [Graph]

LA bond deb vs indices plot points

         10000    10000    10000    10000
"6/97"   10202    10103    10068    10124
         10718    10482    10303    10312
"12/97"  11359    10945    10601    10624
         11433    11106    10682    10568
"6/97"   12148    11586    11532    10949
         12779    12131    12540    11313
"12/97"  13053    12327    12387    11646

-------------------------------------------------------------
                                    Average Annual Return(1)
-------------------------------------------------------------
                                   1 Year  Since inception(+)
-------------------------------------------------------------
Bond Debenture Portfolio
managed by Lord Abbett             15.63%               17.28%
--------------------------------------------------------------
First Boston High Yield Index(2)   12.63%               13.37%
--------------------------------------------------------------
Salomon Brothers Broad
Investment High Grade Index(2)      9.62%                9.58%
--------------------------------------------------------------
Merrill Lynch Convertible Index(2) 17.86%               14.32%
--------------------------------------------------------------


(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Bond Debenture Portfolio managed by Lord Abbett and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. You may not directly invest in any of these indices. The indices do not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

MID-CAP VALUE PORTFOLIO                            For the period ended 12/31/97
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

In an environment of continuing economic growth, low inflation and rising stock market averages, the Portfolio continued to rely on careful stock selection in seeking superior performance. (The Mid-Cap Value Portfolio was first offered on November 7, 1997. Initial investing occurred August 20, 1997. Therefore, this letter covers an abbreviated fiscal year.) The Portfolio does not seek to emphasize particular sectors, but to focus on investing in those companies we believe offer the best value in the mid-capitalization sector (companies with market capitalizations ranging from $500 million to $5 billion). At the close of the year, the Portfolio had strong exposure to the insurance, specialty chemical and electric power sectors only because we located a number of companies offering exceptional value in those sectors.

Over the coming year, we expect economic growth to slow and inflation to remain moderate. As such, the yield on the benchmark 30-year U.S. Treasury bond is likely to drop to 5 1/2% later in 1998. We are watchful of the currency crises in Asia, but believe the absence of inflationary pressures in the U.S., combined with the virtual elimination of the Federal budget deficit, bodes well for the equity markets. Overall, we will continue to seek out value opportunities, focusing on those companies with the potential for relatively strong, predictable earnings in the economic environment we are forecasting.

We will temper our optimism with a note of caution. The stock market has provided handsome returns over each of the past three years. Investors should recognize that these returns are above historical norms and may be difficult to duplicate going forward. We continue to believe that active portfolio management and research driven stock selection will provide you the best opportunity for strong returns in the mid-cap market.

We remain committed to helping you achieve your long-term financial goals. Thank you for the confidence you have placed in us.

  TOP 10 HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                               % of portfolio
  -----------------------------------------------------------
  Tricon Global Restaurants                     2.5%
  -----------------------------------------------------------
  Humana                                        2.5
  -----------------------------------------------------------
  Pencorp Financial                             2.4
  -----------------------------------------------------------
  Adobe Systems                                 2.4
  -----------------------------------------------------------
  Everest Reinsurance                           2.4
  -----------------------------------------------------------
  NGC Corporation                               2.4
  -----------------------------------------------------------
  Fruit of the Loom                             2.4
  -----------------------------------------------------------
  Niagara Mohawk                                2.3
  -----------------------------------------------------------
  Proffitt's Inc.                               2.3
  -----------------------------------------------------------
  Hasbro                                        2.3
  -----------------------------------------------------------

EDWARD VON DER LINDE
Portfolio Manager
Lord, Abbett & Co.

    MID-CAP VALUE PORTFOLIO MANAGED BY LORD ABBETT VS. RUSSELL MIDCAP INDEX2
                             Growth Based on $10,000(+)


                                  [Line Graph]

LA mid cap vs Russell mid cap plot points
         10000    10000
"9/97"   10440    10564
"12/97"  10490    10624

---------------------------------------------------
                                    Total Return(1)
---------------------------------------------------
                                 Since inception(+)
---------------------------------------------------
Mid-Cap Value Portfolio
managed by Lord Abbett                     4.90%*
---------------------------------------------------
Russell Midcap Index(2)                   6.24%
---------------------------------------------------


 *  Portfolio commenced operations on 8/20/97.
(+) Index is shown from the first full month since Portfolio's inception.

(1)"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Mid-Cap Value Portfolio managed by Lord Abbett and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2)The Russell Midcap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

LARGE CAP RESEARCH PORTFOLIO                       For the period ended 12/31/97
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

Over the quarter, the stock market rallied off its October low against a backdrop of strong economic growth and low inflation. (The Large Cap Research Portfolio was first offered on November 7, 1997. Initial investing occurred August 20, 1997. Therefore, this letter covers an abbreviated fiscal year.) The Portfolio's performance can be attributed to its exposure to the stocks of select financial companies (such as banks), utilities (including electric and regional telephone companies) and consumer noncyclicals (stocks of companies whose performance is not directly tied to economic conditions).

Over the coming year, we expect an environment of slowing economic growth, continued moderate inflation and declining long-term interest rates. We continue to emphasize the financial, utility and consumer noncyclical sectors, which we believe offer good value. Overall, we will continue to seek out value opportunities, focusing on those companies with the potential for relatively strong predictable earnings in the economic environment we are forecasting.

The yield on the benchmark 30-year U.S. Treasury bond is likely to decline to 5 1/2% later in 1998 as the economy slows. We are watchful of the currency crises in Asia, but believe the absence of inflationary pressures in the U.S., combined with the virtual elimination of the Federal budget deficit, bodes well for both the bond and equity markets.

We temper our optimism with a note of caution. The stock market has rewarded investors with returns in excess of 20% in each of the past three years. Investors should recognize that these returns are above historical norms and may be difficult to duplicate going forward. We continue to believe that active portfolio management and research driven stock selection will provide you the best opportunity for attractive returns in the large cap market.

We remain committed to helping you achieve your long-term financial goals. Thank you for the continued confidence you have placed in us.

  TOP 11 HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                              % of portfolio
  ----------------------------------------------------------
  Cigna Corp.                                 2.8%
  ----------------------------------------------------------
  First Energy Corp.                          2.1
  ----------------------------------------------------------
  Washington Mutual, Inc.                     2.1
  ----------------------------------------------------------
  Carolina Power & Lights Co.                 2.1
  ----------------------------------------------------------
  Citicorp                                    2.1
  ----------------------------------------------------------
  Alltel Corp.                                2.0
  ----------------------------------------------------------
  Baltimore Gas and Electric Co.              1.9
  ----------------------------------------------------------
  Deere & Co.                                 1.9
  ----------------------------------------------------------
  Cinergy Corp.                               1.9
  ----------------------------------------------------------
  Fort James Corp.                            1.9
  ----------------------------------------------------------
  American Home Products Corp.                1.9
  ----------------------------------------------------------


ROBERT MORRIS
Portfolio Manager
Lord, Abbett & Co.

    LARGE CAP RESEARCH PORTFOLIO MANAGED BY LORD ABBETT VS. S&P 500 INDEX(2)
                             Growth Based on $10,000(+)

                                  [Line Graph]

LA lg cap vs S&P500 plot points
         10000    10000
"9/97"   10040    10547
"12/97"  9926     10850

--------------------------------------------------------
                                       Total Return(1)
--------------------------------------------------------
                                      Since inception(+)
--------------------------------------------------------
   Large Cap Research Portfolio
   managed by Lord Abbett                      (0.74%)*
   -----------------------------------------------------
   S&P 500 Index (2)                            8.50%
--------------------------------------------------------

 *  Portfolio commenced operations on 8/20/97.

(+) Index  is shown from first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Research Portfolio managed by Lord Abbett and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns for the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

DEVELOPING GROWTH PORTFOLIO                        For the period ended 12/31/97
MANAGED BY LORD, ABBETT & CO.
Letter to Policyholders

Despite an environment of strong economic growth and subdued inflation, the fourth quarter was generally difficult for small capitalization growth stocks. (The Developing Growth Portfolio was first offered on November 7, 1997. Initial investing occurred August 20, 1997. Therefore, this letter covers an abbreviated fiscal year.) Trade uncertainties brought on by the volatility in the Asian markets, sharp price declines in oil-service stocks and broad-based troubles in the technology sector all contributed to the overall lag in small-cap performance relative to large-caps. Despite this environment, the portfolio enjoyed good relative performance by emphasizing research-driven stock selection. Our goal is to focus on those small, dynamic companies whose underlying strengths position them to withstand downswings in the market. The result: a portfolio of stocks that we believe should offer above-average growth rates over the long term.

We seek to broadly diversify the portfolio, in an attempt to reduce risk. Recent purchases have included a number of innovative small companies in the technology, computer software, retail and health services sectors. These companies were added in recognition of their leading market positions in their respective industries as well as their potential to perform well in the slowing economic environment we are forecasting.

Over the coming year, we expect slowing economic growth, continued moderate inflation and declining long-term interest rates. While small-capitalization stocks have underperformed their large-capitalization counterparts over the last several quarters, we continue to believe that investing in the small-cap growth arena will prove rewarding over the long term due to the superior earnings growth potential these companies offer.

We remain committed to helping you achieve your long-term financial goals. Thank you for the confidence you have placed in us.

  TOP 10 HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                                % of portfolio
  ------------------------------------------------------------
  Information Management Resources, Inc.        5.5%
  ------------------------------------------------------------
  Orbital Sciences Corp.                        4.7
  ------------------------------------------------------------
  Computer Learning Centers, Inc.               4.3
  ------------------------------------------------------------
  McGrath Rentcorp                              4.2
  ------------------------------------------------------------
  Technitrol, Inc.                              3.6
  ------------------------------------------------------------
  Stage Stores, Inc.                            3.6
  ------------------------------------------------------------
  Vintage Petroleum, Inc.                       3.0
  ------------------------------------------------------------
  Cellstar Corp.                                2.8
  ------------------------------------------------------------
  Matthews International Corp. Class A          2.5
  ------------------------------------------------------------
  Infocus Systems, Inc.                         2.3
  ------------------------------------------------------------


STEPHEN J. MCGRUDER
Portfolio Manager
Lord, Abbett & Co.

  DEVELOPING GROWTH PORTFOLIO MANAGED BY LORD ABBETT VS. RUSSELL 2000 INDEX(2)
                             Growth Based on $10,000(+)


                                  [Line Graph]

LA dev grow vs Russell 2000 plot points
         10000    10000
"9/97"   11190    10732
"12/97"  10552    10373

-----------------------------------------------------
                                    Total Return(1)
-----------------------------------------------------
                                   Since inception(+)
-----------------------------------------------------
Developing Growth Portfolio
managed by Lord Abbett                      5.52%*
-----------------------------------------------------
Russell 2000 Index(2)                       3.73%
-----------------------------------------------------


 *  Portfolio commenced operations on 8/20/97.

(+) Index is shown from the first full month since Portfolio's inception.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Developing Growth Portfolio managed by Lord Abbett and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 is a capitalized weighted index including 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

SELECT EQUITY PORTFOLIO                              For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

During the first half of 1997, the market suffered a setback when the Federal Reserve raised the Fed Funds rate by 25 basis points from 5.25% to 5.50%. Volatility increased as expectations of future Fed tightenings strengthened, however, the rate remained steady as all indicators pointed to continued low inflation, a cooling economy, and strong earnings growth. Fueled by a favorable economy, interest rates and corporate earnings news, the stock market surged 17.44% in the second quarter.

The stock market changed its course in the second half of 1997 as the fifty largest stocks underperformed the small and mid cap by a wide margin for the first time in years. However, the Asian financial crisis stunned the US equity market in October, with aftershocks reverberating throughout the remainder of the period. The trend towards a broadening market seen in the third quarter was abandoned as investors sought safety in the large cap, more liquid stocks.

Our approach to investing, which avoids dependence on the strength of a few stocks or industry sectors, can underperform the broader market when buying is heavily focused on certain subsets of the market. Since inception, our investment strategy involved maintaining our sector neutral approach coupled with a continued focus on individual stock selection with an emphasis on holding a highly diversified selection of value stocks.

The biggest contributions to performance in the first half of the year came from stockpicking in the retail and drugs sector, with Worldcom and Toys R' Us as two examples of stocks that have positively impacted performance. The telephone and basic industry sectors positively contributed throughout the second half of 1997. However, the service industry sector was the biggest contributor to relative performance for the fourth quarter and calendar year with stocks such as Tele Communications and TCI Ventures. These two issues were among the top five performers across the entire portfolio in 1997. Stock selections in the energy, multi-industry, and technology sectors were negative contributors to performance during the year.

We use fundamental research to identify stocks which are underpriced relative to their longer-term ability to grow earnings and generate cash flow. As such, we sometimes buy stocks that are temporarily out of favor. Our investments in cable stocks, which we overweighted significantly during the year, serve as a case in point. Going into 1997, these stocks had languished for three years as hopes for a 500-channel universe, video-on-demand, cable-based telephone and industry consolidation seemed to have faded. During this period, regulators reduced basic rates twice; meanwhile, Direct Broadcast Satellite competition increased significantly. Desperate, the cable industry embarked on an extremely ambitious capital investment program, plunging cash flow into negative territory. This year also saw the successful launch of high-speed data, digital cable, and other new service initiatives, validating recent infrastructure investments. The confluence of these events fueled the dramatic reversal and outperformance of stocks such as TCI, TCI Ventures and Time Warner.

We will continue to invest in attractively valued stocks where we have a high degree of confidence in our forecasts, where we can identify events that can cause value to be realized, and that offer a good risk-reward profile.


  TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
  As of 12/31/97
                                                % of portfolio
  ------------------------------------------------------------
  Tosco                                         3.3%
  ------------------------------------------------------------
  Merck & Co. Inc.                              2.9
  ------------------------------------------------------------
  MCI Communications                            2.7
  ------------------------------------------------------------
  Warner Lambert Co.                            2.6
  ------------------------------------------------------------
  Anheuser Busch Cos. Inc.                      2.5
  ------------------------------------------------------------
  Tele Communications                           2.5
  ------------------------------------------------------------
  Cooper Industries                             2.4
  ------------------------------------------------------------
  United Healthcare Corp.                       2.3
  ------------------------------------------------------------
  Procter & Gamble                              2.2
  ------------------------------------------------------------
  IBM Corp.                                     2.2
  ------------------------------------------------------------


MICHAEL J. KELLY
Portfolio Manager
J.P. Morgan Investment Management Inc.

                       SELECT EQUITY PORTFOLIO, MANAGED BY
             J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX(2)
                             Growth Based on $10,000(+)



                                  [Line Graph]

JPM Select equity vs S&P500 plot points
         10000    10000
"Jun-96" 9851.57  10288
         10004.2  10601
"Dec-96" 10837.2  11482
         10932    11808
"Jun-97" 12966    13870
         14372    14909
"Dec-97" 14224    15337


--------------------------------------------------------
                               Average Annual Return(1)
--------------------------------------------------------
                              1 Year  Since inception(+)
--------------------------------------------------------
Select Equity Portfolio,
managed by JPMIM              31.55%        23.74%
--------------------------------------------------------
S&P 500 Index(2)              33.36%        29.25%
--------------------------------------------------------


(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

SMALL CAP STOCK PORTFOLIO                            For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

During 1997, the Russell 2000 was able to produce a robust return of 22.4% and continue its streak of returning greater than 16% for the third consecutive year. However, 1997 proved to be a tremulous year for the small cap market with volatility rising to levels not seen since 1987. In somewhat of a seesaw fashion, the strong results in the second and third quarters were significant enough to offset the negative results in the first and fourth quarters. The first quarter was the worst quarter for the Russell as speculation mounted over the Fed's need to raise interest rates causing investors to seek safety in larger capitalization issues. This trend was reversed in the second quarter as the Russell produced its largest quarterly gain since March of 1991. The rise in small cap stocks continued in the third quarter as they outperformed the S&P 500 by more than 7%. In the fourth quarter, the market once again got jittery and punished small cap stocks as fears grew over the financial crisis in Asia.

Within the Russell 2000 Index, the value sectors outperformed growth sectors by 9.8% in the quarter and by 18.9% in the one year period. Utilities and banks were the best performing sectors in the fourth quarter, while technology, basic industry, and drugs underperformed.

In both the third and fourth quarters the Portfolio outperformed the Russell 2000 by a substantial margin, leaving the Portfolio ahead of the benchmark for the one year period. Not only did the Portfolio outperform the benchmark, on a competitive basis, the Portfolio continues to look better and better in this volatile market. The best performing sectors in the Portfolio included technology hardware, banks and health services. Orbital Sciences was the best performing stock in the portfolio and we continue to see Orbital as one of the most attractive stocks in the technology sector. In December, Orbital successfully launched eight satellites, which are a significant part of a global communication network that it is building. The network, ORBCOMM, is designed to provide nearly continuous low cost monitoring, tracking and messaging communications coverage over most of the Earth's surface. Subscribers will be able to use inexpensive communicators to send and receive short messages, high priority alerts and other information, such as the location and condition of automobiles, trucks, industrial equipment, shipping vessels and other remote assets.

The sectors detracting from performance included consumer stable, miscellaneous finance, and transportation. American Pad and Paper was one of the portfolio's largest negative contributors to performance as it fell 22.6%. The company announced an earnings disappointment and attributed it to the competitive pricing environment in its commodity envelope business. We continue to like American Pad and Paper and have increased our position during this weakness.

The 1998 forecast is similar to a year ago: We continue to believe that small cap stocks are attractive relative to large cap stocks for two reasons: (1) improved relative valuation due to prolonged underperformance relative to large cap stocks, and (2) the likelihood of a strengthening or at a minimum stable dollar.



TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  Capital RE Corp.                             2.9%
-------------------------------------------------------------
  DR Horton                                    2.9
-------------------------------------------------------------
  Commercial Metals                            2.3
-------------------------------------------------------------
  Dekalb Genetics Corp.                        2.3
-------------------------------------------------------------
  Intermet Corp.                               1.7
-------------------------------------------------------------
  Renaissance RE Holdings Ltd.                 1.5
-------------------------------------------------------------
  Mueller Industries Inc.                      1.4
-------------------------------------------------------------
  Wabash National Corp.                        1.3
-------------------------------------------------------------
  Central Louisiana Electric                   1.2
-------------------------------------------------------------
  Bank United Corp.                            1.2
-------------------------------------------------------------

JAMES B. OTNESS
Portfolio Manager
J.P. Morgan Investment Management Inc.

                      SMALL CAP STOCK PORTFOLIO, MANAGED BY
              J.P. MORGAN INVESTMENT MANAGEMENT VS. RUSSELL 2000(2)
                             Growth Based on $10,000(+)

                                  [LINE CHART]

JPM small cap vs Russell 2000 plot points

              10000     10000
"Jun-96"      9955.36   9967
              10091.4   10001
"Dec-96"      10825.3   10521
              10089     9977
"Jun-97"      11630     11595
              13371     13320
"Dec-97"      13135     12874

------------------------------------------------------------
                                 Average Annual Return(1)
------------------------------------------------------------
                                 1 Year   Since inception(+)
------------------------------------------------------------
Small Cap Stock Portfolio,
managed by JPMIM                 20.89%       17.72%
------------------------------------------------------------
Russell 2000(2)                  22.40%       16.40%
------------------------------------------------------------




(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 is a capitalized weighted index including 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

INTERNATIONAL EQUITY PORTFOLIO                       For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

Returns from the major equity markets continued to diverge widely in December. European stocks surged, helped by falling long term interest rates and continued optimism over the prospects for corporate profits as a result of the strengthening U.S. Dollar. Over the year, the Italian, German and Swiss markets showed the strongest returns gaining 33.6%, 23.3% and 43.2% respectively.

Asian equity markets continued to struggle. In Japan, stocks suffered a decline of -24.2% in 1997, with a string of disappointing economic statistics emphasizing the poor outlook for corporate profits. The government's package of tax cuts was poorly received and falling stock prices continued to threaten the health of many second-line banks and brokerage companies.

Country allocation decisions in the portfolio contributed positively throughout most of the year. Overweight positions in Germany and France both proved beneficial while underweighting Japan and Malaysia relative to the benchmark contributed positively to performance. The decision to underweight the Swiss market during the second quarter suppressed performance. In addition, our underweighting Hong Kong during the second quarter detracted from performance as this market was very strong during this time period. However, our underweight position helped during the fourth quarter, as the Hong Kong market was negatively affected by the turmoil in Asia.

Stock selection in Germany had a positive impact on performance, particularly the overweight position in Krupp Hoesch. Our overweight position in Volkswagen contributed positively as it outperformed its sector following settlement with General Motors. However, we have since reduced our position in Volkswagen as this company underperformed during the fourth quarter. In the UK, our underweight position in British Gas and overweight position in Sears detracted from performance. Stock selection in France contributed positively with the Portfolio's holding in Lagarderc (media sector) which outperformed due to defense deals and merger speculation. Another contributor in France was Societe Generale (banking sector) which experienced better than expected results. The Portfolio benefitted from the Japanese stock, Sony (electronics) as strong sales in the U.S. contributed to fuel its upward move. Its music entertainment subsidiary also generated better than expected profits. In contrast, favoring Nissan Motor detracted from performance as it experienced slow domestic sales due to a recent tax hike.

                                  [PIE CHART]

FOREIGN INVESTMENT BY COUNTRY
As of 12/31/97

  UK     Japan  Germany France  Netherlands  Italy  Australia  Spain  Switzerland  Other
 25.0%   14.6%   12.4%   10.1%     4.5%       5.8%    6.2%      3.3%    7.2%        10.9%

Currency allocation decisions added to results. The U.S. Dollar strengthened against both the Yen and European currencies, as a robust U.S. economy led to an increase in both short and long term rates. The overweight U.S. Dollar position versus the Yen, boosted performance, as the Yen weakened from 120.73 to 130.02 versus the U.S. Dollar at the end of the year.

Looking ahead, most international equity markets appear fully valued, but there is still potential for further gains particularly in Europe. Profit expectations are still rising and, with signs of stronger domestic demand and continued enthusiasm for corporate restructuring, further positive surprises are still possible.

In the Pacific, Australian and New Zealand stocks offer the best value. Domestic economic conditions are improving here too, although the expected slump in Asian economies will have some offsetting impact. In Japan the near term outlook remains very difficult and, although stock prices are much more reasonable, the best companies still appear expensive in international comparisons.

The Portfolio remains overweight in the UK and Germany. In addition, we continue to emphasize Australia and New Zealand. Japanese positions have been reduced further to a clear underweighting versus the benchmark.

ANNE RICHARDS
Portfolio Manager
J.P. Morgan Investment Management Inc.

  INTERNATIONAL EQUITY PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
                             VS. MSCI EAFE INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE CHART]

JPM int equity vs MSCI EAFE plot points

                10000    10000
"Jun-96"        10172.4  9876
                10149.3  9871
"Dec-96"        10859.8  10036
                11032    9859
"Jun-97"        12003    11146
                12090    11074
"Dec-97"        11491    10214

----------------------------------------------------------------
                                    Average Annual Return(1)
----------------------------------------------------------------
                                    1 Year    Since inception(+)
----------------------------------------------------------------
International Equity Portfolio,
managed by JPMIM                    5.96%         8.67%
----------------------------------------------------------------
MSCI EAFE Index(2)                  1.99%         1.28%
----------------------------------------------------------------

(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE) is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

QUALITY BOND PORTFOLIO                               For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

Throughout 1997, the U.S. economy continued to grow at above trend levels and unemployment moved to cyclical lows. Income, consumption and confidence measures, generally, remained robust as well. In spite of an ongoing drift upward in wage rates, inflation at both the wholesale and retail levels remained remarkably benign.

In managing the Quality Bond Portfolio, we make three key decisions to add value. First, we determine the Portfolio's duration, which is a measure of the Portfolio's sensitivity to changes in interest rates. The Portfolio's duration, which averaged approximately a quarter year longer than the Salomon Investment Grade Bond index, enhanced performance and partially offset the poor showing of the spread sectors.

Secondly, we allocate the Portfolio's assets across the broad sectors of the fixed income market, including governments, corporates, high-yield, emerging market debt, international bonds, and mortgage-backed securities. During most of the year, the Portfolio's performance benefited from our decision to overweight mortgage backed securities and investment grade corporates while maintaining an underweight position in U.S. Treasuries. This decision, particularly our underweighted position in U.S. Treasuries, negatively affected the Portfolio at the end of the year. The volatility in Asia consequently spilling into markets worldwide, caused a 'flight to quality' with many investors. Another positive contributor to performance was our moderate increase in the high-yield allocation.

Finally, we select individual securities for the Portfolio. Securities are selected on a daily basis by our portfolio managers, with substantial input from four fixed income analysts and traders. Security selection continued to add value during the year. The Portfolio maintained its focus on high-quality issues, keeping the average credit quality of its holdings between AA and AAA.

We have reduced the Portfolio's position in mortgages and callable corporate securities, as they have become particularly vulnerable with the fall in rates. As we believe the volatility in the financial markets will not dissipate any time soon, we have increased the Portfolio's holdings in U.S. Treasury securities. The Portfolio remains strategically overweighted in the spread sectors, although to a lesser degree.



Harriet T. Huber
Portfolio Manager
J.P. Morgan Investment Management Inc.

                                  [PIE CHART]

DISTRIBUTION BY S&P RATING*
As of 12/31/97

Treasury  Cash  Agency    AAA     AA       A      BBB     BB
  23.1%   10.9%   27.8%   9.2%    1.4%    12.8%   13.4%   1.4%

* % of holdings

      QUALITY BOND PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
            VS. SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE GRAPH]

JPM qual bond vs Salomon plot points

                10000   10000
"Jun-96"        10095   10124
                10140   10312
"Dec-96"        10577   10624
                10488   10568
"Jun-97"        10845   10949
                11190   11313
"Dec-97"        11495   11646

-----------------------------------------------------------
                                Average Annual Return(1)
-----------------------------------------------------------
                                1 Year   Since inception(+)
-----------------------------------------------------------
Quality Bond Portfolio,
managed by JPMIM                 9.06%         8.87%
-----------------------------------------------------------
Salomon Brothers BIG(2)          9.62%         9.58%
-----------------------------------------------------------

(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Salomon Brothers Broad Investment Grade Bond Index (BIG) is a market-capitalized weighted index which includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

LARGE CAP STOCK PORTFOLIO                            For the year ended 12/31/97
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT
Letter to Policyholders

The S&P 500 rose 33.36% in 1997, capping an unprecedented three consecutive years of above 20% returns. Despite spectacular returns, the market was again relatively concentrated in 1997. Only 43% of the S&P 500 stocks outperformed the index last year, compared with an average of 48% since 1971. The market has been more concentrated in the last three years than any other time since the "nifty fifty" era of the early 1970's. Further, the largest 50 stocks in the S&P 500 outperformed the smallest 450 by 5.6% in 1997.

Strong stock selection within the drug and consumer stable sectors contributed significantly to the portfolio's performance in 1997. The single most successful decision was to underweight Merck (+35%), which lagged the sector return of 54%. That allowed us to overweight Schering Plough (+95%) and Warner Lambert (+68%). Schering had been a neglected stock with solid management and an enormously successful allergy drug, Claritin. Warner had two of the most successful drug launches ever this year with Lipitor (a cholesterol drug) and Rezulin (a diabetes drug), far exceeding analysts' sales estimates. The stock gave back some of its gains in December due to side effects related to Rezulin, but remains attractive.

In the consumer stable sector, Procter and Gamble was the best performer. P&G's success last year can be attributed to their ability to grow sales while simultaneously improving distribution efficiency of their product line, helping to keep inventory levels down. A strong management team gives us confidence in their ability to continue their success.

Stock selection in the telephone and health service sectors detracted from performance last year and can be attributed to two stocks: AT&T and Columbia Healthcare. AT&T (underweight in the portfolio), a laggard in the first half of 1997, has rallied on the cost-cutting reputation of its new CEO Michael Armstrong, and the prospects of a merger as industry consolidation continues. Indeed, in the first week of January a deal was reached with Teleport representing a bid to penetrate the local phone markets. Shares of Columbia Healthcare came under pressure early last year when federal investigators began scrutinizing their medicare billing practices.

The Cova Large Cap Stock Portfolio uses valuation rankings that are generated by our team of 26 equity research analysts. The Portfolio avoids the lowest ranked stocks (most overvalued) in each sector of the market, and redistributes the weight across the most undervalued stocks. Portfolio characteristics and sector weights are matched to the index, leaving stock selection as the sole source of incremental return.

Going forward, we will continue to invest in attractively valued stocks where we have a high degree of confidence in our forecasts, where we can identify events which can cause value to be realized, and which offer a compelling risk-reward profile.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  Exxon                                        2.5%
-------------------------------------------------------------
  Merck & Co.                                  2.5
-------------------------------------------------------------
  Intel                                        2.4
-------------------------------------------------------------
  Bristol Myers Squibb                         2.2
-------------------------------------------------------------
  Philip Morris Cos. Inc.                      2.1
-------------------------------------------------------------
  General Electric Co.                         2.1
-------------------------------------------------------------
  IBM Corp.                                    2.1
-------------------------------------------------------------
  Procter & Gamble                             2.0
-------------------------------------------------------------
  American International Group                 1.7
-------------------------------------------------------------
  SBC Communications, Inc.                     1.5
-------------------------------------------------------------

JAMES WIESS
Portfolio Manager
J.P. Morgan Investment Management Inc.

                      LARGE CAP STOCK PORTFOLIO, MANAGED BY
             J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE CHART]
JPM large cap vs S&P500 plot points

                10000     10000
"Jun-96"        10237.4   10288
                10419.8   10601
"Dec-96"        11467.3   11482
                11724     11808
"Jun-97"        13863     13870
                14902     14909
"Dec-97"        15238     15337

------------------------------------------------------------
                               Average Annual Return(1)
------------------------------------------------------------
                               1 Year     Since inception(+)
------------------------------------------------------------
Large Cap Stock Portfolio,
managed by JPMIM               33.25%         28.66%
------------------------------------------------------------
S&P 500 Index(2)               33.36%         29.25%
------------------------------------------------------------

(+) Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

QUALITY INCOME PORTFOLIO                             For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

1997 was one big roller coaster ride for many market participants. The U.S. treasury curve flattened almost 50 basis points as the yield on two year treasuries went from a 5.87 to a 5.64, and the long bond went from a 6.64 yield to a yield of 5.92 on December 31st. Throughout most of the year, the market was on "Fed Watch", as many expected another tightening should inflation ever pick up. Well, inflation remained under control, and subsequently, the Fed stayed on hold.

The mortgage-backed sector was definitely a star performer in 1997, posting an excess return of 121 basis points relative to the treasuries. Despite the drop in yields, mortgage backed securities performed extremely well due to stable prepayments, and the continued fall in volatility. Looking ahead to 1998, we are cautious on the mortgage sector and feel that prepayment speeds will pick up due to the drop in yields.

After performing extremely well for 3/4 of the year, Investment grade corporates gave up most, if not all of their gains once the Asian crisis hit the market in October. Investment grade corporates ended the year with a return of -.29%, the first year since 1990 that they had posted a negative return. Leading the way down was the Yankee sector, as names such as Korea Development Bank widened more than 400 basis points since October 1st.

                                  [PIE CHART]

DISTRIBUTION BY MOODY'S RATING
As of 12/31/97

AA1       AA2
0%        0%

AAA     AA3     A1      A2      A3     BAA1    BAA2    BAA3     BA1
13%     2%      7%      11%     6%      16%     15%     21%     9%

Due to the economic turmoil in Asia, we feel the growth rate in the U.S. economy will slow somewhat in 1998. Consequently, the corporate market should show mixed results throughout the year and thus, we feel a more defensive posture is warranted. We feel the portfolio is positioned well for these conditions, as we have continued and will continue to emphasize credit quality in the selection process.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  Yale                                         5.1%
-------------------------------------------------------------
  Chase                                        4.6
-------------------------------------------------------------
  NGC Corp Cap Trust                           4.6
-------------------------------------------------------------
  Bank of New York                             4.5
-------------------------------------------------------------
  USX                                          4.5
-------------------------------------------------------------
  Panenergy                                    4.2
-------------------------------------------------------------
  LCI                                          4.2
-------------------------------------------------------------
  USA Waste                                    4.2
-------------------------------------------------------------
  Gap Inc.                                     4.2
-------------------------------------------------------------
  Hydro Quebec                                 4.1
-------------------------------------------------------------

ROBERT J. HICKEY
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

         QUALITY INCOME PORTFOLIO MANAGED BY VAN KAMPEN AMERICAN CAPITAL
             VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE GRAPH]

VKM quality income vs Lehman plot points

                10000     10000
                9915.07   9885
"Jun-90"        10208     10241
                10280.9   10303
"Dec-90"        10819     10828
                11046     11120
"Jun-91"        11215.9   11288
                11837.9   11937
"Dec-91"        12516.2   12574
                12316.4   12386
"Jun-92"        12791.8   12887
                13485.3   13517
"Dec-92"        13486.7   13528
                14159     14157
"Jun-93"        14566.3   14582
                15127.7   15064
"Dec-93"        15042     15020
                14532.2   14550
"Jun-94"        14339.2   14369
                14367.1   14440
"Dec-94"        14391.6   14493
                15032.1   15215
"Jun-95"        16075.3   16202
                16380.2   16512
"Dec-95"        17194.2   17282
                16826.7   16877
"Jun-96"        16912.4   16957
                17150.5   17256
"Dec-96"        17663.3   17783
                17051     17630
"Jun-97"        17622     18270
                18146     18911
"Dec-97"        18687     19519

----------------------------------------------------------------
                                     Average Annual Return(1)
----------------------------------------------------------------
                            1 Year   5 Years  Since inception(+)
----------------------------------------------------------------
Quality Income Portfolio
managed by VKAC             9.08%    7.05%         8.17%
----------------------------------------------------------------
Lehman Brothers
Gov't/Corp. Bond Index(2)   9.76%    7.61%         8.72%
----------------------------------------------------------------

(+)Performance is shown from first full month since inception (1/1/90).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Income Portfolio managed by Van Kampen American Capital (VKAC) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Lehman Brothers Government/Corporate Bond Index is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-Federal Corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate non-convertible, domestic debt of the four domestic major corporate classifications; industrial, utility, financial and Yankee bond. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

VKAC GROWTH AND INCOME PORTFOLIO                     For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

1997 provided investors with another solid year of investment performance, but not without more volatility than what we've seen during the last several years. Certain fundamentals and events eroded the overall market near yearend and held down many specific sectors and stocks. These conditions notwithstanding, the portfolio overall was well positioned and provided investors with another excellent return.

In review, we look back in surprise at the continued strength of the sectors. While at the end of the year, this sector began to show weakness due primarily to events associated with Asia, banks have been significant outperformers over the last three years. BankAmerica has shown an increasing commitment to increasing their return on assets and was up in excess of 40% for the year.

Over the year, we did make some significant moves in our healthcare holdings. Mainly, we realigned the holdings based on valuations while keeping the sector weighting roughly the same. We added to our position of SmithKline Beecham, which is one of the portfolio's larger holdings. They have one of the best pharmaceutical distribution networks and are undervalued relative to a peer of domestic U.S. companies. We have great expectations of them.

We still continue to have significant holdings in techs because they have a high growth rate relative to the GDP. We added to our position in IBM, which is now one of the largest holdings. We're seeing an acceleration of their revenue growth and a commitment to hitting their earnings. The biggest surprise in this group was ATT. The price of the stock bottomed at $35 in July and was selling at $65 at year-end. This was exceptional and unexpected performance out of a stock that most people didn't like. We were selling off our position during the first half of the year, but as we saw the change coming, we added shares and were able to capture some of the gains.

We did reduce our oil exposure based on the price of oil and valuations. Texaco, another large holding, did fine and was outperforming the group until the oil stocks started selling off near the end of the year. Texaco is more oil sensitive than some of the other oil companies because they sold off their chemical operations and joint ventured some of their refining and marketing operations. It's a stock that's done well since we've held it. A related holding is McDermott, an oil service and energy related company. We began accumulating McDermott at about $18 near the end of '96 and we recently began selling the stock nearly double that because we couldn't make a case for it on a valuation basis. The price of McDermott's stock was relatively unchanged for years but a management change signaled a buying opportunity for us.

Worthy of mention is Philip Morris, another of the larger holdings in the portfolio. We have not added to our position while the stock has underperformed due to uncertainty of the pending tobacco settlement. However, we do expect a conclusive settlement to come about soon. At that point, it should be in a position to advance, which is why we are still holding a large position in the stock.

Looking ahead for 1998, certain fundamental and technical indicators seem to be slowing down the change of the bull market we've enjoyed for so long. That does not mean we'll be seeking shelter during the year, however, it does mean we will be more cautious and selective. We'll be far more critical when looking at balance sheets, cash flows, and how companies are getting their cash flows. Clearly, earnings and the financial stability of a company's ability to generate cash is more important now than at the beginning of a cycle.

  TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
  As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  International Business Machines Corp.         2.6%
-------------------------------------------------------------
  Philip Morris Companies, Inc.                 2.5
-------------------------------------------------------------
  SmithKline Beecham Plc. (ADR)                 2.3
-------------------------------------------------------------
  BankAmerica Corp.                             2.1
-------------------------------------------------------------
  Texaco, Inc.                                  2.0
-------------------------------------------------------------
  Chase Manhattan Corp.                         1.8
-------------------------------------------------------------
  Pharmacia & Upjohn, Inc.                      1.5
-------------------------------------------------------------
  BankBoston Corp.                              1.5
-------------------------------------------------------------
  Pacificare Health Systems, Inc. Class B       1.5
-------------------------------------------------------------
  YPF Sociedad Anonima (ADR)                    1.5
-------------------------------------------------------------

JAMES A. GILLIGAN
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

                   VKAC GROWTH AND INCOME PORTFOLIO MANAGED BY
                VAN KAMPEN AMERICAN CAPITAL VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)

                                  [LINE CHART]
VKM G&I vs S&P500 plot points

                10000   10000
"Jun-92"        9750    9851
                9962    10159
"Dec-92"        10569   10673
                11226   11143
"Jun-93"        11527   11193
                12143   11480
"Dec-93"        12234   11747
                11746   11304
"Jun-94"        11342   11347
                11858   11900
"Dec-94"        11634   11895
                12498   13057
"Jun-95"        13581   14297
                14862   15424
"Dec-95"        15948   16351
                16737   17230
"Jun-96"        17082   17997
                17466   18545
"Dec-96"        18998   20086
                18377   20678
"Jun-97"        21114   24288
                22343   26107
"Dec-97"        22659   26857

------------------------------------------------------
                              Average Annual Return(1)
------------------------------------------------------
                    1 Year  5 Year  Since inception(+)
------------------------------------------------------
VKAC Growth and
Income Portfolio
managed by Van
Kampen American
Capital             24.98%    16.48%       15.45%
------------------------------------------------------
S&P 500 Index(2)    33.36%    20.27%       19.36%
------------------------------------------------------

(+) Performance is shown from first full month since inception (6/1/92).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the VKAC Growth and Income Portfolio managed by Van Kampen American Capital and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

MONEY MARKET PORTFOLIO                               For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

The first quarter of 1997 was marked by a 25 basis point tightening in the Federal Funds rate at the end of March. The Federal Reserve Board raised the overnight bank rate from 5.25% to 5.50% on fears of excess demand in the economy. Concerns that this was the first of a series of tightenings by the Fed played havoc with the market. We shortened the weighted average maturity of the fund to 28 days by the end of the first quarter.

The Fed watching continued into the spring as a strong economy led many to believe the Federal Reserve Board would act preemptively before inflation roared out of control. The yield on the 1-year Treasury bill peaked for the year at 6.07% in late April. A tight job market failed to produce expected inflation however. Many began to believe that the economy could clip along at a healthy pace without Fed intervention. One year Treasury bill yields fell more than 40 basis points to yield a 5.60% by the end of summer. We extended the Fund's average maturity to 70 days during August.

The short term yield curve began to flatten substantially during the fall. Value could no longer be found by purchasing longer dated paper. Therefore the fund began to concentrate on paper that matured in 90 days or less. Direct issue commercial paper provided the greatest value to the fund, with yield spreads averaging 30 basis points above their treasury counterparts.

Turmoil in Asia dominated the market at the end of the year. Due to a flight to quality, money poured into the U.S. treasury market from home and abroad. Yields on treasury bills fell below the 5.50% level.

The strategy of the Portfolio remains to achieve competitive yield by investing in only the highest rated and most liquid of securities.

In the future, we will continue to monitor the situation in Asia. Any recourse in the Far East may lead to increased demand in the U.S. and the threat of inflation. We will maintain a neutral position in the Portfolio until a clearer picture on the economy materializes.



REID HILL
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.


                                  [PIE CHART]

PORTFOLIO BY SECTOR
As of 12/31/97

Government/Agency  Repurchase Agreement  Bankers Acceptances  Commercial Paper  Municipal Obligations
     20.55%              1.05%                 18%                  47.7%              12.7%

STOCK INDEX PORTFOLIO                                For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

World equity returns continued their impressive ascent in 1997 and while many countries were able to outperform U.S. equity market returns this year, domestic investors have little cause for complaint. The U.S. equity market, as measured by the S&P 500, posted a 33.36% increase in 1997 - marking the first time that market returns exceeded 20% in three consecutive years. In fact, the S&P 500 provided a total return of roughly 120% over the last three years. Favorable conditions including moderate economic growth, decelerating inflation, declining interest rates, solid corporate earnings gains and strong cash-flows into equity mutual funds have undoubtedly been at the root of the market's advance.

An analysis of the nature of the equity market rallies over the past three years provides some insight to the current outlook for 1998. In 1995, equity market returns were largely driven by a 193 basis point decline in long-term interest rates and an 18% increase in corporate earnings. In contrast, long-term rates rose by 69 basis points in 1996 and corporate profits grew by a more modest 8%. The 1996 rally owed much credit to record investor flows into equity mutual funds as well as an increase in investors' willingness to take on more risk in their search for performance. The 1997 rally was generated by a combination of factors seen in 1995 and 1996. Specifically, long-term interest rates declined by 72 basis points, corporate profits grew by 12% and investor flows into equity mutual funds remained strong. In the fourth quarter, however, investors grew more risk adverse in response to significant increases in volatility brought about by the Asian crisis.

As we enter 1998, and the economy enters its eighth consecutive year of expansion, market fears of an economic slowdown brought about by the Asian crisis remain a reality. Whatever the catalyst, many analysts expect the U.S. economy to decelerate from its current pace. Corporate profit growth is expected to decline to 7% in 1998 and investors may have an increasingly difficult time purchasing all but the highest quality issues exhibiting consistent growth. This is especially true given the recent pick-up in market volatility. In 1997, volatility of the S&P 500 reached 18% -- just below the long-term average of 19%. In the five-year period preceding 1997, the average annual level of volatility averaged only 10%. With corporate profit growth slowing and investors becoming increasingly risk adverse, equity market returns will likely be more heavily dependent on interest rate improvement to bolster valuations.

We believe that many of the fundamental underpinnings that have supported the equity markets in the past three years remain in place. However, investors should take note of the challenges that lie ahead and adjust their expectations regarding market performance to more closely approximate long-term averages. As such, we believe the Stock Index Portfolio will continue to offer favorable returns in the year ahead.

  TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
  As of 12/31/97

                                                % of portfolio
--------------------------------------------------------------
  General Electric Co.                          3.05%
--------------------------------------------------------------
  Coca-Cola                                     2.11
--------------------------------------------------------------
  Microsoft                                     1.97
--------------------------------------------------------------
  Exxon                                         1.93
--------------------------------------------------------------
  Merck                                         1.64
--------------------------------------------------------------
  Royal Dutch Petroleum                         1.48
--------------------------------------------------------------
  Intel Corp.                                   1.47
--------------------------------------------------------------
  Philip Morris                                 1.39
--------------------------------------------------------------
  Procter & Gamble                              1.38
--------------------------------------------------------------
  IBM                                           1.26
--------------------------------------------------------------

PETE PAPAGEORGAKIS, CFA
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corporation

          STOCK INDEX PORTFOLIO MANAGED BY VAN KAMPEN AMERICAN CAPITAL
                              VS. S&P 500 INDEX(2)
                           Growth Based on $10,000(+)

VKM stock index vs. S&P500  plot points

                10000     10000
"Dec-91"        10570     11143
                10279.4   10865
"Jun-92"        10470.3   11066
                10763.8   11412
"Dec-92"        11219     11989
                11627.2   12517
"Jun-93"        11685.5   12573
                11948     12896
"Dec-93"        12230.8   13196
                11710.9   12697
"Jun-94"        11715.8   12746
                12222     13367
"Dec-94"        12156     13362
                13364.4   14667
"Jun-95"        14762.6   16060
                16188.2   17326
"Dec-95"        17451.4   18367
                18410.6   19355
"Jun-96"        19256     20216
                19821.4   20832
"Dec-96"        21631.8   22563
                21035.9   22234
"Jun-97"        24652.1   27290
                26435.9   29334
"Dec-97"        27200.7   30176

--------------------------------------------------------------
                           Average Annual Return(1)
--------------------------------------------------------------
                         1 Year    5 Year   Since inception(+)
--------------------------------------------------------------
Stock Index Portfolio
managed by VKAC          32.91%    19.36%        18.71%
--------------------------------------------------------------
S&P 500 Index(2)         33.36%    20.27%        19.91%
--------------------------------------------------------------

(+) Performance is shown from first full month since inception (12/1/91).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Stock Index Portfolio managed by Van Kampen American Capital (VKAC) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

HIGH YIELD PORTFOLIO                                 For the year ended 12/31/97
MANAGED BY VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
Letter to Policyholders

The High Yield Portfolio posted a solid return in 1997. The gain was greater than that of US Treasury bonds, but lagged the overall US equity market due to several factors. First, the general economic conditions were favorable, with modest growth and low inflation. Second, the technical condition of the high yield market continued to be strong as money poured into high yield mutual funds at a record pace last year. Also, a number of Collateralized Bond Obligations
(CBOs) entered the market during 1997 causing another source of strong demand for high yield instruments.

We have six analysts working full time researching the credit quality of our high yield bond holdings and prospective investments. Our investment selection process continued to provide good results during the period evidenced by the fact that we were able to avoid defaults among the companies held in the portfolio. We also experienced gains from positive developments such as mergers with higher quality companies as well as tender offers for bonds held.

Due to the economic turmoil in Asia, we feel the growth rate in the US economy will slow somewhat in 1998. Consequently, the high yield market should show mixed results throughout the year and we feel a more defensive posture is warranted. The portfolio is positioned to perform well under these conditions as reflected by underweighting bonds in cyclical industries and emphasizing quality in the selection process.

ANNE LORSUNG
Portfolio Manager
Van Kampen American Capital
Investment Advisory Corp.

TOP 10 LONG-TERM HOLDINGS BY MARKET VALUE
As of 12/31/97

                                               % of portfolio
-------------------------------------------------------------
  IXC Communications                           2.5%
-------------------------------------------------------------
  Millicom                                     2.4
-------------------------------------------------------------
  Selmer                                       2.3
-------------------------------------------------------------
  Communications & Power                       2.0
-------------------------------------------------------------
  American Standard                            2.0
-------------------------------------------------------------
  Time Warner (Pfd. stock)                     2.0
-------------------------------------------------------------
  ISP Holdings                                 1.9
-------------------------------------------------------------
  Fonorola                                     1.8
-------------------------------------------------------------
  Dan River Inc.                               1.8
-------------------------------------------------------------
  Petroleum Heat & Power                       1.8
-------------------------------------------------------------

                                  [PIE CHART]

DISTRIBUTION BY MOODY'S RATING
As of 12/31/97

Aaa     Ba       B      NR
2.3%    24.3%   68.4%   5%

           HIGH YIELD PORTFOLIO MANAGED BY VAN KAMPEN AMERICAN CAPITAL
               VS. SALOMON BROTHERS HIGH YIELD INDEX-COMPOSITE(2)
                           Growth Based on $10,000(+)

                                  [LINE GRAPH]

VKM hi yield vs Salomon plot points

                10000   10000
                10073   9706
"Jun-90"        10458   10090
                10173   9200
"Dec-90"        10186   9252
                11358   11065
"Jun-91"        11908   11786
                12577   12546
"Dec-91"        13064   13251
                14313   14244
"Jun-92"        14606   14808
                15473   15473
"Dec-92"        15554   15674
                15859   16690
"Jun-93"        17653   17471
                17988   17873
"Dec-93"        18972   18548
                18691   18068
"Jun-94"        18498   17910
                18254   18218
"Dec-94"        18114   17887
                18907   19235
"Jun-95"        19804   20559
                20486   21211
"Dec-95"        21137   22131
                21610   22376
"Jun-96"        21936   22562
                22738   23528
"Dec-96"        23588   24619
                23892   24599
"Jun-97"        24733   25816
                25680   27044
"Dec-97"        26328   27837

--------------------------------------------------------------
                                  Average Annual Return(1)
--------------------------------------------------------------
                        1 Year    5 Years  Since inception(+)
--------------------------------------------------------------
High Yield Portfolio
managed by VKAC         11.54%    11.03%        12.83%
--------------------------------------------------------------
Salomon Brothers
High Yield Index(2)     14.27%    12.40%        13.64%
--------------------------------------------------------------

(+)Performance is shown from first full month since inception (1/1/90).

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Yield Portfolio managed by Van Kampen American Capital (VKAC) and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Salomon Brothers High Yield Index-Composite tracks the composite high yield market excluding issues with less than 7 years maturity. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

KPMG Peat Marwick LLP

REPORT OF INDEPENDENT AUDITORS


The Board of Trustees
Cova Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio, High Yield Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio, portfolios of Cova Series Trust (the Trust), as of December 31, 1997 and the related statements of operations for the year then ended (for the period from August 20, 1997, commencement of operations, to December 31, 1997 for Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio; and for the period from July 1, 1997, commencement of operations, to December 31, 1997 for Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio) and statements of changes in net assets for each of the years in the two-year period then ended (for the year ended December 31, 1997 and the period from April 2, 1996, commencement of operations, to December 31, 1996 for Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio; for the period from August 20, 1997, commencement of operations, to December 31, 1997 for Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio; and for the period from July 1, 1997, commencement of operations, to December 31, 1997 for Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio) and the financial highlights for each of the years in the five-year period then ended (for the year ended December 31, 1997 and the period from May 1, 1996, date of initial public offering, to December 31, 1996 for Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio; for the period from August 20, 1997, commencement of operations, to December 31, 1997 for Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio; and for the period from July 1, 1997, commencement of operations, to December 31, 1997 for Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio, High Yield Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio, as of December 31, 1997, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated above in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP

Boston, Massachusetts
February 6, 1998

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
COMMON STOCKS - 95.2%
AEROSPACE & DEFENSE - 0.5%
Orbital Sciences Corp. * ....................................     10,700      $   318,325
                                                                               ----------

AIRLINES - 0.5%
ASA Holdings, Inc. ..........................................     10,600          301,438
                                                                               ----------

AUTOMOTIVE - 3.5%
Intermet Corp. ..............................................     53,800          941,500
Lithia Motors, Inc. Class A  * ..............................      8,800          129,800
Modine Manufacturing Co. ....................................      5,500          187,688
Sonic Automotive, Inc. * ....................................      6,700           64,488
Wabash National Corp. .......................................     26,000          739,375
                                                                               ----------
                                                                                2,062,851
                                                                               ----------
BANKING - 6.8%
Bank North Group, Inc. ......................................      7,900          507,575
Bank United Corp. ...........................................     13,600          665,550
BankUnited Financial Corp. Class A * ........................      2,500           38,516
Colonial Bancgroup, Inc. ....................................     12,800          440,800
Commercial Federal Corp. ....................................      5,650          200,901
Community First Bankshares, Inc. ............................      2,600          138,450
First Hawaiian, Inc. ........................................      3,900          155,025
First Republic Bank * .......................................      5,500          175,656
Flagstar Bancorp, Inc. ......................................      8,900          176,192
GBC Bancorp .................................................      3,700          235,875
Hamilton Bancorp, Inc. * ....................................      2,300           66,988
Interwest Bancorp, Inc. .....................................      4,200          158,550
Irwin Financial Corp. .......................................      3,900          163,313
National Commerce Bancorp ...................................     14,200          500,550
Sun Bancorp, Inc. * .........................................      1,300           42,575
Trustco Bank Corp. ..........................................     16,225          442,131
                                                                               ----------
                                                                                4,108,647
                                                                               ----------
BEVERAGES, FOOD & TOBACCO - 2.9%
American Italian Pasta Co. Class A * ........................      1,400           35,000
Beringer Wine Estates Holdings, Inc. (Series B) * ...........        800           30,400
Dekalb Genetics Corp. Class B ...............................     33,400        1,310,950
Kensey Nash Corp. * .........................................     20,900          347,463
                                                                               ----------
                                                                                1,723,813
                                                                               ----------
BUILDING MATERIALS - 0.1%
Rock of Ages Corp. * ........................................      3,000           46,500
                                                                               ----------

                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
CHEMICALS - 2.2%
Bush Boake Allen, Inc. * ....................................      8,900      $   233,069
General Chemical Group, Inc. ................................      3,700           98,975
Georgia Gulf Corp. ..........................................      3,400          104,125
Minerals Technologies, Inc. .................................      6,200          281,713
OM Group, Inc. ..............................................      1,800           65,925
Tetra Technologies, Inc. * ..................................     16,700          351,744
The Geon Co. ................................................      7,500          175,313
                                                                               ----------
                                                                                1,310,864
                                                                               ----------
COMMERCIAL SERVICES - 2.2%
Comfort Systems USA, Inc. * .................................      5,700          112,575
Equity Corporation International  * .........................      5,400          124,875
Hospitality Worldwide Services, Inc. * ......................      1,800           23,625
ONSALE, Inc. * ..............................................      7,500          135,000
Pinkertons, Inc. * ..........................................      9,150          215,025
ProMedCo Management Co. * ...................................      4,700           47,588
Service Experts, Inc. * .....................................      8,500          243,313
Steiner Leisure Ltd. * ......................................      5,950          183,706
Wackenhut Corrections Corp. * ...............................      4,000          107,500
Youth Services International, Inc. * ........................      6,500          101,969
                                                                               ----------
                                                                                1,295,176
                                                                               ----------
COMMUNICATIONS - 2.8%
ANTEC Corp. * ...............................................      2,000           31,250
Aspect Telecommunications Corp. * ...........................     10,500          219,188
Excel Switching Corp. * .....................................      6,400          114,400
Glenayre Technologies, Inc. * ...............................     17,000          167,875
ICG Communications, Inc. * ..................................      2,700           73,575
MetroNet Communications Corp. Class B * .....................      2,100           36,488
Natural Microsystems Corp. * ................................      6,700          310,294
Omnipoint Corp. * ...........................................     12,100          281,325
Premiere Technologies, Inc. * ...............................     12,000          331,500
Proxim, Inc. * ..............................................      9,400          106,631
                                                                               ----------
                                                                                1,672,526
                                                                               ----------
COMPUTER SOFTWARE & PROCESSING - 5.3%
Aspect Development, Inc. * ..................................      2,200          114,400
Avid Technology, Inc. * .....................................      7,100          189,925
Cognicase, Inc. * ...........................................      1,200           14,550
Computer Horizons Corp. * ...................................      1,800           81,000
CSG Systems International, Inc. * ...........................      2,300           92,000
Edify Corp. * ...............................................     18,500          346,875
Hypercom Corp. * ............................................      7,100          100,288

                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & PROCESSING - continued
Intergrated Systems, Inc. * .................................      4,700      $    64,625
International Network Services * ............................     13,600          314,500
MAPICS, Inc. * ..............................................     11,400          123,975
Mathsoft, Inc. * ............................................      2,200            6,050
Metro Informaton Services, Inc. * ...........................      6,600          183,150
Metromail Corp. * ...........................................     14,900          266,338
Pinnacle Systems, Inc. * ....................................      9,000          219,375
Radiant Systems, Inc. * .....................................      4,600          131,100
Remedy Corp. * ..............................................      6,700          140,700
Sapient Corp. * .............................................      4,300          263,375
Security First Network Bank * ...............................      1,600           11,600
Transaction Systems Architects, Inc. Class A * ..............      9,400          357,200
Viasoft, Inc. * .............................................      1,900           80,275
Visigenic Software, Inc. * ..................................      9,000           50,906
                                                                               ----------
                                                                                3,152,207
                                                                               ----------
COMPUTERS & INFORMATION - 1.0%
Bell & Howell Co. * .........................................      1,800           43,538
HMT Technology Corp. * ......................................     17,300          224,900
Infocus Systems, Inc. * .....................................      5,800          176,175
Raster Graphics, Inc. * .....................................      7,700           34,890
Sandisk Corp. * .............................................      1,700           34,531
SCM Microsystems, Inc. * ....................................      3,700           88,800
                                                                               ----------
                                                                                  602,834
                                                                               ----------
CONSUMER SERVICES - 0.2%
Education Management Corp. * ................................      4,100          127,100
                                                                               ----------

ELECTRIC UTILITIES - 2.6%
Central Hudson Gas & Electric ...............................     15,000          658,125
Central Louisiana Electric, Inc. ............................     21,900          709,013
Otter Tail Power Co. ........................................      5,200          198,250
                                                                               ----------
                                                                                1,565,388
                                                                               ----------
ELECTRICAL EQUIPMENT - 2.2%
American Residential Services, Inc. .........................     16,100          251,563
Applied Power Inc. Class A ..................................      4,800          331,200
BOLDER Technologies Corp. * .................................      7,700           74,113
MagneTek, Inc. * ............................................     33,900          661,050
                                                                               ----------
                                                                                1,317,926
                                                                               ----------
ELECTRONICS - 3.3%
8X8, Inc. * .................................................     11,300          123,594
Alliance Semiconductor Corp. * ..............................     12,400           56,575
ATMI, Inc. * ................................................      3,700           89,725

                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
ELECTRONICS - continued
Exar Corp. * ................................................      3,000      $    49,500
Galileo Technology Ltd. * ...................................      2,400           69,300
Input/Output, Inc. * ........................................     13,100          388,906
Integrated Device Technology, Inc. * ........................     27,300          257,644
Integrated Silicon Solution, Inc. * .........................     11,600           88,450
Itron, Inc. * ...............................................      6,400          115,200
Perceptron, Inc. * ..........................................      8,100          172,631
Quickturn Design Systems, Inc. * ............................     13,500          156,938
SDL Inc. * ..................................................     10,400          150,800
Sipex Corp. * ...............................................      3,800          114,950
WH Brady Co. Class A ........................................      4,100          127,100
                                                                               ----------
                                                                                1,961,313
                                                                               ----------
ENTERTAINMENT & LEISURE - 0.6%
Cinar Films, Inc. Class B * .................................      1,700           66,088
Imax Corp. * ................................................     11,900          261,800
N2K, Inc. * .................................................      1,000           14,625
Toymax International, Inc. * ................................      2,100           18,113
                                                                               ----------
                                                                                  360,626
                                                                               ----------
ENVIRONMENTAL CONTROLS - 0.5%
American Disposal Services, Inc. ............................      5,800          211,700
Sevenson Environmental Services, Inc. .......................      6,880           84,280
The Middleby Corp. * ........................................      2,400           18,750
                                                                               ----------
                                                                                  314,730
                                                                               ----------
FINANCIAL SERVICES - 1.7%
First Federal Financial Corp. * .............................      8,300          321,625
Hanover Capital Mortgage Holdings, Inc. .....................      2,500           41,250
Litchfield Financial Corp. ..................................     14,730          285,394
Ocwen Financial Corp. * .....................................      7,800          198,656
WFS Financial, Inc. * .......................................     14,400          162,000
                                                                               ----------
                                                                                1,008,925
                                                                               ----------
FOREST PRODUCTS & PAPER - 1.8%
American Pad & Paper Co. * ..................................     44,100          424,463
Caraustar Industries, Inc. ..................................     14,300          489,775
Universal Forest Products, Inc. .............................     12,700          173,038
                                                                               ----------
                                                                                1,087,276
                                                                               ----------
HEALTH CARE PROVIDERS - 2.1%
Alternative Living Services, Inc. * .........................      8,360          247,143
Paracelsus Healthcare Corp. * ...............................      9,100           30,713
Pediatrix Medical Group, Inc. * .............................      3,600          153,900
Renal Care Group, Inc. * ....................................      2,700           86,400


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS - continued
Renal Treatment Centers, Inc. * .............................      2,700      $    97,538
Sierra Health Services, Inc. * ..............................     14,900          501,013
Summit Care Corp. * .........................................      2,300           37,663
Sunrise Assisted Living, Inc. * .............................      2,300           99,188
                                                                               ----------
                                                                                1,253,558
                                                                               ----------
HEAVY MACHINERY - 0.7%
IDEXX Corp. .................................................     12,050          420,244
                                                                               ----------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.6%
Aaron Rents Inc. Class B ....................................     17,600          341,000
Bush Industries Class A .....................................     23,300          605,800
D.R. Horton, Inc. ...........................................     93,400        1,622,825
Ladd Furniture, Inc. * ......................................      4,000           60,000
Royal Appliance Manufacturing Co. * .........................      5,500           36,438
Stanley Furniture Co., Inc. * ...............................      3,800          105,925
                                                                               ----------
                                                                                2,771,988
                                                                               ----------
INDUSTRIAL - DIVERSIFIED - 0.5%
ABC Rail Products Corp. * ...................................      4,100           82,000
Shaw Group, Inc. * ..........................................      9,500          218,500
                                                                               ----------
                                                                                  300,500
                                                                               ----------
INSURANCE - 4.5%
Capital RE Corp. ............................................     26,800        1,663,275
Nationwide Financial Services, Inc. Class A .................      4,800          173,400
Renaissancere Holdings Ltd. .................................     19,300          851,613
                                                                               ----------
                                                                                2,688,288
                                                                               ----------
LODGING - 0.4%
Candlewood Hotel Co., Inc. * ................................     15,500          135,625
Extended Stay America, Inc. * ...............................      6,600           82,088
                                                                               ----------
                                                                                  217,713
                                                                               ----------
MEDIA - BROADCASTING & PUBLISHING - 1.0%
Banta Corp. .................................................     11,900          321,300
Ditgital Generation Systems * ...............................      2,300            5,750
PRIMEDIA, Inc. * ............................................     14,400          181,800
SJW Corp. ...................................................      1,700          102,850
                                                                               ----------
                                                                                  611,700
                                                                               ----------
MEDICAL SUPPLIES - 4.6%
Aspen Technologies, Inc. * ..................................      8,600          294,550
AutoCyte, Inc * .............................................      5,700           40,613
Cardiac Pathways Corp. * ....................................      3,800           26,600



                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------

MEDICAL SUPPLIES - continued
Closure Medical Corp. * .....................................      3,000      $    77,625
Computer Motion, Inc. * .....................................      3,600           37,800
Conceptus, Inc. * ...........................................      2,600           13,000
CONMED Corp. * ..............................................      4,400          115,500
Eclipse Surgical Tech, Inc. * ...............................     13,500           79,313
Endocardial Solutions, Inc. * ...............................      4,600           46,575
Focal, Inc. * ...............................................      1,900           20,188
Heartstream, Inc. * .........................................     13,200          141,075
Lifeline Systems, Inc. * ....................................      8,800          221,100
Mariner Health Group, Inc. * ................................     39,600          643,500
Novoste Corp. * .............................................      2,300           51,750
Physio-Control International Corp. * ........................      5,200           82,550
ResMed, Inc. * ..............................................      2,900           81,563
Sangstat Medical Corp. * ....................................     11,700          473,850
Sola International, Inc. * ..................................      7,300          237,250
Urologix, Inc. * ............................................      2,100           38,063
                                                                               ----------
                                                                                2,722,465
                                                                               ----------
MEDICAL & BIO-TECHNOLOGY - 0.4%
Arqule, Inc. * ..............................................      6,900          158,269
Tripos, Inc. * ..............................................      5,900           86,288
                                                                               ----------
                                                                                  244,557
                                                                               ----------
METALS - 5.3%
Amcast Industrial Corp. .....................................     15,600          357,825
Commercial Metals Co. .......................................     41,900        1,322,469
Mueller Industries * ........................................     13,500          796,500
Schnitzer Steel Industries, Inc. Class A ....................     15,800          445,363
Steel Technologies, Inc. ....................................     18,900          222,075
                                                                               ----------
                                                                                3,144,232
                                                                               ----------
OFFICE EQUIPMENT - 0.8%
CheckFree Corp. * ...........................................     10,800          291,600
P-Com, Inc. * ...............................................      9,800          169,050
                                                                               ----------
                                                                                  460,650
                                                                               ----------
OIL & GAS - 5.3%
Atmos Energy Corp. ..........................................     11,000          332,750
Bayard Drilling Technologies, Inc. * ........................      1,500           24,375
Hanover Compressor Co. * ....................................      6,900          141,019
IRI International Corp. * ...................................      3,000           42,000
Newfield Exploration Co. * ..................................     17,300          403,306
Ocean Energy, Inc. * ........................................      3,600          177,525
Patterson Energy, Inc. * ....................................      8,300          321,106



                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
OIL & GAS - continued
Plains Resource, Inc. * .....................................     15,900      $   273,281
Seacor Holdings, Inc. * .....................................      8,600          518,150
Snyder Oil Corp. ............................................     14,100          257,325
Vintage Petroleum, Inc. .....................................      5,700          108,300
Wicor, Inc. .................................................     12,300          571,181
                                                                              -----------
                                                                                3,170,318
                                                                              -----------
PHARMACEUTICALS - 4.9%
Applied Analytical Industries, Inc. * .......................     12,800          211,200
COR Therapeutics, Inc. * ....................................      2,500           56,250
First Alliance Corp. * ......................................      6,250          114,844
Henry Schein, Inc. * ........................................      2,000           70,000
Hubco, Inc. .................................................     12,140          474,978
Human Genome Sciences, Inc. * ...............................     14,000          556,500
Hyseq, Inc. * ...............................................      1,300           12,513
Incyte Pharmaceuticals, Inc. * ..............................     12,300          553,500
Kos Pharmaceuticals, Inc. * .................................     10,900          168,269
Ligand Pharmaceuticals Class B * ............................      4,600           59,225
Medi-Ject Corp. * ...........................................     13,500           27,000
Millennium Pharmaceuticals, Inc. * ..........................      4,800           91,200
Synaptic Pharmaceutical Corp. * .............................      1,500           16,313
Ventana Medical Systems, Inc. * .............................     31,400          478,850
Vical, Inc. * ...............................................      3,700           44,400
                                                                              -----------
                                                                                2,935,042
                                                                              -----------
REAL ESTATE - 8.1%
American General Hospitality Corp. (REIT) ...................     12,300          329,025
American Residential Investment Trust, Inc. (REIT) ..........      2,600           30,875
Amresco, Inc. * .............................................      4,700          142,175
Arden Realty Group, Inc. (REIT) .............................     14,600          448,950
Brandywine Realty Trust (REIT) ..............................      5,300          133,163
Burnham Pacific Properties, Inc. (REIT) .....................     12,900          197,531
Developers Diversified Realty Corp. (REIT) ..................      6,100          233,325
Entertainment Properties Trust (REIT) .......................      6,200          120,125
Gables Residential Trust (REIT) .............................     19,500          538,688
IMH Commercial Holdings, Inc. (REIT) ........................      2,800           49,700
Innkeepers USA Trust (REIT) .................................      3,400           52,700
Manufactured Home Communities, Inc. (REIT) ..................      6,500          175,500
National Golf Properties, Inc. (REIT) .......................      5,100          167,344
Oasis Residential, Inc. (REIT) ..............................     16,500          368,156
Post Properties, Inc. (REIT) ................................     13,167          534,909
Price REIT, Inc. (REIT) .....................................      5,100          208,781



                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
REAL ESTATE - continued
Sunstone Hotel Investors, Inc. (REIT) .......................      5,600      $    96,600
Tower Realty Trust, Inc. (REIT) .............................      5,000          123,125
TriNet Corporate Realty Trust, Inc. (REIT) ..................      8,000          309,500
Urban Shopping Centers, Inc. (REIT) .........................      4,000          139,500
Weeks Corp. (REIT) ..........................................     11,000          352,000
Westfield America, Inc. (REIT) ..............................      4,300           73,100
                                                                              -----------
                                                                                4,824,772
                                                                              -----------
RESTAURANTS - 1.2%
Applebee's International, Inc. ..............................      4,200           75,863
Friendly Ice Cream Corp. * ..................................      3,100           36,038
Papa John's International, Inc. * ...........................     12,300          428,963
Showbiz Pizza Time, Inc. * ..................................      6,700          154,100
                                                                              -----------
                                                                                  694,964
                                                                              -----------
RETAILERS - 4.7%
Central Garden & Pet Co. * ..................................      4,600          120,750
Charming Shoppes, Inc. * ....................................     17,900           83,906
CML Group, Inc. * ...........................................      9,300           30,806
Delia's, Inc. * .............................................      9,200          204,700
Garden Ridge Corp. * ........................................     39,600          564,300
Gymboree Corp. * ............................................     10,500          287,438
Lazare Kaplan International, Inc. * .........................      5,300           71,550
Let's Talk Cellular & Wireless, Inc. * ......................      3,000           30,750
One Price Clothing Stores, Inc. * ...........................     13,000           19,500
Pacific Sunwear of California * .............................      2,650           78,838
Party City Corp. * ..........................................     15,900          509,794
Penn Traffic Co. * ..........................................      6,200           51,150
ShopKo Stores, Inc. * .......................................      2,900           63,075
Sports Authority, Inc. (The) * ..............................      4,600           67,850
Urban Outfitters, Inc. * ....................................     33,500          611,375
                                                                              -----------
                                                                                2,795,782
                                                                              -----------
TELEPHONE SYSTEMS - 1.4%
American Communications Services, Inc. * ....................      8,900          114,031
Concentric Network Corp. * ..................................     13,400          118,925
Intermedia Communications, Inc. * ...........................      4,300          261,225
ITC DeltaCom, Inc. * ........................................      1,100           18,150
Mobile Telecommunications Technologies Corp. * ..............     13,600          299,200
NEXTLINK Communications, Inc. * .............................      1,500           31,969
                                                                              -----------
                                                                                  843,500
                                                                              -----------


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                      SHARES           (NOTE 1)
------------------------------------------------------------------------------------------
TEXTILES, CLOTHING & FABRICS - 0.8%
Ashworth, Inc. * ............................................     21,000      $   231,000
Collins & Aikman Corp. * ....................................     21,500          185,438
Tropical Sportswear International Corp. * ...................      2,900           29,000
Worldtex, Inc. * ............................................      5,700           45,244
                                                                              -----------
                                                                                  490,682
                                                                              -----------
TRANSPORTATION - 1.9%
Allied Holdings, Inc. * .....................................      9,800          187,425
American Freightways Corp. * ................................     14,900          147,138
Genesee & Wyoming Inc. Class A * ............................      9,400          219,725
Jevic Transportation, Inc. * ................................      1,500           24,188
Motor Cargo Industries, Inc. * ..............................      2,800           33,600
Werner Enterprises, Inc. ....................................     16,100          330,050
Willis Lease Finance Corp. * ................................     12,200          211,975
                                                                              -----------
                                                                                1,154,101
                                                                              -----------
WATER COMPANIES - 1.3%
E-Town Corp. ................................................     13,200          530,475
Southern California Water Co. ...............................     10,000          251,250
                                                                              -----------
                                                                                  781,725
                                                                              -----------
WHOLESALE - 0.0%
U.S.A. Floral Products, Inc. * ..............................      1,500           23,625
                                                                              -----------


TOTAL INVESTMENTS - 95.2%
(Cost $51,833,249)                                                             56,888,871

Other Assets and Liabilities (net) -  4.8%                                      2,868,197
                                                                              -----------

TOTAL NET ASSETS - 100.0%                                                     $59,757,068
                                                                              ===========



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

REIT - Real Estate Investment Trust




                       See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------
    PAR    SECURITY                                                                                                  VALUE
   AMOUNT  DESCRIPTION                                                        COUPON       MATURITY                 (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

           DOMESTIC BONDS AND DEBT SECURITIES - 81.9%
           ASSET BACKED - 6.7%
  $150,000 Caterpillar Asset Financial Trust ..............................    6.300%      05/25/02              $   151,068
   300,000 Chase Credit Card Master Trust .................................    6.300%      08/15/00                  302,673
   100,000 First Omni Credit Card Master Trust ............................    6.650%      09/15/03                  102,000
    51,982 Nationsbank Auto Owner Trust ...................................    6.125%      07/15/99                   52,068
   175,000 Premier Auto Trust .............................................    6.150%      03/06/00                  175,404
   200,000 Premier Auto Trust .............................................    6.050%      04/06/00                  200,258
   100,000 Sears Credit Account Master Trust ..............................    6.500%      10/15/03                  100,801
    75,350 World Omni Automobile Securitization Trust .....................    6.300%      06/25/02                   75,541
    89,117 World Omni Lease Trust .........................................    5.950%      11/15/02                   89,247
                                                                                                                 -----------
                                                                                                                   1,249,060
                                                                                                                 -----------
           CORPORATE BONDS - 19.8%
    60,000 Banc One Corp. .................................................    7.625%      01/15/26                   65,699
   200,000 Canadian Imperial Bank .........................................    6.200%      08/01/00                  200,599
   125,000 Clear Channel Communications, Inc. .............................    7.250%      10/15/27                  127,511
   100,000 Columbia Gas System, Inc. ......................................    7.620%      11/28/25                  103,913
   250,000 Columbus Southern Power ........................................    6.850%      10/03/05                  254,581
   250,000 Eastman Chemical Co. ...........................................    6.375%      01/15/04                  250,420
   100,000 Eastman Chemical Co. ...........................................    7.250%      01/15/24                  104,482
   225,000 FBS Capital, Inc. ..............................................    8.090%      11/15/26                  244,798
   225,000 Fleet Capital Ltd. .............................................    7.920%      12/11/26                  238,860
   225,000 Ingersoll-Rand Co. .............................................    6.391%      11/15/27                  231,136
   300,000 National Fuel Gas ..............................................    6.214%      08/12/27                  305,532
    60,000 Nationsbank Corp. ..............................................    7.250%      10/15/25                   63,316
   100,000 NGC Corp. ......................................................    7.625%      10/15/26                  108,306
   250,000 Oil Purchase Co. (144A)@ .......................................    7.100%      04/30/02                  250,385
   200,000 PacifiCorp .....................................................    6.750%      07/15/04                  205,262
   250,000 Sears Roebuck Acceptance Corp. .................................    6.930%      11/15/02                  256,833
   200,000 Suntrust Banks, Inc. ...........................................    7.375%      07/01/02                  209,373
    40,000 Tele-Communications, Inc. ......................................    7.875%      02/15/26                   43,052
   100,000 U.S. Cellular Corp. ............................................    7.250%      08/15/07                  102,214
   200,000 Western Resources, Inc. ........................................    6.875%      08/01/04                  203,948
   100,000 Worldcom, Inc. .................................................    7.750%      04/01/27                  109,925
                                                                                                                 -----------
                                                                                                                   3,680,145
                                                                                                                 -----------
           MEDIUM TERM SECURITIES - 3.0%
   200,000 Ford Motor Credit Co. ..........................................    7.470%      07/29/99                  204,438
   200,000 General Motors Acceptance Corp. ................................    6.700%      06/24/99                  201,705
   150,000 Nationsbank Corp. ..............................................    5.750%      01/25/01                  148,693
                                                                                                                 -----------
                                                                                                                     554,836
                                                                                                                 -----------
           U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 27.4%
   325,000 Federal Home Loan Mortgage Corp. ...............................    6.500%      07/15/16                  321,953
   147,566 Federal Home Loan Mortgage Corp. ...............................    6.500%      09/15/23                  149,004
    72,651 Federal Home Loan Mortgage Corp. ...............................    8.500%      08/01/26                   75,989
   190,000 Federal National Mortgage Association Commitment (a) ...........    7.000%      01/01/27                  191,544
   150,000 Federal National Mortgage Association ..........................    6.500%      11/25/07                  151,624
   316,980 Federal National Mortgage Association ..........................    7.500%      05/01/12                  325,499
    65,867 Federal National Mortgage Association ..........................    7.500%      09/01/25                   67,452
   147,508 Federal National Mortgage Association ..........................    6.000%      02/01/26                  142,299
   184,119 Federal National Mortgage Association ..........................    6.500%      02/01/26                  181,932
   219,076 Federal National Mortgage Association ..........................    7.000%      07/01/26                  220,856
    87,381 Federal National Mortgage Association ..........................    8.500%      12/01/26                   91,340
   108,406 Federal National Mortgage Association ..........................    7.500%      06/01/27                  111,014


                       See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------
    PAR    SECURITY                                                                                                  VALUE
   AMOUNT  DESCRIPTION                                                        COUPON       MATURITY                 (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------


           U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
  $268,623 Federal National Mortgage Association ..........................    8.500%      07/01/27              $   280,794
   224,120 Federal National Mortgage Association ..........................    7.000%      08/01/27                  225,941
    78,411 Federal National Mortgage Association ..........................    7.500%      08/01/27                   80,298
   201,890 Federal National Mortgage Association ..........................    8.500%      08/01/27                  211,038
    90,387 Federal National Mortgage Association ..........................    8.000%      09/01/27                   93,663
   446,152 Federal National Mortgage Association ..........................    8.000%      09/01/27                  462,325
   541,035 Federal National Mortgage Association ..........................    7.500%      11/01/27                  554,053
    66,182 Government National Mortgage Association .......................    9.000%      09/15/16                   70,856
    88,429 Government National Mortgage Association .......................    9.000%      06/15/17                   94,674
   208,166 Government National Mortgage Association .......................    8.000%      03/15/22                  216,103
   223,303 Government National Mortgage Association .......................    7.000%      04/15/24                  225,257
   172,593 Government National Mortgage Association .......................    7.500%      03/15/26                  176,962
   194,019 Government National Mortgage Association .......................    7.000%      04/15/26                  195,717
    96,910 Government National Mortgage Association .......................    7.500%      08/15/26                   99,363
    97,555 Government National Mortgage Association .......................    7.500%      02/15/27                  100,025
                                                                                                                 -----------
                                                                                                                   5,117,575
                                                                                                                 -----------
           CORPORATE MORTGAGE BACKED SECURITIES - 2.5%
   200,000 Green Tree Financial Corp. .....................................    6.270%      09/15/12                  201,028
   129,416 Morgan Stanley Capital, Inc. (144A) @ ..........................    6.700%      10/03/30                  130,771
   129,310 Mortgage Capital Funding, Inc. .................................    6.525%      01/20/07                  130,018
                                                                                                                 -----------
                                                                                                                     461,817
                                                                                                                 -----------
           U.S. TREASURY SECURITIES - 22.5%
 1,105,000 U.S. Treasury Bond .............................................    6.750%      08/15/26                1,216,881
   190,000 U.S. Treasury Bond .............................................    6.500%      11/15/26                  202,884
   210,000 U.S. Treasury Note .............................................    6.375%      09/30/01                  214,463
   410,000 U.S. Treasury Note .............................................    6.250%      02/15/03                  419,481
 1,907,000 U.S. Treasury Note .............................................    5.750%      08/15/03                1,909,384
    80,000 U.S. Treasury Note .............................................    5.875%      11/15/05                   80,450
   150,000 U.S. Treasury Note .............................................    6.250%      03/31/99                  151,125
                                                                                                                 -----------
                                                                                                                   4,194,668
                                                                                                                 -----------

           Total Domestic Bonds and Debt Securities (Cost $14,964,918)                                            15,258,101
                                                                                                                 -----------

           FOREIGN BONDS AND DEBT SECURITIES - 5.7%
           CANADA - 3.3%
    50,000 Gulf Canada Resources, Ltd. (Yankee) ...........................    8.250%      03/15/17                   54,529
   100,000 Hydro-Quebec (Yankee) ..........................................    9.500%      11/15/30                  133,496
   200,000 Laidlaw, Inc. (Yankee) .........................................    6.720%      10/01/27                  204,558
   200,000 Quebec Province (Series NJ) (Yankee) ...........................    7.500%      07/15/23                  216,148
                                                                                                                 -----------
                                                                                                                     608,731
                                                                                                                 -----------
           CHILE - 1.3%
   250,000 Celulosa Arauco (Yankee) .......................................    6.950%      09/15/05                  249,965
                                                                                                                 -----------

           GREAT BRITAIN - 0.6%
   100,000 Midland Bank Plc (Yankee) ......................................    7.625%      06/15/06                  107,437
                                                                                                                 -----------

           ITALY - 0.3%
    50,000 Republic of Italy (Global Bond) (U.S.$) ........................    6.875%      09/27/23                   51,874
                                                                                                                 -----------


                       See notes to financial statements

COVA SERIES TRUST
QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------------------------------
    PAR    SECURITY                                                                                                  VALUE
   AMOUNT  DESCRIPTION                                                        COUPON       MATURITY                 (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------

           MEXICO - 0.2%
   $35,000 Mexican United States (Global Bond) (U.S.$) ....................   11.500%      05/15/26              $    41,563
                                                                                                                 -----------


           Total Foreign Bonds and Debt Securities (Cost $1,007,763)                                               1,059,570
                                                                                                                 -----------

           TOTAL INVESTMENTS - 87.6%
           (Cost $15,972,681)                                                                                     16,317,671

           Other Assets and Liabilities (net) -  12.4%                                                             2,309,795
                                                                                                                 -----------

           TOTAL NET ASSETS - 100.0%                                                                             $18,627,466
                                                                                                                 ===========


           Portfolio Footnotes:

           @ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                  Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

           (a) Security purchased on a delayed delivery or when-issued basis. (See note 1 to financial statements)

           Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.



                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------
SECURITY                                                               VALUE
DESCRIPTION                                          SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

COMMON STOCKS - 97.6%
AEROSPACE & DEFENSE - 3.0%
AlliedSignal, Inc. ..................................   49,500        $  1,927,406
Boeing Co. ..........................................    9,000             440,438
Coltec Industries, Inc. * ...........................   38,400             890,400
                                                                      ------------
                                                                         3,258,244
                                                                      ------------
AUTOMOTIVE - 1.9%
Goodyear Tire & Rubber Co. ..........................   31,100           1,978,738
                                                                      ------------

BANKING - 7.3%
Chase Manhattan Corp. ...............................    9,000             985,500
First Union Corp. ...................................   43,700           2,239,625
Fleet Financial Group, Inc. .........................   14,400           1,079,100
Nationsbank Corp. ...................................   25,601           1,556,861
Southtrust Corp. ....................................    7,800             494,813
Washington Mutual, Inc. .............................   24,340           1,553,196
                                                                      ------------
                                                                         7,909,095
                                                                      ------------
BEVERAGES, FOOD & TOBACCO - 7.1%
Anheuser-Busch Companies, Inc. ......................   60,000           2,640,000
Pepsico, Inc. .......................................   35,600           1,297,175
Philip Morris Companies, Inc. .......................   44,700           2,025,462
Ralston-Ralston Purina Group ........................   17,000           1,579,938
Unilever N.V. (N.Y. Shares) .........................      800              49,950
                                                                      ------------
                                                                         7,592,525
                                                                      ------------
CHEMICALS - 1.3%
Albemarle Corp. .....................................   14,000             334,250
Dow Chemical Co. ....................................   10,000           1,015,000
                                                                      ------------
                                                                         1,349,250
                                                                      ------------
COMMERCIAL SERVICES - 1.6%
Waste Management, Inc. ..............................   60,700           1,669,250
                                                                      ------------

COMMUNICATIONS - 5.1%
MCI Communications Corp. ............................   66,900           2,864,156
Tele-Communications, Inc. * .........................   91,102           2,579,325
                                                                      ------------
                                                                         5,443,481
                                                                      ------------
COMPUTER SOFTWARE & PROCESSING - 2.9%
Autodesk, Inc. ......................................   12,400             458,800
Cisco Systems, Inc. * ...............................   14,200             791,650
First Data Corp. ....................................   61,700           1,804,725
                                                                      ------------
                                                                         3,055,175
                                                                      ------------

                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------
SECURITY                                                               VALUE
DESCRIPTION                                          SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

COMPUTERS & INFORMATION - 6.3%
EMC Corp. * .........................................   78,700        $  2,159,331
International Business Machines Corp. ...............   21,500           2,248,094
Quantum Corp. * .....................................   50,900           1,021,181
Sun Microsystems, Inc. * ............................   33,500           1,335,813
                                                                      ------------
                                                                         6,764,419
                                                                      ------------
CONGLOMERATES - 0.9%
American Express Credit Corp. .......................   11,300           1,008,525
                                                                      ------------

ELECTRIC UTILITIES - 1.9%
Dominion Resources, Inc. ............................   21,400             910,838
New England Electric System .........................   14,100             602,775
Northern States Power Co. ...........................    9,700             565,025
                                                                      ------------
                                                                         2,078,638
                                                                      ------------
ELECTRICAL EQUIPMENT - 1.0%
Emerson Electric Co. ................................   18,700           1,055,381
                                                                      ------------

ELECTRONICS - 2.9%
Input/Output, Inc. * ................................   58,500           1,736,719
Motorola, Inc. ......................................   12,400             707,575
Perkin-Elmer Corp. ..................................    9,200             653,775
                                                                      ------------
                                                                         3,098,069
                                                                      ------------
ENTERTAINMENT & LEISURE - 0.9%
International Game Technology .......................   39,900           1,007,475
                                                                      ------------

FINANCIAL SERVICES - 3.3%
Financial Security Assurance Holdings, Ltd. .........   20,000             965,000
Morgan Stanley, Dean Witter, Discover & Co. .........   22,200           1,312,575
Providian Financial Corp. ...........................   27,600           1,247,175
                                                                      ------------
                                                                         3,524,750
                                                                      ------------
HEALTH CARE PROVIDERS - 3.0%
Humana, Inc. * ......................................   37,200             771,900
United Healthcare Corp. .............................   49,300           2,449,594
                                                                      ------------
                                                                         3,221,494
                                                                      ------------
HEAVY MACHINERY - 2.4%
Cooper Industries, Inc. .............................   51,800           2,538,200
                                                                      ------------

HOUSEHOLD PRODUCTS - 2.1%
Procter & Gamble Co. ................................   28,500           2,274,656
                                                                      ------------

                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------
SECURITY                                                               VALUE
DESCRIPTION                                          SHARES           (NOTE 1)
-----------------------------------------------------------------------------------


INDUSTRIAL - DIVERSIFIED - 4.4%
ITT Corp. * .........................................    8,000        $    663,000
Temple Inland, Inc. .................................   26,200           1,370,588
Tenneco, Inc. .......................................   31,600           1,248,200
Tyco International Ltd. .............................   30,684           1,382,698
                                                                      ------------
                                                                         4,664,486
                                                                      ------------
INSURANCE - 2.0%
Marsh & McLennan Cos., Inc. .........................   28,900           2,154,856
                                                                      ------------

MEDIA - BROADCASTING & PUBLISHING - 1.8%
Time Warner, Inc. ...................................   10,100             626,200
U.S. West Media Group * .............................   43,200           1,247,400
                                                                      ------------
                                                                         1,873,600
                                                                      ------------
METALS - 0.4%
Allegheny Teledyne, Inc. ............................   16,400             424,350
                                                                      ------------

OFFICE EQUIPMENT - 0.6%
Bay Networks, Inc. * ................................   27,100             692,744
                                                                      ------------

OIL & GAS - 9.9%
Atlantic Richfield Co. ..............................   12,700           1,017,588
British Petroleum Co. Plc (ADR) .....................       46               3,666
Enron Corp. .........................................   32,200           1,338,313
Exxon Corp. .........................................   25,200           1,541,925
Mobil Corp. .........................................   29,000           2,093,438
Occidental Petroleum Corp. ..........................   36,000           1,055,250
Tosco Corp. .........................................   92,300           3,490,094
                                                                      ------------
                                                                        10,540,274
                                                                      ------------
PHARMACEUTICALS - 8.0%
Alza Corp. * ........................................   20,300             645,794
Crescendo Pharmaceuticals Corp. * ...................    1,115              12,892
Merck & Co., Inc. ...................................   28,200           2,996,250
Pfizer, Inc. ........................................   29,400           2,192,138
Warner Lambert Co. ..................................   22,100           2,742,999
                                                                      ------------
                                                                         8,590,073
                                                                      ------------
REAL ESTATE - 3.0%
Simon Debartolo Group, Inc. (REIT) ..................   32,200           1,052,538
Starwood Hotels & Resorts Trust (REIT) ..............   36,700           2,124,013
                                                                      ------------
                                                                         3,176,551
                                                                      ------------

                       See notes to financial statements

COVA SERIES TRUST
SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------
SECURITY                                                               VALUE
DESCRIPTION                                          SHARES           (NOTE 1)
-----------------------------------------------------------------------------------

RETAILERS - 3.4%
Circuit City Stores, Inc. ...........................   24,500        $    871,281
Federated Department Stores, Inc. * .................   21,100             908,619
Toys "R" Us, Inc. * .................................   58,700           1,845,381
                                                                      ------------
                                                                         3,625,281
                                                                      ------------
TELEPHONE SYSTEMS - 3.8%
GTE Corp. ...........................................   43,000           2,246,750
Sprint Corp. ........................................   30,600           1,793,925
                                                                      ------------
                                                                         4,040,675
                                                                      ------------
TEXTILES, CLOTHING & FABRICS - 2.9%
Collins & Aikman Corp. * ............................   69,800             602,025
Fruit of the Loom, Inc. * ...........................   60,900           1,560,563
WestPoint Stevens, Inc. * ...........................   18,800             888,300
                                                                      ------------
                                                                         3,050,888
                                                                      ------------
TRANSPORTATION - 2.5%
Union Pacific Corp. .................................   31,100           1,941,806
Wisconsin Central Transport Corp. * .................   32,500             759,688
                                                                      ------------
                                                                         2,701,494
                                                                      ------------

TOTAL INVESTMENTS - 97.6%
(Cost $98,564,630)                                                     104,362,637

Other Assets and Liabilities (net) -  2.4%                               2,568,238
                                                                      ------------

TOTAL NET ASSETS - 100.0%                                             $106,930,875
                                                                      ============

Portfolio Footnotes:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust



                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

COMMON STOCKS - 99.2%
AEROSPACE & DEFENSE - 2.5%
AlliedSignal, Inc. ...........................................  6,800      $    264,775
Boeing Co. ...................................................  9,000           440,408
Coltec Industries, Inc. * ....................................    600            13,913
General Motors Corp. Class H .................................    600            22,163
Raytheon Co. Class A .........................................    638            31,480
Raytheon Co. Class B .........................................    300            15,150
Sundstrand Corp. .............................................    100             5,038
                                                                             ----------
                                                                                792,927
                                                                             ----------
AIRLINES - 0.1%
Southwest Airlines, Inc. .....................................  1,100            27,088
                                                                             ----------

AUTOMOTIVE - 1.9%
Chrysler Corp. ...............................................  8,700           306,131
Cooper Tire & Rubber Co. .....................................  1,000            24,375
Eaton Corp. ..................................................    400            35,700
Echlin, Inc. .................................................    800            28,950
Ford Motor Co. ...............................................    100             4,869
Genuine Parts Co. ............................................  2,000            67,875
Goodyear Tire & Rubber Co. ...................................  2,100           133,613
                                                                             ----------
                                                                                601,513
                                                                             ----------
BANKING - 8.3%
Associated Banc-Corp. ........................................    200            11,025
Associates First Capital Corp. ...............................    300            21,338
Banc One Corp. ...............................................  2,800           152,075
BankAmerica Corp. ............................................  3,500           255,500
BankBoston Corp. .............................................    700            65,756
Bankers Trust New York Corp. .................................    500            56,219
Barnett Banks, Inc. ..........................................    200            14,375
Beneficial Corp. .............................................    300            24,938
Chase Manhattan Corp. ........................................  2,200           240,900
Citicorp .....................................................  2,300           290,806
Colonial Bancgroup, Inc. .....................................    200             6,888
Compass Bancshares, Inc. .....................................    300            13,125
Crestar Financial Corp. ......................................    600            34,200
Dime Bancorp, Inc. ...........................................    600            18,150
First American Corp. .........................................    400            19,900
First Chicago NBD Corp. ......................................  1,700           141,950
First Commerce Corp. .........................................    400            26,900
First Hawaiian, Inc. .........................................    100             3,975

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

BANKING - continued
First of America Bank Corp. ..................................    100      $      7,713
First Tennessee National Corp. ...............................    200            13,350
First Union Corp. ............................................  4,900           251,125
Fleet Financial Group, Inc. ..................................  1,400           104,913
Golden West Financial Corp. ..................................    300            29,344
Greenpoint Financial Corp. ...................................    200            14,513
H.F. Ahmanson & Co. ..........................................    500            33,469
MBNA Corp. ...................................................  2,600            71,013
Mercantile Bancorp., Inc. ....................................    600            36,900
National Commerce Bancorp. ...................................    300            10,575
Nationsbank Corp. ............................................  4,601           279,798
North Fork Bancorp., Inc. ....................................    400            13,425
Pacific Century Financial Corp. ..............................    400             9,900
Republic New York Corp. ......................................    300            34,256
Southtrust Corp. .............................................    500            31,719
Sovereign Bancorp, Inc. ......................................    400             8,300
Star Banc Corp. ..............................................    400            22,950
TCF Financial Corp. ..........................................    500            16,969
Valley National Bancorp ......................................    200             7,863
Washington Federal, Inc. .....................................    200             6,294
Washington Mutual, Inc. ......................................  1,400            89,338
Wells Fargo & Co. ............................................    400           135,775
Westamerica Bancorp ..........................................    100            10,225
                                                                             ----------
                                                                              2,637,747
                                                                             ----------
BEVERAGES, FOOD & TOBACCO - 7.4%
Anheuser-Busch Companies, Inc. ...............................  3,000           132,000
Coca-Cola Co. ................................................  5,900           393,088
CPC International, Inc. ......................................    800            86,200
General Mills Co. ............................................    900            64,463
Heinz (H.J.), Co. ............................................    100             5,081
Hershey Foods Corp. ..........................................    200            12,388
Kellogg Co. ..................................................  2,500           124,063
Nabisco Holdings Corp. Class A ...............................    300            14,531
Pepsico, Inc. ................................................  9,000           327,938
Philip Morris Companies, Inc. ................................ 15,100           684,219
Ralston-Ralston Purina Group .................................    700            65,056
Sara Lee Corp. ...............................................  2,300           129,519
Seagrams Co., Ltd. ...........................................  2,000            64,625
Unilever N.V. (N.Y. Shares) ..................................  4,000           249,750
                                                                             ----------
                                                                              2,352,921
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

BUILDING MATERIALS - 0.1%
Owens Corning ................................................    800      $     27,300
                                                                             ----------

CHEMICALS - 2.7%
Albemarle Corp. ..............................................    300             7,163
Crompton & Knowles Corp. .....................................    400            10,600
Cytec Industries, Inc. * .....................................    300            14,081
Dow Chemical Co. .............................................  1,300           131,950
Du Pont (E.I.) De Nemours and Co. ............................  6,100           366,381
Georgia Gulf Corp. ...........................................    200             6,125
International Flavors & Fragrances, Inc. .....................    600            30,900
Lyondell Petro Chemical Co. ..................................    400            10,600
Monsanto Co. .................................................  3,200           134,400
PPG Industries, Inc. .........................................    700            39,988
Praxair, Inc. ................................................    800            36,000
Rohm & Haas Co. ..............................................    300            28,725
Solutia, Inc. ................................................    700            18,681
Union Carbide Corp. ..........................................    700            30,056
                                                                             ----------
                                                                                865,650
                                                                             ----------
COMMERCIAL SERVICES - 0.8%
Service Corp. International ..................................  2,600            96,038
Waste Management, Inc. .......................................  5,500           151,250
                                                                             ----------
                                                                                247,288
                                                                             ----------
COMMUNICATIONS - 2.4%
360 Communications Co. * .....................................    900            18,169
Lucent Technologies, Inc. ....................................  4,100           327,488
MCI Communications Corp. .....................................  6,100           261,156
Tele-Communications, Inc. (Series A) * .......................  4,800           134,100
Tele-Communications, Inc. * ..................................  1,700            48,131
                                                                             ----------
                                                                                789,044
                                                                             ----------
COMPUTER SOFTWARE & PROCESSING - 3.0%
Autodesk, Inc. ...............................................    200             7,400
Cabletron Systems, Inc. * ....................................  1,000            15,000
Cisco Systems, Inc.* .........................................  6,800           379,100
Computer Associates International, Inc. ......................    500            26,438
First Data Corp. .............................................  2,800            81,900
Microsoft Corp * .............................................  2,500           323,125
Oracle Corp. * ...............................................  6,500           145,031
                                                                             ----------
                                                                                977,994
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

COMPUTERS & INFORMATION - 4.2%
Compaq Computer Corp. ........................................  5,100      $    287,831
Dell Computer Corp. * ........................................  2,100           176,400
EMC Corp. * ..................................................  3,300            90,544
International Business Machines Corp. ........................  6,500           679,656
Quantum Corp. * ..............................................    900            18,056
Sun Microsystems, Inc. * .....................................  2,500            99,688
                                                                             ----------
                                                                              1,352,175
                                                                             ----------
CONGLOMERATES - 0.7%
American Express Credit Corp. ................................  2,400           214,200
                                                                             ----------

COSMETICS & PERSONAL CARE - 1.3%
Avon Products, Inc. ..........................................    800            49,100
Colgate-Palmolive Co. ........................................    100             7,350
Gillette Co. .................................................  3,500           351,531
                                                                             ----------
                                                                                407,981
                                                                             ----------
ELECTRIC UTILITIES - 2.7%
Baltimore Gas and Electric Co. ...............................    800            27,250
Central & South West Corp. ...................................  1,100            29,769
Cinergy Corp. ................................................  1,000            38,313
CMS Energy Corp. .............................................    600            26,438
Dominion Resources, Inc. .....................................  1,200            51,075
DTE Energy Co. ...............................................    300            10,406
Duke Energy Corp. ............................................  2,400           132,900
Edison International .........................................    300             8,156
Entergy Corp. ................................................  1,600            47,900
GPU, Inc. ....................................................    600            25,275
Houston Industries, Inc. .....................................  1,800            48,038
Illinova Corp. ...............................................    500            13,469
New England Electric System ..................................    400            17,100
NIPSCO Industries, Inc. ......................................    300            14,831
Northeast Utilities * ........................................    700             8,269
Northern States Power Co. ....................................    600            34,950
Potomac Electric Power Co. ...................................    800            20,650
Southern Co. .................................................  4,600           119,025
TECO Energy, Inc. ............................................    800            22,500
Texas Utilities Co. ..........................................  1,600            66,500
Unicom Corp. .................................................  1,400            43,050
Union Electric Co. ...........................................    700            30,275
Western Resources, Inc. ......................................    400            17,200
Wisconsin Energy Corp. .......................................    700            20,125
                                                                             ----------
                                                                                873,464
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.1%
Applied Materials, Inc. * ....................................  2,400      $     72,300
Emerson Electric Co. .........................................  3,300           186,244
General Electric Co. .........................................  9,300           682,388
General Semiconductor, Inc * .................................    200             2,313
Grainger (W.W.), Inc. ........................................    400            38,875
Symbol Technologies, Inc. ....................................    500            18,875
                                                                             ----------
                                                                              1,000,995
                                                                             ----------
ELECTRONICS - 4.1%
Anixter International, Inc. * ................................    300             4,950
CommScope, Inc. * ............................................    200             2,688
General Signal ...............................................    400            16,875
Input/Output, Inc. * .........................................    200             5,938
Intel Corp. .................................................. 10,900           765,725
Motorola, Inc. ...............................................  4,000           228,250
National Semiconductor Corp. * ...............................  1,100            28,531
NextLevel Systems, Inc.* .....................................    400             7,150
Perkin-Elmer Corp. ...........................................    600            42,638
Rockwell International Corp. .................................  1,700            88,825
Sensormatic Electronics Corp. * ..............................    400             6,575
Texas Instruments, Inc. ......................................  2,600           117,000
Xilinx, Inc. * ...............................................    500            17,531
                                                                             ----------
                                                                              1,332,676
                                                                             ----------
ENTERTAINMENT & LEISURE - 1.7%
Circus Circus Enterprises, Inc. * ............................    900            18,450
Harrah's Entertainment, Inc. * ...............................    800            15,100
Hasbro, Inc. .................................................  2,100            66,150
International Game Technology ................................  1,200            30,300
Mattel, Inc. .................................................  3,600           134,100
MGM Grand, Inc. * ............................................    600            21,638
Mirage Resorts, Inc. * .......................................  1,700            38,675
Viacom Inc. Class B * ........................................  3,600           149,175
Walt Disney Co. ..............................................    600            59,438
                                                                             ----------
                                                                                533,026
                                                                             ----------
FINANCIAL SERVICES - 3.2%
American General Corp. .......................................  1,700            91,906
A.G. Edwards, Inc. ...........................................    500            19,875
Bear Stearns Companies, Inc. .................................    600            28,500
Capital One Financial Corp. ..................................    300            16,256
Charter One Financial, Inc. ..................................    300            18,938
ContiFinancial Corp. * .......................................    200             5,038

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

FINANCIAL SERVICES - continued
Federal Home Loan Mortgage Corp. .............................  3,600      $    150,975
Federal National Mortgage Association ........................  5,600           319,550
Financial Security Assurance Holdings, Ltd. ..................    200             9,650
Finova Group, Inc ............................................    300            14,906
Green Tree Financial Corp. ...................................    700            18,331
Household International, Inc. ................................    500            63,781
Lehman Brothers Holdings, Inc. ...............................    600            30,600
Money Store, Inc. (The) ......................................    300             6,309
Morgan Stanley, Dean Witter, Discover & Co. ..................  3,000           177,375
Ocwen Financial Corp. * ......................................    300             7,631
Provident Financial Group, Inc. ..............................    200             9,700
Providian Financial Corp. ....................................    900            40,669
                                                                             ----------
                                                                              1,029,990
                                                                             ----------
FOOD RETAILERS - 0.7%
Kroger Co. * .................................................  2,800           103,425
Safeway, Inc. * ..............................................  2,100           132,825
                                                                             ----------
                                                                                236,250
                                                                             ----------
FOREST PRODUCTS & PAPER - 0.8%
Boise Cascade Corp. ..........................................    700            21,175
Bowater, Inc. ................................................    500            22,219
Champion International Corp ..................................    800            36,250
Corporate Express, Inc. * ....................................  1,600            20,600
Georgia-Pacific Corp. (Timber Group) * .......................    600            13,613
Georgia-Pacific Corp. ........................................    600            36,450
Louisiana Pacific Corp. ......................................    300             5,700
Mead Corp. ...................................................  1,400            39,200
Stone Container Corp. * ......................................    700             7,306
Weyerhauser Co. ..............................................  1,100            53,969
                                                                             ----------
                                                                                256,482
                                                                             ----------
HEALTH CARE PROVIDERS - 1.6%
Columbia/HCA Healthcare Corp. ................................  7,100           210,338
Health Care & Retirement Corp. * .............................    500            20,125
Humana, Inc. * ...............................................  3,100            64,325
Tenet Healthcare Corp. * .....................................  3,700           122,563
United Healthcare Corp. ......................................  2,300           114,281
                                                                             ----------
                                                                                531,632
                                                                             ----------
HEAVY CONSTRUCTION - 0.0%
Foster Wheeler Corp. .........................................    300             8,119
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

HEAVY MACHINERY - 0.7%
Caterpiller Tractor, Inc. ....................................  2,800      $    135,975
Cooper Industries, Inc. ......................................  1,000            49,000
Cummins Engine Co., Inc. .....................................    300            17,719
Harnischfeger Industries, Inc. ...............................    400            14,125
Smith International, Inc. * ..................................    300            18,413
                                                                             ----------
                                                                                235,232
                                                                             ----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
Black & Decker Corp. .........................................  1,200            46,875
Leggett & Platt, Inc. ........................................  1,200            50,250
Whirlpool Corp. ..............................................  1,000            55,000
                                                                             ----------
                                                                                152,125
                                                                             ----------
HOUSEHOLD PRODUCTS - 2.1%
Procter & Gamble Co. .........................................  8,000           638,500
Rubbermaid, Inc. .............................................  1,900            47,500
                                                                             ----------
                                                                                686,000
                                                                             ----------
INDUSTRIAL - DIVERSIFIED - 3.0%
Aeroquip-Vickers, Inc. .......................................    200             9,813
Baker Hughes, Inc. ...........................................  1,200            52,350
Eastman Kodak Co. ............................................  4,400           267,575
Fluor Corp. ..................................................    600            22,425
ITT Corp. * ..................................................  1,200            99,450
ITT Industries, Inc. .........................................  1,400            43,925
Johnson Controls, Inc. .......................................  1,000            47,750
Temple Inland, Inc. ..........................................    700            36,619
Tenneco, Inc. ................................................  2,100            82,950
Tyco International Ltd. ......................................  6,800           306,425
                                                                             ----------
                                                                                969,282
                                                                             ----------
INSURANCE - 5.0%
Aetna, Inc. ..................................................  1,700           119,956
Ambac Financial Group, Inc ...................................    500            23,000
American International Group .................................  5,100           554,625
Cigna Corp. ..................................................    500            86,531
Fremont General Corp. ........................................    200            10,950
General RE Corp. .............................................    100            21,200
Hartford Financial Services Group, Inc. ......................    900            84,206
Marsh & McLennan Cos., Inc. ..................................  1,200            89,475
MBIA, Inc. ...................................................    800            53,450
Ohio Casualty Corp. ..........................................    200             8,925
PMI Group, Inc. (The) ........................................    300            21,694
Safeco Corp. .................................................  1,000            48,750

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

INSURANCE - continued
St. Paul Cos. ................................................    600      $     49,238
Transamerica Corp. ...........................................    400            42,600
Travelers Group, Inc. ........................................  5,900           317,863
Travelers Property Casualty Corp. Class A ....................    400            17,600
Unum Corp. ...................................................  1,000            54,375
                                                                             ----------
                                                                              1,604,438
                                                                             ----------
LODGING - 0.2%
Extended Stay America, Inc. * ................................    700             8,706
Hilton Hotels Corp. ..........................................  2,400            71,400
                                                                             ----------
                                                                                 80,106
                                                                             ----------
MEDIA - BROADCASTING & PUBLISHING - 1.7%
R.R. Donnelley & Sons Co. ....................................  1,500            55,875
Time Warner, Inc. ............................................  5,300           328,600
U.S. West Media Group * ......................................  6,200           179,025
                                                                             ----------
                                                                                563,500
                                                                             ----------
MEDICAL SUPPLIES - 0.6%
Bard (C.R.), Inc. ............................................    500            15,656
Bausch & Lomb, Inc. ..........................................    700            27,738
Boston Scientific Corp. * ....................................  2,400           110,100
Forest Laboratories Inc. * ...................................    800            39,450
                                                                             ----------
                                                                                192,944
                                                                             ----------
METALS - 0.8%
Alcan Aluminum Ltd. ..........................................  1,500            41,438
Allegheny Teledyne, Inc. .....................................  1,200            31,050
Aluminum Company of America ..................................  1,400            98,525
Freeport-McMoran Copper & Gold, Inc. .........................  1,400            21,438
Oregon Metallurgical Corp. * .................................    300            10,013
Phelps Dodge Corp. ...........................................    500            31,125
Reynolds Metals Co. ..........................................    600            36,000
                                                                             ----------
                                                                                269,589
                                                                             ----------
MINING - 0.1%
Inco, Ltd. ...................................................  1,200            20,400
                                                                             ----------

OFFICE EQUIPMENT - 1.2%
Bay Networks, Inc. * .........................................  1,400            35,788
Harris Corp., Inc. ...........................................  1,000            45,875
Ryder System .................................................    500            16,375
Xerox Corp. ..................................................  4,000           295,250
                                                                             ----------
                                                                                393,288
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

OIL & GAS - 8.8%
Anadarko Petroleum Corp. .....................................    400      $     24,275
Ashland, Inc. ................................................    600            32,213
Atlantic Richfield Co. .......................................  2,200           176,275
Chevron Corp. ................................................  2,600           200,200
Consolidated Natural Gas Co. .................................    600            36,300
Cooper Cameron Corp. * .......................................    400            24,400
Diamond Offshore Drilling, Inc. ..............................    600            28,875
El Paso Natural Gas Co. ......................................    400            26,600
Enron Corp. ..................................................  2,400            99,750
ENSCO International, Inc .....................................    200             6,700
Exxon Corp. .................................................. 13,300           813,794
Falcon Drilling Co., Inc. * ..................................    500            17,531
Halliburton Co. ..............................................  1,600            83,100
Mobil Corp. ..................................................  5,000           360,938
Noble Drilling Corp. * .......................................    900            27,563
Occidental Petroleum Corp. ...................................  1,300            38,106
Royal Dutch Petroleum Co. (N.Y. Shares) ......................  6,500           352,219
Schlumberger Ltd. ............................................  2,900           233,450
Texaco, Inc. .................................................  3,200           174,000
Tosco Corp. ..................................................  1,100            41,594
Ultramar Diamond Shamrock Corp. ..............................    300             9,563
Valero Energy Corp. ..........................................    400            12,575
                                                                             ----------
                                                                              2,820,021
                                                                             ----------
PHARMACEUTICALS - 8.4%
Alza Corp.* ..................................................    800            25,450
American Home Products Corp. .................................  3,200           244,800
Bristol-Myers Squibb Co. .....................................  7,600           719,150
Chiron Corp. * ...............................................  1,100            18,734
Johnson & Johnson ............................................  2,700           177,863
Merck & Co., Inc. ............................................  7,400           786,250
Pfizer, Inc. .................................................  1,500           111,844
Schering-Plough Corp. ........................................  3,400           211,225
Warner Lambert Co. ...........................................  3,200           396,800
Watson Pharmaceutical, Inc. * ................................  1,000            32,438
                                                                             ----------
                                                                              2,724,554
                                                                             ----------
RESTAURANTS - 1.0%
McDonald's Corp. .............................................  7,000           334,250
                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

RETAILERS - 4.5%
Albertson's, Inc. ............................................    400      $     18,950
American Stores Co. ..........................................  2,200            45,238
AutoZone, Inc. * .............................................  1,300            37,700
Best Buy Co., Inc. * .........................................    400            14,750
Circuit City Stores, Inc. ....................................    800            28,450
Dayton-Hudson Corp. ..........................................  2,300           155,250
Dillard's, Inc. Class A ......................................  1,200            42,300
Federated Department Stores, Inc. * ..........................  1,800            77,513
General Nutrition Co., Inc. * ................................    600            20,363
Home Depot, Inc. .............................................    100             5,888
J.C. Penney Co., Inc. ........................................    100             6,031
Kimberly-Clark Corp. .........................................  3,400           167,663
K-Mart Corp. * ...............................................  4,100            47,406
May Department Stores ........................................  1,800            94,838
Nine West Group, Inc. * ......................................    200             5,188
Sears, Roebuck and Co. .......................................  3,500           158,375
TJX Companies, Inc. ..........................................  1,200            41,250
Toys "R" Us, Inc. * ..........................................  2,400            75,450
Wal-Mart Stores, Inc. ........................................ 10,200           402,263
                                                                             ----------
                                                                              1,444,866
                                                                             ----------
TELEPHONE SYSTEMS - 6.0%
Airtouch Communications, Inc. * ..............................  3,600           149,625
AT&T Corp. ...................................................  4,600           281,750
Bell Atlantic Corp. ..........................................  1,400           127,400
Bellsouth Corp. ..............................................  3,900           219,619
GTE Corp. ....................................................  6,900           360,525
SBC Communications, Inc. .....................................  6,400           468,800
Sprint Corp. .................................................  3,100           181,738
Worldcom, Inc. * .............................................  5,200           157,300
                                                                             ----------
                                                                              1,946,757
                                                                             ----------
TEXTILES, CLOTHING & FABRICS - 0.2%
Fruit of the Loom, Inc. * ....................................    800            20,500
Nike, Inc. ...................................................  1,000            39,250
Reebok International, Ltd. * .................................    700            20,169
                                                                             ----------
                                                                                 79,919
                                                                             ----------
TRANSPORTATION - 1.1%
Burlington Northern Santa Fe Corp. ...........................  1,000            92,938
CNF Transportation, Inc. .....................................    300            11,513
Consolidated Freightways Corp. * .............................    100             1,363

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                     SHARES         (NOTE 1)
----------------------------------------------------------------------------------------

TRANSPORTATION - continued
CSX Corp. ....................................................  1,300      $     70,200
Illinois Central Corp. .......................................    400            13,625
Norfolk Southern Corp. .......................................  2,400            73,950
Union Pacific Corp. ..........................................  1,500            93,656
Wisconsin Central Transport Corp. * ..........................    300             7,013
                                                                             ----------
                                                                                364,258
                                                                             ----------
WATER COMPANIES - 0.0%
American Water Works Co. .....................................    500            13,656
                                                                             ----------


TOTAL INVESTMENTS - 99.2%
(Cost $27,263,342)                                                           31,991,647

Other Assets and Liabilities (net) -  0.8%                                      264,442
                                                                             ----------

TOTAL NET ASSETS - 100.0%                                                  $ 32,256,089
                                                                             ==========



Portfolio Footnotes:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS - 93.7%
AUSTRALIA - 5.9%
Alcan Australia Ltd. ....................................   50,400         $   105,784
Amcor Ltd. ..............................................   28,600             125,830
Broken Hill Proprietary Co., Ltd. .......................   27,600             256,353
CRA Ltd. ................................................   16,300             190,208
CSR Ltd. ................................................   69,200             234,544
Email Ltd. ..............................................   27,100              64,014
Foster's Brewing Group Ltd. .............................   62,000             118,002
Leighton Holdings Ltd. ..................................   29,200             102,015
Mayne Nickless Ltd. .....................................   32,000             169,155
National Australia Bank Ltd. ............................   12,500             174,601
News Corporation Ltd. ...................................   79,900             395,487
North Ltd. ..............................................  178,500             470,272
Pacific Dunlop Ltd. .....................................   55,000             116,509
Pioneer International Ltd ...............................  110,000             300,415
Santos Ltd. .............................................   52,300             215,443
Southcorp Holdings Ltd. .................................   52,100             172,511
Telstra Corp., Ltd. * ...................................   45,800              96,722
Western Mining Corp. Holdings Ltd. ......................  117,900             411,133
Westpac Banking Corp. ...................................   49,020             313,633
                                                                           -----------
                                                                             4,032,631
                                                                           -----------
AUSTRIA - 0.6%
Bank Austria AG-Preferred EM II * .......................    8,800             391,607
                                                                           -----------

BELGIUM - 0.7%
Almanij NPV .............................................    4,000             202,020
Groupe Bruxelles Lambert, S.A. ..........................      636              92,069
Petrofina S.A. NPV ......................................      445             164,354
                                                                           -----------
                                                                               458,443
                                                                           -----------
FINLAND - 0.6%
UPM-Kymmeme .............................................   19,700             398,016
                                                                           -----------

FRANCE - 9.6%
Air Liquide French ......................................    2,453             384,065
AXA Company .............................................    5,381             416,510
Carrefour Supermarche ...................................      395             206,150
Cie Generale Des Eaux ...................................    7,642           1,066,946
Compagnie Bancaire S.A. .................................    1,843             298,666
Compagnie De Saint Goban ................................    1,973             280,381
Compagnie Financiere de Paribas - Class A ...............    1,400             121,699


                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------


FRANCE - CONTINUED
Elf Sanofi ..............................................    4,139         $   460,921
Eridania Beghin Say .....................................    1,187             185,651
France Telecom S.A. .....................................    8,500             308,410
Lagardere Groupe ........................................    6,569             217,274
Peugeot S.A. ............................................    2,240             282,583
Seita ...................................................    3,460             124,218
SGS-Thomson Microelectronics ............................    5,410             334,950
Societe Generale ........................................    1,770             241,237
Societe National Elf-Aquitaine ..........................    3,486             405,585
Synthelabo ..............................................    1,469             183,610
Thomson Csf .............................................   10,000             315,300
Total Cie Francaise Petroles ............................    2,474             269,338
Union Assurancesfederale S.A. ...........................    2,210             290,185
Usinor Sacilor ..........................................   12,783             184,633
                                                                           -----------
                                                                             6,578,312
                                                                           -----------
GERMANY - 11.7%
Axa Colonia Konzern AG Preferred ........................    1,450             138,717
Bayer AG ................................................    9,470             353,960
Bilfinger and Berger Bau AG .............................    5,940             184,355
Continental AG ..........................................   20,180             445,601
Deutsche Bank AG ........................................   13,000             918,294
Deutsche Lufthansa AG ...................................   23,800             456,699
Deutsche Pfandbrief & Hypobk ............................    2,650             157,122
Hannover Rueckversicherungs AG ..........................    3,650             341,065
Henkel KGAA .............................................    5,210             328,903
Jungheinrich AG .........................................      560              84,098
Krones AG Preferred .....................................      230              71,639
Lufthansa ...............................................   10,100             193,809
Muenchener Rueckversicherungs - Gesellschaft AG .........    2,126             801,729
ProSieben Media AG Preferred ............................    1,900              88,770
ProSieben Media AG Preferred ............................      366               7,549
RWE AG ..................................................    5,970             252,361
SAP AG Vorzug ...........................................      850             278,227
SAP AG ..................................................    1,950             592,733
Schering AG .............................................    2,300             221,953
SGL Carbon AG ...........................................    1,301             167,880
Siemens AG ..............................................   13,650             808,568
SKW Trostberg AG ........................................    3,270             103,671
Veba AG .................................................   15,130           1,030,883
Volkswagen AG ...........................................       80              34,574
                                                                           -----------
                                                                             8,063,160
                                                                           -----------


                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------

GREAT BRITAIN - 23.5%
Allied Colloids Group Plc ...............................   66,257         $   180,884
Amersham International Plc ..............................    4,270             158,848
Bass Plc ................................................   21,100             328,633
Billiton Plc * ..........................................   56,200             144,185
British Airways Plc .....................................   25,800             237,612
British Petroleum Co. Plc ...............................   36,242             480,107
British Sky Broadcasting Group Plc ......................    4,500              33,747
British Telecommunications Plc ..........................   75,200             589,306
Burmah Castrol Plc ......................................   11,700             196,651
B.A.T. Industries .......................................   37,100             338,021
Cadbury Schweppes Plc ...................................   17,800             179,882
Compass Group Plc .......................................   21,800             268,534
Diageo Plc ..............................................   43,500             398,478
General Cable Plc .......................................   31,600              43,394
General Electric Plc ....................................   14,000              90,831
Glaxo Wellcome Plc ......................................   47,800           1,141,036
Glynwed International Plc ...............................   56,100             238,959
Great Universal Stores Plc ..............................   29,300             369,593
HSBC Holdings Plc (Frankfurt) ...........................   19,750             506,701
HSBC Holdings Plc (London) ..............................    8,000             197,225
Hutchison Whampoa .......................................   37,000             232,101
Kingfisher Plc ..........................................   15,700             219,472
Lloyds TSB Group Plc ....................................  103,900           1,353,424
Lucas Variety ...........................................   96,500             341,213
MEPC Plc ................................................   27,400             228,915
MFI Furniture Group Plc .................................  114,032             226,920
National Power Plc (New) ................................    9,000              88,660
Nycomed Amersham Plc ....................................   13,884             503,194
Pearson Plc .............................................   10,000             130,088
Pilkington Plc ..........................................   97,600             204,654
PowerGen Plc ............................................   19,000             247,479
Prudential Corp. ........................................   38,700             471,865
Racal Electronics .......................................   59,900             263,026
Rank Group ..............................................   40,150             223,844
Reed International Ltd. .................................   35,700             340,531
RMC Group Plc ...........................................   11,350             160,903
Rolls Royce Plc .........................................   29,900             115,558
Royal Bank of Scotland ..................................   43,300             552,734
Royal & Sun Alliance Insurance Group Plc ................   28,000             282,279



                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------


GREAT BRITAIN - CONTINUED
Sainsbury (J.) Plc ......................................   42,444         $   355,299
Scottish Power Plc ......................................   38,800             343,300
Sears Plc ...............................................  224,300             195,508
Shell Transport & Trading ...............................   32,800             230,336
Smith & Nephew Plc ......................................   23,000              68,086
SmithKline Beecham Plc ..................................        2                  20
Standard Chartered Plc ..................................   18,800             204,835
Tomkins Plc .............................................   46,600             220,718
Unilever Ltd. ...........................................   16,000             137,804
Unilever Plc ............................................   26,000             223,932
United News & Media Plc .................................   11,900             135,625
Vickers Plc .............................................   53,000             205,707
Vodafone Group Plc ......................................   61,200             441,851
Wessex Water Plc ........................................   45,400             383,031
Zeneca Group Plc ........................................   21,750             771,399
                                                                           -----------
                                                                            16,226,938
                                                                           -----------
HONG KONG - 1.1%
Bank of East Asia Hong Kong .............................       80                 187
Dickson Concepts International, Ltd. ....................   73,000             106,473
Hong Kong Electric ......................................   75,500             286,993
New World Development Co., Ltd. .........................   48,000             166,041
Swire Pacific Ltd, Class A ..............................   41,500             227,654
                                                                           -----------
                                                                               787,348
                                                                           -----------
IRELAND - 1.3%
Allied Irish Banks Plc ..................................   33,600             325,881
Bank of Ireland .........................................    3,700              56,834
CRH Plc .................................................   10,475             122,811
Irish Life Plc ..........................................   21,700             124,731
Smurfit (Jefferson) Group ...............................   47,800             134,991
Waterford Wedgewood .....................................  112,200             152,029
                                                                           -----------
                                                                               917,277
                                                                           -----------
ITALY - 5.4%
Edison SPA ..............................................   55,200             330,451
ENI SPA .................................................  131,000             748,508
Istituto Banc San Paolo Torina ..........................   45,000             432,438
Istituto Mobiliare Italiano .............................   35,000             415,189
Istituto Nazionale delle Assicurazioni ..................  402,000             815,824
Mediolanum SPA ..........................................   10,560             198,896
Parmalat Finanziaria SPA ................................  187,000             266,962
Telecom Italia SPA-RNC ..................................  109,200             480,097
                                                                           -----------
                                                                             3,688,365
                                                                           -----------


                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------

JAPAN - 13.4%
Asatsu, Inc. ............................................    3,200         $    46,277
Ashikaga Bank Ltd. ......................................   22,000              35,538
Bridgestone Corp. .......................................   20,000             435,385
Canon Sales Co., Inc. ...................................    6,000              68,769
Canon, Inc. .............................................   13,000             304,000
Daiwa Danchi Co., Ltd. * ................................    5,000               7,308
DDI Corp. ...............................................       43             114,115
Ebaba Corp. .............................................   16,000             169,846
Familymart ..............................................       40               1,440
Fanuc Co. ...............................................    7,000             266,000
Fuji Photo Film .........................................    9,000             346,154
Fujitsu Ltd. ............................................   43,000             463,077
Hitachi Ltd . ...........................................   23,000             164,538
Ishihara Sangyo Kaisha * ................................   20,000              22,308
Ito-Yokado Co., Ltd. ....................................    4,000             204,615
Japan Tobacco, Inc. .....................................       29             206,569
Keiyo Bank ..............................................   15,000              31,154
Kyodo Printing Co. ......................................    5,000              19,615
Marubeni Corp. ..........................................   33,000              58,131
Mitsubishi Corp. ........................................   28,000             221,846
Mitsubishi Estate Co., Ltd. .............................   34,000             371,385
Mitsubishi Rayon Co. ....................................   37,000              91,077
Mitsui Mining & Smelting ................................   30,000             120,923
Mitsui Trust & Banking ..................................   71,000             138,177
Nichiei Co., Ltd. (Kyoto) ...............................    2,000             213,846
Nippon Steel Corp. ......................................   80,000             118,769
Nippon Telegraph and Telephone Corp. ....................       64             551,385
Nishimatsu Construction Co. .............................    7,000              22,077
Nissan Motors ...........................................   37,000             153,692
Nomura Securities Co., Ltd. .............................   14,000             187,385
Ono Pharmaceutical ......................................      500               9,308
Promise Co., Ltd. .......................................    2,640             147,028
Ricoh Corp., Ltd. .......................................   21,000             261,692
Rohm Co. ................................................    1,000             100,769
Sanki Engineering .......................................    2,000              14,215
Secom Co., Ltd. .........................................    2,000             128,308
Sekisui Chemical Co., Ltd. ..............................    7,000              35,700
Shin-Etsu Chemical Co. ..................................   12,000             229,846
Sony Corp. ..............................................    4,700             419,385
Sumitomo Forestry .......................................    9,000              43,962



                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------


JAPAN - CONTINUED
Tadano Ltd. .............................................    3,000         $     8,192
Takeda Chemical Industries ..............................   14,000             400,615
TDK Corp. ...............................................    4,000             302,769
The Bank of Tokyo Mitsubishi ............................   32,000             443,077
Toda Construction Co. ...................................    7,000              19,115
Tokio Marine & Fire Insurance Co. .......................    4,000              45,538
Tokyo Electric Power Co., Inc. ..........................    4,800              87,877
Tokyo Steel, Mfg. .......................................    9,000              30,531
Toppan Printing Co., Ltd. ...............................   19,000             248,462
Tostem Corp. ............................................    7,000              75,385
Toyota Motor Co. ........................................   26,000             748,000
Yamanouchi Pharmaceutical ...............................   12,000             258,462
Yokogawa Bridge Corp. ...................................      300                 762
                                                                           -----------
                                                                             9,214,399
                                                                           -----------
LUXEMBOURG - 0.2%
Arbed ...................................................      950             103,913
                                                                           -----------

MALAYSIA - 0.0%
Commerce Asset Holdings Berhad ..........................    4,280               2,047
Gamuda Berhad ...........................................   44,000              24,441
                                                                           -----------
                                                                                26,488
                                                                           -----------
NETHERLANDS - 4.2%
Aegon, N.V. .............................................    4,527             403,219
ING Groep N.V. ..........................................    7,155             301,523
Koninklijke Ahold N.V. ..................................    5,828             152,135
Philips Electronics N.V. ................................    3,646             218,778
Royal Dutch Petroleum Co. ...............................   28,980           1,591,648
Unilever N.V. ...........................................    3,800             234,394
                                                                           -----------
                                                                             2,901,697
                                                                           -----------
NEW ZEALAND - 1.6%
Brierley Investments Ltd. ...............................  129,000              92,203
Carter Holt Harvey Ltd. .................................   87,000             134,478
Fletcher Challenge Forestry Shares ......................   85,000              70,633
Fletcher Challenge Ltd. .................................   49,000             100,228
Fletcher Challenge Paper Shares .........................  104,000             135,977
Lion Nathan .............................................   70,800             158,808
Telecom New Zealand .....................................   88,600             429,904
                                                                           -----------
                                                                             1,122,231
                                                                           -----------
NORWAY - 0.5%
Kvaerner B ..............................................    3,800             176,447
Norsk Hydro .............................................    2,900             141,331
                                                                           -----------
                                                                               317,778
                                                                           -----------


                       See notes to financial statements

COVA SERIES TRUST
INTERNATIONAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------
SECURITY                                                                        VALUE
DESCRIPTION                                                 SHARES            (NOTE 1)
---------------------------------------------------------------------------------------

SINGAPORE - 1.6%
City Developments Ltd. ..................................   27,000         $   125,059
Fraser & Neave Ltd. .....................................   25,000             108,373
Osprey Maritime Ltd. ....................................  141,000             113,034
Sembawang Maritime Ltd. .................................   62,000              91,306
Singapore Airlines Ltd. .................................   53,500             349,466
United Overseas Bank ....................................   53,000             294,270
Wong's Circuits Holdings Ltd. * .........................   72,000              47,160
                                                                           -----------
                                                                             1,128,668
                                                                           -----------
SPAIN - 3.1%
Acerinox, S.A. ..........................................      500              73,833
Banco Bilbao Vizcaya, S.A. ..............................   16,300             527,394
Banco Popular Espanola S.A. .............................    1,520             106,241
Hidroelectrica Del Cantabrico ...........................    2,200              96,449
Iberdrola I.S.A. ........................................   80,000           1,052,701
Repsol S.A. .............................................    4,100             174,903
Vallehermoso SA .........................................    3,233              99,088
                                                                           -----------
                                                                             2,130,609
                                                                           -----------
SWEDEN - 1.6%
Autoliv, Inc. ...........................................   11,100             361,766
Incentive AB-B Shares ...................................    2,755             249,049
Skandia Forsakrings AB ..................................   10,489             495,257
                                                                           -----------
                                                                             1,106,072
                                                                           -----------
SWITZERLAND - 6.8%
ABB AG - Bearer New * ...................................      100             124,820
ABB AG ..................................................      218             274,388
Liechtenstein Global Trust ..............................      240             148,981
Holderbank Finan Glaris Class B .........................      156             127,548
Nestle ..................................................      600             900,885
Novartis AG .............................................      411             670,669
Roche Holding AG ........................................      107           1,064,569
UBS (Schw. Bank Gesellschaft) ...........................      937           1,357,394
                                                                           -----------
                                                                             4,669,254
                                                                           -----------
UNITED STATES - 0.3%
Ispat International, N.V. * .............................    4,679              95,920
Westpac Banking Strypes Trust ...........................    3,400             113,900
                                                                           -----------
                                                                               209,820
                                                                           -----------
Total Common and Preferred Stocks (Cost $63,658,134)                        64,473,026
                                                                           -----------


                       See notes to financial statements

              COVA SERIES TRUST
              INTERNATIONAL EQUITY PORTFOLIO

              PORTFOLIO OF INVESTMENTS - CONTINUED
              DECEMBER 31, 1997
              (PERCENTAGE OF NET ASSETS)

-----------------------------------------------------------------------------------------------------
              SECURITY                                                                      VALUE
              DESCRIPTION                                                                 (NOTE 1)
-----------------------------------------------------------------------------------------------------
PAR AMOUNT    FOREIGN BONDS AND DEBT SECURITIES -  0.4%           COUPON    MATURITY
              JAPAN - 0.4%
(Y)10,000,000 BOT Cayman Finance Ltd ...........................   4.25%    03/31/03     $    83,846
(Y)10,000,000 STB Cayman Capital Ltd ...........................   4.25%    10/01/07          57,069
(Y)10,000,000 Yamanouchi Pharmaceutical ........................   4.25%    03/31/14         109,038
                                                                                         -----------
                                                                                             249,953
                                                                                         -----------

              Total Foreign Bonds and Debt Securities (Cost $298,078) ...............        249,953
                                                                                         -----------

              WARRANTS - 0.4%
              GERMANY - 0.3%                                                  SHARES
              Muenchener Rueckversicherungs (expiring 03/13/98) ............     250         146,004
              Volkswagen AG (expiring 10/27/98) ............................     250          70,777
                                                                                         -----------
                                                                                             216,781
                                                                                         -----------
              JAPAN - 0.1%
              Shin-Etsu Chemical Co. (expiring 08/01/00) ...................      14          36,400
                                                                                         -----------

              MALAYSIA - 0.0%
              Commerce Asset Holdings Berhad (expiring 12/31/02) ...........     112              53
                                                                                         -----------


              Total Warrants (Cost $199,104)                                                 253,234
                                                                                         -----------

              TOTAL INVESTMENTS - 94.5%
              (Cost $64,155,316)                                                          64,976,213

              Other Assets and Liabilities (net) -  5.5%                                   3,792,826
                                                                                         -----------

              TOTAL NET ASSETS - 100.0%                                                  $68,769,039
                                                                                         ===========

              PORTFOLIO FOOTNOTES:

              * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

              (Y) - Japanese Yen


                      See notes to financial statements

COVA SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------
      PAR    SECURITY                                                                                  VALUE
    AMOUNT   DESCRIPTION                                          RATE            MATURITY            (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 98.6%
             BANKERS ACCEPTANCE - 17.9%
  $2,153,334 Bank of America .................................   5.500%           01/12/98           $2,149,715
   1,000,000 Chase Manhattan Corp. ...........................   5.780%           01/14/98              997,913
     790,429 Union Bank of California ........................   5.750%           01/12/98              789,040
                                                                                                    -----------
                                                                                                      3,936,668
                                                                                                    -----------
             COMMERCIAL PAPER - 47.5%
   1,500,000 American Express Credit Corp. ...................   5.540%           03/10/98            1,484,303
   2,000,000 Associates Corp. of North America ...............   5.510%           02/19/98            1,985,000
   1,500,000 Chevron UK Investment Plc .......................   5.720%           01/22/98            1,494,995
   1,500,000 CIT Group Holdings, Inc. ........................   5.540%           01/26/98            1,494,229
   1,000,000 Ford Motor Credit Co. ...........................   5.830%           01/16/98              997,571
   2,000,000 General Electric Capital Corp. ..................   5.540%           01/13/98            1,996,307
   1,000,000 John Deere Capital Corp. ........................   5.780%           01/16/98              997,592
                                                                                                    -----------
                                                                                                     10,449,997
                                                                                                    -----------
             MUNICIPAL BONDS - 12.7%
   1,500,000 Botsford General Hospital Michigan Revenue ......   6.700%#          02/15/27            1,500,000
   1,280,000 New York City Taxable ...........................   6.050%#          01/12/98            1,280,000
                                                                                                    -----------
                                                                                                      2,780,000
                                                                                                    -----------
             U.S. GOVERNMENT AGENCIES - 20.5%
   1,000,000 Federal Home Loan Bank (Discount Note) ..........   5.370%           01/07/98              999,105
   1,500,000 Federal Home Loan Bank ..........................   5.750%           02/27/98            1,500,000
   2,000,000 Federal Home Loan Bank ..........................   5.875%           09/24/98            2,000,000
                                                                                                    -----------
                                                                                                      4,499,105
                                                                                                    -----------

             Total Short-Term Investments (Cost $21,665,770)                                         21,665,770
                                                                                                    -----------

             REPURCHASE AGREEMENT - 1.0%
             J.P Morgan U.S. Gov't Repurchase Agreement at 6.25% due
             01/02/98, collaterized by U.S. Treasury Note, $230,000 par,
             5.875% coupon, due 08/15/98, dated 08/09/95, repurchase
             proceeds of $230,080.
     230,000 (Cost $230,000).                                                     01/02/98              230,000
                                                                                                    -----------


             TOTAL INVESTMENTS - 99.6%
             (Cost $21,895,770)                                                                      21,895,770

             Other Assets and Liabilities (net) -  0.4%                                                  82,993
                                                                                                    -----------

             TOTAL NET ASSETS - 100.0%                                                              $21,978,763
                                                                                                    ===========


             PORTFOLIO FOOTNOTES:

             # Variable rate security. Interest rate resets either daily or weekly. The rate shown represents the rate in effect at December 31, 1997.

                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------------------------------
      PAR     SECURITY                                                                                       VALUE
     AMOUNT   DESCRIPTION                                                 COUPON             MATURITY       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------

              DOMESTIC BONDS AND DEBT SECURITIES - 87.7%
              AIRLINES - 5.1%
   $1,000,000 Delta Air Lines, Inc. ..................................    10.500%            04/30/16    $ 1,319,010
    1,000,000 United Air Lines, Inc. .................................     9.125%            01/15/12      1,203,106
                                                                                                         -----------
                                                                                                           2,522,116
                                                                                                         -----------
              BANKING - 11.0%
    1,000,000 Advanta Bank Corp. .....................................     6.520%            04/30/98      1,001,980
    2,000,000 Bank of New York .......................................     8.500%            12/15/04      2,234,440
    2,000,000 Chase Manhattan Corp. ..................................     9.750%            11/01/01      2,239,184
                                                                                                         -----------
                                                                                                           5,475,604
                                                                                                         -----------
              BEVERAGES, FOOD & TOBACCO - 2.0%
    1,000,000 Archer-Daniels-Midland Co. .............................     6.750%            12/15/27      1,004,744
                                                                                                         -----------

              CHEMICALS - 2.1%
    1,000,000 Solutia, Inc. ..........................................     7.375%            10/15/27      1,034,990
                                                                                                         -----------

              CONGLOMERATES - 2.3%
    1,000,000 General Electric Capital Corp. .........................     5.800%            04/01/08      1,146,435
                                                                                                         -----------

              CONSUMER SERVICES - 5.0%
    2,200,000 Yale University ........................................     7.375%            04/15/26      2,487,646
                                                                                                         -----------

              ELECTRIC UTILITIES - 2.0%
    1,000,000 Nipsco Capital Markets, Inc. ...........................     6.780%            12/01/27      1,009,930
                                                                                                         -----------

              ELECTRICAL EQUIPMENT - 2.0%
    1,000,000 Polaroid Corp. .........................................     6.750%            01/15/02      1,015,297
                                                                                                         -----------

              ENVIRONMENTAL CONTROLS - 4.1%
    2,000,000 USA Waste Services, Inc. (a) ...........................     7.000%            10/01/04      2,047,996
                                                                                                         -----------

              FINANCIAL SERVICES - 6.0%
    2,000,000 Corp Andina De Fomento (144A) @ ........................     7.250%            04/30/98      2,007,780
    1,000,000 Lehman Brothers Holdings, Inc. .........................     6.625%            12/27/02      1,005,161
                                                                                                         -----------
                                                                                                           3,012,941
                                                                                                         -----------
              HEAVY MACHINERY - 2.1%
    1,000,000 Black & Decker Corp. ...................................     7.500%            04/01/03      1,049,147
                                                                                                         -----------

              INSURANCE - 2.1%
    1,000,000 American Annuity Group, Inc. ...........................     7.250%            09/28/01      1,022,640
                                                                                                         -----------

              LODGING - 2.1%
    1,000,000 Hilton Hotels Corp. ....................................     7.375%            06/01/02      1,021,850
                                                                                                         -----------

              MEDIA - BROADCASTING & PUBLISHING - 2.1%
    1,000,000 Turner Broadcasting Systems, Inc. ......................     7.400%            02/01/04      1,040,420
                                                                                                         -----------

                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------------------------------
      PAR     SECURITY                                                                                       VALUE
     AMOUNT   DESCRIPTION                                                 COUPON             MATURITY       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------


              OIL & GAS - 17.4%
   $2,000,000 NGC Corp. Capital Trust (Series B) .....................     8.316%            06/01/27    $ 2,268,340
    2,000,000 Panenergy Corp. ........................................     7.000%            10/15/06      2,085,328
    1,000,000 Tosco Corp. ............................................     7.625%            05/15/06      1,073,678
    2,000,000 USX Corp. ..............................................     9.800%            07/01/01      2,218,330
    1,000,000 Weatherford Enterra, Inc. ..............................     7.250%            05/15/06      1,047,382
                                                                                                         -----------
                                                                                                           8,693,058
                                                                                                         -----------
              PHARMACEUTICALS - 2.2%
    1,000,000 Johnson & Johnson ......................................     8.250%            11/09/04      1,111,111
                                                                                                         -----------

              REAL ESTATE - 2.1%
    1,000,000 Federal Realty Investment Trust (REIT) .................     8.875%            01/15/00      1,046,475
                                                                                                         -----------

              RETAILERS - 6.3%
    1,000,000 Federated Department Stores, Inc. ......................     8.125%            10/15/02      1,072,830
    2,000,000 Gap, Inc. ..............................................     6.900%            09/15/07      2,075,520
                                                                                                         -----------
                                                                                                           3,148,350
                                                                                                         -----------
              TELEPHONE SYSTEMS - 6.4%
    2,000,000 LCI International, Inc. ................................     7.250%            06/15/07      2,077,360
    1,000,000 Worldcom, Inc. .........................................     7.750%            04/01/27      1,101,790
                                                                                                         -----------
                                                                                                           3,179,150
                                                                                                         -----------
              TRANSPORTATION - 2.3%
    1,000,000 Norfolk Southern Corp. .................................     7.800%            05/15/27      1,126,280
                                                                                                         -----------

              Total Corporate Bonds (Cost $41,376,089)                                                    43,196,180
                                                                                                         -----------

              U.S.GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.9%
      138,259 Federal Home Loan Bank .................................     4.140%            06/04/98        137,491
       46,952 Federal Home Loan Mortgage Corp ........................     8.000%            09/01/08         48,581
       97,280 Federal National Mortgage Association ..................     7.500%            12/25/19         99,787
       48,520 Federal National Mortgage Association ..................     8.500%            07/01/19         50,718
       44,808 Federal National Mortgage Association ..................     8.000%            09/01/03         46,405
       98,192 Government National Mortgage Association ...............     9.000%            01/15/20        105,127
                                                                                                         -----------
              Total Mortgage Backed Securities (Cost $439,768)                                               488,109
                                                                                                         -----------

              CORPORATE MORTGAGE BACKED SECURITIES - 0.1%
       46,282 Citicorp Mortgage Securities ...........................     6.250%            08/25/24         46,160
                                                                                                         -----------
              (Cost $45,617)

              Total Domestic Bonds and Debt Securities (Cost $41,861,474)                                 43,730,449
                                                                                                         -----------

              FOREIGN BONDS AND DEBT SECURITIES - 10.6%
              CANADA - 5.4%
    1,390,000 Hydro-Quebec (Yankee) ..................................    11.750%            02/01/12      2,021,366
      600,000 Hydro-Quebec (Yankee) ..................................    13.250%            12/15/13        668,061
                                                                                                         -----------
                                                                                                           2,689,427
                                                                                                         -----------
              CAYMAN ISLANDS - 2.0%
    1,000,000 BCH Cayman Islands, Ltd. (Yankee) ......................     6.500%            02/15/06        990,008
                                                                                                         -----------

              NORWAY - 3.2%
    1,500,000 Petroleum Geo-Services (Yankee) ........................     7.500%            03/31/07      1,600,556
                                                                                                         -----------

              Total Foreign Bonds and Debt Securities (Cost $5,104,248)                                    5,279,991
                                                                                                         -----------

                       See notes to financial statements

COVA SERIES TRUST
QUALITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------------------------------
      PAR     SECURITY                                                                                       VALUE
     AMOUNT   DESCRIPTION                                                                    MATURITY       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------

              REPURCHASE AGREEMENTS - 0.3%
              J.P Morgan U.S. Gov't Repurchase Agreement at 6.25% due
              01/02/98, collaterized by U.S. Treasury Bond, $115,000 par,
              8.50% coupon, due 02/15/20, dated 02/15/90, repurchase
              proceeds of $149,052.
     $149,000 (Cost $149,000).                                                               01/02/98    $   149,000
                                                                                                         -----------


              TOTAL INVESTMENTS - 98.6%
              (Cost $47,114,722)                                                                          49,159,440

              Other Assets and Liabilities (net) -  1.4%                                                     676,220
                                                                                                         -----------

              TOTAL NET ASSETS - 100.0%                                                                  $49,835,660
                                                                                                         ===========





              Portfolio Footnotes:

              @ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                  Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

              (a) Assets segregated for open futures

              REIT - Real Estate Investment Trust

              Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.


                        See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.3%
AEROSPACE & DEFENSE - 1.9%
AlliedSignal, Inc. ..............................................       6,600      $    256,988
Boeing Co. ......................................................      11,500           562,781
General Dynamics Corp. ..........................................         900            77,794
Lockheed Martin Corp. ...........................................       2,300           226,550
Northrop Grumman Corp. ..........................................         800            92,000
Raytheon Co. Class B ............................................       2,900           146,450
Textron, Inc. ...................................................       2,100           131,250
United Technologies Corp. .......................................       2,800           203,875
                                                                                     ----------
                                                                                      1,697,688
                                                                                     ----------
AIRLINES - 0.4%
AMR Corp. .......................................................       1,000           128,500
Delta Air Lines, Inc. ...........................................       1,000           119,000
Southwest Airlines, Inc. ........................................       2,550            62,794
US Airways Group, Inc. ..........................................       1,000            62,500
                                                                                     ----------
                                                                                        372,794
                                                                                     ----------
AUTOMOTIVE - 2.3%
Chrysler Corp. ..................................................       8,200           288,538
Dana Corp. ......................................................       1,400            66,500
Eaton Corp. .....................................................       1,000            89,250
Ford Motor Co. ..................................................      13,800           671,888
General Motors Corp. ............................................       8,500           515,313
Genuine Parts ...................................................       2,700            91,631
Goodyear Tire & Rubber Co. ......................................       2,000           127,250
Meritor Automotive, Inc. ........................................         866            18,240
Navistar International Corp. * ..................................       1,200            29,775
Paccar, Inc. ....................................................       1,100            57,750
TRW, Inc. .......................................................       1,700            90,738
                                                                                     ----------
                                                                                      2,046,873
                                                                                     ----------
BANKING - 8.6%
Banc One Corp. ..................................................       6,500           353,031
Bank of New York ................................................       4,500           260,156
BankAmerica Corp. ...............................................       8,100           591,300
BankBoston Corp. ................................................       1,700           159,694
Bankers Trust New York Corp. ....................................       1,100           123,681
Barnett Banks, Inc. .............................................       2,300           165,313
Beneficial Corp. ................................................       1,100            91,438
Chase Manhattan Corp. ...........................................       4,800           525,600
Citicorp ........................................................       5,200           657,475
Comerica, Inc. ..................................................       1,300           117,325
Corestates Financial Corp. ......................................       2,500           200,156
Fifth Third Bancorp .............................................       1,900           155,325

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

BANKING - continued
First Chicago NBD Corp. .........................................       3,600      $    300,600
First Union Corp. ...............................................       6,600           338,250
Fleet Financial Group, Inc. .....................................       3,000           224,813
Golden West Financial Corp. .....................................         800            78,250
Huntington Bancshares, Inc. .....................................       2,100            75,600
H.F. Ahmanson & Co. .............................................       1,300            87,019
KeyCorp .........................................................       2,600           184,113
MBNA Corp. ......................................................       6,450           176,166
Mellon Bank Corp. ...............................................       3,100           187,938
National City Corp. .............................................       2,600           170,950
Nationsbank Corp. ...............................................       8,300           504,744
Norwest Corp. ...................................................       8,600           332,175
PNC Bank Corp. ..................................................       3,800           216,838
Republic New York Corp. .........................................         700            79,931
State Street Corp. ..............................................       2,000           116,375
Suntrust Banks, Inc. ............................................       2,600           185,575
U.S. Bancorp ....................................................       2,800           313,425
Wachovia Corp. ..................................................       2,000           162,250
Washington Mutual, Inc. .........................................       2,800           178,675
Wells Fargo & Co. ...............................................       1,000           339,438
                                                                                     ----------
                                                                                      7,653,619
                                                                                     ----------
BEVERAGES, FOOD & TOBACCO - 8.1%
Anheuser-Busch Companies, Inc. ..................................       5,700           250,800
Archer-Daniels-Midland Co. ......................................       6,600           143,138
Brown Forman Corp. Class B ......................................       1,100            60,775
Campbell Soup Co. ...............................................       5,400           313,875
Coca-Cola Co. ...................................................      28,600         1,905,475
Conagra, Inc. ...................................................       5,600           183,750
CPC International, Inc. .........................................       1,600           172,400
Fortune Brands, Inc. ............................................       2,100            77,831
General Mills Co. ...............................................       1,800           128,925
Heinz (H.J.), Co. ...............................................       4,200           213,413
Hershey Foods Corp. .............................................       1,700           105,294
Kellogg Co. .....................................................       4,800           238,200
Pepsico, Inc. ...................................................      17,600           641,300
Philip Morris Companies, Inc. ...................................      27,800         1,259,688
Pioneer Hi-Bred International, Inc. .............................       1,000           107,250
Quaker Oats Co. .................................................       1,900           100,225
Ralston-Ralston Purina Group ....................................       1,300           120,819
Sara Lee Corp. ..................................................       5,600           315,350
Seagrams Co., Ltd. ..............................................       4,500           145,406

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

BEVERAGES, FOOD & TOBACCO - continued
Sysco Corp. .....................................................       2,400      $    109,350
Unilever N.V. ...................................................       7,200           449,550
UST, Inc. .......................................................       2,600            96,038
Wrigley (William Jr), Co. .......................................       1,400           111,388
                                                                                     ----------
                                                                                      7,250,240
                                                                                     ----------
BUILDING MATERIALS - 0.2%
Masco Corp. .....................................................       2,100           106,838
Sherwin Williams Co. ............................................       2,600            72,150
                                                                                     ----------
                                                                                        178,988
                                                                                     ----------
CHEMICALS - 2.4%
Air Products & Chemicals, Inc. ..................................       1,400           115,150
Dow Chemical Co. ................................................       2,700           274,050
Du Pont (E.I.) De Nemours and Co. ...............................      13,000           780,766
Eastman Chemical Co. ............................................       1,200            71,475
Grace (W.R.), & Co. .............................................         900            72,394
Hercules, Inc. ..................................................       1,300            65,081
International Flavors & Fragrances, Inc. ........................       1,500            77,250
Monsanto Co. ....................................................       6,800           285,600
Morton International, Inc. ......................................       1,900            65,313
PPG Industries ..................................................       2,200           125,675
Praxair, Inc. ...................................................       1,900            85,500
Rohm & Haas Co. .................................................         800            76,600
Sigma Aldrich Corp. .............................................       1,500            59,625
Union Carbide Corp. .............................................       1,600            68,700
                                                                                     ----------
                                                                                      2,223,179
                                                                                     ----------
COMMERCIAL SERVICES - 0.8%
Cendant Corp. * .................................................       9,566           328,827
Equifax, Inc. ...................................................       2,000            70,875
Interpublic Group, Inc. .........................................       1,700            84,681
Service Corp. International .....................................       3,100           114,506
Waste Management, Inc. ..........................................       5,400           148,500
                                                                                     ----------
                                                                                        747,389
                                                                                     ----------
COMMUNICATIONS - 1.8%
3 Com Corp. .....................................................       3,900           136,256
Alltel Corp. ....................................................       2,600           106,763
Andrew Corp. * ..................................................       1,300            31,200
DSC Communications ..............................................       1,400            33,600
Lucent Technologies, Inc. .......................................       7,500           599,063
MCI Communications Corp. ........................................       8,100           346,781
Tele-Communications, Inc. (Series A) * ..........................       7,800           217,913
Tellabs, Inc. * .................................................       2,200           116,325
                                                                                     ----------
                                                                                      1,587,901
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING - 4.1%
Adobe Systems, Inc. .............................................         900      $     37,125
Automatic Data Processing, Inc. .................................       3,500           214,813
Cabletron Systems, Inc. * .......................................       1,900            28,500
Ceridian Corp. * ................................................       1,200            54,975
Cisco Systems, Inc. * ...........................................      11,550           643,913
Computer Associates International, Inc. .........................       6,300           333,113
Computer Sciences Corp. .........................................       1,000            83,500
First Data Corp. ................................................       5,300           155,025
Microsoft Corp. * ...............................................      13,800         1,783,650
Novell Inc. .....................................................       4,600            34,500
Oracle Corp. * ..................................................      11,400           254,363
Parametric Technology Co. * .....................................       1,600            75,700
                                                                                     ----------
                                                                                      3,699,177
                                                                                     ----------
COMPUTERS & INFORMATION - 3.8%
Apple Computer, Inc. * ..........................................       1,600            21,000
Cognizant Corp. .................................................       2,200            98,038
Compaq Computer Corp. ...........................................       8,600           485,363
Dell Computer Corp. * ...........................................       3,900           327,600
Digital Equipment Corp. .........................................       1,900            70,300
EMC Corp. * .....................................................       5,800           159,138
Hewlett-Packard Co. .............................................      11,700           731,250
International Business Machines Corp. ...........................      11,500         1,202,469
Seagate Technology, Inc * .......................................       2,900            55,825
Silicon Graphics, Inc. ..........................................       2,200            27,363
Sun Microsystems, Inc. * ........................................       4,300           171,463
Unisys Corp. ....................................................       2,600            36,075
Unova, Inc. * ...................................................         800            13,150
                                                                                     ----------
                                                                                      3,399,034
                                                                                     ----------
CONGLOMERATES - 0.6%
American Express Credit Corp. ...................................       5,600           499,800
                                                                                     ----------

CONTAINERS & PACKAGING - 0.2%
Avery-Dennison Corp. ............................................       1,400            62,650
Crown Cork & Seal, Inc. .........................................       1,600            80,200
                                                                                     ----------
                                                                                        142,850
                                                                                     ----------
COSMETICS & PERSONAL CARE - 1.1%
Avon Products, Inc. .............................................       1,700           104,338
Colgate-Palmolive Co. ...........................................       3,500           257,250
Gillette Co. ....................................................       6,400           642,800
                                                                                     ----------
                                                                                      1,004,388
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES - 2.6%
American Electric Power Co. .....................................       2,400      $    123,900
Carolina Power & Light Co. ......................................       2,200            93,363
Central & South West Corp. ......................................       3,600            97,425
Cinergy Corp. ...................................................       2,300            88,119
Consolidated Edison of N.Y. .....................................       3,300           135,300
Dominion Resources, Inc. ........................................       2,500           106,406
DTE Energy Co. ..................................................       2,500            86,719
Duke Power Co. ..................................................       4,100           227,038
Edison International ............................................       5,000           135,938
Entergy Corp. ...................................................       3,700           110,769
FPL Group, Inc. .................................................       2,200           130,213
Houston Industries, Inc. ........................................       4,200           112,088
Pacificorp ......................................................       4,200           114,713
Peco Energy Co. .................................................       3,900            94,575
Public Service Enterprise Group, Inc. ...........................       3,500           110,906
PG&E Corp. ......................................................       5,400           164,363
Southern Co. ....................................................       8,100           209,588
Texas Utilities Co. .............................................       3,100           128,844
Unicom Corp. ....................................................       3,600           110,700
                                                                                     ----------
                                                                                      2,380,967
                                                                                     ----------
ELECTRICAL EQUIPMENT - 4.2%
AMP Inc. ........................................................       2,700           113,400
Applied Materials, Inc. .........................................       4,200           126,525
Emerson Electric Co. ............................................       5,300           299,119
General Electric Co. ............................................      37,600         2,758,900
Grainger (W.W.), Inc. ...........................................         800            77,750
Northern Telecom Ltd. ...........................................       3,100           275,900
Polaroid Corp. ..................................................         700            34,081
Raychem Corp. ...................................................       1,200            51,675
Thermo Electron Corp. * .........................................       1,900            84,550
                                                                                     ----------
                                                                                      3,821,900
                                                                                     ----------
ELECTRONICS - 2.9%
Advanced Micro Devices ..........................................       1,700            30,494
CBS Corp. .......................................................       7,500           220,781
Honeywell, Inc. .................................................       1,600           109,600
Intel Corp. .....................................................      18,900         1,327,725
LSI Logic Corp. .................................................       1,700            33,575
Micron Technology, Inc. .........................................       2,500            65,000
Motorola, Inc. ..................................................       6,900           393,731
National Semiconductor Corp. ....................................       1,700            44,094
NextLevel Systems, Inc. * .......................................       2,100            37,538

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

ELECTRONICS - continued
Perkin-Elmer Corp. ..............................................         700      $     49,744
Rockwell International Corp. ....................................       2,600           135,850
Texas Instruments, Inc. .........................................       4,400           198,000
                                                                                     ----------
                                                                                      2,646,132
                                                                                     ----------
ENTERTAINMENT & LEISURE - 1.4%
Brunswick Corp., Inc. ...........................................       1,500            45,469
Harrah's Entertainment, Inc. ....................................       1,500            28,313
Hasbro, Inc. ....................................................       1,800            56,700
Mattel, Inc. ....................................................       3,500           130,375
Mirage Resorts, Inc. * ..........................................       2,300            52,325
Viacom Inc. Class B .............................................       4,300           178,181
Walt Disney Co. .................................................       7,700           762,781
                                                                                     ----------
                                                                                      1,254,144
                                                                                     ----------
ENVIRONMENTAL CONTROLS - 0.1%
Browning-Ferris Industries, Inc. ................................       2,700            99,900
                                                                                     ----------

FINANCIAL SERVICES - 2.6%
American General Corp. ..........................................       2,900           156,781
Block, (H.& R.), Inc. ...........................................       1,600            71,700
Charles Schwab Corp. ............................................       3,450           144,684
Countrywide Credit Industries, Inc. .............................       1,600            68,600
Federal Home Loan Mortgage Corp. ................................       8,200           343,888
Federal National Mortgage Association ...........................      12,100           690,456
Green Tree Financial Corp. ......................................       1,800            47,138
Household International, Inc. ...................................       1,400           178,588
J.P. Morgan & Co., Inc. .........................................       2,100           237,038
Merrill Lynch & Co., Inc. .......................................       4,000           291,750
MGIC Investment Corp. ...........................................       1,500            99,750
Providian Financial Corp. .......................................       1,400            63,263
                                                                                     ----------
                                                                                      2,393,636
                                                                                     ----------
FOREST PRODUCTS & PAPER - 0.8%
Champion International ..........................................       1,200            54,375
Fort James Corp. ................................................       2,300            87,975
Georgia-Pacific Corp. (Timber Group) * ..........................       1,100            24,956
Georgia-Pacific Corp. ...........................................       1,100            66,825
International Paper Co. .........................................       3,500           150,938
Mead Corp. ......................................................       1,600            44,800
Union Camp Corp. ................................................       1,000            53,688
Westvaco Corp. ..................................................       1,700            53,444
Weyerhauser Co. .................................................       2,400           117,750
Willamette Industries, Inc. .....................................       1,400            45,063
                                                                                     ----------
                                                                                        699,814
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS - 1.0%
Columbia/HCA Healthcare Corp. ...................................       7,800      $    231,075
Healthsouth Corp. * .............................................       4,200           116,550
Humana, Inc. * ..................................................       2,300            47,725
Medtronic, Inc. .................................................       5,600           292,950
Tenet Healthcare Corp. ..........................................       3,700           122,563
United Healthcare Corp. .........................................       2,200           109,313
                                                                                     ----------
                                                                                        920,176
                                                                                     ----------
HEAVY MACHINERY - 0.9%
Case Corp. ......................................................       1,000            60,438
Caterpiller Tractor, Inc. .......................................       4,500           218,531
Cooper Industries, Inc. .........................................       1,500            73,500
Cummins Engine Co., Inc. ........................................         600            35,438
Deere & Co. .....................................................       3,100           180,769
Ingersoll-Rand Co. ..............................................       2,950           119,475
Pall Corp. ......................................................       2,000            41,375
Parker-Hannifin Corp. ...........................................       1,650            75,694
                                                                                     ----------
                                                                                        805,220
                                                                                     ----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.1%
Black & Decker Corp. ............................................       1,400            54,688
Whirlpool Corp. .................................................       1,100            60,500
                                                                                     ----------
                                                                                        115,188
                                                                                     ----------
HOUSEHOLD PRODUCTS - 1.8%
Clorox Co. ......................................................       1,400           110,688
Newell Co. ......................................................       2,100            89,250
Owens-Illinois, Inc. * ..........................................       1,800            68,288
Procter & Gamble Co. ............................................      15,600         1,245,075
Rubbermaid, Inc. ................................................       2,200            55,000
Stanley Works, (The) ............................................       1,300            61,344
                                                                                     ----------
                                                                                      1,629,645
                                                                                     ----------
INDUSTRIAL - DIVERSIFIED - 2.0%
Armstrong World Industries, Inc. ................................         800            59,800
Baker Hughes, Inc. ..............................................       1,800            78,525
Corning, Inc. ...................................................       2,800           103,950
Dover Corp. .....................................................       2,800           101,150
Eastman Kodak Co. ...............................................       3,800           231,088
Fluor Corp. .....................................................       1,200            44,850
Illinois Tool Works, Inc. .......................................       3,100           186,388
ITT Corp. * .....................................................       1,400           116,025
ITT Industries, Inc. ............................................       1,700            53,338
Johnson Controls, Inc. ..........................................       1,200            57,300

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

INDUSTRIAL - DIVERSIFIED - continued
Minnesota Mining & Manufacturing Co. ............................       4,800      $    393,900
Temple Inland, Inc. .............................................         800            41,850
Tenneco, Inc. ...................................................       2,200            86,900
Tyco International Ltd. .........................................       6,200           279,388
                                                                                     ----------
                                                                                      1,834,452
                                                                                     ----------
INSURANCE - 4.7%
Aetna, Inc. .....................................................       1,800           127,013
Allstate Corp. ..................................................       5,100           463,463
American International Group ....................................       8,000           870,000
Aon Corp. .......................................................       2,000           117,250
Chubb Corp. .....................................................       2,100           158,813
Cigna Corp. .....................................................         800           138,450
Conseco, Inc. ...................................................       2,200            99,963
General RE Corp. ................................................         900           190,800
Hartford Financial Services Group, Inc. .........................       1,400           130,988
Jefferson Pilot Corp. ...........................................       1,000            77,875
Lincoln National Corp. ..........................................       1,300           101,563
Loews Corp. .....................................................       1,400           148,575
Marsh & McLennan Cos., Inc. .....................................       2,000           149,125
MBIA, Inc. ......................................................       1,000            66,813
Progressive Corp. ...............................................         900           107,888
Safeco Corp. ....................................................       1,600            78,000
St. Paul Cos. ...................................................       1,100            90,269
SunAmerica, Inc. ................................................       2,500           106,875
Torchmark Corp. .................................................       1,800            75,713
Transamerica Corp. ..............................................         900            95,850
Travelers Group, Inc. ...........................................      13,962           752,203
Unum Corp. ......................................................       1,700            92,438
                                                                                     ----------
                                                                                      4,239,927
                                                                                     ----------
LODGING - 0.2%
Hilton Hotels Corp. .............................................       3,100            92,225
Marriott International, Inc. ....................................       1,600           110,800
                                                                                     ----------
                                                                                        203,025
                                                                                     ----------
MEDIA - BROADCASTING & PUBLISHING - 1.9%
Clear Channel Communications, Inc. * ............................       1,100            87,381
Comcast Corp. ...................................................       4,200           132,563
Dow Jones & Co., Inc. ...........................................       1,400            75,163
Dun & Bradstreet Corp. ..........................................       2,300            71,156
Gannett Co., Inc. ...............................................       3,400           210,163
Knight-Ridder, Inc. .............................................       1,300            67,600
McGraw-Hill Companies, Inc. .....................................       1,400           103,600

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

MEDIA - BROADCASTING & PUBLISHING - continued
New York Times Co. ..............................................       1,400      $     92,575
R.R. Donnelley & Sons ...........................................       2,000            74,500
Time Warner, Inc. ...............................................       6,400           396,800
Times Mirror Co. Class A ........................................       1,400            86,100
Tribune Co. .....................................................       1,600            99,600
U.S. West Media Group * .........................................       7,500           216,563
                                                                                     ----------
                                                                                      1,713,764
                                                                                     ----------
MEDICAL SUPPLIES - 0.8%
Baxter International, Inc. ......................................       3,300           166,444
Becton Dickinson & Co. ..........................................       1,600            80,000
Biomet, Inc. ....................................................       1,700            43,563
Boston Scientific Corp. .........................................       2,300           105,513
Cardinal Health, Inc. ...........................................       1,400           105,175
Guidant Corp. ...................................................       2,000           124,500
Mallinckrodt Inc. ...............................................       1,300            49,400
St. Jude Medical, Inc. * ........................................       1,200            36,600
United States Surgical Corp. ....................................       1,000            29,313
                                                                                     ----------
                                                                                        740,508
                                                                                     ----------
METALS - 0.8%
Alcan Aluminum Ltd. .............................................       3,000            82,875
Allegheny Teledyne, Inc. ........................................       2,400            62,100
Aluminum Company of America .....................................       2,000           140,750
Barrick Gold Corp. ..............................................       4,800            89,400
Engelhard Corp. .................................................       2,400            41,700
Freeport-McMoran Copper & Gold, Inc. ............................       3,000            47,250
Nucor Corp. .....................................................       1,200            57,975
Phelps Dodge Corp. ..............................................         900            56,025
Placer Dome, Inc. ...............................................       3,400            43,138
Reynolds Metals Co. .............................................       1,100            66,000
USX - U.S. Steel Group, Inc. ....................................       1,600            50,000
                                                                                     ----------
                                                                                        737,213
                                                                                     ----------
MINING - 0.1%
Inco, Ltd. ......................................................       2,400            40,800
Newmont Mining ..................................................       2,000            58,750
                                                                                     ----------
                                                                                         99,550
                                                                                     ----------
OFFICE EQUIPMENT - 0.7%
Bay Networks, Inc. * ............................................       2,400            61,350
Harris Corp., Inc. ..............................................       1,200            55,050
IKON Office Solutions, Inc. .....................................       1,800            50,625
Pitney Bowes, Inc. ..............................................       1,800           161,888
Xerox Corp. .....................................................       3,800           280,488
                                                                                     ----------
                                                                                        609,401
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

OIL & GAS - 8.6%
Amerada Hess Corp. ..............................................       1,400      $     76,825
Amoco Corp. .....................................................       5,600           476,700
Anadarko Petroleum Corp. ........................................         800            48,550
Apache Corp. ....................................................       1,200            42,075
Ashland, Inc. ...................................................       1,100            59,056
Atlantic Richfield Co. ..........................................       3,700           296,463
Burlington Resources, Inc. ......................................       1,600            71,700
Chevron Corp. ...................................................       7,600           585,200
Coastal Corp. ...................................................       1,300            80,519
Columbia Gas System, Inc. .......................................         800            62,850
Consolidated Natural Gas Co. ....................................       1,300            78,650
Dresser Industries, Inc. ........................................       2,200            92,263
Enron Corp. .....................................................       3,500           145,469
Exxon Corp. .....................................................      28,500         1,743,844
Halliburton Co. .................................................       3,000           155,813
Mobil Corp. .....................................................       9,100           656,906
Occidental Petroleum Corp. ......................................       4,400           128,975
Oryx Energy Co. .................................................       1,700            43,350
Pennzoil Co. ....................................................         700            46,769
Phillips Petroleum Co. ..........................................       3,200           155,600
Rowan Companies, Inc. * .........................................       1,200            36,600
Royal Dutch Petroleum Co. .......................................      24,600         1,333,013
Schlumberger Ltd. ...............................................       5,600           450,800
Sonat, Inc. .....................................................       1,100            50,325
Sun Co., Inc. ...................................................       1,000            42,063
Texaco, Inc. ....................................................       6,200           337,125
Union Pacific Resources Group ...................................       3,200            77,600
Unocal Corp. ....................................................       3,300           128,081
USX - Marathon Group ............................................       3,600           121,500
Western Atlas, Inc. .............................................         800            59,200
Williams Companies, Inc. ........................................       4,200           119,175
                                                                                     ----------
                                                                                      7,803,059
                                                                                     ----------
PHARMACEUTICALS - 9.0%
Abbott Laboratories .............................................       8,900           583,506
Alza Corp. * ....................................................       1,300            41,356
American Home Products Corp. ....................................       7,400           566,100
Amgen, Inc. * ...................................................       3,100           167,788
Bristol-Myers Squibb Co. ........................................      11,500         1,088,188
Crescendo Pharmaceuticals Corp. * ...............................          65               752
Eli Lilly & Co. .................................................      12,800           891,200

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

PHARMACEUTICALS - continued
Johnson & Johnson ...............................................      15,300      $  1,007,888
Merck & Co., Inc. ...............................................      13,900         1,476,875
Pfizer, Inc. ....................................................      14,900         1,110,981
Pharmacia & Upjohn, Inc. ........................................       6,000           219,750
Schering-Plough Corp. ...........................................       8,500           528,063
Warner Lambert Co. ..............................................       3,100           384,400
                                                                                     ----------
                                                                                      8,066,847
                                                                                     ----------
RESTAURANTS - 0.5%
McDonald's Corp. ................................................       8,000           382,000
Tricon Global Restaurants, Inc. * ...............................       1,760            51,150
Wendy's International, Inc. .....................................       2,100            50,531
                                                                                     ----------
                                                                                        483,681
                                                                                     ----------
RETAILERS - 5.0%
Albertson's, Inc. ...............................................       3,200           151,600
American Stores Co. .............................................       3,600            74,025
AutoZone, Inc. ..................................................       2,000            58,000
Circuit City Stores, Inc. .......................................       1,400            49,788
Costco Companies, Inc. ..........................................       2,600           116,025
CVS Corp. .......................................................       2,000           128,125
Dayton-Hudson Corp. .............................................       2,500           168,750
Dillard's, Inc. Class A .........................................       1,500            52,875
F. W. Woolworth Co. .............................................       2,100            42,788
Federated Department Stores, Inc. ...............................       2,500           107,656
Gap Stores ......................................................       4,800           170,100
Home Depot, Inc. ................................................       8,400           494,550
J.C. Penney Co., Inc. ...........................................       2,900           174,906
Kimberly-Clark Corp. ............................................       6,500           320,531
K-Mart Corp. ....................................................       6,000            69,375
Kroger Co. ......................................................       3,100           114,506
Limited, Inc. (The) .............................................       3,400            86,700
Lowes Companies, Inc. ...........................................       2,200           104,913
May Department Stores ...........................................       2,800           147,525
Nordstrom, Inc. .................................................       1,000            60,250
Rite Aid Corp. ..................................................       1,600            93,900
Sears, Roebuck and Co. ..........................................       4,500           203,625
Tandy Corp. .....................................................       1,400            53,988
TJX Companies, Inc. .............................................       2,000            68,750
Toys "R" Us, Inc. ...............................................       3,400           106,888
Walgreen Co. ....................................................       6,000           188,250
Wal-Mart Stores, Inc. ...........................................      26,100         1,029,319
Winn Dixie Stores, Inc. .........................................       2,300           100,481
                                                                                     ----------
                                                                                      4,538,189
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                                 VALUE
DESCRIPTION                                                            SHARES           (NOTE 1)
------------------------------------------------------------------------------------------------

TELEPHONE SYSTEMS - 6.2%
Airtouch Communications, Inc. ...................................       6,000      $    249,375
Ameritech Corp. .................................................       6,300           507,150
AT&T Corp. ......................................................      18,600         1,139,250
Bell Atlantic Corp. .............................................       8,900           809,900
Bellsouth Corp. .................................................      11,400           641,963
Frontier Corp. ..................................................       2,400            57,750
GTE Corp. .......................................................      10,900           569,525
SBC Communications, Inc. ........................................      10,401           761,844
Sprint Corp. ....................................................       5,100           298,988
U.S. West Communications Group ..................................       5,800           261,725
Worldcom, Inc. * ................................................      10,500           317,625
                                                                                     ----------
                                                                                      5,615,095
                                                                                     ----------
TEXTILES, CLOTHING & FABRICS - 0.3%
Liz Claiborne, Inc. .............................................       1,100            45,994
Nike, Inc. ......................................................       3,500           137,375
VF Corp. ........................................................       2,000            91,875
                                                                                     ----------
                                                                                        275,244
                                                                                     ----------
TRANSPORTATION - 0.8%
Burlington Northern Santa Fe Corp. ..............................       1,800           167,288
CSX Corp. .......................................................       2,500           135,000
Federal Express Corp. * .........................................       1,400            85,488
Laidlaw, Inc. Class B ...........................................       4,400            59,950
Norfolk Southern Corp. ..........................................       4,500           138,656
Union Pacific Corp. .............................................       2,800           174,825
                                                                                     ----------
                                                                                        761,207
                                                                                     ----------

TOTAL COMMON STOCKS (Cost $55,062,866)                                               86,991,804
                                                                                     ----------

                       See notes to financial statements

COVA SERIES TRUST
STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

------------------------------------------------------------------------------------------------
SECURITY                                                                PAR              VALUE
DESCRIPTION                                                            AMOUNT           (NOTE 1)
------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 3.7%

U.S. GOVERNMENT AGENCY - 1.1%
Federal Home Loan Mortgage Corp. (Discount Note) at 5.45%,
due  01/21/98 (a)  (Cost $986,072)                                 $1,000,000      $    986,072
                                                                                     ----------



REPURCHASE AGREEMENT - 2.6%
J.P. Morgan U.S. Gov't Repurchase Agreement at 6.25% due 01/02/98,
collaterized by U.S. Treasury Bond, $1,831,000 par, 8.50% coupon,
due 02/15/20, dated 02/15/90, repurchase proceeds of $2,376,825.    2,376,000         2,376,000
                                                                                     ----------
(Cost $2,376,000).

Total short-term investments (Cost $3,362,072)                                        3,362,072
                                                                                     ----------

TOTAL INVESTMENTS - 100.0%
(Cost $58,424,938)                                                                   90,353,876

Other Assets and Liabilities (net) -  0.0%                                               23,426
                                                                                     ----------

TOTAL NET ASSETS - 100.0%                                                          $ 90,377,302
                                                                                     ==========




PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

(a)  Assets segregated for open futures

ADR - American Depositary Receipt


                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
    SHARE    SECURITY                                                                                               VALUE
    AMOUNT   DESCRIPTION                                                                                           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS - 89.5%
             AEROSPACE & DEFENSE - 0.9%
    11,400   AlliedSignal, Inc. ............................................................................    $   443,902
                                                                                                                -----------

             BANKING - 8.8%
    13,050   BankAmerica Corp. .............................................................................        952,650
     7,180   BankBoston Corp. ..............................................................................        674,471
       680   Bankers Trust New York Corp. ..................................................................         76,458
     7,490   Chase Manhattan Corp. .........................................................................        820,155
    11,270   First Union Corp. .............................................................................        577,588
     3,550   Golden West Financial Corp. ...................................................................        347,234
     3,650   Nationsbank Corp. .............................................................................        221,966
     7,100   Washington Mutual, Inc. .......................................................................        453,069
       420   Wells Fargo & Co. .............................................................................        142,554
                                                                                                                -----------
                                                                                                                  4,266,145
                                                                                                                -----------
             BEVERAGES, FOOD & TOBACCO - 4.5%
    13,400   Nabisco Holdings Corp. Class A ................................................................        649,063
    24,220   Philip Morris Companies, Inc. .................................................................      1,097,469
     4,330   Ralston-Ralston Purina Group ..................................................................        402,419
                                                                                                                -----------
                                                                                                                  2,148,951
                                                                                                                -----------
             CHEMICALS - 1.2%
     5,670   BetzDearborn, Inc. ............................................................................        346,224
     3,200   Grace (W.R.) & Co. ............................................................................        257,400
                                                                                                                -----------
                                                                                                                    603,624
                                                                                                                -----------

             COMMERCIAL SERVICES - 0.6%
    10,300   Waste Management, Inc. (a) ....................................................................        283,250
                                                                                                                -----------

             COMMUNICATIONS - 3.7%
     7,800   3 Com Corp. ...................................................................................        272,513
    20,900   Alcatel Alsthom (ADR) .........................................................................        529,031
     8,260   Ericsson L.M. Telephone (ADR) .................................................................        308,201
       400   Loral Space & Communications ..................................................................          8,575
     5,600   Newbridge Network Corp. .......................................................................        195,300
     6,280   Nokia Corp. (ADR) .............................................................................        439,600
                                                                                                                -----------
                                                                                                                  1,753,220
                                                                                                                -----------
             COMPUTER SOFTWARE & PROCESSING - 3.0%
     6,890   BMC Software, Inc. * ..........................................................................        452,156
    18,430   Cabletron Systems, Inc. * .....................................................................        276,450
     9,855   Computer Associates International, Inc. .......................................................        521,083
     2,000   Microsoft Corp. Convertible Preferred .........................................................        179,750
                                                                                                                -----------
                                                                                                                  1,429,439
                                                                                                                -----------
             COMPUTERS & INFORMATION - 4.8%
     8,150   Bell & Howell Co. .............................................................................        197,128
    13,840   Cognizant Corp. ...............................................................................        616,745
    13,670   Creative Technology Ltd. * ....................................................................        300,740
    11,060   International Business Machines Corp. .........................................................      1,156,461
                                                                                                                -----------
                                                                                                                  2,271,074
                                                                                                                -----------
             CONTAINERS & PACKAGING - 1.1%
    10,500   Crown Cork & Seal, Inc. .......................................................................        526,313
                                                                                                                -----------

                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
    SHARE    SECURITY                                                                                               VALUE
    AMOUNT   DESCRIPTION                                                                                           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

             COSMETICS & PERSONAL CARE - 1.1%
       700   Avon Products, Inc. ...........................................................................    $    42,963
     6,500   Colgate-Palmolive Co. .........................................................................        477,750
                                                                                                                -----------
                                                                                                                    520,713
                                                                                                                -----------
             ELECTRIC UTILITIES - 5.5%
     8,420   Boston Edison Co. .............................................................................        318,908
    11,300   Consolidated Edison of N.Y. ...................................................................        463,300
     9,820   Edison International ..........................................................................        266,981
     5,010   FPL Group, Inc. ...............................................................................        296,529
    12,190   GPU, Inc. .....................................................................................        513,504
    32,500   Northeast Utilities ...........................................................................        383,906
    14,900   P.G. & E. Corp. ...............................................................................        453,519
                                                                                                                -----------
                                                                                                                  2,696,647
                                                                                                                -----------
             ELECTRONICS - 2.8%
     6,620   Motorola, Inc. ................................................................................        377,754
     7,930   Philips Electronics N.V. ......................................................................        479,765
     4,500   Rockwell International Corp. ..................................................................        235,125
    10,200   VLSI Technology, Inc. .........................................................................        240,975
                                                                                                                -----------
                                                                                                                  1,333,619
                                                                                                                -----------
             ENTERTAINMENT & LEISURE - 0.7%
     3,250   Walt Disney Co. ...............................................................................        321,953
                                                                                                                -----------

             FINANCIAL SERVICES - 2.5%
    10,340   American General Corp. ........................................................................        559,006
    13,720   Block, (H.& R.), Inc. .........................................................................        614,828
                                                                                                                -----------
                                                                                                                  1,173,834
                                                                                                                -----------
             FOREST PRODUCTS & PAPER - 2.0%
    10,860   Boise Cascade Corp. ...........................................................................        328,515
     8,500   Fort James Corp. ..............................................................................        325,125
     5,530   Union Camp Corp. ..............................................................................        296,892
                                                                                                                -----------
                                                                                                                    950,532
                                                                                                                -----------
             HEALTH CARE PROVIDERS - 1.4%
       400   Fresenius Medical Care AG Preferred Class D ...................................................             28
    12,700   Pacificare Health Systems, Inc. Class B .......................................................        667,146
                                                                                                                -----------
                                                                                                                    667,174
                                                                                                                -----------
             HEAVY MACHINERY - 3.6%
    15,600   AGCO Corp. ....................................................................................        456,300
    11,800   Flowserve Corp. ...............................................................................        329,663
    16,280   Ingersoll-Rand Co. ............................................................................        659,340
     7,030   McDermott International, Inc. .................................................................        257,474
                                                                                                                -----------
                                                                                                                  1,702,777
                                                                                                                -----------
             HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.8%
     9,450   Black & Decker Corp. ..........................................................................        369,141
                                                                                                                -----------

             HOUSEHOLD PRODUCTS - 0.5%
     5,500   Benckiser NV - B Shares * .....................................................................        226,188
                                                                                                                -----------

             INDUSTRIAL - DIVERSIFIED - 2.5%
     6,550   Fluor Corp. ...................................................................................        244,806
     6,000   ITT Corp. * ...................................................................................        497,250
     9,600   Johnson Controls, Inc. ........................................................................        458,400
                                                                                                                -----------
                                                                                                                  1,200,456
                                                                                                                -----------

                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
    SHARE    SECURITY                                                                                             VALUE
    AMOUNT   DESCRIPTION                                                                                         (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

             INSURANCE - 5.3%
     1,200   Aetna, Inc. ...................................................................................    $    84,675
     7,250   Allstate Corp. ................................................................................        658,844
     8,960   Conseco, Inc. .................................................................................        407,120
     6,200   Everest RE Holdings, Inc. .....................................................................        255,750
     6,520   Equitable Companies, Inc. (The) ...............................................................        324,370
    12,390   Provident Companies, Inc. .....................................................................        478,564
     6,650   Travelers Group, Inc. .........................................................................        358,269
                                                                                                                -----------
                                                                                                                  2,567,592
                                                                                                                -----------
             MEDIA - BROADCASTING & PUBLISHING - 0.3%
     5,940   Readers Digest Association, Inc. Class A ......................................................        140,333
                                                                                                                -----------

             MEDICAL SUPPLIES - 0.4%
     5,000   Beckman Instruments, Inc. .....................................................................        200,000
                                                                                                                -----------

             METALS - 0.3%
     2,400   Reynolds Metals Co. ...........................................................................        144,000
                                                                                                                -----------

             OFFICE EQUIPMENT - 0.4%
     2,560   Xerox Corp. ...................................................................................        188,960
                                                                                                                -----------

             OIL & GAS - 8.6%
    10,230   Coastal Corp. .................................................................................        633,621
     8,300   El Paso Natural Gas Co. .......................................................................        551,950
     5,550   Exxon Corp. ...................................................................................        339,591
     8,960   Royal Dutch Petroleum Co. .....................................................................        485,520
    16,370   Texaco, Inc. ..................................................................................        890,119
    15,540   USX - Marathon Group ..........................................................................        524,475
       900   Valero Energy Corp. ...........................................................................         28,294
    19,540   YPF Sociedad Anonima (ADR) ....................................................................        668,024
                                                                                                                -----------
                                                                                                                  4,121,594
                                                                                                                -----------
             PHARMACEUTICALS - 9.5%
    10,650   Alza Corp. * ..................................................................................        338,803
     8,570   American Home Products Corp. ..................................................................        655,605
     4,290   Merck & Co., Inc. .............................................................................        455,813
    16,430   Mylan Laboratories, Inc. ......................................................................        344,003
     2,280   Pfizer, Inc. ..................................................................................        170,003
    18,690   Pharmacia & Upjohn, Inc. ......................................................................        684,521
    10,720   Rhone-Poulenc, S.A. (ADR) .....................................................................        475,700
     9,000   Rhone-Poulenc, S.A. (Warrants) ................................................................         29,250
    19,990   SmithKline Beecham Plc (ADR) ..................................................................      1,028,236
    11,090   Watson Pharmaceutical, Inc. ...................................................................        359,732
                                                                                                                -----------
                                                                                                                  4,541,666
                                                                                                                -----------
             RESTAURANTS - 0.3%
     8,600   Lone Star Steakhouse & Saloon, Inc. ...........................................................        150,500
                                                                                                                -----------

             RETAILERS - 2.6%
     9,600   Federated Department Stores, Inc. * ...........................................................        413,400
    10,800   Gap, Inc. .....................................................................................        382,725
    15,630   Gymboree Corp. ................................................................................        427,871
                                                                                                                -----------
                                                                                                                  1,223,996
                                                                                                                -----------

                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
    SHARE    SECURITY                                                                                               VALUE
    AMOUNT   DESCRIPTION                                                                                           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

             TELEPHONE SYSTEMS - 6.4%
     7,360   Airtouch Communications, Inc. .................................................................    $   305,900
     6,010   AT&T Corp. ....................................................................................        368,113
    10,380   Bellsouth Corp. ...............................................................................        584,524
    12,670   Cincinnati Bell, Inc. .........................................................................        392,770
     9,810   GTE Corp. .....................................................................................        512,573
     5,950   SBC Communications, Inc. ......................................................................        435,838
    10,290   U.S. West Communications Group ................................................................        464,336
                                                                                                                -----------
                                                                                                                  3,064,054
                                                                                                                -----------
             TEXTILES, CLOTHING & FABRICS - 1.3%
     4,400   Adidas AG (ADR) ...............................................................................        289,492
     8,890   Tommy Hilfiger Corp. * ........................................................................        312,261
                                                                                                                -----------
                                                                                                                    601,753
                                                                                                                -----------
             TRANSPORTATION - 2.1%
     9,830   Canadian National Railway Co. .................................................................        464,468
    20,290   Canadian Pacific, Ltd. ........................................................................        552,903
                                                                                                                -----------
                                                                                                                  1,017,371
                                                                                                                -----------

             Total Common and Preferred Stocks (Cost $36,811,995)                                                42,850,771
                                                                                                                -----------

             CORPORATE BONDS AND DEBT SECURITIES - 3.8%                     COUPON              MATURITY
                                                                            ------              --------
             BEVERAGES, FOOD & TOBACCO - 0.4%
  $140,000   Grand Metropolitan - Convertible (144A) @ ...................  6.500%              01/31/00            195,261
                                                                                                                -----------

             COMPUTERS & INFORMATION - 0.6%
   500,000   Hewlett-Packard Co.- Convertible  (144A) @ ..................    +                 10/14/07            263,930
                                                                                                                -----------

             FINANCIAL SERVICES - 0.9%
 1,000,000   Deutsche Bank Finance BV - Convertible (144A) @ .............    +                 02/12/17            447,500
                                                                                                                -----------

             INDUSTRIAL - DIVERSIFIED - 0.9%
   350,000   ADT Operations, Inc.- Convertible ...........................    +                 07/06/10            431,375
                                                                                                                -----------

             PHARMACEUTICALS - 1.0%
   700,000   Roche Holdings, Inc - Convertible (144A) @ ..................    +                 04/20/10            387,625
    50,000   Sandoz Capital BVI Ltd - Convertible (144A) @ ...............  2.000%              10/06/02             77,125
                                                                                                                -----------
                                                                                                                    464,750
                                                                                                                -----------

             Total Corporate Bonds and Debt Securities (Cost $1,394,901)                                          1,802,816
                                                                                                                -----------


                       See notes to financial statements

COVA SERIES TRUST
VKAC GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

----------------------------------------------------------------------------------------------------------------------------
  PAR/SHARE  SECURITY                                                                                              VALUE
    AMOUNT   DESCRIPTION                                                    RATE               MATURITY           (NOTE 1)
----------------------------------------------------------------------------------------------------------------------------

                                                                             RATE               MATURITY
             SHORT-TERM INVESTMENT - 6.4%
$3,050,000   Federal Home Loan Bank (Discount Note)                         5.750%              01/02/98          3,049,026
                                                                                                                -----------
             (Cost $3,049,026)

             TOTAL INVESTMENTS - 99.7%
             (Cost $41,255,922)                                                                                  47,702,613

             Other Assets and Liabilities (net) -  0.3%                                                             126,751
                                                                                                                -----------

             TOTAL NET ASSETS - 100.0%                                                                          $47,829,364
                                                                                                                ===========



             PORTFOLIO FOOTNOTES:

             * Non-income producing security as this stock did not declare or pay dividends in the last 12 month period.

             @ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                  Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

             +    Zero coupon bond

             (a)  Assets segregated for open futures

             ADR - American Depositary Receipt


                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
            DOMESTIC BONDS AND DEBT SECURITIES - 81.9%
            AEROSPACE & DEFENSE - 3.4%
  $300,000  Sequa Corp. ..............................................      9.625%             10/15/99        $  311,250
   250,000  Sequa Corp. ..............................................      9.375%             12/15/03           259,375
   500,000  Talley Manufacturing & Technical Corp. ...................     10.750%             10/15/03           546,250
                                                                                                               ----------
                                                                                                                1,116,875
                                                                                                               ----------
            AUTOMOTIVE - 1.8%
   200,000  Exide Corp. ..............................................     10.750%             12/15/02           211,740
   200,000  Insilco Corp. ............................................     10.250%             08/15/07           210,500
   200,000  Venture Holdings Trust ...................................      9.750%             04/01/04           196,500
                                                                                                               ----------
                                                                                                                  618,740
                                                                                                               ----------
            BEVERAGES, FOOD & TOBACCO - 0.6%
   150,000  Fleming Companies, Inc. ..................................     10.500%             12/01/04           157,875
    50,000  Fleming Companies, Inc. ..................................     10.625%             07/31/07            53,000
                                                                                                               ----------
                                                                                                                  210,875
                                                                                                               ----------
            BUILDING MATERIALS - 2.6%
   575,000  American Standard, Inc. ..................................     10.875%             05/15/99           606,625
   250,000  Kevco, Inc. (144A) ** ....................................     10.375%             12/01/07           254,063
                                                                                                               ----------
                                                                                                                  860,688
                                                                                                               ----------
            CHEMICALS - 2.9%
   534,000  ISP Holdings, Inc. .......................................      9.750%             02/15/02           566,708
   400,000  Pioneer Americas Acquisition Corp. (Series B) ............      9.250%             06/15/07           405,000
                                                                                                               ----------
                                                                                                                  971,708
                                                                                                               ----------
            COMMERCIAL SERVICES - 1.1%
   350,000  Dyncorp, Inc. ............................................      9.500%             03/01/07           357,000
                                                                                                               ----------

            COMMUNICATIONS - 2.1%
   400,000  Echostar Communications Corp. ............................  0%, 12.88%++           06/01/04           368,000
   400,000  Viatel, Inc. .............................................  0%, 15.00%++           01/15/05           329,000
                                                                                                               ----------
                                                                                                                  697,000
                                                                                                               ----------
            COMPUTER SOFTWARE & PROCESSING - 0.3%
    50,000  Decisionone Corp. ........................................      9.750%             08/01/07            51,625
    50,000  Decisionone Holdings .....................................  0%, 11.50%++           08/01/08            32,250
                                                                                                               ----------
                                                                                                                   83,875
                                                                                                               ----------
            COSMETICS & PERSONAL CARE - 1.5%
   500,000  Revlon Consumer Products Corp. ...........................      9.375%             04/01/01           515,000
                                                                                                               ----------

            ELECTRIC UTILITIES - 3.0%
   500,000  AES Corp. ................................................     10.250%             07/15/06           546,250
   100,000  AES Corp. ................................................      8.375%             08/15/07           100,250
   200,000  El Paso Electric Co. .....................................      8.250%             02/01/03           211,500
   123,695  Midland Cogeneration Venture L.P. ........................     10.330%             07/23/02           133,655
                                                                                                               ----------
                                                                                                                  991,655
                                                                                                               ----------
            ELECTRONICS - 3.4%
   550,000  Communications & Power Corp. .............................     12.000%             08/01/05           616,000
   430,000  Exide Electronics Group ..................................     11.500%             03/15/06           512,775
                                                                                                               ----------
                                                                                                                1,128,775
                                                                                                               ----------
            ENTERTAINMENT & LEISURE - 9.2%
   500,000  Agrosy Gaming ............................................     13.250%             06/01/04           525,000
   300,000  Coast Hotels & Casino ....................................     13.000%             12/15/02           340,500
   400,000  Cobblestone Golf * .......................................     11.500%             06/01/03           434,000
   400,000  Grand Casinos, Inc. ......................................     10.125%             12/01/03           432,000
   650,000  Selmer Co., Inc. .........................................     11.000%             05/15/05           718,250
   450,000  Trump Atlantic City Assoc. ...............................     11.250%             05/01/06           441,000
   189,000  Waterford Gaming LLC .....................................     12.750%             11/15/03           208,373
                                                                                                               ----------
                                                                                                                3,099,123
                                                                                                               ----------



                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

            ENVIRONMENTAL CONTROLS - 0.9%
  $230,000  Envirosource, Inc. .......................................      9.750%             06/15/03        $  231,150
    50,000  Norcal Waste Systems, Inc. ...............................     13.500%             11/15/05            57,750
                                                                                                               ----------
                                                                                                                  288,900
                                                                                                               ----------
            FiNANCIAL SERVICES - 3.3%
   500,000  AmeriCredit Corp. ........................................      9.250%             02/01/04           500,000
   300,000  ContiFinancial Corp. .....................................      8.375%             08/15/03           312,750
    50,000  Superior National Capital Trust, Inc. ....................     10.750%             12/01/17            51,250
   200,000  Trizec Finance Ltd. ......................................     10.875%             10/15/05           225,000
                                                                                                               ----------
                                                                                                                1,089,000
                                                                                                               ----------
            FOOD RETAILERS - 1.9%
   100,000  Jitney-Jungle Stores of America, Inc. ....................     12.000%             03/01/06           114,000
   290,000  Pantry, Inc. (The) .......................................     12.000%             11/15/00           314,650
   200,000  Pantry, Inc. (The) .......................................     10.250%             10/15/07           205,000
                                                                                                               ----------
                                                                                                                  633,650
                                                                                                               ----------
            FOREST PRODUCTS & PAPER - 1.8%
   150,000  Community Distributors (144A) ** .........................     10.250%             10/15/04           153,750
   300,000  SD Warren Co. ............................................     12.000%             12/15/04           334,500
   100,000  Sweetheart Cup ...........................................      9.625%             09/01/00            99,000
                                                                                                               ----------
                                                                                                                  587,250
                                                                                                               ----------
            HEALTH CARE PROVIDERS - 4.9%
   250,000  Fresenius Medical Care AG Preferred ......................      9.000%             12/01/06           259,800
   150,000  Merit Behavioral Care ....................................     11.500%             11/15/05           174,750
   150,000  Paragon Health Networks, Inc. (144A) ** ..................      9.500%             11/01/07           150,375
   450,000  Sun Healthcare Group, Inc. (144A) ** .....................      9.500%             07/01/07           463,500
   250,000  Tenet Healthcare Corp. ...................................      8.625%             12/01/03           265,381
   300,000  Tenet Healthcare Corp. ...................................     10.125%             03/01/05           328,875
                                                                                                               ----------
                                                                                                                1,642,681
                                                                                                               ----------
            HEAVY MACHINERY - 0.3%
   100,000  Terex Corp. ..............................................     13.250%             05/15/02           114,500
                                                                                                               ----------
            INDUSTRIAL - DIVERSIFIED - 1.0%
   100,000  Aetna Industries, Inc. ...................................     11.875%             10/01/06            87,500
   250,000  Fonda Group, Inc. ........................................      9.500%             03/01/07           236,250
                                                                                                               ----------
                                                                                                                  323,750
                                                                                                               ----------
            INSURANCE - 1.5%
   475,000  Americo Life, Inc. .......................................      9.250%             06/01/05           489,250
                                                                                                               ----------

            MEDIA - BROADCASTING & PUBLISHING - 10.7%
   300,000  Cablevision Systems Corp. ................................      7.875%             12/15/07           307,500
   300,000  Cablevision Systems Corp. ................................     10.500%             05/15/16           350,250
   350,000  Capstar Broadcasting Corp. ...............................      9.250%             07/01/07           359,625
   300,000  Century Communications Corp. .............................      8.875%             01/15/07           310,500
   450,000  EZ Communications, Inc. ..................................      9.750%             12/01/05           493,875
   250,000  Gray Communications Systems, Inc. ........................     10.625%             10/01/06           271,875
   425,000  K-III Communications Corp. ...............................     10.250%             06/01/04           456,875
   150,000  Northland Cable Television (144A) ** .....................     10.250%             11/15/07           158,625
   300,000  Pegasus Communications Corp. .............................      9.625%             10/15/05           309,000
   350,000  Young Broadcasting, Inc. .................................     11.750%             11/15/04           389,375
   150,000  Young Broadcasting, Inc. (Series B) ......................      8.750%             06/15/07           149,250
                                                                                                               ----------
                                                                                                                3,556,750
                                                                                                               ----------
            MEDICAL SUPPLIES - 0.4%
   150,000  Imagyn Medical Technologies, Inc. ........................     12.500%             04/01/04           142,875
                                                                                                               ----------



                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)


-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

            METALS - 1.3%
  $125,000  LTV Corp. (144A) ** ......................................      8.200%             09/15/07       $   121,875
   300,000  WCI Steel, Inc. (Series B) ...............................     10.000%             12/01/04           307,500
                                                                                                               ----------
                                                                                                                  429,375
                                                                                                               ----------
            OIL & GAS - 8.4%
   350,000  Dawson Production Services, Inc. .........................      9.375%             02/01/07           370,563
   400,000  DI Industries, Inc. ......................................      8.875%             07/01/07           416,000
    50,000  Falcon Drilling Co., Inc. (Series B) .....................      9.750%             01/15/01            52,438
   145,000  Giant Industries, Inc. ...................................      9.750%             11/15/03           149,350
   500,000  Giant Industries, Inc. ...................................      9.000%             09/01/07           500,000
   300,000  KCS Energy, Inc. .........................................     11.000%             01/15/03           331,500
   400,000  National Energy Group ....................................     10.750%             11/01/06           419,000
   550,000  Petroleum Heat & Power Co., Inc. .........................     12.250%             02/01/05           547,250
                                                                                                               ----------
                                                                                                                2,786,101
                                                                                                               ----------
            RETAILERS - 1.3%
   400,000  Cole National Group ......................................      9.875%             12/31/06           430,000
                                                                                                               ----------

            TELEPHONE SYSTEMS - 8.7%
   350,000  Centennial Cellular Corp. ................................     10.125%             05/15/05           381,500
   300,000  Centennial Cellular Corp. ................................      8.875%             11/01/01           309,000
   300,000  Intermedia Communications of Florida, Inc. ...............  0%, 12.50%++           05/15/06           237,000
   150,000  Intermedia Communications of Florida, Inc. ...............     13.500%             06/01/05           183,375
   150,000  Intermedia Communications of Florida, Inc. (Series B) ....  0%, 11.25%++           07/15/07           108,375
   650,000  IXC Communications, Inc. .................................     12.500%             10/01/05           752,371
   250,000  Pricellular Wireless Corp. ...............................     10.750%             11/01/04           271,875
   100,000  Pricellular Wireless Corp. ...............................  0%, 12.25%++           10/01/03           103,000
   100,000  Teleport Communications Group, Inc. ......................  0%, 11.125%++          07/01/07            81,750
   400,000  Teleport Communications Group, Inc. ......................      9.875%             07/01/06           450,000
                                                                                                               ----------
                                                                                                                2,878,246
                                                                                                               ----------
            TEXTILES, CLOTHING & FABRICS - 3.6%
   200,000  Anvil Knitwear, Inc. (Series B) ..........................     10.875%             03/15/07           206,500
   100,000  Collins & Aikman Corp. ...................................     11.500%             04/15/06           113,000
   520,000  Dan River, Inc. ..........................................     10.125%             12/15/03           558,350
    50,000  Pillowtex Corp. (144A) ** ................................      9.000%             12/15/07            51,500
   250,000  Scovill Fasteners, Inc. (144A) ** ........................     11.250%             11/30/07           256,250
                                                                                                               ----------
                                                                                                                1,185,600
                                                                                                               ----------

            Total Domestic Bonds and Debt Securities (Cost $26,207,675)                                        27,229,242
                                                                                                               ----------

            FOREIGN BONDS AND DEBT SECURITIES - 7.8%
            CANADA - 2.3%
   200,000  Doman Industries, Ltd.(U.S.$) (144A) ** .................      9.250%             11/15/07            196,000
   500,000  Fonorola, Inc (U.S.$) ....................................     12.500%            08/15/02            560,000
                                                                                                               ----------
                                                                                                                  756,000
                                                                                                               ----------

            GREAT BRITAIN - 2.2%
   300,000  Diamond Cable Communication Plc (Yankee) .................  0%, 10.75%++           02/15/07           205,500
   100,000  Esprit Telecom Group Plc  (Yankee) .......................     11.500%             12/15/07           103,500
   450,000  International Cabletel, Inc. (U.S.$) .....................  0%, 12.75%++           04/15/05           376,875
   100,000  International Cabletel, Inc. (U.S.$) .....................  0%, 11.50%++           02/01/06            78,125
                                                                                                               ----------
                                                                                                                  764,000
                                                                                                               ----------
            LUXEMBOURG - 2.2%
 1,000,000  Millicom International Cellular S.A. (Yankee) ............  0%, 13.50%++           06/01/06           737,500
                                                                                                               ----------

            NETHERLANDS - 1.1%
   341,000  Fresh Del Monte Produce, Inc (U.S.$) .....................     10.000%             05/01/03           356,345
                                                                                                               ----------

            Total Foreign Bonds and Debt Securities (Cost $2,433,679)                                           2,613,845
                                                                                                               ----------






                       See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                                                          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

            EQUITIES - 2.3%
            ELECTRIC UTILITIES - 0.4%
     1,210  El Paso Electric Co. Preferred .............................................................      $   134,310
                                                                                                              -----------

            MEDIA - BROADCASTING & PUBLISHING - 1.9%
       930  American Telecasting, Inc. (Warrants - expiring 06/15/99) ..................................            5,115
       110  Cablevision Systems Corp. Preferred ........................................................           13,145
       538  Time Warner, Inc. Preferred (Series M) .....................................................          605,745
                                                                                                              -----------
                                                                                                                  624,005
                                                                                                              -----------
            MEDICAL SUPPLIES - 0.0%
       150  Urohealth Systems, Inc. (Warrants - expiring 04/01/04) * ...................................            2,250
                                                                                                              -----------

            TELEPHONE SYSTEMS - 0.0%
       350  Intermedia Communications of Florida, Inc. (Warrants - expiring 06/01/00) * ................            8,750
                                                                                                              -----------


            TOTAL Equities (Cost $665,788)                                                                        769,315
                                                                                                              -----------

            REPURCHASE AGREEMENT - 6.8%                                                         MATURITY
            J.P Morgan U.S. Gov't Repurchase Agreement at 6.25% due 01/02/98,
            collaterized by U.S. Treasury Bond, $1,745,000 par, 8.50% coupon, due 02/15/20, dated 02/15/90, repurchase proceeds of $2,264,786.
$2,264,000  (Cost $2,264,000).                                                                  01/02/98        2,264,000
                                                                                                              -----------


            TOTAL INVESTMENTS - 98.8%
            (Cost $31,571,142)                                                                                 32,876,402

            Other Assets and Liabilities (net) -  1.2%                                                            386,055
                                                                                                              -----------

            TOTAL NET ASSETS - 100.0%                                                                         $33,262,457
                                                                                                              ===========



            PORTFOLIO FOOTNOTES:

            * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

            ** Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

            ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

            Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.




             See notes to financial statements

COVA SERIES TRUST
HIGH YIELD PORTFOLIO
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------


            The following table summarizes the portfolio composition of long-term debt holdings at December 31, 1997, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.


            PORTFOLIO COMPOSITION BY CREDIT QUALITY
            ----------------------------------------------------------------------------------

            RATINGS                                                              % OF PORTFOLIO

            BB                                                                         20.3
            B                                                                          77.9
            CCC                                                                         1.5
            NR                                                                          0.3
                                                                                    -------
                                                                                      100.0%
                                                                                    -------





            Note:  NR = Not Rated



                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           COMMON AND PREFERRED STOCKS - 3.6%
           BANKING - 0.6%
    9,500  Westpac Banking Strypes Trust ..................................................................   $   318,250
                                                                                                              -----------
           CONTAINERS & PACKAGING - 0.2%
    2,500  Crown Cork & Seal, Inc. Convertible Preferred ..................................................       117,500
                                                                                                              -----------
           FINANCIAL SERVICES - 0.9%
   10,000  Federal-Mogul Financial Trust (144A) ** ........................................................       505,000
                                                                                                              -----------
           INDUSTRIAL - DIVERSIFIED - 0.4%
    3,500  Corning Delaware Convertible Preferred .........................................................       215,688
                                                                                                              -----------
           MEDIA - BROADCASTING & PUBLISHING - 0.6%
    4,000  Evergreen Media Corp. Preferred ................................................................       309,500
                                                                                                              -----------
           OIL & GAS - 0.9%
    5,000  Lomak Petroleum, Inc. (144A) ** ................................................................       236,095
    5,000  Unocal Capital Trust ...........................................................................       279,375
                                                                                                              -----------
                                                                                                                  515,470
                                                                                                              -----------

           TOTAL Common and Preferred Stocks (Cost $1,906,403)                                                  1,981,408
                                                                                                              -----------

           DOMESTIC BONDS AND DEBT SECURITIES - 82.0%
           ADVERTISING - 0.6%
 $100,000  Lamar Advertising .........................................      9.625%             12/01/06           108,250
  150,000  Omnicom Group, Inc. (144A) ** .............................      4.250%             01/03/07           210,257
                                                                                                              -----------
                                                                                                                  318,507
                                                                                                              -----------
           AEROSPACE & DEFENSE - 2.8%
  390,000  BE Aerospace ..............................................      9.875%             02/01/06           413,400
  500,000  Orbital Sciences Corp. ....................................      5.000%             10/01/02           637,865
  500,000  United Defense Industries, Inc. ...........................      8.750%             11/15/07           505,625
                                                                                                              -----------
                                                                                                                1,556,890
                                                                                                              -----------
           AUTOMOTIVE - 0.9%
  500,000  Stanadyne Automotive Corp. (144A) ** ......................     10.250%             12/15/07           503,750
                                                                                                              -----------

           BUILDING MATERIALS - 0.9%
  500,000  Kevco, Inc. (144A) ** .....................................     10.375%             12/01/07           512,500
                                                                                                              -----------

           CHEMICALS - 3.2%
  100,000  Agricultural Mining & Chemical ............................     10.750%             09/30/03           107,500
1,000,000  NL Industries, Inc. .......................................  0%, 13.00%++           10/15/05         1,000,000
  150,000  Pioneer Americas Acquisition Corp. (Series B) .............      9.250%             06/15/07           151,875
  500,000  Sovereign Specialty Chemical (144A) ** ....................      9.500%             08/01/07           515,000
                                                                                                              -----------
                                                                                                                1,774,375
                                                                                                              -----------
           COMMERCIAL SERVICES - 5.5%
  500,000  Corestaff, Inc. Conv. .....................................      2.940%             08/15/04           416,875
  500,000  Dyncorp, Inc. .............................................      9.500%             03/01/07           510,000
  505,000  Interpublic Group Companies (144A) ** .....................      1.800%             09/16/04           415,994
  500,000  Iron Mountain .............................................     10.125%             10/01/06           552,500
  100,000  Outsourcing Solutions, Inc. ...............................     11.000%             11/01/06           111,250
  500,000  Pierce Leahy Corp. ........................................      9.125%             07/15/07           522,500
  500,000  Unicco Service Co. (144A) ** ..............................      9.875%             10/15/07           500,625
                                                                                                              -----------
                                                                                                                3,029,744
                                                                                                              -----------






                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           COMMUNICATIONS - 2.5%
 $500,000  Comcast Cellular Holdings (Series B) ......................      9.500%             05/01/07       $   523,750
  100,000  Frontiervision ............................................     11.000%             10/15/06           111,500
  500,000  NTL, Inc. (Series B) ......................................     10.000%             02/15/07           528,750
  250,000  Synoptics Communications ..................................      5.250%             05/15/03           240,314
                                                                                                              -----------
                                                                                                                1,404,314
                                                                                                              -----------
           COMPUTER SOFTWARE & PROCESSING - 2.2%
  300,000  Automatic Data Processing, Inc. ...........................      +                  02/20/12           238,125
  500,000  Decisionone Corp. .........................................      9.750%             08/01/07           516,250
  500,000  National Data Corp. .......................................      5.000%             11/01/03           478,125
                                                                                                              -----------
                                                                                                                1,232,500
                                                                                                              -----------
           COMPUTERS & INFORMATION - 1.0%
  200,000  EMC Corp. .................................................      3.250%             03/15/02           271,750
  500,000  Hewlett-Packard Co. .......................................      +                  10/14/07           262,500
                                                                                                              -----------
                                                                                                                  534,250
                                                                                                              -----------
           CONTAINERS & PACKAGING - 0.3%
  150,000  U.S. Can Corp. (Series B) .................................     10.125%             10/15/06           159,750
                                                                                                              -----------

           ELECTRIC UTILITIES - 0.2%
  125,000  Cal Energy ................................................      9.500%             09/15/06           137,181
                                                                                                              -----------

           ELECTRONICS - 1.3%
   20,000  Exide Electronics Group ...................................     11.500%             03/15/06            23,850
  250,000  Read-Rite Corp. ...........................................      6.500%             09/01/04           211,250
  500,000  Xilinx, Inc. ..............................................      5.250%             11/01/02           486,875
                                                                                                              -----------
                                                                                                                  721,975
                                                                                                              -----------
           ENTERTAINMENT & LEISURE - 4.6%
  500,000  Aztar Corp. ...............................................     11.000%             10/01/02           518,750
  250,000  Fox Kids Worldwide, Inc. ..................................      9.250%             11/01/07           243,125
  250,000  Majestic Star .............................................     12.750%             05/15/03           271,250
  500,000  Riddell Sports, Inc. ......................................     10.500%             07/15/07           516,250
  500,000  Trump Atlantic City Assoc. ................................     11.250%             05/01/06           490,000
  500,000  Viacom International ......................................      8.000%             07/07/06           506,875
                                                                                                              -----------
                                                                                                                2,546,250
                                                                                                              -----------
           FINANCIAL SERVICES - 2.1%
  250,000  AEI Holding Co. (144A) ** .................................     10.000%             11/15/07           258,750
  200,000  Morgan Stanley, Dean Witter, Discover & Co. ...............      1.500%             07/31/03           191,718
  500,000  Navistar Financial Corp. (Series B) .......................      9.000%             06/01/02           520,625
  150,000  Ocwen Financial Corp. .....................................     11.875%             10/01/03           169,875
                                                                                                              -----------
                                                                                                                1,140,968
                                                                                                              -----------
           FOOD RETAILERS - 0.9%
  500,000  Stater Brothers Holdings, Inc. ............................      9.000%             07/01/04           525,000
                                                                                                              -----------

           FOREST PRODUCTS & PAPER - 1.7%
  500,000  Pacific Lumber Co. ........................................     10.500%             03/01/03           517,500
  100,000  SD Warren Co. .............................................     12.000%             12/15/04           111,500
  300,000  U.S. Timberlands, Inc. (144A) ** ..........................      9.625%             11/15/07           312,000
                                                                                                              -----------
                                                                                                                  941,000
                                                                                                              -----------
           HEALTH CARE PROVIDERS - 2.6%
  500,000  Genesis Eldercare Acquisition .............................      9.000%             08/01/07           490,000
  375,000  Integrated Health Services, Inc. (Series A) ...............     10.250%             04/30/06           399,375
  500,000  Leiner Health Products Group ..............................      9.625%             07/10/07           535,000
                                                                                                              -----------
                                                                                                                1,424,375
                                                                                                              -----------
           HEAVY CONSTRUCTION - 0.7%
  350,000  American Builders & Contractors ...........................     10.625%             05/15/07           365,750
                                                                                                              -----------






                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           HEAVY MACHINERY - 0.2%
 $100,000  Tokheim Corp. (Series B) ..................................     11.500%             08/01/06       $   114,000
                                                                                                              -----------

           HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.3%
  500,000  Falcon Building Products, Inc. (Series B) .................  0%, 10.50%++           06/15/07           337,500
  335,000  Interface, Inc. ...........................................      9.500%             11/15/05           360,125
                                                                                                              -----------
                                                                                                                  697,625
                                                                                                              -----------
           HOUSEHOLD PRODUCTS - 0.2%
   97,000  Rayovac Corp. .............................................     10.250%             11/01/06           106,215
                                                                                                              -----------

           INDUSTRIAL - DIVERSIFIED - 2.1%
  500,000  Baker Hughes, Inc. ........................................      +                  05/05/08           430,000
  150,000  Fonda Group, Inc. .........................................      9.500%             03/01/07           141,750
  250,000  Safelite Glass, Inc. (144A) ** ............................      9.875%             12/15/06           267,500
  300,000  Viasystems, Inc. ..........................................      9.750%             06/01/07           311,625
                                                                                                              -----------
                                                                                                                1,150,875
                                                                                                              -----------
           INSURANCE - 1.4%
  250,000  American International Group ..............................      2.250%             07/30/04           252,023
  500,000  Loews Corp. ...............................................      3.125%             09/15/07           503,800
                                                                                                              -----------
                                                                                                                  755,823
                                                                                                              -----------
           MEDIA - BROADCASTING & PUBLISHING - 3.5%
  100,000  Cablevision Systems Corp. .................................      9.250%             11/01/05           106,875
  100,000  Chancellor Radio ..........................................      9.375%             10/01/04           104,250
  500,000  L-3 Communications Corp. (Series B) .......................     10.375%             05/01/07           545,000
  200,000  Price Communications Wireless, Inc. .......................     11.750%             07/15/07           217,500
  500,000  Sinclair Broadcasting Group, Inc. (144A) ** ...............     10.000%             09/30/05           532,500
  250,000  Times Mirror Co. ..........................................      +                  04/15/17           107,188
  350,000  World Color Press, Inc. ...................................      6.000%             10/01/07           332,500
                                                                                                              -----------
                                                                                                                1,945,813
                                                                                                              -----------
           MEDICAL & BIO-TECHNOLOGY - 0.4%
  100,000  LDM Technologies, Inc. ....................................     10.750%             01/15/07           109,500
  135,000  Packard Bioscience Co. (Series B) .........................      9.375%             03/01/07           130,275
                                                                                                              -----------
                                                                                                                  239,775
                                                                                                              -----------
           METALS - 1.7%
  500,000  Armco, Inc. ...............................................      9.000%             09/15/07           488,750
  250,000  Mascotech, Inc. ...........................................      4.500%             12/15/03           220,625
  250,000  WCI Steel, Inc. (Series B) ................................     10.000%             12/01/04           256,250
                                                                                                              -----------
                                                                                                                  965,625
                                                                                                              -----------
           MISCELLANEOUS - 0.2%
  100,000  Prime Succession Acquisition Co. ..........................     10.750%             08/15/04           110,000
                                                                                                              -----------

           OIL & GAS - 9.1%
  500,000  Cross Timbers Oil Co. .....................................      9.250%             04/01/07           520,000
  500,000  Dailey Petroleum Services Corp. (144A) ** .................      9.750%             08/15/07           527,500
  500,000  Flores & Rucks, Inc. ......................................      9.750%             10/01/06           551,875
  400,000  Giant Industries, Inc. ....................................      9.000%             09/01/07           400,000
  500,000  GSI Group, Inc. (144A) ** .................................     10.250%             11/01/07           516,250
  500,000  H.S. Resources, Inc .......................................      9.250%             11/15/06           514,375
  200,000  Lomak Petroleum, Inc. .....................................      8.750%             01/15/07           203,000
  250,000  Newpark Resources, Inc. (144A) ** .........................      8.625%             12/15/07           255,313
  450,000  Pogo Producing Co. (Series B) .............................      8.750%             05/15/07           459,000
  400,000  Swift Energy Co. ..........................................      6.250%             11/15/06           396,500
  500,000  Texaco Capital, Inc. ......................................      3.500%             08/05/04           493,750
  225,000  Vintage Petroleum, Inc. ...................................      8.625%             02/01/09           235,688
                                                                                                              -----------
                                                                                                                5,073,251
                                                                                                              -----------





                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           PHARMACEUTICALS - 1.1%
 $200,000  Alza Corp. ................................................      5.000%             05/01/06       $   212,030
  300,000  SBC Jersey ................................................      2.500%             07/07/02           306,375
  100,000  Synetic, Inc. .............................................      5.000%             02/15/07            85,000
                                                                                                              -----------
                                                                                                                  603,405
                                                                                                              -----------
           RESTAURANTS - 0.2%
  100,000  Ameriking, Inc. (144A) ** .................................     10.750%             12/01/06           105,500
                                                                                                              -----------

           RETAILERS - 1.6%
  250,000  Businessland, Inc. ........................................      5.500%             03/01/07           181,250
  750,000  Costco Companies, Inc. ....................................      +                  08/19/17           447,188
  250,000  Specialty Retailers, Inc. (Series B) ......................      9.000%             07/15/07           256,250
                                                                                                              -----------
                                                                                                                  884,688
                                                                                                              -----------
           TELEPHONE SYSTEMS - 5.8%
  250,000  Hyperion Telecommunications, Inc. (Series B) ..............     12.250%             09/01/04           277,500
  500,000  Intermedia Communications, Inc. ...........................      8.875%             11/01/07           515,000
  500,000  NEXTLINK Communications, Inc. .............................      9.625%             10/01/07           520,000
  250,000  RCN Corp. .................................................  0%, 11.13%++           10/15/07           157,500
  500,000  Telefonica Europe (144A) ** ...............................      2.000%             07/15/02           530,000
1,500,000  Teleport Communications Group, Inc. .......................  0%, 11.13%++           07/01/07         1,226,250
                                                                                                              -----------
                                                                                                                3,226,250
                                                                                                              -----------
           TEXTILES, CLOTHING & FABRICS - 5.1%
  500,000  Delta Mills, Inc. .........................................      9.625%             09/01/07           510,000
  200,000  Dyersburg Corp. (Series B) ................................      9.750%             09/01/07           210,000
  430,000  GFSI, Inc. (Series B) .....................................      9.625%             03/01/07           453,650
  500,000  Guess ?, Inc. .............................................      9.500%             08/15/03           517,500
  500,000  Pillowtex Corp. (144A) ** .................................      9.000%             12/15/07           515,000
  100,000  William Carter ............................................     10.375%             12/01/06           105,500
  500,000  Worldtex, Inc. (144A) ** ..................................      9.625%             12/15/07           515,000
                                                                                                              -----------
                                                                                                                2,826,650
                                                                                                              -----------
           TRANSPORTATION - 0.9%
  500,000  Ryder TRS, Inc. ...........................................     10.000%             12/01/06           503,750
                                                                                                              -----------

           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.2%
1,500,000  Federal National Mortgage Association .....................      8.500%             02/01/05         1,563,276
1,964,669  Federal National Mortgage Association .....................      7.500%             05/01/27         2,010,721
3,500,000  U.S. Treasury Note ........................................      7.500%             05/15/02         3,738,438
                                                                                                              -----------
                                                                                                                7,312,435
                                                                                                              -----------

           Total Domestic Bonds and Debt Securities (Cost $44,419,457)                                         45,450,759
                                                                                                              -----------


           FOREIGN BONDS AND DEBT SECURITIES - 9.4%
           ARGENTINA - 0.6%
  300,000  Comp Nav Perez Companc (U.S.$)  (144A) ** .................      9.000%             01/30/04           305,250
                                                                                                              -----------

           BRAZIL - 0.5%
  300,000  Companhia Energetica Sao Paul (U.S.$) (144A) ** ...........      9.125%             06/26/07           271,500
                                                                                                              -----------

           CANADA - 1.8%
  250,000  Plitt Theaters, Inc. (Yankee) .............................     10.875%             06/15/04           271,250
  500,000  Rogers Cantel, Inc. (Yankee) ..............................      8.300%             10/01/07           498,750
  200,000  Westmin Resources Ltd (Yankee) ............................     11.000%             03/15/07           220,000
                                                                                                              -----------
                                                                                                                  990,000
                                                                                                              -----------
           GREAT BRITAIN - 0.7%
  500,000  Telewest Communications PLC (Yankee) ......................  0%, 11.00%++           10/01/07           390,625
                                                                                                              -----------





                       See notes to financial statements

COVA SERIES TRUST
BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------------------------------------
PAR/SHARE   SECURITY                                                                                              VALUE
  AMOUNT    DESCRIPTION                                                    COUPON              MATURITY          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------

           MEXICO - 3.9%
 $500,000  Mexican United States (Global) (U.S.$) ....................      9.875%             01/15/07       $   521,750
  300,000  Mexican United States (Series B) (U.S.$) ..................      6.250%             12/31/19           250,500
  250,000  Pepsi-Gemex, S.A. (Series B) (Yankee) .....................      9.750%             03/30/04           258,750
  500,000  Petroleos Mexicanos (U.S.$) ...............................      9.000%             06/01/07           499,350
  500,000  TV Azteca, S.A. (Yankee) ..................................     10.500%             02/15/07           517,500
  150,000  Vicap S.A (U.S.$) .........................................     11.375%             05/15/07           162,000
                                                                                                              -----------
                                                                                                                2,209,850
                                                                                                              -----------
           NETHERLAND ANTILLES - 0.6%
  350,000  Voto-Votorantim O/S Trad (U.S.$) (144A)** ................       8.500%             06/27/05           320,250
                                                                                                              -----------

           NETHERLANDS - 0.4%
  250,000  Indah Kiat International Finance (U.S.$) (Series C) .......     12.500%             06/15/06           233,750
                                                                                                              -----------

           SWITZERLAND - 0.5%
  500,000  Roche Holdings, Inc. (U.S.$) (144A)**  ....................      +                  04/20/10           276,875
                                                                                                              -----------

           VENEZUELA - 0.4%
  250,000  Venezuela (Global) (U.S.$) ................................      9.250%             09/15/27           224,625
                                                                                                              -----------


           Total Foreign Bonds and Debt Securities (Cost $5,115,329)                                            5,222,725
                                                                                                              -----------


           TOTAL INVESTMENTS - 95.0%
           (Cost $51,441,189)                                                                                  52,654,892

           Other Assets and Liabilities (net) -  5.0%                                                           2,757,287
                                                                                                              -----------

           TOTAL NET ASSETS - 100.0%                                                                          $55,412,179
                                                                                                              ===========



           PORTFOLIO FOOTNOTES:

           * Non-income producing security as this stock did not declare or pay dividends in the last
                12 month period.

           ** Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
                These securities have been determined to be liquid under guidelines established by the Board of Trustees.

           +    Zero coupon bond

           ++ Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                Yankee - U.S. Dollar denominated bonds issued by non-U.S.
                companies in the U.S.





                        See notes to financial statements

COVA SERIES TRUST

BOND DEBENTURE PORTFOLIO
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 1997

--------------------------------------------------------------------------------


          The following table summarizes the portfolio composition of long-term debt holdings at December 31, 1997, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody rating is used.


          PORTFOLIO COMPOSITION BY CREDIT QUALITY
          ----------------------------------------------------------------------

          RATINGS                                                 % OF PORTFOLIO

          U.S. Gov't and Agency Obligations                             14.4%
          AAA                                                            1.0
          AA                                                             1.6
          A                                                              4.9
          BBB                                                            2.1
          BB                                                            14.4
          B                                                             61.6
                                                                       -----
                                                                       100.0%
                                                                        -----




                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                           VALUE
DESCRIPTION                                          SHARES       (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.4%
AEROSPACE & DEFENSE - 3.7%
Coltec Industries, Inc. *.....................       2,000    $     46,375
Orbital Sciences Corp *.......................       1,200          35,700
                                                              ------------
                                                                    82,075
                                                              ------------
AUTOMOTIVE - 2.7%
Echlin, Inc...................................       1,200          43,425
Snap-On, Inc..................................         400          17,450
                                                              ------------
                                                                    60,875
                                                              ------------
BANKING - 4.7%
Crestar Financial Corp........................         600          34,200
Cullen/Frost Bankers, Inc.....................         600          36,413
TCF Financial Corp............................       1,000          33,938
                                                              ------------
                                                                   104,551
                                                              ------------
BEVERAGES, FOOD & TOBACCO - 4.1%
Dean Foods Co.................................         500          29,750
Flowers Industries, Inc.......................       1,000          20,563
Universal Foods Corp..........................         900          38,025
                                                              ------------
                                                                    88,338
                                                              ------------
CHEMICALS - 4.4%
Crompton & Knowles Corp.......................       1,400          37,100
Morton International, Inc.....................       1,200          41,250
Witco Corp....................................         500          20,406
                                                              ------------
                                                                    98,756
                                                              ------------
COMMUNICATIONS - 1.4%
Plantronics, Inc. *...........................         800          32,000
                                                              ------------
COMPUTER SOFTWARE & PROCESSING - 2.2%
Adobe Systems, Inc............................       1,200          49,500
                                                              ------------
CONTAINERS & PACKAGING - 1.9%
Ball Corp.....................................       1,200          42,375
                                                              ------------
ELECTRIC UTILITIES - 7.2%
FirstEnergy Corp..............................       1,500          43,500
Niagara Mohawk Power Corp. *..................       4,600          48,300
Northeast Utilities *.........................       3,200          37,800
Sierra Pacific Resources......................         800          30,000
                                                              ------------
                                                                   159,600
                                                              ------------
ELECTRONICS - 1.9%
Perkin-Elmer Corp.............................         600          42,638
                                                               -----------

                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                           VALUE
DESCRIPTION                                          SHARES       (NOTE 1)
--------------------------------------------------------------------------------
Entertainment & Leisure - 2.1%
Hasbro, Inc.....................................     1,500    $     47,250
                                                              ------------
Food Retailers - 1.4%
Dreyers Grand Ice Cream, Inc....................     1,300          31,363
                                                              ------------
Forest Products & Paper - 2.9%
Buckeye Technologies, Inc. *....................     1,000          46,250
Fort James Corp.................................       500          19,125
                                                              ------------
                                                                    65,375
                                                              ------------
Health Care Providers - 6.2%
Humana, Inc. *..................................     2,500          51,875
Sierra Health Services, Inc. *..................     1,300          43,713
Trigon Healthcare, Inc. *.......................     1,600          41,800
                                                              ------------
                                                                   137,388
                                                              ------------
Heavy Machinery - 2.0%
AGCO Corp.......................................     1,500          43,875
                                                              ------------
Household Products - 1.6%
Jostens, Inc....................................     1,500          34,588
                                                              ------------
Insurance - 5.7%
Everest RE Holdings, Inc........................     1,200          49,500
Penncorp Financial Group, Inc...................     1,400          49,963
Transatlantic Holdings, Inc.....................       400          28,600
                                                              ------------
                                                                   128,063
                                                              ------------
Media - Broadcasting & Publishing - 1.8%
TV Azteca, S.A. (ADR) *.........................     1,800          40,613
                                                              ------------
Medical Supplies - 4.5%
Acuson Corp. *..................................     2,500          41,406
Mettler-Toledo International, Inc. *............     1,000          17,250
St. Jude Medical, Inc. *........................     1,400          42,700
                                                              ------------
                                                                   101,356
                                                              ------------
Oil & Gas - 8.1%
NGC Corp........................................     2,800          49,000
Sonat, Inc......................................     1,000          45,750
Southwest Gas Corp..............................     2,200          41,113
Ultramar Diamond Shamrock Corp..................     1,400          44,625
                                                              ------------
                                                                   180,488
                                                              ------------
Pharmaceuticals - 2.1%
Mylan Laboratories, Inc.........................     2,200          46,063
                                                              ------------

                       See notes to financial statements

COVA SERIES TRUST
MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                           VALUE
DESCRIPTION                                          SHARES       (NOTE 1)
--------------------------------------------------------------------------------
REAL ESTATE - 3.8%
Equity Office Properties Trust (REIT).............   1,300    $     41,031
Healthcare Realty Trust, Inc. (REIT)..............   1,500          43,406
                                                              ------------
                                                                    84,437
                                                              ------------
RESTAURANTS - 2.3%
Tricon Global Restaurants, Inc. *................    1,800          52,313
                                                              ------------
RETAILERS - 9.4%
Office Depot, Inc. *.............................    1,800          43,088
OfficeMax, Inc. *................................    3,300          47,025
Proffitt's, Inc. *...............................    1,700          48,344
Stride Rite Corp.................................    2,000          24,000
Talbots, Inc.....................................    2,600          47,125
                                                              ------------
                                                                   209,582
                                                              ------------
TEXTILES, CLOTHING & FABRICS - 4.3%
Fruit of the Loom, Inc. *........................    1,900          48,688
Polymer Group, Inc. *............................    5,000          47,500
                                                              ------------
                                                                    96,188
                                                              ------------

TOTAL INVESTMENTS - 92.4%
(Cost $2,012,664)                                                2,059,650

Other Assets and Liabilities (net) -  7.6%                         169,258
                                                              ------------

TOTAL NET ASSETS - 100.0%                                     $  2,228,908
                                                              ============


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust




                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------
SECURITY                                                                             VALUE
DESCRIPTION                                                   SHARES               (NOTE 1)
---------------------------------------------------------------------------------------------
COMMON STOCKS - 90.6%
AUTOMOTIVE - 1.2%
Genuine Parts Co. ..........................................    100               $    3,394
Snap-On, Inc. ..............................................    300                   13,088
                                                                                  ----------
                                                                                      16,482
                                                                                  ----------
BANKING - 12.2%
BankAmerica Corp. ..........................................    200                   14,600
BankBoston Corp. ...........................................    100                    9,394
Chase Manhattan Corp. ......................................    200                   21,900
Citicorp ...................................................    200                   25,288
Comerica, Inc. .............................................    200                   18,050
First Chicago NBD Corp. ....................................    200                   16,700
First Union Corp. ..........................................    300                   15,375
Mellon Bank Corp. ..........................................    300                   18,188
Washington Mutual, Inc. ....................................    400                   25,525
                                                                                  ----------
                                                                                     165,020
                                                                                  ----------
BEVERAGES, FOOD & TOBACCO - 11.6%
Archer-Daniels-Midland Co. .................................    900                   19,519
Conagra, Inc. ..............................................    400                   13,125
CPC International, Inc. ....................................    200                   21,600
Fortune Brands, Inc. .......................................    400                   14,825
Heinz (H.J.), Co. ..........................................    400                   20,325
Philip Morris Companies, Inc. ..............................    300                   13,594
Pioneer Hi-Bred International, Inc. ........................    200                   21,450
RJR Nabisco Holdings Corp., Inc. ...........................    400                   15,000
Sara Lee Corp. .............................................    300                   16,883
                                                                                  ----------
                                                                                     156,321
                                                                                  ----------
CHEMICALS - 4.1%
Air Products & Chemicals, Inc. .............................    200                   16,450
International Flavors & Fragrances, Inc. ...................    300                   15,450
Morton International, Inc. .................................    400                   13,750
Rohm & Haas Co. ............................................    100                    9,575
                                                                                  ----------
                                                                                      55,225
                                                                                  ----------
COMMUNICATIONS - 1.8%
Alltel Corp. ...............................................    600                   24,638
                                                                                  ----------

COMPUTER SOFTWARE & PROCESSING - 0.8%
Cisco Systems, Inc. * ......................................    200                   11,150
                                                                                  ----------

COMPUTERS & INFORMATION - 5.0%
Digital Equipment Corp. * ..................................    200                    7,400
EMC Corp. * ................................................    400                   10,975

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------
SECURITY                                                                             VALUE
DESCRIPTION                                                   SHARES               (NOTE 1)
---------------------------------------------------------------------------------------------
COMPUTERS & INFORMATION - CONTINUED
Hewlett-Packard Co. ........................................    100               $    6,250
International Business Machines Corp. ......................    200                   20,913
Seagate Technology, Inc * ..................................    300                    5,775
Sun Microsystems, Inc. * ...................................    400                   15,950
                                                                                  ----------
                                                                                      67,263
                                                                                  ----------
CONTAINERS & PACKAGING - 1.1%
Crown Cork & Seal, Inc. ....................................    300                   15,038
                                                                                  ----------

ELECTRIC UTILITIES - 7.3%
Baltimore Gas and Electric Co. .............................    700                   23,844
Carolina Power & Light Co. .................................    600                   25,463
Cinergy Corp. ..............................................    600                   22,988
FirstEnergy Corp. * ........................................    900                   26,100
                                                                                  ----------
                                                                                      98,395
                                                                                  ----------
ELECTRICAL EQUIPMENT - 1.7%
Emerson Electric Co. .......................................    400                   22,575
                                                                                  ----------

ELECTRONICS - 3.7%
CBS Corporation ............................................    500                   14,719
Intel Corp. ................................................    200                   14,050
Micron Technology, Inc. ....................................    400                   10,400
Motorola, Inc. .............................................    200                   11,413
                                                                                  ----------
                                                                                      50,582
                                                                                  ----------
ENTERTAINMENT & LEISURE - 1.4%
Hasbro, Inc. ...............................................    600                   18,900
                                                                                  ----------

FINANCIAL SERVICES - 3.1%
American General Corp. .....................................    300                   16,219
Morgan Stanley, Dean Witter, Discover & Co. ................    200                   11,825
Providian Financial Corp. ..................................    300                   13,556
                                                                                  ----------
                                                                                      41,600
                                                                                  ----------
FOREST PRODUCTS & PAPER - 3.7%
Bowater, Inc. ..............................................    300                   13,331
Fort James Corp. ...........................................    600                   22,950
Sonoco Products Co. ........................................    400                   13,875
                                                                                  ----------
                                                                                      50,156
                                                                                  ----------
HEALTH CARE PROVIDERS - 2.3%
Humana, Inc. * .............................................    800                   16,600
United Healthcare Corp. ....................................    300                   14,906
                                                                                  ----------
                                                                                      31,506
                                                                                  ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------
SECURITY                                                                             VALUE
DESCRIPTION                                                   SHARES               (NOTE 1)
---------------------------------------------------------------------------------------------
HEAVY MACHINERY - 2.6%
Case Corp. .................................................    200               $   12,088
Deere & Co. ................................................    400                   23,325
                                                                                  ----------
                                                                                      35,413
                                                                                  ----------
INDUSTRIAL - DIVERSIFIED - 2.8%
Corning, Inc. ..............................................    300                   11,138
Minnesota Mining & Manufacturing Co. .......................    200                   16,413
Temple Inland, Inc. ........................................    200                   10,463
                                                                                  ----------
                                                                                      38,014
                                                                                  ----------
INSURANCE - 6.0%
Aetna, Inc. ................................................    100                    7,056
Allstate Corp. .............................................    100                    9,088
Chubb Corp. ................................................    300                   22,688
Cigna Corp. ................................................    200                   34,613
Jefferson Pilot Corp. ......................................    100                    7,788
                                                                                  ----------
                                                                                      81,233
                                                                                  ----------
MEDICAL SUPPLIES - 2.0%
Baxter International, Inc. .................................    300                   15,131
St. Jude Medical, Inc. * ...................................    400                   12,200
                                                                                  ----------
                                                                                      27,331
                                                                                  ----------
OIL & GAS - 4.8%
Coastal Corp. ..............................................    200                   12,388
Columbia Gas System, Inc. ..................................    200                   15,713
ENI SPA (ADR) * ............................................    200                   11,413
Mobil Corp. ................................................    200                   14,438
Total S.A. (ADR) ...........................................    200                   11,100
                                                                                  ----------
                                                                                      65,052
                                                                                  ----------
PHARMACEUTICALS - 4.2%
American Home Products Corp. ...............................    300                   22,950
Bristol-Myers Squibb Co. ...................................    200                   18,925
SmithKline Beecham Plc (ADR) ...............................    300                   15,431
                                                                                  ----------
                                                                                      57,306
                                                                                  ----------
RESTAURANTS - 1.1%
Tricon Global Restaurants, Inc. * ..........................    500                   14,531
                                                                                  ----------

RETAILERS - 1.7%
Kimberly-Clark Corp. .......................................    200                    9,863
Toys "R" Us, Inc. * ........................................    400                   12,575
                                                                                  ----------
                                                                                      22,438
                                                                                  ----------

                       See notes to financial statements

COVA SERIES TRUST
LARGE CAP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

---------------------------------------------------------------------------------------------
SECURITY                                                                             VALUE
DESCRIPTION                                                    SHARES               (NOTE 1)
---------------------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 2.6%
Bell Atlantic Corp. ........................................    100               $    9,100
Bellsouth Corp. ............................................    200                   11,263
SBC Communications, Inc. ...................................    200                   14,650
                                                                                  ----------
                                                                                      35,013
                                                                                  ----------
TEXTILES, CLOTHING & FABRICS - 1.8%
Fruit of the Loom, Inc. * ..................................    400                   10,250
VF Corp. ...................................................    300                   13,781
                                                                                  ----------
                                                                                      24,031
                                                                                  ----------

TOTAL INVESTMENTS - 90.6%
(Cost $1,218,629)                                                                  1,225,213

Other Assets and Liabilities (net) -  9.4%                                           127,797
                                                                                  ----------

TOTAL NET ASSETS - 100.0%                                                         $1,353,010
                                                                                  ==========


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt



                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------
SECURITY                                                                          VALUE
DESCRIPTION                                                SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------

COMMON STOCKS - 90.9%
AEROSPACE & DEFENSE - 4.3%
Orbital Sciences Corp. * ..............................     2,500               $   74,375
                                                                                ----------

APPAREL RETAILERS - 3.2%
Stage Stores, Inc. * ..................................     1,500                   56,063
                                                                                ----------

BUILDING MATERIALS - 1.4%
Park-Ohio Industries * ................................     1,300                   23,725
                                                                                ----------

COMMERCIAL SERVICES - 12.2%
Amor Holdings, Inc. * .................................     1,900                   21,138
Butler International, Inc. * ..........................     1,500                   26,250
Computer Learning Centers, Inc. * .....................     1,100                   67,375
G & K Services, Inc. Class A ..........................       800                   33,600
Kroll-O'Gara Co. (The) * ..............................     1,600                   28,200
M/A/R/C, Inc ..........................................     1,000                   18,000
SOS Staffing Services, Inc. * .........................       900                   16,984
                                                                                ----------
                                                                                   211,547
                                                                                ----------
COMMUNICATIONS - 3.7%
Plantronics, Inc. * ...................................     1,600                   64,000
                                                                                ----------

COMPUTER SOFTWARE & PROCESSING - 11.8%
Accer8 Technology Corp. * .............................       900                   24,300
AlphaNet Solutions, Inc. * ............................     1,500                   17,250
Information Management Resources, Inc. * ..............     2,300                   86,250
INTERSOLV, Inc. * .....................................     1,200                   24,300
Mastech Corp. * .......................................       600                   19,050
The Learning Co., Inc. * ..............................     2,100                   33,731
                                                                                ----------
                                                                                   204,881
                                                                                ----------
COMPUTERS & INFORMATION - 2.9%
Infocus Systems, Inc. * ...............................     1,200                   36,450
MICROS Systems, Inc. * ................................       300                   13,500
                                                                                ----------
                                                                                    49,950
                                                                                ----------
ELECTRICAL EQUIPMENT - 2.0%
Advanced Lighting Technolgies, Inc ....................       900                   17,100
Chicago Miniature Lamp, Inc ...........................       500                   16,875
                                                                                ----------
                                                                                    33,975
                                                                                ----------
ELECTRONICS - 9.4%
ADFlex Solutions, Inc. * ..............................       900                   14,513
CellStar Corp. * ......................................     2,200                   43,725

                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------
SECURITY                                                                           VALUE
DESCRIPTION                                                 SHARES                (NOTE 1)
-------------------------------------------------------------------------------------------


ELECTRONICS - CONTINUED
Fluke Corp ............................................       800               $   20,850
Lecroy Corp. * ........................................       500                   15,125
LTX Corp. * ...........................................     2,700                   11,981
Technitrol, Inc .......................................     1,900                   57,000
                                                                                ----------
                                                                                   163,194
                                                                                ----------
FOOD RETAILERS - 1.4%
Dreyers Grand Ice Cream, Inc ..........................     1,000                   24,125
                                                                                ----------

HEALTH CARE PROVIDERS - 6.4%
Counsel Corp. * .......................................     1,900                   24,700
Healthcare Services Group, Inc. * .....................     2,000                   25,250
Hooper Holmes, Inc ....................................     2,100                   30,581
Horizon Health Corp. * ................................     1,300                   30,225
                                                                                ----------
                                                                                   110,756
                                                                                ----------
HEAVY MACHINERY - 1.0%
JLG Industries, Inc ...................................     1,300                   18,363
                                                                                ----------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 3.8%
McGrath Rentcorp ......................................     2,700                   66,150
                                                                                ----------

MEDICAL SUPPLIES - 8.5%
Arrow International, Inc ..............................       700                   25,900
Hologic, Inc. * .......................................     1,700                   35,169
Life Technologies, Inc ................................       800                   26,600
Maxxim Medical, Inc. * ................................     1,300                   28,275
Orthofix International, N.V. * ........................     1,300                   15,275
Protocol Systems, Inc. * ..............................     1,600                   16,100
                                                                                ----------
                                                                                   147,319
                                                                                ----------
METALS - 2.3%
Matthews International Corp. Class A ..................       900                   39,600
                                                                                ----------

OIL & GAS - 12.3%
Core Laboratories N.V. * ..............................     1,600                   28,900
Dawson Production Services, Inc. * ....................     1,800                   31,275
Edge Petroleum Corp. * ................................     2,000                   23,000
Friede Goldman International, Inc. * ..................       300                    8,963
Harken Energy Corp. * .................................     4,500                   31,500
Seitel, Inc. * ........................................       900                   15,413
Stone Energy Corp. * ..................................       800                   26,800
Vintage Petroleum, Inc ................................     2,500                   47,500
                                                                                ----------
                                                                                   213,351
                                                                                ----------

                       See notes to financial statements

COVA SERIES TRUST
DEVELOPING GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------------
SECURITY                                                                          VALUE
DESCRIPTION                                                 SHARES               (NOTE 1)
-------------------------------------------------------------------------------------------

PHARMACEUTICALS - 0.4%
Kos Pharmaceuticals, Inc. * ...........................       500               $    7,719
                                                                                ----------

RETAILERS - 1.8%
Ames Department Stores, Inc. * ........................     1,800                   31,500
                                                                                ----------

TEXTILES, CLOTHING & FABRICS - 2.1%
Kenneth Cole Productions, Inc. Class A * ..............     1,000                   16,063
Tarrant Apparel Group * ...............................     1,300                   20,313
                                                                                ----------
                                                                                    36,376
                                                                                ----------

TOTAL INVESTMENTS - 90.9%
(Cost $1,568,464)                                                                1,576,969

Other Assets and Liabilities (net) -  9.1%                                         157,181
                                                                                ----------

TOTAL NET ASSETS - 100.0%                                                       $1,734,150
                                                                                ==========

PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.


                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                           VALUE
  AMOUNT    DESCRIPTION                                                                       (NOTE 1)
--------------------------------------------------------------------------------------------------------

            COMMON STOCKS - 50.5%
            AUTOMOTIVE - 0.5%
       150  Echlin, Inc. ................................................................    $    5,428
        20  Goodyear Tire & Rubber Co. ..................................................         1,273
                                                                                             ----------
                                                                                                  6,701
                                                                                             ----------
            BANKING - 3.6%
       300  Banc One Corp. ..............................................................        16,294
       100  Chase Manhattan Corp. .......................................................        10,950
       130  Crestar Financial Corp. .....................................................         7,410
       300  First Union Corp. ...........................................................        15,375
        38  Southtrust Corp. ............................................................         2,411
                                                                                             ----------
                                                                                                 52,440
                                                                                             ----------
            BEVERAGES, FOOD & TOBACCO - 3.8%
       675  IBP, Inc. ...................................................................        14,133
       390  Pepsico, Inc. ...............................................................        14,211
       280  Philip Morris Companies, Inc. ...............................................        12,681
       325  Sysco Corp. .................................................................        14,808
                                                                                             ----------
                                                                                                 55,833
                                                                                             ----------
            BUILDING MATERIALS - 0.8%
       410  Sherwin Williams Co. ........................................................        11,378
                                                                                             ----------

            CHEMICALS - 2.1%
       325  Praxair, Inc. ...............................................................        14,625
       610  Solutia, Inc. ...............................................................        16,279
                                                                                             ----------
                                                                                                 30,904
                                                                                             ----------
            COMMERCIAL SERVICES - 2.0%
       485  Cendant Corp. * .............................................................        16,672
       230  Ecolab, Inc. ................................................................        12,751
                                                                                             ----------
                                                                                                 29,423
                                                                                             ----------
            COMMUNICATIONS - 0.8%
       234  Tellabs, Inc. * .............................................................        12,373
                                                                                             ----------

            COMPUTER SOFTWARE & PROCESSING - 6.0%
       210  Automatic Data Processing, Inc. .............................................        12,889
       270  Computer Associates International, Inc. .....................................        14,276
       600  First Data Corp. ............................................................        17,550
       100  Microsoft Corp. * ...........................................................        12,925
       335  Networks Associates, Inc. * .................................................        17,713
       475  Oracle Corp. * ..............................................................        10,598
                                                                                             ----------
                                                                                                 85,951
                                                                                             ----------
            CONTAINERS & PACKAGING - 1.9%
       350  Avery-Dennison Corp. ........................................................        15,663
       230  Crown Cork & Seal, Inc. .....................................................        11,529
                                                                                             ----------
                                                                                                 27,192
                                                                                             ----------
            COSMETICS & PERSONAL CARE - 0.4%
       117  Estee Lauder Companies - Class A ............................................         6,018
                                                                                             ----------

            ELECTRIC UTILITIES - 1.3%
       190  Baltimore Gas and Electric Co. ..............................................         6,472
       240  Central & South West Corp. ..................................................         6,495
       150  Western Resources, Inc. .....................................................         6,450
                                                                                             ----------
                                                                                                 19,417
                                                                                             ----------

                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                           VALUE
  AMOUNT    DESCRIPTION                                                                       (NOTE 1)
--------------------------------------------------------------------------------------------------------

            ELECTRICAL EQUIPMENT - 2.3%
       250  Applied Materials, Inc. * ...................................................    $    7,531
       185  General Electric Co. ........................................................        13,574
       130  Grainger (W.W.), Inc. .......................................................        12,634
                                                                                             ----------
                                                                                                 33,739
                                                                                             ----------
            ELECTRONICS - 1.5%
       203  Analog Devices, Inc. * ......................................................         5,621
       280  Motorola, Inc. ..............................................................        15,978
                                                                                             ----------
                                                                                                 21,599
                                                                                             ----------
            FINANCIAL SERVICES - 2.1%
       470  Green Tree Financial Corp. ..................................................        12,308
       118  SLM Holding Corp. ...........................................................        16,417
       160  United Companies Financial Corp. ............................................         2,480
                                                                                             ----------
                                                                                                 31,205
                                                                                             ----------
            FOREST PRODUCTS & PAPER - 0.6%
       310  Mead Corp. ..................................................................         8,680
                                                                                             ----------

            HEALTH CARE PROVIDERS - 0.7%
       360  Columbia/HCA Healthcare Corp. ...............................................        10,665
                                                                                             ----------

            HOUSEHOLD PRODUCTS - 0.9%
       300  Newell Co. ..................................................................        12,750
                                                                                             ----------

            INDUSTRIAL - DIVERSIFIED - 1.8%
       196  Baker Hughes, Inc. ..........................................................         8,551
       380  Millipore Corp. .............................................................        12,896
       225  Republic Industries, Inc. * .................................................         5,245
                                                                                             ----------
                                                                                                 26,692
                                                                                             ----------
            INSURANCE - 0.9%
       180  PMI Group, Inc. (The) .......................................................        13,016
                                                                                             ----------

            MEDICAL SUPPLIES - 0.3%
       160  Bard (C.R.), Inc. ...........................................................         5,010
                                                                                             ----------

            METALS - 0.5%
       180  UCAR International, Inc. * ..................................................         7,189
                                                                                             ----------

            OIL & GAS - 3.1%
       390  Dresser Industries, Inc. ....................................................        16,356
       690  Union Texas Petroleum Holdings, Inc. ........................................        14,361
       400  Vastar Resources, Inc. ......................................................        14,300
                                                                                             ----------
                                                                                                 45,017
                                                                                             ----------
            PHARMACEUTICALS - 6.5%
       160  Allergan, Inc. ..............................................................         5,370
       210  American Home Products Corp. ................................................        16,065
       155  Bristol-Myers Squibb Co. ....................................................        14,667
       170  Eli Lilly & Co. .............................................................        11,836
       170  Merck & Co., Inc. ...........................................................        18,063
       240  Schering-Plough Corp. .......................................................        14,910
       260  SmithKline Beecham Plc (ADR) ................................................        13,374
                                                                                             ----------
                                                                                                 94,285
                                                                                             ----------
            RESTAURANTS - 0.4%
       210  Tricon Global Restaurants, Inc. * ...........................................         6,103
                                                                                             ----------


                       See notes to financial statements

COVA SERIES TRUST
BALANCED PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------------------------------
 PAR/SHARE  SECURITY                                                                           VALUE
  AMOUNT    DESCRIPTION                                                                       (NOTE 1)
--------------------------------------------------------------------------------------------------------

            RETAILERS - 4.5%
       340  Albertson's, Inc. ...........................................................    $   16,108
       320  Consolidated Stores Corp. * .................................................        14,060
       200  J.C. Penney Co., Inc. .......................................................        12,063
       430  Pep Boys - Manny, Moe & Jack ................................................        10,266
       340  Wal-Mart Stores, Inc. .......................................................        13,409
                                                                                             ----------
                                                                                                 65,906
                                                                                             ----------
            TELEPHONE SYSTEMS - 0.4%
       250  Frontier Corp. ..............................................................         6,016
                                                                                             ----------

            TRANSPORTATION - 0.8%
       125  Burlington Northern Santa Fe Corp. ..........................................        11,617
                                                                                             ----------


            Total Common Stocks (Cost $701,774) .........................................       737,119
                                                                                             ----------

            U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 13.0%    COUPON   MATURITY
                                                                         ------   --------
   $49,570  Federal Home Loan Mortgage Corp. ........................    6.500%   01/01/12       49,709
    47,578  Federal National Mortgage Association ...................    6.000%   03/01/11       46,865
    44,505  Government National Mortgage Association ................    6.500%   03/15/24       44,074
    49,641  Government National Mortgage Association ................    7.000%   07/20/27       49,766
                                                                                             ----------
            Total Mortgage Backed Securities (Cost $186,375)                                    190,414
                                                                                             ----------

            U.S. TREASURY SECURITIES - 25.1%
    50,000  U.S. Treasury Note                                           6.375%   05/15/00       50,766
   100,000  U.S. Treasury Note                                           6.375%   08/15/02      102,625
   100,000  U.S. Treasury Note                                           7.250%   05/15/04      107,969
   100,000  U.S. Treasury Note                                           6.625%   05/15/07      105,906
                                                                                             ----------
            Total U.S. Treasury Securities (Cost $361,726)                                      367,266
                                                                                             ----------

            TOTAL INVESTMENTS - 88.6%
            (Cost $1,249,875)                                                                 1,294,799

            Other Assets and Liabilities (net) -  11.4%                                         166,251
                                                                                             ----------

            TOTAL NET ASSETS - 100.0%                                                        $1,461,050
                                                                                             ==========


            PORTFOLIO FOOTNOTES:

            * Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

            ADR - American Depositary Receipt


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                  VALUE
DESCRIPTION                                                  SHARES      (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS - 94.3%
BANKING - 4.7%
Associated Banc-Corp ...................................       267  $     14,718
Bank United Corp. ......................................       400        19,575
CCB Financial Corp. ....................................       150        16,125
St. Paul Bancorp, Inc. .................................       450        11,813
                                                                    ------------
                                                                          62,231
                                                                    ------------
BEVERAGES, FOOD & TOBACCO - 4.7%
Canandaigua Wine Co. Inc. Class A * ....................       500        27,688
Hormel Foods Corp. .....................................       500        16,375
Performance Food Group Co. * ...........................       746        17,718
                                                                    ------------
                                                                          61,781
                                                                    ------------
BUILDING MATERIALS - 0.8%
Barnett, Inc. * ........................................       500        11,000
                                                                    ------------
CHEMICALS - 8.2%
Cytec Industries, Inc. * ...............................       300        14,081
Hanna (M. A.) Co. ......................................     1,000        25,250
International Specialty Products, Inc. *................       800        11,950
Minerals Technologies, Inc. ............................       600        27,253
OM Group, Inc. .........................................       350        12,819
RPM, Inc. ..............................................     1,125        17,156
                                                                    ------------
                                                                         108,509
                                                                    ------------
COAL - 1.0%
Zeigler Coal Holding Co. ...............................       800        13,050
                                                                    ------------
COMMERCIAL SERVICES - 3.3%
IntelliQuest Information Group, Inc. * .................       850        11,263
Interim Services, Inc. * ...............................       400        10,350
Rental Service Corp. * .................................       500        12,281
Unitog Co. .............................................       450        10,013
                                                                    ------------
                                                                          43,907
                                                                    ------------
COMPUTER SOFTWARE & PROCESSING - 11.3%
Active Voice Corp. * ...................................       600         7,500
Cognos, Inc. * .........................................     1,100        25,300
Cotelligent Group, Inc. * ..............................       800        15,300
National Data Corp. ....................................       800        28,900
Networks Associates, Inc. * ............................       467        24,693
SPSS, Inc. * ...........................................       800        15,400
Sungard Data Systems, Inc. * ...........................       800        24,800
SystemSoft Corp. * .....................................     1,172         7,472
                                                                    ------------
                                                                         149,365
                                                                    ------------


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                                SHARES       (NOTE 1)
--------------------------------------------------------------------------------

COMPUTERS & INFORMATION - 1.8%
Zebra Technologies Corp. Class A * ...................      800     $     23,800
                                                                    ------------
CONTAINERS & PACKAGING - 0.8%
AptarGroup, Inc. .....................................      200           11,100
                                                                    ------------
COSMETICS & PERSONAL CARE - 1.4%
Cole National Corp. Class A * ........................      600           17,963
                                                                    ------------
ELECTRIC UTILITIES - 0.9%
Central Louisiana Electric, Inc. .....................      350           11,331
                                                                    ------------
ELECTRICAL EQUIPMENT - 1.1%
Hubbell, Inc. Class B ................................      300           14,794
                                                                    ------------
ELECTRONICS - 2.9%
CFM Technologies, Inc. * .............................      662           10,178
Komag, Inc. * ........................................      816           12,138
SBS Technologies, Inc. * .............................      600           16,275
                                                                    ------------
                                                                          38,591
                                                                    ------------
FINANCIAL SERVICES - 4.8%
Aames Financial Corp. ................................      550            7,116
Finova Group, Inc ....................................      300           14,906
Money Store, Inc. (The) ..............................      700           14,700
Resource Bancshares Mortgage Group, Inc...............      735           11,990
Southern Pacific Funding Corp. * .....................      900           11,813
United Companies Financial Corp. .....................      208            3,224
                                                                    ------------
                                                                          63,749
                                                                    ------------
FOREST PRODUCTS & PAPER - 0.8%
Caraustar Industries, Inc. ...........................      300           10,275
                                                                    ------------
HEALTH CARE PROVIDERS - 4.3%
Apria Healthcare Group * .............................    1,000           13,438
Beverly Enterprises, Inc. * ..........................      700            9,100
Integrated Health Services, Inc. .....................      550           17,153
Sun Healthcare Group, Inc. * .........................      900           17,438
                                                                    ------------
                                                                          57,129
                                                                    ------------
HEAVY MACHINERY - 4.0%
Albany International Corp. Class A ...................      550           12,650
DT Industries, Inc. ..................................      400           13,600
Kulicke & Soffa Industries, Inc. * ...................      900           16,763
Tecumseh Products Co. Class A ........................      200            9,750
                                                                    ------------
                                                                          52,763
                                                                    ------------


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                  VALUE
DESCRIPTION                                                 SHARES       (NOTE 1)
--------------------------------------------------------------------------------

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.9%
Furniture Brands International, Inc. * ................      600    $     12,300
                                                                    ------------
HOUSEHOLD PRODUCTS - 2.8%
Blyth Industries, Inc. * ..............................      600          17,963
Samsonite Corp. * .....................................      600          18,975
                                                                    ------------
                                                                          36,938
                                                                    ------------
INDUSTRIAL - DIVERSIFIED - 0.9%
Lydall, Inc. * ........................................      600          11,700
                                                                    ------------
INSURANCE - 2.8%
CMAC Investment Corp. .................................      300          18,113
HCC Insurance Holdings, Inc. ..........................      900          19,125
                                                                    ------------
                                                                          37,238
                                                                    ------------
MEDICAL SUPPLIES - 5.2%
DENTSPLY International, Inc. ..........................      600          18,300
Fisher Scientific International, Inc. .................      400          19,100
Hanger Orthopedic Group, Inc. * .......................      700           9,013
Lunar Corp. * .........................................      500          10,250
ResMed, Inc. * ........................................      400          11,250
                                                                    ------------
                                                                          67,913
                                                                    ------------
METALS - 2.0%
AK Steel Holding Corp. ................................      800          14,150
J&L Specialty Steel, Inc. .............................    1,200          12,075
                                                                    ------------
                                                                          26,225
                                                                    ------------
OIL & GAS - 6.1%
Global Industries Ltd. * ..............................    1,000          17,000
Ocean Energy, Inc. * ..................................      450          22,191
Swift Energy Co. * ....................................      580          12,210
Union Texas Petroleum Holdings, Inc. ..................      700          14,569
United Meridian Corp. * ...............................      500          14,063
                                                                    ------------
                                                                          80,033
                                                                    ------------
PHARMACEUTICALS - 4.9%
Allergan, Inc. ........................................      600          20,138
Penederm, Inc. * ......................................      800           8,000
PharMerica, Inc. ......................................    1,118          11,599
R. P. Scherer Corp. * .................................      400          24,400
                                                                    ------------
                                                                          64,137
                                                                    ------------


                       See notes to financial statements

COVA SERIES TRUST
SMALL CAP EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

--------------------------------------------------------------------------------
SECURITY                                                                 VALUE
DESCRIPTION                                                SHARES       (NOTE 1)
--------------------------------------------------------------------------------

RETAILERS - 3.5%
Bombay Co., Inc. (The) * ............................      1,400    $      6,475
Brinker International, Inc. * .......................        800          12,800
Discount Auto Parts, Inc. * .........................        550          10,519
Marks Brothers Jewelers, Inc. * .....................      1,000          16,500
                                                                    ------------
                                                                          46,294
                                                                    ------------
TELEPHONE SYSTEMS - 3.8%
Arch Communications Group, Inc. * ...................      1,500           7,688
IXC Communications, Inc. * ..........................        650          20,394
Mobile Telecommunications Technologies Corp. *.......      1,027          22,594
                                                                    ------------
                                                                          50,676
                                                                    ------------
TEXTILES, CLOTHING & FABRICS - 1.8%
Donna Karan International, Inc. * ...................        900          11,588
Kellwood Co. ........................................        400          12,000
                                                                    ------------
                                                                          23,588
                                                                    ------------
TRANSPORTATION - 2.8%
Hub Group, Inc. Class A * ...........................        500          14,875
Simon Transportation Services, Inc. * ...............        400           9,600
USFreightways Corp. .................................        400          13,000
                                                                    ------------
                                                                          37,475
                                                                    ------------
TOTAL INVESTMENTS - 94.3%
(Cost $1,243,256)                                                      1,245,855

Other Assets and Liabilities (net) -  5.7%                                75,090
                                                                    ------------

TOTAL NET ASSETS - 100.0%                                           $  1,320,945
                                                                    ============



PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.



                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
SECURITY                                                                      VALUE
DESCRIPTION                                                  SHARES          (NOTE 1)
-------------------------------------------------------------------------------------

COMMON STOCKS - 94.5%
AUTOMOTIVE - 4.5%
Chrysler Corp. ..........................................     610       $     21,464
Echlin, Inc. ............................................     840             30,398
Goodyear Tire & Rubber Co. ..............................     370             23,541
                                                                           ---------
                                                                              75,403
                                                                           ---------
BANKING - 23.0%
Banc One Corp. ..........................................     560             30,415
Chase Manhattan Corp. ...................................     300             32,850
Comerica, Inc. ..........................................     300             27,075
Corestates Financial Corp. ..............................     420             33,626
Crestar Financial Corp. .................................     580             33,060
First Union Corp. .......................................     650             33,313
KeyCorp .................................................     450             31,866
Mellon Bank Corp. .......................................     590             35,769
National City Corp. .....................................     520             34,190
PNC Bank Corp. ..........................................     670             38,232
U.S. Bancorp ............................................     280             31,343
Wachovia Corp. ..........................................     360             29,205
                                                                           ---------
                                                                             390,944
                                                                           ---------
BEVERAGES, FOOD & TOBACCO - 5.0%
IBP, Inc. ...............................................     840             17,581
Philip Morris Companies, Inc. ...........................     720             32,625
Sara Lee Corp. ..........................................     600             33,788
                                                                           ---------
                                                                              83,994
                                                                           ---------
BUILDING MATERIALS - 1.8%
Sherwin Williams Co. ....................................   1,080             29,970
                                                                           ---------
CHEMICALS - 3.9%
PPG Industries, Inc. ....................................     390             22,279
Praxair, Inc. ...........................................     380             17,100
RPM, Inc. ...............................................     713             10,866
Solutia, Inc. ...........................................     600             16,013
                                                                           ---------
                                                                              66,258
                                                                           ---------
COMMERCIAL SERVICES - 1.0%
Ecolab, Inc. ............................................     305             16,908
                                                                           ---------

CONTAINERS & PACKAGING - 2.3%
Avery-Dennison Corp. ....................................     440             19,690
Crown Cork & Seal, Inc. .................................     370             18,546
                                                                           ---------
                                                                              38,236
                                                                           ---------

                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
SECURITY                                                                      VALUE
DESCRIPTION                                                  SHARES          (NOTE 1)
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 6.0%
Baltimore Gas and Electric Co. ..........................     780       $     26,569
Central & South West Corp. ..............................     845             22,868
Scana Corp. .............................................     840             25,148
Union Electric Co. ......................................     610             26,383
                                                                           ---------
                                                                             100,968
                                                                           ---------
ELECTRICAL EQUIPMENT - 1.7%
Grainger (W.W.), Inc. ...................................     290             28,184
                                                                           ---------

ELECTRONICS - 1.3%
Motorola, Inc. ..........................................     380             21,684
                                                                           ---------

FINANCIAL SERVICES - 4.6%
Federal National Mortgage Association ...................     650             37,091
Green Tree Financial Corp. ..............................     680             17,808
SLM Holding Corp. .......................................     110             15,304
United Companies Financial Corp. ........................     420              6,510
                                                                           ---------
                                                                              76,713
                                                                           ---------
FOREST PRODUCTS & PAPER - 2.3%
Consolidated Papers, Inc. ...............................     420             22,418
Mead Corp. ..............................................     560             15,680
                                                                           ---------
                                                                              38,098
                                                                           ---------
HEALTH CARE PROVIDERS - 0.9%
Columbia/HCA Healthcare Corp. ...........................     495             14,664
                                                                           ---------

HOUSEHOLD PRODUCTS - 2.0%
Newell Co. ..............................................     800             34,000
                                                                           ---------

INDUSTRIAL - DIVERSIFIED - 1.3%
Millipore Corp. .........................................     630             21,381
                                                                           ---------

INSURANCE - 1.4%
PMI Group, Inc. (The) ...................................     330             23,863
                                                                           ---------

MEDICAL SUPPLIES - 1.4%
Bard (C.R.), Inc. .......................................     750             23,484
                                                                           ---------

OIL & GAS - 5.6%
Atlantic Richfield Co. ..................................     350             28,044
Dresser Industries, Inc. ................................     860             36,066
Tidewater, Inc. .........................................      70              3,859
Union Texas Petroleum Holdings, Inc. ....................   1,300             27,056
                                                                           ---------
                                                                              95,025
                                                                           ---------

                       See notes to financial statements

COVA SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997
(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------------
SECURITY                                                                      VALUE
DESCRIPTION                                                  SHARES          (NOTE 1)
-------------------------------------------------------------------------------------
PHARMACEUTICALS - 11.7%
Abbott Laboratories .....................................     480       $     31,470
Allergan, Inc. ..........................................     750             25,172
American Home Products Corp. ............................     525             40,163
Bristol-Myers Squibb Co. ................................     400             37,850
Schering-Plough Corp. ...................................     510             31,684
SmithKline Beecham Plc (ADR) ............................     580             29,834
                                                                           ---------
                                                                             196,173
                                                                           ---------
REAL ESTATE - 2.5%
Nationwide Health Properties, Inc. (REIT) ...............     790             20,145
Prentiss Properties Trust (REIT) ........................     780             21,791
                                                                           ---------
                                                                              41,936
                                                                           ---------
RETAILERS - 4.5%
Albertson's, Inc. .......................................     620             29,373
J.C. Penney Co., Inc. ...................................     540             32,569
Pep Boys - Manny, Moe & Jack ............................     595             14,206
                                                                           ---------
                                                                              76,148
                                                                           ---------
TELEPHONE SYSTEMS - 4.1%
Frontier Corp. ..........................................   1,415             34,048
U.S. West Communications Group ..........................     760             34,295
                                                                           ---------
                                                                              68,343
                                                                           ---------
TRANSPORTATION - 1.7%
Burlington Northern Santa Fe Corp. ......................     310             28,811
                                                                           ---------


TOTAL INVESTMENTS - 94.5%
(Cost $1,468,437)                                                          1,591,188

Other Assets and Liabilities (net) -  5.5%                                    92,123
                                                                           ---------

TOTAL NET ASSETS - 100.0%                                               $  1,683,311
                                                                           =========


PORTFOLIO FOOTNOTES:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust


                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                           SHARES           (NOTE 1)
-------------------------------------------------------------------------------

COMMON STOCKS - 92.8%
AUTOMOTIVE - 0.9%
Echlin, Inc. ....................................      620         $    22,436
                                                                   -----------

BANKING - 7.1%
Banc One Corp. ..................................      800              43,450
Chase Manhattan Corp. ...........................      415              45,443
Crestar Financial Corp. .........................      490              27,930
First Union Corp. ...............................      860              44,075
Southtrust Corp. ................................      122               7,739
                                                                   -----------
                                                                       168,637
                                                                   -----------
BEVERAGES, FOOD & TOBACCO - 7.4%
IBP, Inc. .......................................    2,000              41,875
Pepsico, Inc. ...................................    1,265              46,093
Philip Morris Companies, Inc. ...................      980              44,402
Sysco Corp. .....................................      980              44,651
                                                                   -----------
                                                                       177,021
                                                                   -----------
BUILDING MATERIALS - 1.6%
Sherwin Williams Co. ............................    1,400              38,850
                                                                   -----------

CHEMICALS - 3.8%
Praxair, Inc. ...................................      975              43,875
Solutia, Inc. ...................................    1,775              47,370
                                                                   -----------
                                                                        91,245
                                                                   -----------
COMMERCIAL SERVICES - 2.9%
Cendant Corp. * .................................    1,350              46,406
Ecolab, Inc. ....................................      400              22,175
                                                                   -----------
                                                                        68,581
                                                                   -----------
COMMUNICATIONS - 1.9%
Tellabs, Inc. * .................................      850              44,944
                                                                   -----------

COMPUTER SOFTWARE & PROCESSING - 9.7%
Automatic Data Processing, Inc. .................      765              46,952
Computer Associates International, Inc. .........      900              47,588
First Data Corp. ................................    1,655              48,409
Microsoft Corp. * ...............................      175              22,619
Network Associates, Inc. * ......................      420              22,208
Oracle Corp. * ..................................    2,000              44,625
                                                                   -----------
                                                                       232,401
                                                                   -----------
CONTAINERS & PACKAGING - 3.7%
Avery-Dennison Corp. ............................    1,050              46,988
Crown Cork & Seal, Inc. .........................      825              41,353
                                                                   -----------
                                                                        88,341
                                                                   -----------

                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                           SHARES           (NOTE 1)
-------------------------------------------------------------------------------

COSMETICS & PERSONAL CARE - 0.9%
Estee Lauder Companies - Class A ................      400         $    20,575
                                                                   -----------

ELECTRIC UTILITIES - 3.4%
Baltimore Gas and Electric Co. ..................    1,075              36,617
Central & South West Corp. ......................    1,300              35,181
Western Resources, Inc. .........................      200               8,600
                                                                   -----------
                                                                        80,398
                                                                   -----------
ELECTRICAL EQUIPMENT - 4.6%
Applied Materials, Inc. * .......................      750              22,594
General Electric Co. ............................      600              44,025
Grainger (W.W.), Inc. ...........................      450              43,734
                                                                   -----------
                                                                       110,353
                                                                   -----------
ELECTRONICS - 2.6%
Analog Devices, Inc. * ..........................      664              18,385
Motorola, Inc. ..................................      775              44,223
                                                                   -----------
                                                                        62,608
                                                                   -----------
FINANCIAL SERVICES - 2.2%
SLM Holding Corp. ...............................      293              40,764
United Companies Financial Corp. ................      693              10,742
                                                                   -----------
                                                                        51,506
                                                                   -----------
FOREST PRODUCTS & PAPER - 0.9%
Mead Corp. ......................................      750              21,000
                                                                   -----------

HEALTH CARE PROVIDERS - 1.6%
Columbia/HCA Healthcare Corp. ...................    1,290              38,216
                                                                   -----------

HOUSEHOLD PRODUCTS - 1.8%
Newell Co. ......................................    1,015              43,138
                                                                   -----------

INDUSTRIAL - DIVERSIFIED - 3.8%
Baker Hughes, Inc. ..............................      615              26,829
Millipore Corp. .................................    1,225              41,573
Republic Industries, Inc. * .....................    1,000              23,313
                                                                   -----------
                                                                        91,715
                                                                   -----------
INSURANCE - 1.9%
PMI Group, Inc. (The) ...........................      625              45,195
                                                                    ----------

MEDICAL SUPPLIES - 0.9%
Bard (C.R.), Inc. ...............................      700              21,919
                                                                    ----------

METALS - 0.9%
UCAR International, Inc. * ......................      545              21,766
                                                                    ----------

                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                           SHARES           (NOTE 1)
-------------------------------------------------------------------------------

OIL & GAS - 5.4%
Dresser Industries, Inc. ........................    1,050          $   44,034
Union Texas Petroleum Holdings, Inc. ............    2,080              43,290
Vastar Resources, Inc. ..........................    1,175              42,006
                                                                    ----------
                                                                       129,330
                                                                    ----------
PHARMACEUTICALS - 10.9%
Allergan, Inc. ..................................      585              19,634
American Home Products Corp. ....................      575              43,988
Bristol-Myers Squibb Co. ........................      465              44,001
Eli Lilly & Co. .................................      300              20,888
Merck & Co., Inc. ...............................      420              44,625
Schering-Plough Corp. ...........................      725              45,041
SmithKline Beecham Plc (ADR) ....................      840              43,208
                                                                    ----------
                                                                       261,385
                                                                    ----------
RESTAURANTS - 0.9%
Tricon Global Restaurants, Inc. * ...............      724              21,027
                                                                    ----------

RETAILERS - 8.5%
Albertson's, Inc. ...............................    1,055              49,981
Consolidated Stores Corp. * .....................      530              23,287
J.C. Penney Co., Inc. ...........................      725              43,727
Pep Boys - Manny, Moe & Jack ....................    1,850              44,169
Wal-Mart Stores, Inc. ...........................    1,090              42,987
                                                                    ----------
                                                                       204,151
                                                                    ----------
TELEPHONE SYSTEMS - 0.9%
Frontier Corp. ..................................      900              21,656
                                                                    ----------

                       See notes to financial statements

COVA SERIES TRUST
GROWTH & INCOME EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 1997

(PERCENTAGE OF NET ASSETS)

-------------------------------------------------------------------------------
SECURITY                                                                VALUE
DESCRIPTION                                           SHARES           (NOTE 1)
-------------------------------------------------------------------------------

TRANSPORTATION - 1.7%
Burlington Northern Santa Fe Corp. ..............      450          $   41,822
                                                                    ----------


TOTAL INVESTMENTS - 92.8%
(Cost $2,121,294)                                                    2,220,216

Other Assets and Liabilities (net) -  7.2% ......                      171,143
                                                                    ----------

TOTAL NET ASSETS - 100.0%                                           $2,391,359
                                                                    ==========


PORTFOLIO FOOTNOTES:

* Non-income producing security as this stock did not declare or pay dividends in the 12 month period.

ADR - American Depositary Receipt



                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                                                  Small Cap Stock    Quality Bond      Select Equity    Large Cap Stock
                                                     Portfolio         Portfolio         Portfolio         Portfolio
                                                  ---------------    ------------      -------------    ---------------
ASSETS
   Investments, at value (Note 1)*                  $56,888,871      $ 16,317,671       $104,362,637      $31,991,647
   Cash                                               3,692,013         2,271,646          1,729,556          411,289
   Cash denominated in foreign currencies **                 --                --                 --               --
   Receivable for investments sold                      343,445                --          1,128,549           58,126
   Receivable for Trust shares sold                      37,314             9,390            153,132          116,232
   Dividends receivable                                  60,695                --            153,447           45,423
   Interest receivable                                   14,027           222,042             12,725            3,276
   Unrealized appreciation on forward
      currency contracts (Note 5)                            --                --                 --               --
   Receivable from investment adviser (Note 2)           21,879            17,311                 --           20,851
                                                    -----------      ------------       ------------      -----------
      Total assets                                   61,058,244        18,838,060        107,540,046       32,646,844
                                                    -----------      ------------       ------------      -----------
LIABILITIES
   Payables for:
      Payable for investments purchased               1,269,275                --            556,166          366,614
      Payable for delayed delivery investments               --           190,119                 --               --
      Payable for Trust shares redeemed                      --                11                 --               --
      Net variation margin on financial
          futures contracts (Note 4)                         --                --                 --               --
      Unrealized depreciation on forward
          currency contracts (Note 5)                        --                --                 --               --
      Investment advisory fee payable (Note 2)               --                --             19,878               --
   Accrued expenses                                      31,901            20,464             33,127           24,141
                                                    -----------      ------------       ------------      -----------
      Total liabilities                               1,301,176           210,594            609,171          390,755
                                                    -----------      ------------       ------------      -----------
NET ASSETS                                          $59,757,068      $ 18,627,466       $106,930,875      $32,256,089
                                                    ===========      ============       ============      ===========

---------------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
   Paid in surplus                                  $52,430,798      $ 18,282,956       $ 92,097,837      $27,000,889
   Accumulated net realized gain (loss)               2,270,648                --          9,025,815          526,895
   Unrealized appreciation on investments,
      futures contracts and foreign currency          5,055,622           344,990          5,798,007        4,728,305
   Undistributed (distributions in excess of)
      net investment income                                  --              (480)             9,216               --
                                                    -----------      ------------       ------------      -----------
      Total                                         $59,757,068      $ 18,627,466       $106,930,875      $32,256,089
                                                    ===========      ============       ============      ===========

Capital shares outstanding                            4,559,948         1,790,249          7,656,774        2,329,781
                                                    ===========      ============       ============      ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE            $13.105           $10.405            $13.966          $13.845

---------------------------------------------------------------------------------------------------------------------
*  Investments in securities, at cost               $51,833,249      $ 15,972,681       $ 98,564,630      $27,263,342
** Cost of cash denominated in foreign currencies            --                --                 --               --
                                                    -----------      ------------       ------------      -----------





                       See notes to financial statements

                                                                              VKAC
International                                                              Growth and
   Equity           Money Market      Quality Income      Stock Index        Income         High Yield
 Portfolio           Portfolio          Portfolio          Portfolio        Portfolio        Portfolio
-------------       ------------      --------------      -----------      -----------      -----------

$ 64,976,213       $ 21,895,770       $ 49,159,440       $90,353,876      $47,702,613      $ 32,876,402
   3,022,655                 19                133               667            3,344                81
     752,108                 --                 --                --               --                --
   1,174,476                 --                 --                --           82,088               183
       8,539                 --                 --                --               --                --
     117,916                 --                 --           127,140           58,462                --
      33,317            118,235            789,722            11,313            4,514           632,422
     586,417                 --                 --                --               --                --
      32,178              7,475                 --                --           15,178             8,142
------------       ------------       ------------       -----------      -----------      ------------
  70,703,819         22,021,499         49,949,295        90,492,996       47,866,199        33,517,230
------------       ------------       ------------       -----------      -----------      ------------


   1,812,341                 --                 --                --               --           183,750
          --                 --                 --                --               --                --
          --              8,882             55,844            38,280            9,586            47,447
          --                 --             20,781             1,100              200                --
      86,614                 --                 --                --               --                --
          --                 --             11,767            34,593               --                --
      35,825             33,854             25,243            41,721           27,049            23,576
------------       ------------       ------------       -----------      -----------      ------------
   1,934,780             42,736            113,635           115,694           36,835           254,773
------------       ------------       ------------       -----------      -----------      ------------
$ 68,769,039       $ 21,978,763       $ 49,835,660       $90,377,302      $47,829,364      $ 33,262,457
============       ============       ============       ===========      ===========      ============

-----------------------------------------------------------------------------------------------------------


$ 67,285,371       $ 22,056,402       $ 49,378,186       $42,253,168      $35,493,304      $ 32,042,446
    (151,362)           (77,639)        (2,430,004)       16,142,542        5,860,286           (94,492)

   1,285,706                 --          1,993,312        31,962,906        6,466,491         1,305,260
     349,324                 --            894,166            18,686            9,283             9,243
------------       ------------       ------------       -----------      -----------      ------------
$ 68,769,039       $ 21,978,763       $ 49,835,660       $90,377,302      $47,829,364      $ 33,262,457
============       ============       ============       ===========      ===========      ============

   5,994,704         21,981,219          4,572,261         4,289,352        2,804,973         3,051,753
============       ============       ============       ===========      ===========      ============

     $11.472              $1.00            $10.900           $21.070          $17.052           $10.899
============       ============       ============       ===========      ===========      ============

-----------------------------------------------------------------------------------------------------------
$ 64,155,316       $ 21,895,770       $ 47,114,722       $58,424,938      $41,255,922      $ 31,571,142
     800,400                 --                 --                --               --                --



                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                                                                        Mid-Cap         Large Cap       Developing
                                                    Bond Debenture       Value          Research          Growth
                                                      Portfolio        Portfolio        Portfolio        Portfolio
                                                    --------------     ----------       ---------       ----------

ASSETS
   Investments, at value (Note 1)*                   $52,654,892      $2,059,650      $ 1,225,213       $1,576,969
   Cash                                                1,743,892         163,793          122,623          258,794
   Cash denominated in foreign currencies **                  --              --               --               --
   Receivable for investments sold                            --              --               --               --
   Receivable for Trust shares sold                       92,477              --               --           16,414
   Dividends receivable                                    2,596             359            1,245               94
   Interest receivable                                   949,354           2,001            1,298            1,230
   Unrealized appreciation on forward
      currency contracts (Note 5)                             --              --               --               --
   Receivable from investment adviser (Note 2)                --          12,532           11,050           12,973
                                                      ----------       ---------        ---------        ---------
      Total assets                                    55,443,211       2,238,335        1,361,429        1,866,474
                                                      ----------       ---------        ---------        ---------

LIABILITIES
   Payables for:
      Payable for investments purchased                       --              --               --          122,937
      Payable for delayed delivery investments                --              --               --               --
      Payable for Trust shares redeemed                       --              --               --               --
      Net variation margin on financial futures
          contracts (Note 4)                                  --              --               --               --
      Unrealized depreciation on forward
          currency contracts (Note 5)                         --              --               --               --
      Investment advisory fee payable (Note 2)             6,575              --               --               --
   Accrued expenses                                       24,457           9,427            8,419            9,387
                                                      ----------       ---------        ---------        ---------
      Total liabilities                                   31,032           9,427            8,419          132,324
                                                      ----------       ---------        ---------        ---------
NET ASSETS                                           $55,412,179      $2,228,908      $ 1,353,010       $1,734,150
                                                     ===========      ==========      ===========       ==========
------------------------------------------------------------------------------------------------------------------

NET ASSETS REPRESENTED BY:
   Paid in surplus                                   $53,243,809      $2,181,763      $ 1,346,866       $1,721,071
   Accumulated net realized gain (loss)                  954,667             150             (633)           4,555
   Unrealized appreciation on investments,
      futures contracts and foreign currency           1,213,703          46,986            6,584            8,505
   Undistributed (distributions in excess of)
      net investment income                                   --               9              193               19
                                                      ----------       ---------        ---------        ---------
      Total                                          $55,412,179      $2,228,908      $ 1,353,010       $1,734,150
                                                     ===========      ==========      ===========       ==========

Capital shares outstanding                             4,574,812         212,659          136,592          164,390
                                                     ===========      ==========      ===========       ==========

NET ASSET VALUE AND OFFERING PRICE PER SHARE             $12.112         $10.481           $9.905          $10.549
                                                     ===========      ==========      ===========       ==========

------------------------------------------------------------------------------------------------------------------
*  Investments in securities, at cost                $51,441,189      $2,012,664      $ 1,218,629       $1,568,464
** Cost of cash denominated in foreign currencies             --              --               --               --




                       See notes to financial statements


                   Small Cap                    Growth & Income
 Balanced           Equity      Equity Income       Equity
 Portfolio         Portfolio      Portfolio        Portfolio
-----------       ----------    -------------   ---------------

$ 1,294,799       $1,245,855      $1,591,188      $ 2,220,216
    155,235           72,599          86,028          163,216
         --               --              --               --
         --               --              --               --
         --               --              --               --
      1,067              568           2,808            3,126
      6,650              470             477            1,002
         --               --              --               --
     12,073           12,556          11,513           13,078
-----------       ----------      ----------      -----------
  1,469,824        1,332,048       1,692,014        2,400,638


         --            2,243              --               --
         --               --              --               --
         --               --              --               --
         --               --              --               --
         --               --              --               --
         --               --              --               --
      8,774            8,860           8,703            9,279
-----------       ----------      ----------      -----------
      8,774           11,103           8,703            9,279
-----------       ----------      ----------      -----------
$ 1,461,050       $1,320,945      $1,683,311      $ 2,391,359


--------------------------------------------------------------------------------

$ 1,420,702       $1,283,849      $1,558,030      $ 2,302,284
     (4,576)          34,497           2,530           (9,976)

     44,924            2,599         122,751           98,922
         --               --              --              129
-----------       ----------      ----------      -----------
$ 1,461,050       $1,320,945      $1,683,311      $ 2,391,359
===========       ==========      ==========      ===========

    140,640          126,779         152,372          223,292
===========       ==========      ==========      ===========

    $10.389          $10.419         $11.047          $10.710
===========       ==========      ==========      ===========

--------------------------------------------------------------------------------
$ 1,249,875       $1,243,256      $1,468,437      $ 2,121,294
         --               --              --               --

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED DECEMBER 31, 1997

                                                       Small Cap Stock Quality Bond    Select Equity Large Cap Stock
                                                          Portfolio      Portfolio       Portfolio       Portfolio
                                                       --------------- ------------    ------------- ---------------

INVESTMENT INCOME
   Dividends (1)                                          $  407,650      $     --      $   898,439      $  341,153
   Interest                                                  111,790       672,432          114,895           8,910
                                                          ----------      --------      -----------      ----------
      Total investment income                                519,440       672,432        1,013,334         350,063
                                                          ----------      --------      -----------      ----------
EXPENSES
   Investment advisory fee (Note 2)                          292,360        56,257          450,572         130,631
   Custody, fund accounting, and transfer agent fees         165,391        33,447          147,320          67,129
   Audit                                                      14,796        14,796           14,795          14,823
   Trustee fees and expenses                                   4,490         4,490            4,490           4,502
   Legal                                                       1,436         1,455            1,410             739
   Shareholder reporting                                          --            --               --              --
                                                          ----------      --------      -----------      ----------
      Total operating expenses                               478,473       110,445          618,587         217,824
      Interest Expense (Note 3)                                   --            --               --              --
                                                          ----------      --------      -----------      ----------

      Total expenses                                         478,473       110,445          618,587         217,824
      Less fees waived and expenses
         reimbursed by the adviser                           151,718        43,959          105,432          67,096
                                                          ----------      --------      -----------      ----------
      Net expenses                                           326,755        66,486          513,155         150,728
                                                          ----------      --------      -----------      ----------
   Net investment income                                     192,685       605,946          500,179         199,335
                                                          ----------      --------      -----------      ----------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS, FUTURES CONTRACTS AND
   FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on investments                 2,316,556        98,268        9,123,149       2,193,907
   Net realized gain on futures contracts                         --            --               --              --
   Net realized gain on foreign currency
      related transactions                                        --            --               --              --
                                                          ----------      --------      -----------      ----------
      Net realized gain (loss) on investments,
         futures contracts and foreign currency
         related transactions                              2,316,556        98,268        9,123,149       2,193,907
                                                          ----------      --------      -----------      ----------

   Unrealized appreciation on investments,
      futures contracts and foreign currency
          Beginning of year or period                        498,352        63,737        1,054,575       1,582,389
          End of year or period                            5,055,622       344,990        5,798,007       4,728,305
                                                          ----------      --------      -----------      ----------

   Net change in unrealized appreciation on
      investments futures contracts and
      foreign currency                                     4,557,270       281,253        4,743,432       3,145,916
                                                          ----------      --------      -----------      ----------

   Net realized and unrealized gain/(loss)
   on investments, futures contracts and
   foreign currency related transactions                   6,873,826       379,521       13,866,581       5,339,823
                                                          ----------      --------      -----------      ----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $7,066,511      $985,467      $14,366,760      $5,539,158
                                                          ==========      ========      ===========      ==========


-------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withhholding taxes of:       $       --      $     --      $       209      $      806
                                                          ----------      --------      -----------      ----------




                       See notes to financial statements

International                                                                 VKAC
   Equity          Money Market      Quality Income      Stock Index    Growth and Income   High Yield
 Portfolio          Portfolio          Portfolio          Portfolio         Portfolio       Portfolio
-----------        -----------        -----------        -----------       ----------       ----------

$   823,904        $        --        $        --        $ 1,350,382       $  648,343       $    7,760
    125,313          2,573,384          3,695,548            219,414          210,995        3,481,423
-----------        -----------        -----------        -----------       ----------       ----------
    949,217          2,573,384          3,695,548          1,569,796          859,338        3,489,183
-----------        -----------        -----------        -----------       ----------       ----------

    349,944            230,006            261,037            403,448          250,012          290,717
    263,329             63,741             85,394            134,979           95,653           72,862
     14,795             14,894             14,910             15,045           14,856           14,901
      4,491              4,526              4,533              4,589            4,510            4,876
      1,424                 --                 --                 --              282               --
         --                 --                 --                 --               --               --
-----------        -----------        -----------        -----------       ----------       ----------
    633,983            313,167            365,874            558,061          365,313          383,356
         --                 --             33,910             17,096               --            6,213
-----------        -----------        -----------        -----------       ----------       ----------
    633,983            313,167            399,784            575,157          365,313          389,569
    239,837            267,166             52,630             73,922           73,632           53,876
-----------        -----------        -----------        -----------       ----------       ----------
    394,146             46,001            347,154            501,235          291,681          335,693
-----------        -----------        -----------        -----------       ----------       ----------
    555,071          2,527,383          3,348,394          1,068,561          567,657        3,153,490
-----------        -----------        -----------        -----------       ----------       ----------


    (19,776)            (2,455)           160,119         15,275,548        5,648,388          909,331
         --                 --           (596,214)         1,015,725          245,836               --
    211,256                 --                 --                 --               --               --

-----------        -----------        -----------        -----------       ----------       ----------
    191,480             (2,455)          (436,095)        16,291,273        5,894,224          909,331
-----------        -----------        -----------        -----------       ----------       ----------



    883,114                 --            683,818         27,209,404        4,042,130        1,037,177
  1,285,706                 --          1,993,312         31,962,906        6,466,491        1,305,260
-----------        -----------        -----------        -----------       ----------       ----------

    402,592                 --          1,309,494          4,753,502        2,424,361          268,083
-----------        -----------        -----------        -----------       ----------       ----------

    594,072             (2,455)           873,399         21,044,775        8,318,585        1,177,414
-----------        -----------        -----------        -----------       ----------       ----------

$ 1,149,143        $ 2,524,928        $ 4,221,793        $22,113,336       $8,886,242       $4,330,904
===========        ===========        ===========        ===========       ==========       ==========


------------------------------------------------------------------------------------------------------
$   117,295        $        --        $        --        $     3,140       $    4,561       $       --







                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR OR PERIOD ENDED DECEMBER 31, 1997

                                                                            Mid-Cap      Large Cap      Developing
                                                         Bond Debenture      Value       Research         Growth
                                                            Portfolio      Portfolio*    Portfolio*      Portfolio*
                                                           ----------       -------       --------        -------

INVESTMENT INCOME
   Dividends (1)                                           $   43,867       $ 1,866       $  2,257        $   186
   Interest                                                 1,924,244         2,590          1,738          2,107
                                                           ----------       -------       --------        -------
      Total investment income                               1,968,111         4,456          3,995          2,293
                                                           ----------       -------       --------        -------
EXPENSES
   Investment advisory fee (Note 2)                           196,145         2,150          1,521          1,753
   Custody, fund accounting, and transfer agent fees           63,034         6,528          4,292          6,325
   Audit                                                       14,783         8,000          8,000          8,000
   Trustee fees and expenses                                    4,485           880            889            889
   Legal                                                        1,749           408            408            408
   Shareholder reporting                                           --           160            160            160
                                                           ----------       -------       --------        -------
      Total operating expenses                                280,196        18,126         15,270         17,535
      Interest Expense (Note 3)                                    --            --             --             --
                                                           ----------       -------       --------        -------

      Total expenses                                          280,196        18,126         15,270         17,535
      Less fees waived and expenses reimbursed
         by the adviser                                        57,898        15,768         13,597         15,587
                                                           ----------       -------       --------        -------
      Net expenses                                            222,298         2,358          1,673          1,948
                                                           ----------       -------       --------        -------
   Net investment income                                    1,745,813         2,098          2,322            345
                                                           ----------       -------       --------        -------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS, FUTURES CONTRACTS AND
   FOREIGN CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on investments                    964,071           150           (633)         4,555
   Net realized gain on futures contracts                          --            --             --             --
   Net realized gain on foreign currency
      related transactions                                         --            --             --             --
                                                           ----------       -------       --------        -------
      Net realized gain (loss) on investments,
         futures contracts and foreign
         currency related transactions                        964,071           150           (633)         4,555
                                                           ----------       -------       --------        -------

   Unrealized appreciation on investments,
      futures contracts and foreign currency
          Beginning of year or period                         283,061            --             --             --
          End of year or period                             1,213,703        46,986          6,584          8,505
                                                           ----------       -------       --------        -------

   Net change in unrealized appreciation
      on investments futures contracts
      and foreign currency                                    930,642        46,986          6,584          8,505
                                                           ----------       -------       --------        -------

   Net realized and unrealized gain/(loss)
   on investments, futures contracts and
   foreign currency related transactions                    1,894,713        47,136          5,951         13,060
                                                           ----------       -------       --------        -------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $3,640,526       $49,234       $  8,273        $13,405
                                                           ==========       =======       ========        =======


-----------------------------------------------------------------------------------------------------------------
(1) Dividend income is net of withhholding taxes of:       $       --       $    --       $      6        $    --

*    Fund commenced operations on August 20, 1997
**   Fund commenced operations on July 1, 1997



                       See notes to financial statemetns

                    Small Cap                    Growth & Income
       Balanced       Equity       Equity Income    Equity
      Portfolio**   Portfolio**     Portfolio**    Portfolio**
      -----------   -----------    ------------- ---------------

       $ 4,301       $  3,459        $ 15,242       $ 11,217
        19,534          3,085           3,188          5,093
       -------       --------        --------       --------
        23,835          6,544          18,430         16,310
       -------       --------        --------       --------

         6,200          6,036           6,707          8,283
         7,660          8,206           7,577         11,007
         8,000          8,000           8,000          8,000
         1,022          1,022           1,022          1,022
           560            560             560            560
           160            160             160            160
       -------       --------        --------       --------
        23,602         23,984          24,026         29,032
            --             --              --             --
       -------       --------        --------       --------
        23,602         23,984          24,026         29,032
        16,782         17,344          16,648         19,921
       -------       --------        --------       --------
         6,820          6,640           7,378          9,111
       -------       --------        --------       --------
        17,015            (96)         11,052          7,199
       -------       --------        --------       --------


         7,388         42,782          24,201          8,581
            --             --              --             --
            --             --              --             --
       -------       --------        --------       --------
         7,388         42,782          24,201          8,581
       -------       --------        --------       --------

            --             --              --             --
        44,924          2,599         122,751         98,922
       -------       --------        --------       --------

        44,924          2,599         122,751         98,922
       -------       --------        --------       --------

        52,312         45,381         146,952        107,503
       -------       --------        --------       --------

       $69,327       $ 45,285        $158,004       $114,702
       =======       ========        ========       ========


       -----------------------------------------------------
       $    11       $     --        $     23       $     27
       -------       --------        --------       --------




                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS



                                                                    Small Cap Stock                         Quality Bond
                                                                        Portfolio                              Portfolio
                                                             -------------------------------       -------------------------------
                                                             Year ended         Period ended       Year ended         Period ended
                                                             December 31,       December 31,       December 31,       December 31,
                                                                 1997              1996*               1997              1996*
                                                             ------------       ------------       ------------       -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
   Net investment income                                     $    192,685       $     55,635       $    605,946       $   259,046
   Net realized gain (loss) on investments,
      futures contracts, option contracts and
      foreign currency related transactions                     2,316,556            640,056             98,268           (35,063)
   Net change in unrealized appreciation
      (depreciation) on investments, futures
      contracts, options contracts and foreign
      currency related transactions                             4,557,270            498,352            281,253            63,737
                                                             ------------       ------------       ------------       -----------
   Net increase in net assets resulting from operations         7,066,511          1,194,043            985,467           287,720
                                                             ------------       ------------       ------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (192,883)           (53,613)          (660,166)         (211,194)
   Net realized gains                                             (99,847)          (582,244)           (76,278)               --
   In excess of net investment income                                  --                 --                 --                --
                                                             ------------       ------------       ------------       -----------
   Total distributions                                           (292,730)          (635,857)          (736,444)         (211,194)
                                                             ------------       ------------       ------------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
   Proceeds from shares sold                                   38,022,176         10,623,372         15,683,372         3,657,629
   Net asset value of shares issued through
   dividend reinvestment                                          914,326             14,261            879,467            68,171
   Cost of shares repurchased                                    (603,894)        (1,545,140)        (3,986,444)       (3,000,278)
                                                             ------------       ------------       ------------       -----------
   Net increase (decrease) in net assets from
   capital share transactions                                  38,332,608          9,092,493         12,576,395           725,522
                                                             ------------       ------------       ------------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        45,106,389          9,650,679         12,825,418           802,048

NET ASSETS:
   Beginning of period                                         14,650,679          5,000,000          5,802,048         5,000,000
                                                             ------------       ------------       ------------       -----------

   End of period                                             $ 59,757,068       $ 14,650,679       $ 18,627,466       $ 5,802,048
                                                             ============       ============       ============       ===========
   Net Assets at end of period includes
   undistributed (distributions in excess of)
   net investment income                                     $         --       $     (3,955)      $       (480)      $    46,816
                                                             ============       ============       ============       ===========
CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                1,341,383            500,000            575,476           500,000
                                                             ------------       ------------       ------------       -----------
Shares sold                                                     3,186,388            986,571          1,518,698           364,502
Shares issued through dividend reinvestment                        82,158              1,363             85,914             6,904
Shares repurchased                                                (49,981)          (146,551)          (389,839)         (295,930)
                                                             ------------       ------------       ------------       -----------
Net increase / (decrease) in shares outstanding                 3,218,565            841,383          1,214,773            75,476
                                                             ------------       ------------       ------------       -----------
Ending shares                                                   4,559,948          1,341,383          1,790,249           575,476
                                                             ============       ============       ============       ===========

* Fund commenced operations on April 2, 1996




                       See notes to financial statements

            Select Equity                        Large Cap Stock                    International Equity
              Portfolio                             Portfolio                             Portfolio
   --------------------------------       -------------------------------       -------------------------------
    Year ended         Period ended       Year ended         Period ended       Year ended         Period ended
    December 31,       December 31,       December 31,       December 31,       December 31,       December 31,
        1997               1996*              1997              1996*               1997              1996*
   -------------       ------------       ------------       ------------       ------------       ------------

   $     500,179       $    109,126       $    199,335       $    185,870       $    555,071       $     97,324

       9,123,149            483,583          2,193,907            387,045            191,480             65,848


       4,743,432          1,054,575          3,145,916          1,582,389            402,592            883,114
   -------------       ------------       ------------       ------------       ------------       ------------
      14,366,760          1,647,284          5,539,158          2,155,304          1,149,143          1,046,286
   -------------       ------------       ------------       ------------       ------------       ------------

        (490,963)          (109,126)          (202,300)          (182,905)          (557,716)           (81,947)
        (330,961)          (249,713)        (1,756,862)          (297,195)           (42,415)           (29,676)
              --               (243)                --                 --                 --                 --
   -------------       ------------       ------------       ------------       ------------       ------------
        (821,924)          (359,082)        (1,959,162)          (480,100)          (600,131)          (111,623)
   -------------       ------------       ------------       ------------       ------------       ------------


      68,852,468         19,036,561         17,343,331          1,106,964         52,754,470         14,218,522
       1,157,234             23,772          2,369,560             69,702            673,824             37,930
        (457,582)        (1,514,616)        (7,808,393)        (1,080,275)          (827,522)        (4,571,860)
   -------------       ------------       ------------       ------------       ------------       ------------
      69,552,120         17,545,717         11,904,498             96,391         52,600,772          9,684,592
   -------------       ------------       ------------       ------------       ------------       ------------
      83,096,956         18,833,919         15,484,494          1,771,595         53,149,784         10,619,255

      23,833,919          5,000,000         16,771,595         15,000,000         15,619,255          5,000,000
   -------------       ------------       ------------       ------------       ------------       ------------

   $ 106,930,875       $ 23,833,919       $ 32,256,089       $ 16,771,595       $ 68,769,039       $ 15,619,255
   =============       ============       ============       ============       ============       ============

   $       9,216       $       (243)      $         --       $      2,965       $    349,324       $     27,156
   =============       ============       ============       ============       ============       ============


       2,218,737            500,000          1,509,371          1,500,000          1,425,198            500,000
   -------------       ------------       ------------       ------------       ------------       ------------
       5,382,252          1,868,411          1,243,518            101,577          4,584,724          1,367,780
          93,395              2,403            179,193              6,843             57,454              3,673
         (37,610)          (152,077)          (602,301)           (99,049)           (72,672)          (446,255)
   -------------       ------------       ------------       ------------       ------------       ------------
       5,438,037          1,718,737            820,410              9,371          4,569,506            925,198
   -------------       ------------       ------------       ------------       ------------       ------------
       7,656,774          2,218,737          2,329,781          1,509,371          5,994,704          1,425,198
   =============       ============       ============       ============       ============       ============





                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     Money Makket                     Quality Income
                                                                      Portfolio                          Portfolio
                                                           -------------------------------     -------------------------------
                                                           Year ended         Year ended       Year ended         Year ended
                                                           December 31,       December 31,     December 31,       December 31,
                                                               1997               1996             1997               1996
                                                           ------------       ------------     ------------       ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment income                               $  2,527,383       $  1,778,758     $  3,348,394       $  3,033,706
       Net realized gain (loss) on investments,
          futures contracts, option contracts and
          foreign currency related transactions                  (2,455)               374         (436,095)          (661,414)
       Net change in unrealized appreciation
          (depreciation) on investments, futures
          contracts, options contracts and foreign
          currency related transactions                              --                 --        1,309,494           (688,059)
                                                           ------------       ------------     ------------       ------------
       Net increase in net assets resulting
          from operations                                     2,524,928          1,779,132        4,221,793          1,684,233
                                                           ------------       ------------     ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                                 (2,527,383)        (1,778,758)      (3,338,386)        (2,168,653)
       Net realized gains                                            --                 --               --             (8,168)
       In excess of net investment income                            --                 --               --                 --
                                                           ------------       ------------     ------------       ------------
       Total distributions                                   (2,527,383)        (1,778,758)      (3,338,386)        (2,176,821)
                                                           ------------       ------------     ------------       ------------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
       Proceeds from shares sold                             57,494,205         34,135,639       27,417,912         22,903,638
       Net asset value of shares issued through
          dividend reinvestment                               2,527,383          1,778,758        4,139,374          1,375,833
       Cost of shares repurchased                           (68,995,258)       (39,342,379)     (33,929,181)       (13,853,598)
                                                           ------------       ------------     ------------       ------------
       Net increase (decrease) in net assets from
          capital share transactions                         (8,973,670)        (3,427,982)      (2,371,895)        10,425,873
                                                           ------------       ------------     ------------       ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                      (8,976,125)        (3,427,608)      (1,488,488)         9,933,285
NET ASSETS:
       Beginning of period                                   30,954,888         34,382,496       51,324,148         41,390,863
                                                           ------------       ------------     ------------       ------------

       End of period                                       $ 21,978,763       $ 30,954,888     $ 49,835,660       $ 51,324,148
                                                           ============       ============     ============       ============
       Net Assets at end of period includes
          undistributed (distributions in
          excess of) net investment income                 $         --       $         --     $    894,166       $    884,274
                                                           ============       ============     ============       ============

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                             31,030,072         34,458,054        4,801,097          3,807,302
                                                           ------------       ------------     ------------       ------------
Shares sold                                                  57,419,022         34,135,639        2,544,684          2,174,582
Shares issued through dividend reinvestment                   2,527,383          1,778,758          392,730            130,798
Shares repurchased                                          (68,995,258)       (39,342,379)      (3,166,250)        (1,311,585)
                                                           ------------       ------------     ------------       ------------
Net increase / (decrease) in shares outstanding              (9,048,853)        (3,427,982)        (228,836)           993,795
                                                           ------------       ------------     ------------       ------------
Ending shares                                                21,981,219         31,030,072        4,572,261          4,801,097
                                                           ============       ============     ============       ============





                       See notes to financial statements

            Stock Index                     VKAC Growth and Income                      High Yield
             Portfolio                             Portfolio                             Portfolio
  -------------------------------       -------------------------------       -------------------------------
   Year ended         Year ended         Year ended         Year ended         Year ended         Year ended
  December 31,       December 31,       December 31,       December 31,       December 31,       December 31,
      1997               1996               1997               1996              1997               1996
  ------------       ------------       ------------       ------------       ------------       ------------

  $  1,068,561       $  1,540,280       $    567,657       $    517,014       $  3,153,490       $  3,456,028

    16,291,273          2,883,097          5,894,224          1,680,286            909,331            513,675


     4,753,502         13,156,063          2,424,361          2,293,883            268,083            293,614
  ------------       ------------       ------------       ------------       ------------       ------------
    22,113,336         17,579,440          8,886,242          4,491,183          4,330,904          4,263,317
  ------------       ------------       ------------       ------------       ------------       ------------

    (1,058,007)        (1,532,148)          (563,938)          (511,450)        (3,144,247)        (3,453,570)
      (288,033)        (2,778,218)          (513,391)        (1,207,683)                --                 --
            --                 --                 --                 --                 --            (19,171)
  ------------       ------------       ------------       ------------       ------------       ------------
    (1,346,040)        (4,310,366)        (1,077,329)        (1,719,133)        (3,144,247)        (3,472,741)
  ------------       ------------       ------------       ------------       ------------       ------------

    34,246,387          7,574,621          9,997,804         10,401,256         13,533,122         25,000,540
     4,855,058            801,349          2,585,409            211,053          4,949,889          1,667,100
   (56,051,623)       (21,068,260)        (4,155,928)        (1,515,500)       (27,471,849)       (22,908,998)
  ------------       ------------       ------------       ------------       ------------       ------------
   (16,950,178)       (12,692,290)         8,427,285          9,096,809         (8,988,838)         3,758,642
  ------------       ------------       ------------       ------------       ------------       ------------
     3,817,118            576,784         16,236,198         11,868,859         (7,802,181)         4,549,218


    86,560,184         85,983,400         31,593,166         19,724,307         41,064,638         36,515,420
  ------------       ------------       ------------       ------------       ------------       ------------

  $ 90,377,302       $ 86,560,184       $ 47,829,364       $ 31,593,166       $ 33,262,457       $ 41,064,638
  ============       ============       ============       ============       ============       ============


  $     18,686       $     55,421       $      9,283       $      5,564       $      9,243       $    (19,171)
  ============       ============       ============       ============       ============       ============


     5,367,589          6,210,939          2,258,899          1,576,436          3,864,501          3,495,538
  ------------       ------------       ------------       ------------       ------------       ------------
     1,698,260            513,644            626,726            780,898          1,249,817          2,395,207
       286,130             53,172            175,231             15,904            461,088            159,825
    (3,062,627)        (1,410,166)          (255,883)          (114,339)        (2,523,653)        (2,186,069)
  ------------       ------------       ------------       ------------       ------------       ------------
    (1,078,237)          (843,350)           546,074            682,463           (812,748)           368,963
  ------------       ------------       ------------       ------------       ------------       ------------
     4,289,352          5,367,589          2,804,973          2,258,899          3,051,753          3,864,501
  ============       ============       ============       ============       ============       ============





                       See notes to financial statements

COVA SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                      Mid-Cap        Large Cap
                                                                     Bond Debenture                    Value          Research
                                                                         Portfolio                   Portfolio       Portfolio
                                                               ------------------------------      -------------    ------------
                                                                Year ended       Period ended      Period ended     Period ended
                                                               December 31,       December 31,      December 31,    December 31,
                                                                   1997              1996*            1997**           1997**
                                                               ------------       -----------      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment income                                   $  1,745,813       $   196,556       $     2,098     $     2,322
       Net realized gain (loss) on investments,
          futures contracts, option contracts and
          foreign currency related transactions                     964,071            64,118               150            (633)
       Net change in unrealized appreciation
          (depreciation) on investments, futures
          contracts, options contracts and foreign
          currency related transactions                             930,642           283,061            46,986           6,584
                                                               ------------       -----------       -----------     -----------
       Net increase in net assets resulting from operations       3,640,526           543,735            49,234           8,273
                                                               ------------       -----------       -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                                     (1,747,981)         (194,548)           (2,089)         (2,129)
       Net realized gains                                           (18,188)          (55,174)               --              --
       In excess of net investment income                                --                --                --              --
                                                               ------------       -----------       -----------     -----------
       Total distributions                                       (1,766,169)         (249,722)           (2,089)         (2,129)
                                                               ------------       -----------       -----------     -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
       Proceeds from shares sold                                 44,653,139         7,553,231         2,185,306       1,345,530
       Net asset value of shares issued through
          dividend reinvestment                                   2,000,414            15,475             2,089           2,129
       Cost of shares repurchased                                  (778,993)         (699,457)           (5,632)           (793)
                                                               ------------       -----------       -----------     -----------
       Net increase (decrease) in net assets from
          capital share transactions                             45,874,560         6,869,249         2,181,763       1,346,866
                                                               ------------       -----------       -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          47,748,917         7,163,262         2,228,908       1,353,010
NET ASSETS:
       Beginning of period                                        7,663,262           500,000                --              --
                                                               ------------       -----------       -----------     -----------

       End of period                                           $ 55,412,179       $ 7,663,262       $ 2,228,908     $ 1,353,010
                                                               ============       ===========       ===========     ===========
       Net Assets at end of period includes
          undistributed (distributions in excess of)
          net investment income                                $         --       $     2,008       $         9     $       193
                                                               ============       ===========       ===========     ===========

CAPITAL SHARE TRANSACTIONS:
Beginning shares                                                    698,547            50,000                --              --
                                                               ------------       -----------       -----------     -----------
Shares sold                                                       3,775,808           714,357           213,013         136,458
Shares issued through dividend reinvestment                         169,197             1,514               200             215
Shares repurchased                                                  (68,740)          (67,324)             (554)            (81)
                                                               ------------       -----------       -----------     -----------
Net increase/(decrease) in shares outstanding                     3,876,265           648,547           212,659         136,592
                                                               ------------       -----------       -----------     -----------
Ending shares                                                     4,574,812           698,547           212,659         136,592
                                                               ============       ===========       ===========     ===========


*   Fund commenced operations on April 2, 1996
**  Fund commenced operations on August 20, 1997
*** Fund commenced operations on July 1, 1997




                       See notes to financial statements

   Developing                          Small Cap                        Growth & Income
     Growth           Balanced          Equity         Equity Income         Equity
   Portfolio         Portfolio         Portfolio         Portfolio         Portfolio
  ------------      ------------      ------------     -------------    ----------------
  Period ended      Period ended      Period ended      Period ended      Period ended
  December 31,      December 31,      December 31,      December 31,      December 31,
     1997**           1997***           1997***            1997***          1997***
  -----------       -----------       -----------       -----------       -----------

  $       345       $    17,015       $       (96)      $    11,052       $     7,199

        4,555             7,388            42,782            24,201             8,581


        8,505            44,924             2,599           122,751            98,922
  -----------       -----------       -----------       -----------       -----------
       13,405            69,327            45,285           158,004           114,702
  -----------       -----------       -----------       -----------       -----------


         (326)          (17,093)               --           (11,052)           (7,070)
           --           (11,993)           (8,189)          (21,671)          (18,557)
           --                --                --                --                --
  -----------       -----------       -----------       -----------       -----------
         (326)          (29,086)           (8,189)          (32,723)          (25,627)
  -----------       -----------       -----------       -----------       -----------


    1,735,826         1,429,858         1,277,390         1,528,693         2,310,416
          326            29,086             8,189            32,723            25,628
      (15,081)          (38,135)           (1,730)           (3,386)          (33,760)
  -----------       -----------       -----------       -----------       -----------
    1,721,071         1,420,809         1,283,849         1,558,030         2,302,284
  -----------       -----------       -----------       -----------       -----------
    1,734,150         1,461,050         1,320,945         1,683,311         2,391,359

           --                --                --                --                --
  -----------       -----------       -----------       -----------       -----------

  $ 1,734,150       $ 1,461,050       $ 1,320,945       $ 1,683,311       $ 2,391,359
  ===========       ===========       ===========       ===========       ===========

  $        19       $        --       $        --       $        --       $       129
  ===========       ===========       ===========       ===========       ===========

           --                --                --                --                --
  -----------       -----------       -----------       -----------       -----------
      165,753           141,462           126,145           149,720           224,036
           31             2,804               798             2,966             2,398
       (1,394)           (3,626)             (164)             (314)           (3,142)
  -----------       -----------       -----------       -----------       -----------
      164,390           140,640           126,779           152,372           223,292
  -----------       -----------       -----------       -----------       -----------
      164,390           140,640           126,779           152,372           223,292
  ===========       ===========       ===========       ===========       ===========





                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------

For a share held throughout the periods indicated

                                                                      Small Cap Stock                   Quality Bond
                                                                          Portfolio                       Portfolio
                                                             --------------------------------    ----------------------------
                                                                             For the period                    For the period
                                                                            from May 1, 1996                  from May 1, 1996
                                                             Year ended     (date of initial     Year ended   (date of initial
                                                             December 31,   public offering)     December 31, public offering)
                                                                1997        December 31, 1996    1997         December 31, 1996
                                                             --------------------------------    ------------------------------

Net Asset Value, Beginning Of Period                         $ 10.922        $ 10.512            $ 10.082         $  9.897
                                                             --------        --------            --------         --------

          Income From Investment Operations
            Net investment income                               0.057           0.057               0.446            0.459
            Net realized and unrealized gains (losses)          2.217           0.843               0.452            0.102
                                                             --------        --------            --------         --------
          Total from investment operations                      2.274           0.900               0.898            0.561
                                                             --------        --------            --------         --------

          Distributions
            Dividends from net investment income               (0.055)         (0.055)             (0.531)          (0.376)
            Distributions from net realized gains              (0.036)         (0.435)             (0.044)            ----
            Distributions in excess of net investment income     ----            ----                ----             ----
            Return of capital distributions                      ----            ----                ----             ----
                                                             --------        --------            --------         --------
          Total distributions                                  (0.091)         (0.490)             (0.575)          (0.376)
                                                             --------        --------            --------         --------
Net Asset Value, end of period                               $ 13.105        $ 10.922            $ 10.405         $ 10.082
                                                             --------        --------            --------         --------

Total Return                                                    20.89%          8.65%*               9.06%            5.68%*
                                                             --------        --------            --------         ---------

Ratios/Supplemental Data:
      Net Assets, end of period (In millions)                $   59.8        $   14.7            $   18.6         $    5.8

      Ratios to Average Net Assets (1):
          Operating Expenses                                     0.95%           0.95%**             0.65%            0.65%**
          Interest Expense                                      -----            -----               -----            -----
          Net investment income                                  0.56%           0.87%**             5.92%            5.94%**

      Portfolio turnover rate                                    79.1%          102.4%              163.7%           181.3%
      Average commission rate paid (2)                       $ 0.0375        $ 0.0371                N/A               N/A



(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Operating Expenses to Average Net Assets:        1.39%           2.68%**             1.08%            1.52%**

       Ratio of Net Investment Income to Average Net Assets:     0.12%          (0.86%)**            5.49%            5.07%**


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


+         Amount is less than $.0005
*         Non-annualized
**        Annualized
N/A       Not Applicable


                       See notes to financial statements



           Select Equity                        Large Cap Stock                      International Equity
             Portfolio                             Portfolio                               Portfolio
-------------------------------------    -----------------------------------    ------------------------------------
                   For the period                            For the period                         For the period
                 from May 1, 1996                           from May 1, 1996                       from May 1, 1996
 Year ended      (date of initial         Year ended       (date of initial        Year ended      (date of initial
December 31,     public offering)        December 31,       public offering)      December 31,     public offering)
    1997        December 31, 1996            1997          December 31, 1996         1997          December 31, 1996
-------------------------------------    -----------------------------------    ------------------------------------
    $ 10.742                 $ 10.084        $ 11.112               $ 10.003         $ 10.959               $ 10.215
------------             ------------    ------------           ------------     ------------           ------------


       0.078                    0.081           0.113                  0.124            0.122                  0.096
       3.294                    0.771           3.560                  1.304            0.539                  0.755
------------             ------------    ------------           ------------     ------------           ------------
       3.372                    0.852           3.673                  1.428            0.661                  0.851
------------             ------------    ------------           ------------     ------------           ------------


      (0.077)                  (0.081)         (0.118)                (0.122)          (0.137)                (0.086)
      (0.071)                  (0.113)         (0.822)                (0.197)          (0.011)                (0.021)
        ----                   (0.000)+          ----                   ----             ----                   ----
        ----                     ----            ----                   ----             ----                   ----
--------------           ------------    ------------           ------------    -------------           ------------
      (0.148)                  (0.194)         (0.940)                (0.319)          (0.148)                (0.107)

--------------           ------------    ------------           ------------    -------------           ------------
    $ 13.966                 $ 10.742        $ 13.845              $  11.112         $ 11.472               $ 10.959
--------------           ------------    ------------           ------------    -------------           ------------

       31.55%                   8.52%*          33.25%                 14.35%*           5.96%                  8.44%*
--------------           ------------    ------------           ------------    -------------           ------------


    $  106.9                 $   23.8        $   32.3              $    16.8         $   68.8               $   15.6


       0.83%                     0.85%**         0.75%                   0.75**          0.95%                  0.95%**
        ----                     ----           -----                   -----           -----                   ----
       0.81%                     1.35%**         0.99%                   1.56**          1.35%                  1.43%**

      134.8%                    123.9%           59.5%                  35.5%            74.1%                  48.2%
    $ 0.0406                 $ 0.0406        $ 0.0324              $  0.0323         $ 0.0217               $ 0.0107



       1.00%                     1.70%**         1.08%                  1.23%**          1.53%                  3.80%**

       0.64%                     0.50%**         0.66%                  1.08%**          0.77%                 (1.42%)**


                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated


                                                                                      Money Market
                                                                                        Portfolio
                                                                -----------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,

                                                                  1997       1996       1995       1994       1993
                                                                -----------------------------------------------------
Net Asset Value, beginning of period                            $  1.00      $ 1.00     $ 1.00     $ 1.00    $ 1.00
                                                                -------      ------     ------     ------    ------
       Income From Investment Operations
         Net investment income                                    0.055       0.053      0.059      0.041     0.032
         Net realized and unrealized gains (losses)               ----        ----       ----       ----      ----
                                                                -------      ------     ------     ------    -------
       Total from investment operations                           0.055       0.053      0.059      0.041     0.032
                                                                -------      ------     ------     ------    -------

       Distributions
         Dividends from net investment income                    (0.055)     (0.053)    (0.059)    (0.041)   (0.032)
         Distributions from net realized gains                     ----        ----       ----       ----      ----
         Distributions in excess of net investment income          ----        ----       ----       ----      ----
         Return of capital distributions                           ----        ----       ----       ----      ----
                                                                -------      ------     ------     ------    ------
       Total distributions                                       (0.055)     (0.053)    (0.059)    (0.041)   (0.032)

Net Asset Value, end of period                                  -------      ------     ------     ------    ------
                                                                $  1.00      $ 1.00     $ 1.00     $ 1.00    $ 1.00
                                                                -------      ------     ------     ------    ------
Total Return
                                                                  5.49%       5.42%      6.01%      4.23%     3.24%
                                                                -------      ------     ------     ------    ------
Ratios/Supplemental Data:
       Net Assets, end of period (In millions)                  $  22.0      $ 31.0     $ 34.4     $ 75.9    $  6.6
       Ratios to Average Net Assets (1):
         Operating Expenses                                        0.10%       0.11%      0.11%     0.10%      0.10%
         Interest Expense                                           ----        ----       ----      ----       ----
         Net investment income                                     5.49%       5.31%      5.68%     4.37%      3.23%

       Portfolio turnover rate                                     N/A         N/A        N/A        N/A       N/A
       Average commission rate paid (2)                            N/A         N/A        N/A        N/A       N/A




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Operating Expenses to Average Net Assets:          0.68%       0.74%      0.64%     0.68%      0.86%

       Ratio of Net Investment Income to Average Net Assets:       4.91%       4.68%      5.25%     3.79%      2.47%


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


N/A  Not Applicable

                       See notes to financial statements




                         Quality Income                                                Stock Index
                           Portfolio                                                    Portfolio
       -----------------------------------------------------       -------------------------------------------------------

                        YEARS ENDED DECEMBER 31,                                 YEARS ENDED DECEMBER 31,
                        ------------------------                                 ------------------------
       1997        1996         1995      1994       1993            1997          1996       1995       1994     1993
      ------------------------------------------------------        -----------------------------------------------------
      $ 10.690    $ 10.871   $  9.815   $ 10.886   $ 10.699        $ 16.126       $ 13.844   $ 10.587   $ 11.115   $ 10.552
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------


         0.737       0.651      0.667      0.603      0.641           0.273          0.286      0.260      0.311      0.205
         0.199      (0.359)     1.056     (1.071)     0.518           5.018          2.797      3.637     (0.337)     0.726
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------
         0.936       0.292      1.723      (.468)    01.159           5.291          3.083      3.897     (0.026)     0.931
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------


        (0.726)     (0.471)    (0.667)    (0.603)    (0.641)         (0.268)        (0.284)    (0.260)    (0.311)    (0.205)
         ----       (0.002)     ----       ----      (0.331)         (0.079)        (0.517)    (0.380)    (0.185)    (0.163)
         ----        ----       ----       ----       ----            ----          ----       ----       ----       ----
         ----        ----       ----       ----       ----            ----          ----       ----       (0.006)    ----
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------
        (0.726)     (0.473)    (0.667)    (0.603)    (0.972)         (0.347)        (0.801)    (0.640)    (0.502)     (0.368)

      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------
      $ 10.900    $ 10.690   $ 10.871   $  9.815   $ 10.886        $ 21.070       $ 16.126   $ 13.844   $ 10.587   $ 11.115
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------

          9.08%       2.82%     17.99%     (4.33%)    11.04%          32.91%                    36.87%     (0.11%)     8.84%
      --------    --------   --------   --------   --------        --------       --------   --------   --------   --------

      $   49.8    $   51.3   $   41.4   $   33.9   $   51.1        $   90.4       $   86.6   $   86.0   $   36.8   $   91.3


          0.60%       0.60%      0.60%      0.59%      0.60%           0.60%          0.60%      0.61%      0.58%      0.60%
          0.06%       ----       ----       ----       ----            0.02%          ----       ----       ----       ----
          6.41%       6.06%      6.42%      5.69%      5.82%           1.32%          1.77%      2.41%      2.23%      2.29%

         308.0%      320.3%     219.5%     177.6%     318.4%           27.2%           1.3%       3.9%      47.1%      44.1%
         N/A         N/A        N/A        N/A        N/A          $ 0.0324       $ 0.0333      N/A        N/A        N/A



          0.70%       0.71%      0.75%      0.68%      0.70%           0.69%          0.67%      0.78%      0.80%      0.74%

          6.31%       5.95%      6.27%      5.60%      5.73%           1.23%          1.70%      2.24%      2.01%      2.15%


COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated



                                                                                         VKAC Growth and Income
                                                                                                Portfolio
                                                                   ---------------------------------------------------------

                                                                                         YEARS ENDED DECEMBER 31,
                                                                                         ------------------------

                                                                     1997         1996        1995        1994        1993
                                                                   ---------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 13.986     $ 12.512    $ 10.306    $ 11.170    $ 10.282
                                                                   --------     --------    --------    --------    --------
       INCOME FROM INVESTMENT OPERATIONS
         Net investment income
         Net realized and unrealized gains (losses)                   0.212        0.243       0.224       0.331       0.182
                                                                      3.265        2.007       3.089      (0.864)      1.371
       Total from investment operations                            --------     --------      ------    --------    --------
                                                                      3.477        2.250       3.313      (0.533)      1.553
                                                                   --------     --------      ------    --------    --------
       DISTRIBUTIONS
         Dividends from net investment income                        (0.211)      (0.241)     (0.232)     (0.323)     (0.182)
         Distributions from net realized gains                       (0.200)      (0.535)     (0.875)     (0.008)     (0.483)
         Distributions in excess of net investment income                --           --          --          --          --
         Return of capital distributions                                 --           --          --          --          --
                                                                   --------     --------    --------    --------    --------
       Total distributions                                           (0.411)      (0.776)     (1.107)     (0.331)     (0.665)
                                                                   --------     ---------   --------    --------    --------

NET ASSET VALUE, END OF PERIOD                                     $ 17.052     $  13.986   $ 12.512    $ 10.306    $ 11.170
                                                                   --------     ---------   --------    --------    --------

TOTAL RETURN                                                          24.9%        18.18%     32.24%      (4.54%)     15.01%
                                                                   --------     ---------   --------    ---------     -------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                    $    47.8     $    31.6   $   19.7    $   10.9     $    6.5

       RATIOS TO AVERAGE NET ASSETS (1):
         Operating Expenses                                           0.70%         0.70%      0.69%       0.70%        0.69%
         Interest Expense                                             ----          ----       ----        ----         ----
         Net investment income                                        1.36%         1.99%      2.05%       3.47%        1.84%

       PORTFOLIO TURNOVER RATE                                        94.5%        113.0%     180.1%      326.0%       135.9%
       AVERAGE COMMISSION RATE PAID (2)                           $  0.0548     $  0.0566     N/A         N/A          N/A




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Operating Expenses to Average Net Assets:             0.88%         1.02%      1.19%       1.49%        2.05%

       Ratio of Net Investment Income to Average Net Assets:          1.18%         1.67%      1.55%       2.68%        0.47%


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged.


*     Non-annualized
**    Annualized
N/A   Not Applicable


                       See notes in financial statements



                          High Yield                                                    Bond Debenture
                           Portfolio                                                       Portfolio
     ------------------------------------------------------            -----------------------------------------------
                                                                                              For the period
                                                                                            from May 1, 1996
                  YEARS ENDED DECEMBER 31,                                   Year ended      (date of initial
                                                                            December 31,      public offering)
        1997        1996       1995       1994       1993                      1997          December 31, 1996
    ------------------------------------------------------                  -------------------------------------
     $ 10.626    $ 10.446   $  9.823   $ 11.287   $ 10.445                   $  10.970           $  10.098
     --------    --------   --------   --------   --------                   ---------           ---------


        0.922       0.952      0.949      0.978      1.028                       0.544               0.345
        0.281       0.187      0.621     (1.464)     1.170                       1.147               0.949
     --------    --------   --------   ---------  --------                   ---------           ---------
        1.203       1.139      1.570     (0.486)     2.198                       1.691               1.294
     --------    --------   --------   --------   --------                   ---------           ---------


       (0.930)     (0.954)    (0.947)    (0.978)    (1.028)                     (0.549)             (0.342)
        ----         ----      ----       ----      (0.328)                      ----               (0.080)
        ----       (0.005)     ----       ----       ----                        ----               ----
        ----         ----      ----       ----       ----                        ----               ----
     --------    --------   --------     ------   --------                   ---------           ---------
       (0.930)     (0.959)    (0.947)    (0.978)    (1.356)                     (0.549)             (0.422)

     --------    --------   --------   --------   --------                   ---------           ---------
     $ 10.899    $ 10.626   $ 10.446   $  9.823   $ 11.287                   $  12.112           $  10.970
     --------    --------   --------   --------   --------                   ---------           ---------

        11.54%      11.29%     16.69%     (4.52%)    21.98%                      15.63%              12.89%*
     --------    --------   --------   --------   --------                   ---------           ---------


     $   33.3    $   41.1   $   36.5   $   19.7   $   18.8                   $    55.4           $    7.7


         0.85%       0.85%      0.86%      0.86%      0.84%                       0.85%              0.85**
         0.02%       ----       ----       ----       ----                        ----               ----
         8.13%        8.8%      9.50%      9.48%      8.97%                       6.68%              7.26**

        109.4%      117.3%     118.9%     200.1%     213.1%                      100.3%              58.1%
         N/A          N/A        N/A        N/A        N/A                         N/A           $ 0.0677




         0.99%       1.04%      1.09%      1.16%      1.38%                       1.07%              2.05**

         7.99%       8.70%      9.27%      9.18%      8.43%                       6.46%              6.06**



                       See notes to financial statements

COVA SERIES TRUST

FINANCIAL HIGHLIGHTS

FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED




                                                                         Period from August 20, 1997 (commencement of operations)
                                                                                       to December 31, 1997
                                                                   --------------------------------------------------------------

                                                                          Mid-Cap          Large Cap        Developing
                                                                           Value            Research          Growth
                                                                         Portfolio         Portfolio        Portfolio
                                                                       -------------     -------------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  10.000          $  10.000        $  10.000
                                                                        ---------          ---------        ---------

       INCOME FROM INVESTMENT OPERATIONS
         Net investment income                                              0.010              0.017            0.002
         Net realized and unrealized gains (losses)                         0.481             (0.096)           0.549
                                                                        ---------          ---------        ---------
       Total from investment operations                                     0.491             (0.079)           0.551
                                                                        ---------          ---------        ---------
        Distributions
         Dividends from net investment income                              (0.010)            (0.016)          (0.002)
         Distributions from net realized gains                               ----               ----             ----
         Distributions in excess of net investment income                    ----               ----             ----
         Return of capital distributions                                     ----               ----             ----
                                                                        ---------          ---------        ---------
       Total Distributions                                                 (0.010)            (0.016)          (0.002)
                                                                        ---------          ---------        ---------
NET ASSET VALUE, END OF PERIOD                                          $  10.481          $   9.905        $  10.549
                                                                        ---------          ---------        ---------

TOTAL RETURN                                                                 4.90%*            (0.74%)*          5.52%*
                                                                        ---------          ---------        ---------

RATIOS/SUPPLEMENTAL DATA:
       Net Assets, end of period (In millions)                           $    2.2          $     1.4        $     1.7

       RATIOS TO AVERAGE NET ASSETS (1):
         Operating Expenses                                                  1.10%**            1.10%**          1.00%**
         Interest Expense                                               ---------          ---------        ---------
         Net investment income                                               0.97%**            1.53%**          0.18%**

       Portfolio turnover rate                                                1.5%               1.3%             9.1%
       AVERAGE COMMISSION RATE PAID (2)                                 $  0.0508           $ 0.0593        $  0.0421




(1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

       Ratio of Operating Expenses to Average Net Assets:                    8.41%**           10.04**           9.00%**

       Ratio of Net Investment Income to Average Net Assets:                (6.34%)**          (7.41)**         (7.82%)**


(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and so during the period for which commissions were charged.


*      Non-annualized
**     Annualized

                       See notes to financial statements

              Period from July 1, 1997 (commencement of operations)
                              to December 31, 1997
-------------------------------------------------------------------------------


                     Small Cap                        Growth & Income
      Balanced        Equity         Equity Income        Equity
     Portfolio       Portfolio         Portfolio         Portfolio
     ---------       ---------       -------------    ---------------

      $10.000         $10.000          $10.000          $10.000
      -------         -------          -------          -------

        0.123          (0.001)           0.074            0.033
        0.477           0.485            1.192            0.793
      -------         -------          -------          -------
        0.600           0.484            1.266            0.826
      -------         -------          -------          -------


       (0.124)           ----           (0.074)          (0.032)
       (0.087)         (0.065)          (0.145)          (0.084)
         ----            ----             ----             ----
         ----            ----             ----             ----
      -------         -------          -------          -------
       (0.211)           ----           (0.219)          (0.116)

      -------         -------          -------          -------
      $10.389         $10.419          $11.047          $10.710
      -------         -------          -------          -------

         6.01%*          4.86%*          12.69%*           8.26%*
      -------         -------          -------          -------


      $   1.5         $   1.3          $   1.7          $   2.4


         1.10%**         1.10%**          1.10%**          1.10%**
         ----            ----             ----             ----
         2.74%**        (0.02%)**         1.65%**          0.87%**

         13.6%           36.2%            17.9%            18.1%
      $0.0600         $0.0597          $0.0600          $0.0600




         3.81%**         3.97%**          3.58%**          3.51%**

         0.03%**        (2.89%)**        (0.83%)**        (1.54%)**



                       See notes to financial statements

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES

Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers eighteen diversified portfolios (each, a Fund and collectively, the Funds) to its policyholders for investment, each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value, Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio. Van Kampen American Capital Investment Advisory Corporation manages the Money Market Portfolio, Quality Income Portfolio, Stock Index Portfolio, VKAC Growth and Income Portfolio (formerly Growth and Income Portfolio), and the High Yield Portfolio. Mississippi Valley Advisors Inc. manages the Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio. Depending on the policyholder's contract, not all portfolios are available to all policyholders.

The Trust commenced operations on December 11, 1989 with the Quality Income Portfolio and High Yield Portfolio. The Money Market Portfolio commenced operations on July 1, 1991. The Stock Index Portfolio commenced operations on November 1, 1991. The VKAC Growth and Income Portfolio commenced operations on May 1, 1992. The Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio and Bond Debenture Portfolio commenced operations on April 2, 1996. The Balanced Portfolio, Small Cap Equity Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio commenced operations on July 1, 1997. The Mid-Cap Value Portfolio, Large Cap Research Portfolio and Developing Growth Portfolio commenced operations on August 20, 1997.

The preparation of financial statements in conformity with generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Money Market Portfolio, in accordance with Rule 2a-7 of the 1940 Act, values its investments at amortized cost.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997



A. SECURITY VALUATION - CONTINUED

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds will maintain in a segregated account with their custodian assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income and expenses are recorded when earned or incurred, respectively.

D. FEDERAL INCOME TAXES - It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Quality Income, Stock Index and VKAC Growth and Income Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures transactions at year end.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 1997, the accumulated capital loss carryforwards and expiration dates by Fund were as follows: Money Market $77,639 expiring in 2002 and 2005, Quality Income $2,481,691 expiring in 2002, 2004 and 2005, and High Yield $88,356 expiring in 2002, and Large Cap Research $633 expiring in 2005.

The Growth & Income Equity Portfolio and Balanced Portfolio elected to defer to their fiscal year ending December 31, 1998, $10,043 and $1,036 of losses, respectively, recognized during the period November 1, 1997 to December 31, 1997.

E. DISTRIBUTION OF INCOME AND GAINS - The Funds, except the Money Market Portfolio, declare, pay and automatically reinvest dividends semi-annually from net investment income. The Money Market Portfolio declares dividends from net investment income daily and automatically reinvests such dividends daily.

Net realized gains, if any, are distributed annually. Distributions are automatically reinvested in the Funds as additional shares.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect the Portfolios against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.

a. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds generally invest in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

b. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


F. DERIVATIVES - CONTINUED

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

c. FORWARD FOREIGN CURRENCY CONTRACTS - The International Equity Portfolio may enter into forward foreign currency contracts to hedge its portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


G. FOREIGN CURRENCY TRANSLATION - CONTINUED

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate, and changes in the contract value of forward foreign currency contracts.

H. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

I. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co., Van Kampen American Capital Investment Advisory Corporation, and Mississippi Valley Advisors Inc. ( the "Sub-advisers") for investment advisory services in connection with the investment or management of the portfolios of the Funds. The Adviser supervises the Sub-advisers, sub-advisers'

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

performance of advisory services and will make recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based on the average daily net assets as follows:

Fund                             Average Daily Net Assets        % Per Annum
----                             ------------------------        -----------
Small Cap Stock                         All                      .85%

Quality Bond                       First $75 Million             .55%
                                   Over $75 Million              .50%

Select Equity                      First $50 Million             .75%
                                   Over $50 Million              .65%

Large Cap Stock                         All                      .65%

International Equity               First $50 Million             .85%
                                   Over $50 Million              .75%

Money Market                       First $500 Million            .50%
                                   Over $500 Million             .40%

Quality Income                     First $500 Million            .50%
                                   Over $500 Million             .45%

Stock Index                             All                      .50%

VKAC Growth and Income             First $500 Million            .60%
                                   Over $500 Million             .50%

High Yield                         First $500 Million            .75%
                                   Over $500 Million             .65%

Bond Debenture                          All                      .75%

Mid-Cap Value                           All                      1%

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Fund                             Average Daily Net Assets        % Per Annum
----                             ------------------------        -----------
Large Cap Research                      All                      1%

Developing Growth                       All                      .90%

Balanced                                All                      1%

Small Cap Equity                        All                      1%

Equity Income                           All                      1%

Growth & Income Equity                  All                      1%

The Adviser has voluntarily waived its monthly advisory fee for the Money Market Portfolio. In addition, the Adviser has voluntarily waived or otherwise reimbursed the Funds for their other operating expenses, exclusive of brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceed 0.10% of the average daily net assets of each Fund.

Cova Variable Annuity Accounts One, Five and First Cova Variable Annuity Acount One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and Cova Financial Life Insurance Co. (collectively "Cova Life"). At December 31, 1997, Cova Life owned all shares of beneficial interest of each Fund except those listed below.

                                          Percentage of Ownership
                           -----------------------------------------------------
                                                              Mississippi Valley
                           Cova Life     Lord Abbett & Co.      Advisors Inc.
                           ---------     ----------------     ------------------
Mid-Cap Value                95.3%             4.7%                  ---
Large Cap Research           91.1%             8.9%                  ---
Developing Growth            93.9%             6.1%                  ---
Balanced                     27.4%             ---                  72.6%
Small Cap Equity             20.6%             ---                  79.4%
Equity Income                33.1%             ---                  66.9%
Growth & Income Equity       54.7%             ---                  45.3%

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


3.  INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 1997 were as follows:

                                                 Purchases
                           ---------------------------------------------------
Portfolio:                 U.S. Government     Non-Government         Total
----------                 ---------------     --------------     ------------
Small Cap Stock              $         0        $ 67,605,432      $ 67,605,432

Quality Bond                  20,760,132           5,735,996        26,496,128

Select Equity                          0         148,163,972       148,163,972

Large Cap Stock                        0          21,576,856        21,576,856

International Equity                   0          79,195,610        79,195,610

Quality Income                47,678,089         107,991,560       155,669,649

Stock Index                            0          20,924,957        20,924,957

VKAC Growth and Income                 0          42,675,420        42,675,420

High Yield                             0          37,487,847        37,487,847

Bond Debenture                15,366,165          52,494,680        67,860,845

Mid-Cap Value*                         0           2,020,572         2,020,572

Large Cap Research*                    0           1,224,423         1,224,423

Developing Growth*                     0           1,610,385         1,610,385

Balanced**                       551,460             815,129         1,366,589

Small Cap Equity**                     0           1,550,773         1,550,733

Equity Income**                        0           1,639,927         1,639,927

Growth & Income Equity**               0           2,362,112         2,362,112


 *  Portfolio commenced operations August 20, 1997.
**  Portfolio commenced operations July 1, 1997.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


3. INVESTMENT TRANSACTIONS - CONTINUED

                                                   Sales
                           ----------------------------------------------------
Portfolio:                 U.s. Government     Non-Government         Total
----------                 ---------------     --------------     ------------
Small Cap Stock              $         0        $25,976,318       $ 25,976,318

Quality Bond                  14,440,660          1,249,470         15,690,130

Select Equity                          0         81,230,737         81,230,737

Large Cap Stock                        0         12,078,226         12,078,226

International Equity                   0         28,864,924         28,864,924

Quality Income                60,583,419         97,441,811        158,025,230

Stock Index                            0         41,966,209         41,966,209

VKAC Growth and Income                 0         36,454,880         36,454,880

High Yield                             0         47,391,759         47,391,759

Bond Debenture                 9,324,473         15,433,275         24,757,748

Mid-Cap Value*                         0              8,058              8,058

Large Cap Research*                    0              5,124              5,124

Developing Growth*                     0             46,475             46,475

Balanced**                             0            120,653            120,653

Small Cap Equity**                     0            350,259            350,259

Equity Income**                        0            195,691            195,691

Growth & Income Equity**               0            249,400            249,400



 *  Portfolio commenced operations August 20, 1997.
**  Portfolio commenced operations July 1, 1997.

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


3. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 1997, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                Federal           Gross              Gross
                                Income         Unrealized         Unrealized
Portfolio:                     Tax Cost       Appreciation      (Depreciation)
----------                   -----------      ------------      --------------

Small Cap Stock              $52,024,392       $ 7,485,196       $(2,620,717)

Quality Bond                  15,972,681           347,072            (2,082)

Select Equity                 98,622,676         8,480,963        (2,741,002)

Large Cap Stock               27,274,428         5,269,657          (552,438)

International Equity          64,349,561         5,536,543        (4,909,891)

Money Market                  21,895,770             -----             -----

Quality Income                47,114,722         2,061,749           (17,031)

Stock Index                   58,424,938        33,037,391        (1,108,453)

VKAC Growth and Income        41,285,482         7,630,302        (1,213,171)

High Yield                    31,577,280         1,416,106          (116,982)

Bond Debenture                51,441,189         1,633,184          (419,481)

Mid-Cap Value                  2,012,664            73,060           (26,074)

Large Cap Research             1,218,629            32,167           (25,583)

Developing Growth              1,568,464            81,506           (73,001)

Balanced                       1,253,415            78,103           (36,719)

Small Cap Equity               1,244,343            97,380           (95,868)

Equity Income                  1,468,437           162,554           (39,803)

Growth & Income Equity         2,121,294           182,664           (83,742)

The Quality Income Portfolio enters into reverse repurchase agreements (borrowing) for cash management purposes. The average daily balance of reverse repurchase agreements outstanding during the period was $509,439 at a weighted average interest rate of 4.97%. The maximum amount of borrowing outstanding during the year ended December 31, 1997 was $ 4,096,250 (including accrued interest).

For temporary cash management purposes, the following Portfolios engaged in bank borrowings:

                       Average Daily     Weighted Average     Maximum Dollar
Portfolio                Borrowings        Interest Rate      Amount Borrowed
---------              -------------     ----------------     ---------------
Quality Income           $132,213              6.50%            $ 2,509,362

Stock Index               266,022              6.43%             14,224,060

High Yield                 95,584              6.50%              7,214,854

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


4. FUTURES CONTRACTS

Transactions in futures contracts for the year ended December 31, 1997, were as follows:

                                                                                                 VKAC
                                                         Quality Income     Stock Index    Growth and Income
                                                            Portfolio        Portfolio         Portfolio
                                                         --------------     -----------    -----------------
Futures Contracts Outstanding at December 31, 1996              25                5                4
    Contracts Opened                                           668              196               17
    Contracts Closed                                          (658)            (179)             (17)
                                                              ----             ----              ---
Futures Contracts Outstanding at December 31, 1997              35               22                4
                                                              ====             ====              ===

The futures contracts outstanding as of December 31, 1997 and the description and unrealized appreciation (depreciation) were as follows:

                                                                    Unrealized
                                                    Notional       Appreciation/
                                     Contracts        Value       (Depreciation)
                                     ---------     ----------     --------------
Quality Income Portfolio:
    U.S. Long Bond
    March 1998 - Sold                   35         $4,216,406        $(51,406)

Stock Index Portfolio:
    S&P 500 Index Futures
    March 1998 - Purchased              22         $5,385,050        $ 33,968

VKAC Growth and Income Portfolio:
    S&P 500 Index Futures
    March 1998 - Purchased               4         $  979,100        $ 19,800

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


5. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts for the International Equity Portfolio at December 31, 1997, were as follows:

Forward Foreign Currency Contracts to Buy:

                                                       Value at           In           Unrealized
Settlement                                           December 31,      Exchange       Appreciation/
   Date            Contracts To Receive                  1997         For U.s. $     (Depreciation)
----------   -------------------------------         ------------     ----------     --------------
 1/02/98         439,101   Australian Dollar          $  286,221      $  287,040       $   (819)
 1/02/98      22,034,928   Spanish Peseta                144,622         146,071         (1,449)
 1/02/98       1,042,806   Swedish Krona                 131,485         133,246         (1,761)
 1/13/98     163,012,080   Japanese Yen                1,256,452       1,320,000        (63,548)
                                                                                       --------
                                                                                        (67,577)
                                                                                       ========

Forward Foreign Currency Contracts to Sell:

                                                       Value at           In           Unrealized
Settlement                                           December 31,      Exchange       Appreciation/
   Date            Contracts To Deliver                  1997         For U.s. $     (Depreciation)
----------   -------------------------------         ------------     ----------     --------------
 1/02/98       4,907,758   Belgian Franc              $  132,565      $  133,245        $    680
 1/02/98     255,803,479   Italian Lira                  144,683         146,072           1,389
 1/13/98       3,017,248   Australian Dollar           1,967,296       2,181,625         214,329
 1/13/98         603,206   British Pound Sterling        991,405         972,368         (19,037)
 1/13/98     408,924,139   Italian Lira                  231,267         237,071           5,804
 1/13/98     387,810,322   Japanese Yen                2,989,135       3,232,726         243,591
 1/13/98       1,370,452   New Zealand Dollar            795,508         868,116          72,608
 1/13/98       1,319,087   Singapore Dollar              782,299         830,315          48,016
                                                                                        --------
                                                                                         567,380
                                                                                        ========

                                COVA SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1997


6. MORTGAGE AND ASSET BACKED SECURITIES

The Quality Income and Quality Bond Portfolios invest in Mortgage and Asset Backed Securities. A Mortgage Backed Security (MBS) is a pass-through security created by pooling and selling participations in the principal and interest payments received from borrowers. Most of these securities are issued by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) or Federal Home Loan Bank (FHLB).

A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBSs. The Quality Income and Quality Bond Portfolios also invest in REMICs (Real Estate Mortgage Investment Conduits) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages with the most stable cash flow and the lowest prepayment risk.

Asset Backed Securities are similar to MBSs but made up of pools of other assets, such as credit card receivables, which are grouped together for investment purposes. Payments of principal and interest on the securities are made from the cash flows of the group of assets.







                                     PART C
                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS

The following financial statements of the Trust are included in Parts A and B hereof:

Financial Highlights.

The following financial statements of the Trust are included in Part B thereof:

Statements of Assets and Liabilities as of December 31, 1997.

Statements of Operations for the Year or Period Ended December 31, 1997.

Statements of Changes in Net Assets for each of the Years or Periods in the two year period ended December 31, 1997.

Portfolios of Investments as of December 31, 1997

Notes to Financial Statements as of December 31, 1997

Independent Auditor's Report.


(B)  EXHIBITS

   (1)    Declaration of Trust(1)
   (2)    By-laws of Trust(1)
   (3)    Not Applicable
   (4)    Not Applicable
   (5)(a)(i)  Form of Investment Advisory Agreement(1)
      (a)(ii) Form of Amendment to Investment Advisory Agreement(3)
      (a)(iii) Form of Amendment to Investment Advisory Agreement
      (b)(i)  Form of Sub-Advisory Agreement - Lord, Abbett & Co.(1)
      (b)(ii) Form of Sub-Advisory Agreement - J.P. Morgan Investment Management Inc.(1)
      (b)(iii)Form of Sub-Advisory Agreement - Van Kampen American
              Capital Investment Advisory Corp.(1)
      (b)(iv) Form of Sub-Advisory Agreement - Mississippi Valley
              Advisors Inc.(3)
      (b)(v)  Form of Amendment to Sub-Advisory Agreement - Lord, Abbett
              & Co. - (Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio and Lord Abbett Growth and
              Income Portfolio)(3)
      (b)(vi) Form of Amendment to Sub-Advisory Agreement - Emerging
              Markets Equity Portfolio
   (6)(a) Principal Underwriters Agreement
   (6)(b) Form of Addendum to Principal Underwriters Agreement
   (7)    Not Applicable
   (8)(a) Custodian Contract (2)
   (8)(b) Not Applicable
   (9)    Administration Agreement (2)
  (10)    Consent and Opinion of Counsel
  (11)    Consent of Independent Auditors
  (12)    Not Applicable
  (13)    Agreement Governing Contribution of Capital
  (14)    Not Applicable
  (15)    Not Applicable
  (16)    Schedule for Computation of Performance Quotations
  (27)    Financial Data Schedules

(1) incorporated by reference to Registrant's Post-Effective Amendment No. 14 filed electronically on April 26, 1996.

(2) incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed electronically on October 18, 1996.

(3) incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed electronically on April 25, 1997.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The shares of the Trust are currently sold to Cova Variable Annuity Account One and Cova Variable Life Account One of Cova Financial Services Life Insurance Company; Cova Variable Annuity Account Five and Cova Variable Life Account Five of Cova Financial Life Insurance Company; and to First Cova Variable Annuity Account One of First Cova Life Insurance Company which together control all Portfolios of the Trust through their share ownership thereof.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

Cova Variable Annuity Account One, Cova Variable Life Account One, Cova Variable Annuity Account Five and First Cova Variable Annuity Account One, together, own 99% of the shares of beneficial interest of the Trust.

ITEM 27.  INDEMNIFICATION

Please see Article 5.3 of the Registrant's Agreement and Declaration of Trust (Exhibit 1) for indemnification of officers and trustees. Registrant's trustees and officers are also covered by an Errors and Omissions Policy. Section 5 of the Investment Advisory Agreement between the Registrant and Cova Investment Advisory Corporation ("Adviser") provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreement on the part of the Adviser, the Adviser shall not be liable to the Registrant or to any shareholder of the Registrant for any error in judgment or of law, or for any loss suffered by the Registrant in connection with the matters to which the Investment Advisory Agreement relates.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant and the Adviser in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person or Adviser in connection with the shares being registered the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See "Management of the Trust" in the Prospectus and "Officers and Trustees" in the Statement of Additional Information for information regarding the Investment Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference (File No. 801-45567).

With respect to information regarding the Sub-Advisers, reference is hereby made to "Management of the Trust" in the Prospectus. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Sub-Advisers, reference is made to the current Form ADVs of the Sub-Advisers filed under the Investment Advisers Act of 1940, incorporated herein by reference and the file numbers of which are as follows:

     Van Kampen American Capital Investment Advisory Corp.
         File No. 801-18161

     Lord, Abbett & Co.
         File No. 801-6997

     J.P. Morgan Investment Management Inc.
         File No. 801-21011

     Mississippi Valley Advisors Inc.
         File No. 801-28897

ITEM 29.  PRINCIPAL UNDERWRITER
     Not Applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644 or at Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111; and (ii) by the Adviser will be maintained at its offices, located at One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644; and (iii) by each of the Sub-Advisers at their respective offices as follows: Van Kampen American Capital Investment Advisory Corp., One Parkview Plaza, Oakbrook Terrace, Illinois 60181; J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036; Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, NY 10153-0203; and Mississippi Valley Advisors Inc., One Mercantile Center, Suite 2100, Saint Louis, Missouri 63101.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

The Registrant will furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report upon request and without charge.

Registrant hereby undertakes to file a post-effective amendment, including financial statements which need not be audited, within 4-6 months from the later of the commencement of operations of the Emerging Markets Equity Portfolio of the Registrant or the effective date of Post-Effective Amendment No. 18 to the Registrant's 1933 Act Registration Statement.

                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace, and State of Illinois on the 3rd day of April, 1998.

                                  COVA SERIES TRUST

                                  By: /S/ LORRY J. STENSRUD*
                                      _____________________________________
                                      Lorry J. Stensrud
                                      President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                TITLE                           DATE

/S/ LORRY J. STENSRUD*    President                       4-3-98
-----------------------  (Principal Executive Officer)   -------
Lorry J. Stensrud

                         Vice President, Treasurer,
/S/WILLIAM C. MAIR*      Controller and Trustee (Prin-   4-3-98
-----------------------  cipal Financial Officer and     -------
William C. Mair          Principal Accounting Officer)


/S/WILLIAM H. WILTON*    Vice President                  4-3-98
-----------------------                                  -------
William H. Wilton


/S/STEPHEN M. ALDERMAN*  Trustee                         4-3-98
-----------------------                                  -------
Stephen M. Alderman


/S/THEODORE A. MYERS*    Trustee                         4-3-98
-----------------------                                  -------
Theodore A. Myers


/S/DEBORAH A. VOHASEK*   Trustee                         4-3-98
-----------------------                                  -------
Deborah A. Vohasek


/S/R. KEVIN WILLIAMS*    Trustee                         4-3-98
-----------------------                                  -------
R. Kevin Williams




                                     *By: /S/ FRANCES S. COOK
                                     ------------------------

                                          Frances S. Cook, Attorney-in-Fact





                            LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Alderman, a Trustee of Cova Series Trust, a Massachusetts Business Trust (the "Trust"), do hereby appoint Lorry J. Stensrud and Frances S. Cook as my attorney and agent, for me, and in my name as a Trustee of the Trust on behalf of the Trust or otherwise, with full power to make, execute and sign all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 26th day of February, 1998.

                                          /S/ STEPHEN M. ALDERMAN
                                          --------------------------------------
                                           Stephen M. Alderman


                            LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Theodore A. Myers, a Trustee of Cova Series Trust, a Massachusetts Business Trust (the "Trust"), do hereby appoint Lorry J. Stensrud and Frances S. Cook as my attorney and agent, for me, and in my name as a Trustee of the Trust on behalf of the Trust or otherwise, with full power to make, execute and sign all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 26th day of February, 1998.

                                          /S/ THEODORE A. MYERS
                                          --------------------------------------
                                             Theodore A. Myers



                            LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Deborah A. Vohasek, a Trustee of Cova Series Trust, a Massachusetts Business Trust (the "Trust"), do hereby appoint Lorry J. Stensrud and Frances S. Cook as my attorney and agent, for me, and in my name as a Trustee of the Trust on behalf of the Trust or otherwise, with full power to make, execute and sign all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 26th day of February, 1998.


                                            /S/ DEBORAH A. VOHASEK
                                           -------------------------------------
                                                 Deborah A. Vohasek



                            LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, R. Kevin Williams, a Trustee of Cova Series Trust, a Massachusetts Business Trust (the "Trust"), do hereby appoint Lorry J. Stensrud and Frances S. Cook as my attorney and agent, for me, and in my name as a Trustee of the Trust on behalf of the Trust or otherwise, with full power to make, execute and sign all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 26th day of February, 1998.


                                              /S/ R. KEVIN WILLIAMS
                                            ------------------------------------
                                                 R. Kevin Williams



                            LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, William C. Mair, Vice President, Treasurer, Controller and a Trustee (Principal Financial Officer and Principal Accounting Officer) of Cova Series Trust, a Massachusetts Business Trust (the "Trust"), do hereby appoint Lorry J. Stensrud and Frances S. Cook as my attorney and agent, for me, and in my name as Vice President, Treasurer, Controller and a Trustee (Principal Financial Officer and Principal Accounting Officer) of the Trust on behalf of the Trust or otherwise, with full power to make, execute and sign all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorneys and each of them, full power and authority to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 26th day of February, 1998.


                                             /S/ WILLIAM C. MAIR
                                           ------------------------------------
                                                 William C. Mair



                            LIMITED POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Lorry J. Stensrud, President (Principal Executive Officer) of Cova Series Trust, a Massachusetts Business Trust (the "Trust"), do hereby appoint Frances S. Cook as my attorney and agent, for me, and in my name as President (Principal Executive Officer) of the Trust on behalf of the Trust or otherwise, with full power to make, execute and sign all amendments to the Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of the Trust, such amendments, and any and all amendments and supplements thereto, and any and all exhibits and other documents requisite in connection therewith granting unto said attorney, full power and authority to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of the aforesaid Acts.

     WITNESS my hand this 26th day of February, 1998.


                                              /S/ LORRY J. STENSRUD
                                            ------------------------------------
                                                 Lorry J. Stensrud


                              INDEX TO EXHIBITS

EX-99.B(5)(a)(iii) Form of Amendment to Investment Advisory Agreement

EX-99.B(5)(b)(vi)  Form of Amendment to Sub-Advisory Agreement - Emerging
                   Markets Equity Portfolio

EX-99.B(6)(a)      Principal Underwriters Agreement

EX-99.B(6)(b)      Form of Addendum to Principal Underwriters Agreement

EX-99.B(10)        Consent and Opinion of Counsel

EX-99.B(11)        Consent of Independent Auditors

EX-99.B(13)        Agreement Governing Contribution of Capital

EX-99.B(16)        Schedule for Computation of Performance Quotations

EX-27              Financial Data Schedules